UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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Filed by a party other than the Registrant   ☐
Check the appropriate box:
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Preliminary Proxy Statement

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Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material Pursuant to §240.14a-12

ATRION CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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No fee required.

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Fee paid previously with preliminary materials.

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

PRELIMINARY PROXY STATEMENT — SUBJECT TO COMPLETION
Atrion Corporation
One Allentown Parkway
Allen, Texas 75002
Telephone: 972-390-9800
Dear Stockholder:
You are cordially invited to attend a special meeting (including any adjournments or postponements thereof, the “Special Meeting”) of stockholders of Atrion Corporation (“Atrion”) to be held on           , 2024, at      Central Time, at our offices located at One Allentown Parkway, Allen, Texas 75002.
At the Special Meeting, you will be asked to consider and vote on (i) a proposal to adopt the Agreement and Plan of Merger, dated May 28, 2024 (such agreement, as it may be amended, modified or supplemented from time to time, the “Merger Agreement”), by and among Nordson Corporation, an Ohio corporation (“Nordson”), Alpha Medical Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Nordson (“Merger Sub”), and Atrion, providing for the acquisition of Atrion by Nordson, (ii) a proposal to approve, on an advisory (non-binding) basis, the compensation that may be paid or become payable to Atrion’s named executive officers that is based on or otherwise relates to the Merger Agreement and the transactions contemplated by the Merger Agreement (the “Compensation Proposal”), and (iii) a proposal to approve the adjournment of the Special Meeting to a later date or dates, if necessary or appropriate, including to solicit additional proxies to approve the proposal to adopt the Merger Agreement if there are insufficient votes to adopt the Merger Agreement at the time of the Special Meeting (the “Adjournment Proposal”). Upon the terms and subject to the conditions of the Merger Agreement, Nordson will acquire Atrion via the merger of Merger Sub with and into Atrion, with the separate corporate existence of Merger Sub thereupon ceasing and Atrion continuing as the surviving corporation and a wholly owned subsidiary of Nordson (the “Merger”).
If the Merger is completed, you will be entitled to receive $460.00 in cash, without interest thereon, for each share of Atrion common stock (each, a “Share” and, collectively, the “Shares”) that you own immediately prior to the time at which the Merger will become effective (unless you are entitled to and have properly exercised and not waived, withdrawn, failed to perfect or otherwise lost your appraisal rights), which represents a premium of approximately 15% to the average daily volume-weighted average price of Atrion’s common stock for the ninety (90) trading days prior to May 27, 2024, the date on which the Merger and the other transactions contemplated by the Merger Agreement (together with the Merger, the “Transactions”) were approved by Atrion’s Board of Directors (the “Board of Directors”).
The Board of Directors, after considering the factors more fully described in the enclosed proxy statement, has unanimously: (i) determined that the Merger Agreement, the Merger and the other Transactions to be consummated by Atrion, are advisable and fair to, and in the best interests of, Atrion and its stockholders, (ii) duly authorized and approved the execution, delivery and performance by Atrion of the Merger Agreement and the consummation by Atrion of the Transactions to be consummated by Atrion, including the Merger, (iii) resolved, subject to Section 6.03(d) of the Merger Agreement, to recommend adoption of the Merger Agreement by the stockholders of Atrion, and (iv) directed that the adoption of the Merger Agreement be submitted to a vote of Atrion’s stockholders.
The Board of Directors unanimously recommends, on behalf of Atrion, that you vote: (1) “FOR” the adoption of the Merger Agreement; (2) “FOR” the approval, on an advisory (non-binding) basis, of the Compensation Proposal; and (3) “FOR” the approval of the Adjournment Proposal.
The proxy statement provides detailed information about the Special Meeting, the Merger Agreement and the Transactions. A copy of the Merger Agreement is attached as Annex A to the proxy statement. We urge you to read both the proxy statement and Merger Agreement carefully in their entirety.
The proxy statement also describes the actions and determinations of the Board of Directors in connection with its evaluation of the Merger Agreement and the Transactions. You should carefully read and consider the entire proxy statement and its annexes, including, but not limited to, the Merger Agreement, as they contain important information about, among other things, the Transactions and how they affect you.

Whether or not you plan to attend the Special Meeting, please sign, date and return, as promptly as possible, the enclosed proxy card in the accompanying prepaid reply envelope or grant your proxy electronically over the Internet or by telephone (using the instructions provided in the enclosed proxy card). If you attend, and vote at, the Special Meeting, then your vote at the Special Meeting will revoke any proxy that you have previously submitted.
If you hold your Shares in “street name,” you should instruct your bank, broker or other nominee how to vote your Shares in accordance with the voting instruction form that you will receive from your bank, broker or other nominee. Your bank, broker or other nominee cannot vote on any of the proposals, including the proposal to adopt the Merger Agreement, without your instructions.
Your vote is very important, regardless of the number of Shares that you own. We cannot complete the Merger unless the proposal to adopt the Merger Agreement is approved by the affirmative vote of the holders of a majority of all outstanding Shares as of the close of business on           , 2024, which is the record date for the Special Meeting.
Under the General Corporation Law of the State of Delaware, stockholders and beneficial owners of Shares who do not vote in favor of the adoption of the Merger Agreement have the right to seek an appraisal of the “fair value” of their Shares as determined by the Delaware Court of Chancery, but only if they comply fully with the applicable requirements of Delaware law, which are summarized in the section captioned “The Merger — Appraisal Rights” in the accompanying proxy statement. In addition, the full text of Section 262 of the Delaware General Corporation Law is attached as Annex C to the accompanying proxy statement and may also be accessed without subscription or cost at the following publicly available website: https://delcode.delaware.gov/title8/c001/sc09/index.html#262.
If you have any questions concerning the Merger Agreement, the Transactions, the Special Meeting or the proxy statement, would like additional copies of the proxy statement or need help voting your Shares, please contact our proxy solicitor:
15 West 38th Street, Suite #747, New York, New York 10018
North American Toll-Free Phone:
1-855-246-4705
Email: info@campaign-mgmt.com
Call Collect Outside North America: +1 (212) 632-8422
On behalf of the Board of Directors, I thank you for your support and appreciate your consideration of this matter.
Sincerely,
David A. Battat President and Chief Executive Officer
Neither the United States Securities and Exchange Commission nor any state securities commission has approved or disapproved of the Merger, passed upon the merits or fairness of the Merger Agreement or the Transactions, including the proposed Merger, or passed upon the adequacy or accuracy of the information contained in this proxy statement or any document incorporated by reference herein. Any representation to the contrary is a criminal offense.
Atrion Corporation
One Allentown Parkway
Allen, Texas 75002
(972) 390-9800

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON          , 2024
Notice is hereby given that a special meeting of stockholders (including any adjournments or postponements thereof, the “Special Meeting”) of Atrion Corporation, a Delaware corporation (“Atrion”), is to be held on             , 2024, at           Central Time, at our offices located at One Allentown Parkway, Allen, Texas 75002, for the following purposes:
1.
To consider and vote on the proposal to adopt the Agreement and Plan of Merger, dated May 28, 2024 (such agreement, as it may be amended, modified or supplemented from time to time, the “Merger Agreement”), by and among Nordson Corporation, an Ohio corporation (“Nordson”), Alpha Medical Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Nordson (“Merger Sub”), and Atrion. Upon the terms and subject to the conditions of the Merger Agreement, Nordson will acquire Atrion via a merger of Merger Sub with and into Atrion, with the separate corporate existence of Merger Sub thereupon ceasing and Atrion continuing as the surviving corporation and a wholly owned subsidiary of Nordson (the “Merger”);

2.
To consider and vote on the proposal to approve, on an advisory (non-binding) basis, the compensation that may be paid or become payable to Atrion’s named executive officers that is based on or otherwise relates to the Merger Agreement and the transactions contemplated by the Merger Agreement (the “Compensation Proposal”); and

3.
To consider and vote on any proposal to adjourn the Special Meeting to a later date or dates, if necessary or appropriate, including to solicit additional proxies to approve the proposal to adopt the Merger Agreement if there are insufficient votes to adopt the Merger Agreement at the time of the Special Meeting (the “Adjournment Proposal”).

Concurrently with the execution of the Merger Agreement on May 28, 2024, each of John P. Stupp, Jr., David Battat, Emile Battat, Stupp Bros., Inc. and Montclair Harbour LLC (collectively, the “Support Agreement Signatories”), and Nordson entered into voting and support agreements with Nordson (the “Support Agreements”) (the form of which is attached as Exhibit A to the Merger Agreement, which is attached as Annex A to the accompanying proxy statement). Under the Support Agreements, each Support Agreement Signatory has, among other things, agreed to, during the term of the applicable Support Agreement, vote the Shares held by such Support Agreement Signatory in favor of the Merger and the adoption of the Merger Agreement. For more information regarding the Support Agreements, please see the section captioned “The Merger Agreement — Voting and Support Agreement” in the accompanying proxy statement.
The proxy statement of which this notice is part provides a detailed description of the Merger Agreement, the Merger contemplated thereby and the other matters to be considered at the Special Meeting. A summary of the Merger Agreement is included in the accompanying proxy statement under the caption “Proposal 1: Adoption of the Merger Agreement” and a copy of the Merger Agreement is attached as Annex A to the accompanying proxy statement, each of which is incorporated by reference into this notice to the same extent as if fully set forth herein. You are encouraged to carefully read the proxy statement (including the annexes thereto) and any other documents incorporated by reference in their entirety.
Only stockholders of record as of the close of business on           , 2024, are entitled to notice of the Special Meeting and to vote at the Special Meeting or any adjournment, postponement or other delay thereof.
Atrion’s Board of Directors (the “Board of Directors”) unanimously recommends, on behalf of Atrion, that you vote: (1) “FOR” the adoption of the Merger Agreement; (2) “FOR” the approval, on an advisory (non-binding) basis, of the Compensation Proposal; and (3) “FOR” the approval of the Adjournment Proposal.
All stockholders are invited to attend the Special Meeting. Whether or not you plan to attend the Special Meeting, please sign, date and return, as promptly as possible, the enclosed proxy card in the accompanying prepaid reply envelope or grant your proxy electronically over the Internet or by telephone (using the instructions provided in the enclosed proxy card). If you attend the Special Meeting and vote, your vote will revoke any proxy that you have previously submitted. If you hold your Shares in “street name,” you should instruct your bank, broker or other nominee how to vote your Shares in accordance with the voting instruction form that you will receive from your bank, broker or other nominee. Your bank, broker or other nominee cannot vote on any of the proposals, including the proposal to adopt the Merger Agreement, without your instructions.

David A. Battat
President and Chief Executive Officer
Dated:         , 2024
ATRION CORPORATION
One Allentown Parkway
Allen, Texas 75002

PROXY STATEMENT
FOR THE SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON       , 2024
IMPORTANT NOTICE REGARDING THE PROXY MATERIALS
FOR THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON       , 2024
This proxy statement is dated         , 2024, and is first being mailed to our stockholders on or about        , 2024.
This proxy statement is available on the investor relations page of our website at https://atrioncorp.com/sec-filings/. The information provided on, or accessible through, our website is not part of this proxy statement, and therefore is not incorporated herein by reference. We intend to commence mailing these proxy materials on or about         , 2024, to all stockholders of record entitled to vote at the Special Meeting.
A complete list of the stockholders entitled to vote at the Special Meeting will be available for examination by any stockholder of Atrion during the Special Meeting and during regular business hours for the ten (10) days prior to the Special Meeting at our principal executive offices, located at One Allentown Parkway, Allen, Texas 75002. Stockholders may examine the list for any legally valid purpose related to the Special Meeting. If you would like to examine the list, please email us at ir-info@atrioncorp.com.
YOUR VOTE IS IMPORTANT
WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING, WE ENCOURAGE YOU TO SUBMIT YOUR PROXY AS PROMPTLY AS POSSIBLE: (1) BY TELEPHONE; (2) THROUGH THE INTERNET; OR (3) BY SIGNING AND DATING THE ENCLOSED PROXY CARD AND RETURNING IT IN THE POSTAGE-PAID ENVELOPE PROVIDED. You may revoke your proxy or change your vote at any time before it is voted at the Special Meeting.
If you hold your Shares in “street name,” you should instruct your bank, broker or other nominee how to vote your Shares in accordance with the voting instruction form that you will receive from your bank, broker or other nominee. Your broker or other agent cannot vote on any of the proposals, including the proposal to adopt the Merger Agreement, without your instructions.
If you are a stockholder of record, voting at the Special Meeting will revoke any proxy that you previously submitted. If you hold your Shares through a bank, broker or other nominee, you must obtain a “legal proxy” in order to vote at the Special Meeting.
For purposes of the proposal to adopt the Merger Agreement, abstentions, if any, will be included in the calculation of the number of Shares represented at the Special Meeting for purposes of determining whether a quorum has been achieved, but will be counted as a vote “AGAINST” this proposal. If you fail to submit a proxy or to vote online at the Special Meeting, or abstain from voting on the proposal to adopt the Merger Agreement, it will have the same effect as a vote “AGAINST” this proposal.
For purposes of the Adjournment Proposal and the Compensation Proposal, (i) if your Shares are present at the Special Meeting but are not voted on such proposal, or if you have given a proxy and abstained on such proposal, this will have the same effect as if you voted “AGAINST” approval of the Adjournment Proposal or the Compensation Proposal, as applicable, and (ii) if you fail to submit a proxy or to attend the Special Meeting, the Shares held by you or your broker will not be counted in respect of, and will not have an effect on, the Adjournment Proposal or the Compensation Proposal, as applicable.
You should carefully read and consider this entire proxy statement and its annexes, including, but not limited to, the Merger Agreement, along with all of the documents incorporated by reference into this proxy statement, as they contain important information about, among other things, the Transactions and how they affect you. If you have any questions concerning the Merger Agreement, the Transactions, the Special Meeting or this proxy statement, would like additional copies of this proxy statement or need help voting your Shares, please contact our proxy solicitor:

15 West 38th Street, Suite #747, New York, New York 10018
North American Toll-Free Phone:
1-855-246-4705
Email: info@campaign-mgmt.com
Call Collect Outside North America: +1 (212) 632-8422

i

ii

SUMMARY
This summary highlights selected information from this proxy statement related to the merger of Alpha Medical Merger Sub, Inc., a wholly owned subsidiary of Nordson Corporation, with and into Atrion Corporation (the “Merger” and, together with the other transactions contemplated by the Merger Agreement (as defined below), the “Transactions”), and may not contain all of the information that is important to you. To understand the Transactions more fully and for a more complete description of the legal terms of the Transactions, you should carefully read and consider this entire proxy statement and the annexes to this proxy statement, including, but not limited to, the Merger Agreement, along with all of the documents to which we refer in this proxy statement, as they contain important information about, among other things, the Transactions and how they affect you. You may obtain the information incorporated by reference in this proxy statement without charge by following the instructions under the caption “Where You Can Find More Information.” The Merger Agreement is attached as Annex A to this proxy statement. You should carefully read and consider the entire Merger Agreement, which is the legal document that governs the Transactions.
Except as otherwise specifically noted in this proxy statement, “Atrion,” “we,” “our,” “us” and similar words refer to Atrion Corporation, including, in certain cases, its subsidiaries. Throughout this proxy statement, we refer to Nordson Corporation as “Nordson” and Alpha Medical Merger Sub, Inc. as “Merger Sub.” In addition, throughout this proxy statement we refer to the Agreement and Plan of Merger, dated May 28, 2024, by and among Nordson, Merger Sub and Atrion, as it may be amended, modified or supplemented from time to time, as the “Merger Agreement,” the date of the Merger Agreement as the “Signing Date,” and the holders of our Shares as “stockholders.”
The Special Meeting
Date, Time, Place and Purpose of the Special Meeting
A special meeting of stockholders (including any adjournments or postponements thereof, the “Special Meeting”) to consider and vote on the proposal to adopt the Merger Agreement will be held on           , 2024, at         Central Time, at our offices located at One Allentown Parkway, Allen, Texas 75002.
At the Special Meeting, stockholders of record as of the close of business on           , 2024 (the “Record Date”), will be asked to consider and vote on:
•
a proposal to adopt the Merger Agreement;

•
a proposal to approve, on an advisory (non-binding) basis, the compensation that may be paid or become payable to Atrion’s named executive officers that is based on or otherwise relates to the Merger Agreement and the transactions contemplated by the Merger Agreement (the “Compensation Proposal”); and

•
a proposal to adjourn the Special Meeting to a later date or dates, if necessary or appropriate, including to solicit additional proxies to approve the proposal to adopt the Merger Agreement if there are insufficient votes to adopt the Merger Agreement at the time of the Special Meeting (the “Adjournment Proposal”).

We do not expect that any matters other than the proposals set forth above will be brought before the Special Meeting, and only matters specified in the notice of the meeting may be acted upon at the Special Meeting.
Record Date; Shares Entitled to Vote; Quorum
You are entitled to receive notice of, and vote at, the Special Meeting if you owned any share(s) of common stock of Atrion, par value $0.10 per share (each a “Share” and collectively, the “Shares”), on the Record Date. Each holder of common stock shall be entitled to one (1) vote for each such Share owned on the Record Date on all matters properly coming before the Special Meeting.
As of the Record Date, there were            Shares outstanding and entitled to vote at the Special Meeting. A quorum is necessary to adopt the Merger Agreement and approve the Compensation Proposal. A quorum is the minimum number of Shares required to be present at the Special Meeting for the meeting to be properly held under our bylaws and Delaware law. The presence, in person or by proxy, of the holders of record of a majority of the outstanding Shares entitled to vote shall constitute a quorum for the transaction of business at the Special Meeting. Only Shares present or represented by proxy at the Special Meeting will be counted in determining whether a quorum is present. Your Shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your bank, broker or other nominee based on your instructions), if you vote at the meeting or if you attend the Special Meeting but abstain from voting. If you return a properly signed proxy card without indicating voting preferences on the proxy card, the Shares represented by that proxy will be counted as present for purposes of establishing a quorum at the Special Meeting and all of such Shares will be voted as recommended by Atrion’s Board of Directors (the “Board of Directors”). If you hold your Shares in “street name” and do not give any instruction to your bank, broker or other nominee as to how your Shares should be voted at the Special Meeting for any proposal, those Shares will not be entitled to vote on any proposal at the Special Meeting and will not be counted for purposes of establishing a quorum. However, if you hold your Shares in “street name” and give voting instructions to the bank, broker or other nominee with respect to at least one of the proposals, but give no instruction as to the other proposals, then those Shares will be deemed present at the Special Meeting for purposes of establishing a quorum at the Special Meeting, will be voted as instructed with respect to any proposal as to which instructions were given and will not be voted with respect to any other proposal.
The Special Meeting may be adjourned whether or not a quorum is present.
Vote Required; Abstentions and Failure to Vote
The affirmative vote of the holders of a majority of all outstanding Shares on the Record Date is required to adopt the Merger Agreement. Because the required vote for the proposal to adopt the Merger Agreement is based on the number of votes our stockholders are entitled to cast rather than on the number of votes actually cast, if you fail to authorize a proxy or vote online at the meeting, abstain from voting at the meeting, or fail to instruct your bank, broker or other nominee on how to vote, such failure will have the same effect as votes cast “AGAINST” the merger proposal. As of           , 2024, the Record Date for the Special Meeting,            Shares constitute a majority of the issued and outstanding Shares.
Approval of the Compensation Proposal requires the affirmative vote of the majority of the Shares present, in person or represented by proxy duly authorized, at the Special Meeting and entitled to vote generally on the subject matter, provided a quorum is present. Only Shares present or represented by proxy at the Special Meeting will be able to be voted. The approval of the Compensation Proposal is advisory (non-binding) and is not a condition to the completion of the Merger. If you abstain from voting, that abstention will have the same effect as if you voted “AGAINST” the Compensation Proposal. If you fail to instruct your bank, broker or other nominee on how to vote, such failure will have no effect on the Compensation Proposal.
Approval of the Adjournment Proposal requires the affirmative vote of the majority of the Shares present in person or represented by proxy duly authorized at the Special Meeting and entitled to vote generally on the subject matter. If you abstain from voting, that abstention will have the same effect as if you voted “AGAINST” the approval of the Adjournment Proposal. If you fail to instruct your bank, broker or other nominee on how to vote, such failure will have no effect on the Adjournment Proposal.
An abstention represents a stockholder’s affirmative choice to decline to vote on a proposal. If a stockholder abstains from voting, that abstention will have the same effect as if the stockholder voted “AGAINST” the proposal to adopt the Merger Agreement, the Compensation Proposal and the Adjournment Proposal. However, abstentions are counted as Shares present or represented by proxy at the Special Meeting for purposes of determining whether a quorum is present at the Special Meeting.
If you hold your Shares in “street name,” you should instruct your bank, broker or other nominee how to vote your Shares in accordance with the voting instruction form that you will receive from your bank, broker or other nominee. Your bank, broker or other nominee cannot vote on any of the proposals, including the proposal to adopt the Merger Agreement, without your instructions. Failure to instruct your broker on how to vote your Shares will have the effect of a vote “AGAINST” the adoption of the Merger Agreement but will have no effect on the Adjournment Proposal or the Compensation Proposal.

Because brokers, banks and other nominees do not have discretionary voting authority with respect to the proposal to adopt the Merger Agreement, the Compensation Proposal or the Adjournment Proposal, if a beneficial owner of Shares held in “street name” does not give voting instructions to the bank, broker or other nominee with respect to any of the proposals, then those Shares will not be present or represented by proxy at the Special Meeting and will not be counted for purposes of determining whether a quorum is present at the Special Meeting. However, if a beneficial owner of Shares held in “street name” gives voting instructions to the bank, broker or other nominee with respect to at least one of the proposals, but gives no instruction as to one or more of the other proposals, then those Shares will be deemed present at the Special Meeting for purposes of establishing a quorum at the Special Meeting, will be voted as instructed with respect to any proposal as to which instructions were given and will not be voted with respect to any other proposal.
Shares Held by Atrion’s Directors and Executive Officers
As of the Record Date, our directors and executive officers beneficially owned and were entitled to vote, in the aggregate,            Shares, representing approximately      % of the Shares outstanding on the Record Date beneficially owned, in the aggregate, by our directors and executive officers.
Our directors and executive officers have informed us that they currently intend to vote all of their respective Shares (i) “FOR” the adoption of the Merger Agreement, (ii) “FOR” the approval, on an advisory (non-binding) basis, of the Compensation Proposal and (iii) “FOR” the approval of the Adjournment Proposal.
The Merger
Parties Involved in the Merger
Atrion Corporation
Atrion Corporation was incorporated in the state of Delaware in December, 1996. Atrion develops and manufactures products, primarily for medical applications. Atrion’s medical products are used in a number of fields including fluid delivery, cardiovascular, and ophthalmic applications. Atrion has developed a wide variety of proprietary valves designed to precisely fill, hold, and release and/or remove controlled amounts of fluids, including blood and drugs, or gasses on demand for use in areas such as intubation, intravenous, catheter and other applications in fields including anesthesia and oncology. Atrion manufactures products that deliver fluids as well as promote infection control in hospital and home healthcare environments. At the core of Atrion’s cardiovascular products is its Myocardial Protection System, a proprietary technology that is the only open-heart surgery system that delivers to the heart essential fluids and medications, mixes critical drugs, and controls temperature, pressure and other important variables. This system indicates improved outcomes offering an integrated, flexible set of choices during surgery without diluting the blood. Atrion also develops and manufactures other cardiovascular products such as cardiac surgery vacuum relief valves; silicone vessel loops for retracting and occluding vessels in minimally invasive surgical procedures; inflation devices for balloon catheter dilation, stent deployment and fluid dispensing; as well as products used in heart bypass surgery to make a precision opening in the heart for attachment of the bypass vessels. Atrion also manufactures a proprietary line of balloon catheters used in the treatment of nasolacrimal duct obstruction in children and adults. Within Atrion’s other medical and non-medical products, Atrion also manufactures and sells a line of products designed for safe needle and scalpel blade containment. Atrion is also the leading manufacturer of inflation systems and valves used in marine and aviation safety products. Atrion manufactures components used in inflatable survival products and structures. Atrion also produces one-way and two-way pressure relief valves that protect sensitive electronics and other products during transport in medical and non-medical applications.
Atrion’s principal corporate offices are located at One Allentown Parkway, Allen, Texas 75002, and its telephone number is (972) 390-9800.
Nordson Corporation
Nordson is an innovative precision technology company that leverages a scalable growth framework to deliver top tier growth with leading margins and returns. Nordson engineers, manufactures and markets differentiated products and systems used for precision dispensing, applying and controlling of adhesives, coatings, polymers, sealants, biomaterials, and other fluids, to test and inspect for quality, and to treat and cure surfaces and various medical products such as: catheters, cannulas, medical balloons and medical tubing. These products are supported with extensive application expertise and direct global sales and service. Nordson serves a wide variety of consumer non-durable, consumer durable and technology end markets including packaging, electronics, medical, appliances, energy, transportation, precision agriculture, building and construction, and general product assembly and finishing.
Nordson’s strategy for long-term growth is based on solving customers’ needs globally. Nordson was incorporated in the State of Ohio in 1954 and is headquartered in Westlake, Ohio. Nordson’s products are marketed through a network of direct operations in more than 35 countries. Consistent with this global strategy, approximately 66 percent of Nordson’s revenues were generated outside the United States in 2023. Nordson has 7,900 employees worldwide. Nordson’s principal manufacturing facilities are located in the United States, the People’s Republic of China, Germany, Ireland, Israel, Italy, Mexico, the Netherlands and the United Kingdom.
Nordson’s principal corporate offices are located at 28601 Clemens Road, Westlake, Ohio 44145, and its telephone number is (440) 892-1580.
Alpha Medical Merger Sub, Inc. (Merger Sub)
Alpha Medical Merger Sub, Inc., referred to as “Merger Sub,” is a Delaware corporation and a wholly owned subsidiary of Nordson and was formed on May 23, 2024, solely for the purpose of engaging in the transactions contemplated by the Merger Agreement. Merger Sub has not engaged in any business activities other than in connection with the transactions contemplated by the Merger Agreement. Upon the completion of the Merger, the separate corporate existence of Merger Sub will cease and Atrion will continue as the surviving corporation and a wholly owned subsidiary of Nordson (the “Surviving Corporation”). Merger Sub’s principal executive offices are located at 28601 Clemens Road, Westlake, Ohio 44145, and its telephone number is (440) 892-1580.
Effect of the Merger
Upon the terms and subject to the conditions of the Merger Agreement, Merger Sub will merge with and into Atrion, with the separate corporate existence of Merger Sub thereupon ceasing and Atrion continuing as the Surviving Corporation and a wholly owned subsidiary of Nordson. As a result of the Merger, Atrion’s common stock will no longer be publicly traded, and will be delisted from the Nasdaq Global Select Market (“Nasdaq”). In addition, the Shares will be deregistered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and Atrion will no longer file periodic reports under the Exchange Act with the United States Securities and Exchange Commission (the “SEC”). If the Merger is completed, you will not own any shares of the capital stock of the Surviving Corporation.
The Effective Time (as defined in the section of this proxy statement captioned “Proposal 1: Adoption of the Merger Agreement — Closing and Effective Time”) will occur upon the filing of a certificate of merger with respect to the Merger with the Secretary of State of the State of Delaware (or at such later time as Atrion and Nordson may agree in writing and specify in the certificate of merger).
Effect on Atrion if the Merger is Not Completed
If the Merger Agreement is not adopted by the stockholders, or if the Merger is not completed for any other reason:
•
the stockholders will not be entitled to, nor will they receive, any payment for their respective Shares pursuant to the Merger Agreement;

•
(i) Atrion will remain an independent public company, (ii) the Shares will continue to be listed and traded on Nasdaq and registered under the Exchange Act and (iii) Atrion will continue to file periodic reports under the Exchange Act with the SEC;

•
under certain specified circumstances, Atrion will be required to pay Nordson a termination fee of $20,000,000 (the “Atrion Termination Fee”) upon or following the termination of the Merger Agreement; and

•
under certain specified circumstances, Nordson will be required to pay Atrion a termination fee of $40,725,000 (the “Nordson Termination Fee”) following the termination of the Merger Agreement.

For more information, please see the section of this proxy statement captioned “Proposal 1: Adoption of the Merger Agreement — Termination Fees and Expenses.”
Merger Consideration
Atrion Common Stock
At the Effective Time, each Share issued and outstanding immediately prior to the Effective Time, other than Shares (i) held in the treasury of Atrion or owned by any direct or indirect wholly owned Atrion subsidiary or owned by Merger Sub, Nordson or any direct or indirect wholly owned subsidiary of Nordson immediately prior to the Effective Time (which will be cancelled at the Effective Time) or (ii) outstanding immediately prior to the Effective Time and held by a holder or beneficial holder that or who is entitled to demand and has properly demanded appraisal for such Shares in accordance with, and who complies in all respects with, Section 262 of the Delaware General Corporation Law, as amended (the “DGCL”), and, as of the Effective Time, has not effectively waived, withdrawn or otherwise lost their appraisal rights under Section 262 of the DGCL with respect to such Shares (the “Dissenting Shares” and collectively with the Shares described in clause (i), the “Excluded Shares”), will be cancelled and converted automatically into the right to receive $460.00 in cash, without interest (the “Merger Consideration”).
At or prior to the Effective Time, Nordson will deposit, or cause Merger Sub to deposit, with the Paying Agent (as defined in the section of this proxy statement captioned “Proposal 1: Adoption of the Merger Agreement — Exchange and Payment Procedures”), for the benefit of the holders of Shares (other than Excluded Shares), cash in an amount sufficient to pay the aggregate Merger Consideration required to be paid in respect of the Shares under the Merger Agreement. For more information, please see the section of this proxy statement captioned “Proposal 1: Adoption of the Merger Agreement — Exchange and Payment Procedures.”
After the Merger is completed, you will have the right to receive the Merger Consideration in respect of each Share that you own, but you will no longer have any rights as a stockholder or beneficial owner of Shares. Stockholders or beneficial owners of Shares who properly exercise their appraisal rights have the right to receive payment for the “fair value” of their Shares determined pursuant to an appraisal proceeding, as contemplated by Delaware law. For more information, please see the section of this proxy statement captioned “The Merger — Appraisal Rights.”
Treatment of Atrion RSUs
The Merger Agreement provides that, at the Effective Time, each outstanding restricted stock unit granted to an employee or non-employee service provider, whether stock-settled or cash-settled, whether settled on a current or deferred basis, and whether or not granted pursuant to an Atrion stock plan (including any time-based restricted stock unit granted to a non-employee director of Atrion which settles on a deferred basis (each, an “Atrion DSU”), and any restricted stock unit with market- or performance-based conditions (each, an “Atrion PSU”)), whether vested but unsettled or unvested (each, an “Atrion RSU”), will be cancelled and converted into the right to receive an amount in cash, without interest, equal to the product of (i) the Merger Consideration and (ii) the aggregate number of Shares underlying or denominated by such Atrion RSU (with respect to Atrion PSUs, vesting at target), less applicable taxes and authorized deductions.
Recommendation of the Atrion Board of Directors
After considering various factors described in this proxy statement under the caption, “The Merger — Recommendation of the Board of Directors and Reasons for the Merger,” the Board of Directors unanimously: (i) determined that the Merger Agreement, the Merger and the other Transactions to be consummated by Atrion, are advisable and fair to, and in the best interests of, Atrion and its stockholders; (ii) duly authorized and approved the execution, delivery and performance by Atrion of the Merger Agreement and the consummation by Atrion of the Transactions to be consummated by Atrion, including the Merger;

(iii) resolved, subject to Section 6.03(d) of the Merger Agreement, to recommend adoption of the Merger Agreement by the stockholders of Atrion; and (iv) directed that the adoption of the Merger Agreement be submitted to a vote of the stockholders of Atrion.
The Board of Directors also unanimously recommends, on behalf of Atrion, that the stockholders vote: (i) “FOR” the adoption of the Merger Agreement; (ii) “FOR” the approval, on an advisory (non-binding) basis, of the Compensation Proposal; and (iii) “FOR” the approval of the Adjournment Proposal.
Prior to receipt of the affirmative vote of the holders of a majority of all outstanding Shares to adopt the Merger Agreement (the “Atrion Stockholder Approval”), under certain specified circumstances:
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following the receipt of a written Acquisition Proposal (as defined in the section of this proxy statement captioned “Proposal 1: Adoption of the Merger Agreement — The “No Shop” Period — No Solicitation of Other Offers”) that did not result from a material breach of Atrion’s no solicitation obligations set forth in the Merger Agreement, the Board of Directors may withdraw or change the foregoing recommendation and cause Atrion to terminate the Merger Agreement by written notice to Nordson (subject to the payment of the Atrion Termination Fee) in order for Atrion or a subsidiary of Atrion to enter into a written Acquisition Proposal if the Board of Directors determines in good faith (after consultation with its outside legal counsel and outside financial advisors) that such Acquisition Proposal is a Superior Proposal (as defined in the section of this proxy statement captioned “Proposal 1: Adoption of the Merger Agreement — The “No Shop” Period — No Solicitation of Other Offers”) and determines in good faith (after consultation with its outside legal counsel) that a failure to so withdraw or change the foregoing recommendation and terminate the Merger Agreement would be reasonably likely to be inconsistent with its fiduciary duties under applicable law; or

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if an Intervening Event (as defined in the section of this proxy statement captioned “Proposal 1: Adoption of the Merger Agreement — The “No Shop” Period — No Solicitation of Other Offers”) occurs and as a result thereof the Board of Directors determines in good faith (after consultation with its outside legal counsel) that the failure to so withdraw or change the foregoing recommendation would be reasonably likely to be inconsistent with its fiduciary duties under applicable law, the Board of Directors may withdraw or change the foregoing recommendation.

In each case of the foregoing bullets, such withdrawal or change of recommendation is subject to, among other things, the matching rights in favor of Nordson (as further described in the section of this proxy statement captioned “Proposal 1: Adoption of the Merger Agreement — The Board of Directors’ Recommendation; Atrion Adverse Recommendation Change”). The Board of Directors cannot withdraw or change the foregoing recommendation unless it complies with certain procedures in the Merger Agreement, including, but not limited to, providing Nordson three (3) business days to make adjustments in the terms and conditions of the Merger Agreement in response to any such Acquisition Proposal and an additional two (2) business days to make such adjustments in response to any changes to the financial or other material terms of such Acquisition Proposal.
The termination of the Merger Agreement by Nordson, prior to receipt of the Atrion Stockholder Approval, following the withdrawal or change by the Board of Directors of its recommendation that the stockholders adopt the Merger Agreement will result in the payment by Atrion of the Atrion Termination Fee. For more information, please see the section of this proxy statement captioned “Proposal 1: Adoption of the Merger Agreement — The Board of Directors’ Recommendation; Atrion Adverse Recommendation Change.”
Opinion of Atrion’s Financial Advisor
Atrion has engaged Truist Securities, Inc. (“Truist Securities”) as Atrion’s financial advisor in connection with the Merger. As part of this engagement, Truist Securities delivered an opinion, dated May 27, 2024, to the Board of Directors as to the fairness, from a financial point of view and as of such date, of the Merger Consideration to be paid to holders of Shares (other than, as applicable, Nordson, Merger Sub and their respective affiliates) pursuant to the Merger Agreement.

The full text of Truist Securities’ written opinion, dated May 27, 2024, is attached as Annex B to this proxy statement and sets forth, among other things, the procedures followed, assumptions made, factors considered and qualifications and limitations on the review undertaken by Truist Securities in connection with its opinion. Truist Securities delivered its opinion to the Board of Directors for the use of the Board of Directors (in its capacity as such) in connection with its evaluation of the Merger Consideration. Truist Securities’ opinion addressed only the fairness, from a financial point of view and as of the date of such opinion, of the Merger Consideration (to the extent expressly specified in such opinion) and did not address any other term, aspect or implication of the Merger. Truist Securities’ opinion did not address the underlying business decision of Atrion, its securityholders or any other party to proceed with or effect the Merger or the relative merits of the Merger compared to any alternative business strategies that might exist for Atrion or any other party or the effect of any other transaction in which Atrion or any other party might engage. Truist Securities’ opinion did not constitute a recommendation to the Board of Directors, and does not constitute a recommendation to any securityholder of Atrion or any other party, as to how to vote or act with respect to any matter relating to the Merger or otherwise. For more information, see Annex B to this proxy statement and the section of this proxy statement captioned “The Merger — Opinion of Atrion’s Financial Advisor.”
Interests of Atrion’s Directors and Executive Officers in the Merger
When considering the foregoing recommendation of the Board of Directors that you vote to approve the proposal to adopt the Merger Agreement, stockholders should be aware that, aside from their interests as holders of Shares, Atrion’s directors and executive officers may have interests in the Merger that are different from, or in addition to, your interests as a stockholder. To the extent that such interests existed at the time, the Board of Directors was aware of and considered these interests, among other matters, when it approved the Merger Agreement and recommended stockholders vote: (1) “FOR” the adoption of the Merger Agreement; (2) “FOR” the approval, on an advisory (non-binding) basis, of the Compensation Proposal; and (3) “FOR” the approval of the Adjournment Proposal.
These interests include:
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at the Effective Time of the Merger, each Atrion RSU (including Atrion PSUs and Atrion DSUs), whether vested or unvested, will be cancelled and converted into the right to receive the Merger Consideration, as described in the section of this proxy statement captioned “The Merger — Interests of Atrion’s Directors and Executive Officers in the Merger — Treatment of Atrion RSUs”;

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continued eligibility of Atrion’s executive officers to receive severance payments and benefits (including equity award vesting acceleration) in the event of a qualifying termination of employment upon or within a period following the consummation of the Transactions under the terms of their employment agreements, change in control agreements or award agreements (as applicable), as described in more detail in the section of this proxy statement captioned “The Merger — Interests of Atrion’s Directors and Executive Officers in the Merger — Payments Upon Termination at or Following Change in Control”;

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eligibility of certain Atrion key employees to receive retention and transaction bonuses in connection with the consummation of the Transactions, as described in more detail in the section of this proxy statement captioned “The Merger — Interests of Atrion’s Directors and Executive Officers in the Merger — Retention and Transaction Bonus Program”;

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continued indemnification and directors’ and officers’ liability insurance to be provided by the Surviving Corporation; and

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prior to and following the Closing, certain of Atrion’s executive officers may have discussions and may enter into agreements with Nordson, the Surviving Corporation or their respective subsidiaries or affiliates, as applicable, regarding service with the Surviving Corporation or one or more of its affiliates on and after the Closing Date.

If the proposal to adopt the Merger Agreement is approved, the Shares held by Atrion directors and executive officers will be treated in the same manner as outstanding Shares held by all other stockholders. For more information, please see the section of this proxy statement captioned “The Merger — Interests of Atrion’s Directors and Executive Officers in the Merger.”

Support Agreements
In connection with the execution of the Merger Agreement, each of Messrs. John P. Stupp, Jr., David A. Battat, and Emile A Battat, and Stupp Bros., Inc. and Montclair Harbour LLC (collectively, the “Support Agreement Signatories”), and Nordson entered into voting and support agreements with Nordson (the “Support Agreements”) (the form of which is attached as Exhibit A to the Merger Agreement, which is attached as Annex A to this proxy statement). As of May 28, 2024, the Support Agreement Signatories held, in the aggregate, Shares representing approximately 22% of the voting power of the outstanding Shares. Under the Support Agreements, each Support Agreement Signatory has, among other things, agreed to, during the term of the applicable Support Agreement, vote the Shares held by such Support Agreement Signatory: (i) in favor of the adoption of the Merger Agreement; (ii) in favor of the approval and adoption (as applicable) of the Merger Agreement and any actions related thereto; (iii) in favor of any proposal to adjourn a meeting of the holders of Shares at which the matters described in the preceding clause (i) are submitted for the consideration and vote of the holders of Shares to a later date if there are not sufficient votes for approval of such matters on the date on which the meeting is held; (iv) against any acquisition proposal, reorganization, recapitalization, liquidation or winding up of Atrion or any other extraordinary transaction involving Atrion; (v) against any action or agreement the consummation of which would reasonably be expected to prevent or delay the consummation of the transactions contemplated by the Merger Agreement; (vi) against any action or agreement that would reasonably be expected to result in a material breach or violation of any covenant, representation or warranty or any other obligation of such Support Agreement Signatory contained in the applicable Support Agreement; and (vii) against any change in the membership of the Board of Directors, unless approved by Nordson. Each Support Agreement Signatory has also agreed in the Support Agreements to certain restrictions on the transfer of its or his Shares, subject to the terms and conditions set forth in such Support Agreement Signatory’s Support Agreement.
The Support Agreements will automatically terminate without further action by the parties thereto upon the earliest to occur of (i) the Effective Time, (ii) the termination of the Merger Agreement in accordance with its terms, (iii) as to any Support Agreement Signatory, any amendment to the Merger Agreement that reduces the amount of or changes the form of, or imposes any material restrictions or conditions on the payment of, the Merger Consideration or extends the Outside Date, in each case, unless such applicable Support Agreement Signatory has consented to such amendment, or (iv) the mutual written agreement of the parties to the applicable Support Agreement.
Appraisal Rights
If the Merger is consummated and certain conditions are met, holders of record or beneficial owners who continuously hold or own Shares through the Effective Time, who do not vote in favor of the adoption of the Merger Agreement and who are entitled to and otherwise properly demand and exercise, and do not effectively waive, withdraw, fail to perfect or otherwise lose, their appraisal rights under Section 262 of the DGCL, will be entitled to seek an appraisal by the Delaware Court of Chancery of the “fair value” of their Shares (exclusive of any elements of value arising from the accomplishment or expectation of the Merger, together with interest to be paid on the amount determined to be fair value, if any), as determined by the Delaware Court of Chancery, as described further below in lieu of receiving the Merger Consideration if the Merger is completed. The amount determined to be fair value by the court will be determined as of the Effective Time and could be more than, the same as or less than the Merger Consideration for Shares. Voting “AGAINST” or failing to vote “FOR” the adoption of the Merger Agreement by itself does not constitute a demand for appraisal within the meaning of Section 262 of the DGCL.
Due to the complexity of the appraisal process, holders of record or beneficial owners of Shares who wish to seek appraisal of their Shares or who wish to preserve their rights to do so should review Section 262 of the DGCL carefully and are encouraged to seek the advice of legal counsel with respect to the exercise of appraisal rights because failure to timely and fully comply with the procedures set forth therein may result in the loss of such rights.
To exercise appraisal rights, holders of record or beneficial owners of Shares must: (i) submit a written demand for appraisal to Atrion before the stockholder vote is taken on the proposal to adopt the Merger Agreement at the Special Meeting; (ii) not submit a proxy or otherwise vote in favor of the proposal to adopt the Merger Agreement; (iii) continue to hold Shares of record through the Effective Time; and (iv) comply with all other procedures for exercising appraisal rights under Section 262 of the DGCL. If you are a beneficial owner of Shares and you wish to exercise your appraisal rights in such capacity, in addition to the foregoing requirements, your demand for appraisal must also (1) reasonably identify the holder of record of the Shares for which the demand is made, (2) be accompanied by documentary evidence of your beneficial ownership of Shares and a statement that such documentary evidence is a true and correct copy of what it purports to be, and (3) provide an address at which you consent to receive notices given by the Surviving Corporation under Section 262 of the DGCL and to be set forth on the verified list required by Section 262(f) of DGCL. Failure to timely and fully comply with the procedures specified under Section 262 of the DGCL may result in the loss of appraisal rights.
The DGCL requirements for exercising appraisal rights are described in further detail in this proxy statement, which is qualified in its entirety by Section 262 of the DGCL, the relevant section of the DGCL regarding appraisal rights. The full text of Section 262 of the DGCL, which is applicable to the Merger Agreement, is attached as Annex C to this proxy statement and may also be accessed without subscription or cost at the following publicly available website:
https://delcode.delaware.gov/title8/c001/sc09/index.html#262.
The foregoing summary is not a complete statement of the law relating to appraisal rights and is qualified in its entirety by reference to the full text of Section 262 of the DGCL and any amendments thereto after the date of this proxy statement. Any person who desires to exercise his, her or its appraisal rights should review carefully Section 262 of the DGCL and is urged to consult his, her or its legal advisor before electing or attempting to exercise such rights. For more information, please see the section of this proxy statement captioned “The Merger — Appraisal Rights.”
Material U.S. Federal Income Tax Consequences of the Merger
The receipt of cash by U.S. Holders (as defined under the caption, “The Merger — Material U.S. Federal Income Tax Consequences of the Merger”) in exchange for Shares in the Merger will be a taxable transaction to such stockholders for United States (“U.S.”) federal income tax purposes. Each such U.S. Holder generally will recognize gain or loss in an amount equal to the difference, if any, between the amount of cash that such U.S. Holder receives in the Merger and such U.S. Holder’s adjusted tax basis in the Shares surrendered in the Merger. Backup withholding taxes may also apply to the cash payments made pursuant to the Merger unless the U.S. Holder complies with certification procedures under the backup withholding rules.
A stockholder that is a Non-U.S. Holder (as defined under the caption, “The Merger — Material U.S. Federal Income Tax Consequences of the Merger”) generally will not be subject to U.S. federal income tax with respect to the exchange of Shares for cash in the Merger unless such Non-U.S. Holder has certain connections to the U.S., but may be subject to backup withholding tax unless the Non-U.S. Holder complies with certain certification procedures or otherwise establishes a valid exemption from backup withholding tax.
Stockholders should read the section of this proxy statement captioned “The Merger — Material U.S. Federal Income Tax Consequences of the Merger.”
This proxy statement contains a general discussion of U.S. federal income tax consequences of the Merger. Stockholders should consult their own tax advisors concerning the U.S. federal income tax consequences relating to the Merger in light of their particular circumstances and any consequences arising under U.S. federal estate, gift and other income and other non-income tax laws or the laws of any state, local or non-U.S. taxing jurisdiction.
Regulatory Approvals Required for the Merger
Under the Merger Agreement, the Merger cannot be consummated until (i) the applicable waiting period (and any extension thereof) under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the rules and regulations thereunder (the “HSR Act”) or any voluntary agreement with the Department of Justice Antitrust Division (“DOJ”) or the Federal Trade Commission (“FTC”) not to

consummate the Transactions has expired or been terminated and (ii) required consents, approvals, non-disapprovals and other authorizations under certain foreign antitrust or competition laws or foreign investment laws have been obtained.
Atrion and Nordson have agreed to use reasonable best efforts to obtain all regulatory approvals that may be or become necessary to consummate the Merger and the other Transactions contemplated by the Merger Agreement, subject to certain limitations as set forth in the Merger Agreement. Atrion and Nordson filed notification and report forms under the HSR Act with the DOJ and the FTC on June 11, 2024, and filed requisite pre-merger notification filings, forms or submissions with other governmental authorities in Italy on June 21, 2024 and in Turkey on June 24, 2024.
For more information, please see the section of this proxy captioned “The Merger — Regulatory Approvals Required for the Merger.”
Conduct of Business Pending the Merger
No Solicitation of Other Offers
Under the Merger Agreement, prior to the earlier of the Effective Time and the termination of the Merger Agreement in accordance with its terms, Atrion agrees that it will not and will cause each Atrion subsidiary and each of the officers, directors or employees of it and each Atrion subsidiary not to, and will instruct the other representatives of Atrion not to, directly or indirectly, (i) solicit, initiate, knowingly facilitate or knowingly encourage any inquires, proposals or offers that would be reasonably expected to lead to, an Acquisition Proposal (as defined in the section of this proxy statement captioned “Proposal 1: Adoption of the Merger Agreement — The “No Shop” Period — No Solicitation of Other Offers”), (ii) engage in, continue or otherwise participate in any discussions or negotiations regarding, or furnish to any person any non-public information in connection with any inquiries, proposals or offers that constitute, or would be reasonably expected to lead to, an Acquisition Proposal, or (iii) execute or enter into any Acquisition Agreement (as defined in the section of this proxy statement captioned “Proposal 1: Adoption of the Merger Agreement — The Board of Directors’ Recommendation; Atrion Adverse Recommendation Change”), subject to a customary “fiduciary out” provision that allows Atrion, under certain specified circumstances, prior to receipt of the Atrion Stockholder Approval, to furnish information to, or engage in negotiations or discussions with, any third party that has made a bona fide Acquisition Proposal after the Signing Date that did not result from a material breach of Atrion’s no solicitation obligations set forth in the Merger Agreement if, and only if, Atrion complies with certain notice and other requirements and the Board of Directors (x) determines in good faith (after consultation with its outside legal counsel and outside financial advisor) that such Acquisition Proposal is, or would reasonably be likely to lead to, a Superior Proposal and (y) determines in good faith (after consultation with its outside legal counsel) that its failure to take such actions would be reasonably likely to be inconsistent with its fiduciary duties under applicable law. For more information, please see the sections of this proxy statement captioned “Proposal 1: Adoption of the Merger Agreement — The “No Shop” Period — No Solicitation of Other Offers.”
Notwithstanding the foregoing restrictions, prior to the receipt of Atrion Stockholder Approval, the Board of Directors may (i) effect an Adverse Recommendation Change (as defined in the section of this proxy statement captioned “Proposal 1: Adoption of the Merger Agreement — The Board of Directors’ Recommendation; Atrion Adverse Recommendation Change”) and cause Atrion to terminate the Merger Agreement by written notice to Nordson of such Adverse Recommendation Change and termination in order to enter into, or cause an Atrion subsidiary to enter into, an Acquisition Proposal (so long as, prior to or substantially concurrently with, and as a condition to the effectiveness of, such termination, Atrion pays to Nordson the Atrion Termination Fee), if (x) Atrion receives a written acquisition proposal that did not result from a material breach of the non-solicitation provisions of the Merger Agreement that the Board of Directors determines in good faith (after consultation with its outside legal counsel and outside financial advisor) is a Superior Proposal and determines in good faith (after consultation with its outside legal counsel) that its failure to take such actions would be reasonably likely to be inconsistent with its fiduciary duties under applicable law or (ii) effect an Adverse Recommendation Change if an Intervening Event (as defined in the section of this proxy statement captioned “Proposal 1: Adoption of the Merger Agreement — The Board of Directors’ Recommendation; Atrion Adverse Recommendation Change”) occurs and as a result thereof the Board of Directors determines in good faith (after consultation with its outside legal counsel) that the failure to effect an Adverse Recommendation Change would be reasonably likely to be inconsistent with its fiduciary duties under applicable law; subject, in each case, to compliance with the terms and conditions of the Merger Agreement. For more information, please see the sections of this proxy statement captioned “Proposal 1: Adoption of the Merger Agreement — The “No Shop” Period — No Solicitation of Other Offers.”
If Atrion terminates the Merger Agreement for the purpose of entering into an agreement in respect of a Superior Proposal or Nordson terminates the Merger Agreement following the Board of Directors’ withdrawal or change in recommendation to the Atrion stockholders as a result of an Intervening Event, Atrion must pay the Atrion Termination Fee to Nordson. For more information, please see the section of this proxy statement captioned “Proposal 1: Adoption of the Merger Agreement — The Board of Directors’ Recommendation; Atrion Adverse Recommendation Change.”
Conditions to the Closing of the Merger
The respective obligations of Nordson, Merger Sub and Atrion to consummate the Merger are subject to the satisfaction or written waiver (where permissible under applicable law) of the following conditions:
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the Atrion Stockholder Approval must have been obtained;

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no governmental authority of competent jurisdiction will have enacted, issued, promulgated, enforced or entered any decision, injunction, decree, ruling, law or order (whether temporary, preliminary or permanent) that is in effect and enjoins or otherwise prohibits or makes illegal the consummation of the Merger (the “No Governmental Order Closing Condition”); and

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(i) any waiting period (and any extension thereof) applicable to the consummation of the Merger under the HSR Act and any agreement with a governmental authority not to consummate the Merger must have expired or been terminated and (ii) all required consents, approvals, non-disapprovals and other authorizations of any governmental authority set forth in the applicable section of Atrion’s disclosure schedule to the Merger Agreement must have been obtained (collectively, the “Regulatory Approval Closing Conditions”).

Additionally, the obligations of Nordson and Merger Sub to consummate the Merger are further subject to the satisfaction or waiver (where permissible under applicable law) of the following additional conditions:
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the accuracy of the representations and warranties provided by Atrion in the Merger Agreement as of the Signing Date and the date of the closing of the Merger (the “Closing” and such date, the “Closing Date”) (except to the extent such representations and warranties were, by their terms, made as of a specified date, in which case their accuracy is to be assessed as of such specified date), in each case, subject to certain qualifications and materiality thresholds;

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Atrion must have performed or complied in all material respects with each of the agreements and covenants required by the Merger Agreement to be performed or complied with by it on or prior to the Effective Time;

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since the Signing Date, there must not have occurred an Atrion Material Adverse Effect (as defined in the section of this proxy statement below captioned “Proposal 1: Adoption of the Merger Agreement — Representations and Warranties”);

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Atrion will have delivered to Nordson a certificate, dated the Closing Date, signed by a duly authorized officer of Atrion, certifying as to the satisfaction of certain conditions to consummate the Merger;

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the No Governmental Order Closing Condition (if the decision, injunction, decree, ruling, law or order relates to an approval required by the Regulatory Approval Closing Conditions (a “Requisite Regulatory Approval”)) must have been satisfied without the imposition of any Burdensome Condition (as defined in the section of this proxy statement captioned “Proposal 1: Adoption of the Merger Agreement — Regulatory Filings”); and

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the Regulatory Approval Closing Conditions must have been satisfied without the imposition of any Burdensome Condition.

The obligations of Atrion to consummate the Merger are subject to the satisfaction or waiver (where permissible under applicable law) of the following additional conditions:
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the accuracy of the representations and warranties provided by Nordson and Merger Sub in the Merger Agreement as of the Signing Date and the date of the Closing (except to the extent such representations and warranties were, by their terms, made as of a specified date, in which case their accuracy is to be assessed as of such specified date), in each case, subject to certain qualifications and materiality thresholds;

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each of Nordson and Merger Sub must have performed or complied in all material respects with each of the agreements and covenants required by the Merger Agreement to be performed or complied with by it on or prior to the Effective Time; and

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Nordson will have delivered to Atrion a certificate, dated the Closing Date, signed by a duly authorized officer of Nordson, certifying as to the satisfaction of certain conditions to consummate the Merger.

For more information, please see the section of this proxy statement captioned “Proposal 1: Adoption of the Merger Agreement — Conditions to the Closing of the Merger.”
Termination of the Merger Agreement
Nordson and Atrion have certain customary rights to terminate the Merger Agreement under certain circumstances, including:
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by mutual written consent of Nordson and Atrion;

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by either Nordson or Atrion:

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if the Effective Time has not occurred by 5:00 p.m., New York time, on February 28, 2025 (as it may be extended pursuant to the following proviso, the “Outside Date”); provided that, if on such date, the No Governmental Order Closing Condition or any Regulatory Approval Closing Condition (in each case, solely to the extent the law or order giving rise to such condition not having been satisfied relates to a Requisite Regulatory Approval) has not been satisfied, or has been satisfied with the imposition of a Burdensome Condition, but all other conditions to the Merger have been satisfied or waived or will then be capable of being satisfied if the Closing were to take place on such date, then either Nordson or Atrion may, by written notice to the other party, elect to extend such date to August 28, 2025; provided further that the right to terminate the Merger Agreement in accordance with the foregoing will not be available to any party whose failure to fulfill any agreements and covenants under the Merger Agreement has been the principal cause of, or resulted in, the failure of the Effective Time to occur on or before such date;

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if any governmental authority of competent jurisdiction has enacted, issued, promulgated, enforced or entered any law or order permanently enjoining or otherwise prohibiting or making illegal the consummation of the Merger and such law or order will have become final and nonappealable, or if there will be adopted following the date of execution of the Merger Agreement any law that makes consummation of the Merger illegal or otherwise prohibited;

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if the Merger Agreement fails to receive the Atrion Stockholder Approval at the Special Meeting;

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by Nordson:

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prior to Atrion’s receipt of the Atrion Stockholder Approval, if the Board of Directors effects an Adverse Recommendation Change;

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if Atrion has breached any of its representations or warranties, or failed to perform any of its covenants or agreements set forth in the Merger Agreement, which breach or failure to perform (i) would give rise to the failure to be satisfied of either of the conditions to the Merger related to the accuracy of Atrion’s representations and warranties or Atrion’s performance of covenants and agreements, as applicable, if measured as of the time Nordson asserts a right of termination pursuant to the foregoing, and (ii) is incapable of being cured prior to the Outside Date or, if curable by such date, is not cured within the earlier of (A) thirty (30) calendar days after written notice thereof is given by Nordson to Atrion stating Nordson’s intention to terminate the Merger Agreement pursuant to the foregoing and (B) the Outside Date; provided that Nordson will not have the right to terminate the Merger Agreement pursuant to the foregoing if Nordson is then in breach of any of its representations or warranties, or either Nordson or Merger Sub is then in breach of any of their respective covenants or agreements under the Merger Agreement, in either case, such that either of conditions to the Merger related to the accuracy of Nordson’s representations and warranties, or Nordson’s or Merger Sub’s performance of covenants and agreements, are not satisfied or capable of being satisfied by the Outside Date; or
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by Atrion:

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at any time prior to the time at which the Atrion Stockholder Approval is obtained, if the Board of Directors determines to enter into an Acquisition Agreement with respect to a Superior Proposal in accordance with the terms and conditions of the Merger Agreement;

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if Nordson has breached any of its representations or warranties, or if Nordson or Merger Sub has failed to perform any of its covenants or agreements set forth in the Merger Agreement, which breach or failure to perform (i) would give rise to the failure to be satisfied of either of the conditions to the Merger related to the accuracy of Nordson’s or Merger Sub’s representations and warranties, or Nordson’s or Merger Sub’s performance of covenants and agreements, as applicable, if measured as of the time Atrion asserts a right of termination pursuant to the foregoing, and (ii) is incapable of being cured prior to the Outside Date or, if curable by such date, is not cured within the earlier of (A) thirty (30) calendar days after written notice thereof is given by Atrion to Nordson stating Atrion’s intention to terminate the Merger Agreement pursuant to the foregoing and (B) the Outside Date; provided that Atrion will not have the right to terminate the Merger Agreement pursuant to the foregoing if Atrion is then in breach of any of its representations, warranties, covenants or agreements under the Merger Agreement such that either of the conditions to the Merger related to the accuracy of Atrion’s representations and warranties, or Atrion’s performance of covenants and agreements, are not satisfied or capable of being satisfied by the Outside Date.

Under certain circumstances, Atrion will be required to pay Nordson the Atrion Termination Fee upon or following the termination of the Merger Agreement, and under certain circumstances Nordson will be required to pay Atrion the Nordson Termination Fee following the termination of the Merger Agreement. For more information, please see the section of this proxy statement captioned “Proposal 1: Adoption of the Merger Agreement — Termination Fees and Expenses.”

QUESTIONS AND ANSWERS
The following questions and answers address some commonly asked questions regarding the Transactions, the Merger Agreement and the Special Meeting. These questions and answers may not address all questions that are important to you. You should carefully read and consider the more detailed information contained elsewhere in this proxy statement and the annexes to this proxy statement, including, but not limited to, the Merger Agreement, along with all of the documents we refer to in this proxy statement, as they contain important information about, among other things, the Transactions and how they affect you. You may obtain the information incorporated by reference in this proxy statement without charge by following the instructions under the caption “Where You Can Find More Information.”
Q:
Why am I receiving this proxy statement and proxy card or voting instruction form?

A:
You are receiving this proxy statement and proxy card or voting instruction form in connection with the solicitation of proxies by the Board of Directors for use at the Special Meeting because you have been identified as a holder of Atrion common stock on the Record Date for the Special Meeting. This proxy statement describes matters on which we urge you to vote and is intended to assist you in deciding how to vote your Shares with respect to such matters.

Q:
What is a proxy?

A:
The term “proxy,” when used with respect to a stockholder, refers to either a person or persons legally authorized to act on the stockholder’s behalf or a format that allows the stockholder to vote without attending the Special Meeting. The written document describing the matters to be considered and voted on at the Special Meeting is called a “proxy statement.” The document used to designate a proxy to vote your Shares is called a “proxy card.”

Because it is important that as many stockholders as possible be represented at the Special Meeting, the Board of Directors is asking that you review this proxy statement carefully and then vote by following the instructions set forth on the proxy card. All Shares represented by valid proxies will be voted in accordance with the stockholder’s specific instructions.
Q:
What is the purpose of the Special Meeting?

A:
At the Special Meeting, our stockholders will be asked to consider and vote upon the matters described in this proxy statement and in the accompanying Notice of Special Meeting, and any other matters that properly come before the Special Meeting.

Q:
When and where is the Special Meeting?

A:
The Special Meeting will be held on         , 2024, at          Central Time, at our offices located at One Allentown Parkway, Allen, Texas 75002. There will be no option to attend the Special Meeting virtually.

Q:
Can I attend the Special Meeting in person?

A:
You are invited to attend the Special Meeting if you are a registered stockholder or a beneficial owner as of the Record Date. You must present a form of photo identification acceptable to us, such as a valid driver license or passport, to enter the Special Meeting. In addition, if your Shares are held by your bank, broker or other nominee, please bring evidence of stock ownership as of the Record Date. The Special Meeting will begin promptly at     Central Time. Check-in will begin at       Central Time. Please allow ample time for the check-in procedures.

Q:
What am I being asked to vote on at the Special Meeting?

A:
You are being asked to consider and vote on:

•
a proposal to adopt the Merger Agreement, pursuant to which Merger Sub will merge with and into Atrion, with the separate corporate existence of Merger Sub thereupon ceasing and Atrion continuing as the Surviving Corporation and a wholly owned subsidiary of Nordson;

•
a proposal to approve, on an advisory (non-binding) basis, the Compensation Proposal; and

•
a proposal to approve the Adjournment Proposal.

Q:
Who is entitled to vote at the Special Meeting?

A:
Holders of any Share(s) issued and outstanding as of the Record Date are entitled to receive notice of, and to vote at, the Special Meeting. Each holder of common stock is entitled to cast one (1) vote on each matter properly brought before the Special Meeting for each Share that such holder owned on the Record Date. If you are a beneficial owner, you will need to contact the bank, broker or other nominee who is the stockholder of record with respect to your Shares to obtain your control number (as described below) prior to the Special Meeting.

Q:
How can I vote at the Special Meeting?

A:
Stockholders of Record.   Stockholders of record may vote (i) by attending the Special Meeting, (ii) by following the instructions in your proxy card for voting by telephone or on the Internet at www.proxyvote.com or (iii) by signing, dating and mailing in a proxy card. Please note that the Internet and telephone voting facilities will close at 11:59 p.m., Eastern Time, on      , 2024.

Beneficial Owners.   If you hold your Shares through a bank, broker or other nominee, that institution will instruct you as to how your Shares may be voted by proxy, including whether telephone or Internet voting options are available. If you hold your Shares through a bank, broker or other nominee and would like to vote in person at the meeting, you must request a legal proxy from the bank, broker or other nominee that holds your Shares and present that proxy at the annual meeting to vote your Shares.
Each holder of common stock is entitled to cast one (1) vote on each matter properly brought before the Special Meeting for each such Share that such holder owned on the Record Date.
Q:
What will holders of Shares receive if the Merger is completed?

A:
Upon completion of the Merger, you will be entitled to receive the Merger Consideration for each Share that you own immediately prior to the Effective Time, unless you are entitled to and have properly exercised and not waived, withdrawn, failed to perfect or otherwise lost your appraisal rights under Section 262 of the DGCL. For example, if you own one hundred (100) Shares, you will receive $46,000 in cash, less any applicable withholding taxes, in exchange for your Shares. You will not receive any shares of the capital stock in the Surviving Corporation.

Q: What will holders of Atrion stock awards receive if the Merger is completed?
A:
At the Effective Time, each outstanding Atrion RSU, whether vested but unsettled or unvested (including each Atrion PSU and Atrion DSU), will be cancelled and converted into the right to receive an amount in cash, without interest, equal to the product of (A) the Merger Consideration and (B) the aggregate number of Shares underlying or denominated by such Atrion RSU (with respect to Atrion PSUs, vesting at target), less applicable taxes and authorized deductions.

For more information, please see the section of this proxy statement captioned “Proposal 1: Adoption of the Merger Agreement — Merger Consideration — Treatment of Atrion RSUs.”
Q:
When do you expect the Merger to be completed?

A:
We are working toward completing the Merger as promptly as possible. In order to complete the Merger, Atrion must obtain the Atrion Stockholder Approval described in this proxy statement, and the other conditions to Closing under the Merger Agreement must be satisfied or waived, including but not limited to (i) the expiration or termination of any waiting period (and any extension thereof) applicable to the consummation of the Merger under the HSR Act and any agreement with a governmental authority not to consummate the Merger and (ii) all required consents, approvals, non-disapprovals and other authorizations of any governmental authority under certain foreign antitrust or competition laws or foreign investment laws must be obtained. Atrion and Nordson filed notification and report forms under the HSR Act with the DOJ and the FTC on June 11, 2024, and filed requisite pre-merger notification filings, forms or submissions with other governmental authorities in Italy on June 21, 2024 and in Turkey on June 24, 2024. Since the Merger is subject to a number of conditions, the exact timing of the Merger cannot be determined at this time. For more information, please see the section of this proxy captioned “The Merger — Regulatory Approvals Required for the Merger.”
Q:
What happens if the Merger is not completed?

A:
If the Merger Agreement is not adopted by the affirmative vote of the holders of a requisite majority of all outstanding Shares as of the Record Date or if the Merger is not completed for any other reason, stockholders will not be entitled to, nor will they receive, any payment for their Shares pursuant to the Merger Agreement. Instead, Atrion will remain an independent public company, our Shares will continue to be listed and traded on Nasdaq and registered under the Exchange Act, and we will continue to file periodic reports under the Exchange Act with the SEC. Under certain specified circumstances, Atrion will be required to pay Nordson the Atrion Termination Fee upon or following the termination of the Merger Agreement and under certain other specified circumstances, Nordson will be required to pay Atrion the Nordson Termination Fee following the termination of the Merger Agreement, as described in the section of this proxy statement captioned “Proposal 1: Adoption of the Merger Agreement — Termination Fees and Expenses.”

Q:
What vote is required to adopt the Merger Agreement?

A:
The affirmative vote of the holders of a majority of all outstanding Shares as of the Record Date is required to adopt the Merger Agreement.

If a quorum is present at the Special Meeting, the failure of any stockholder of record to: (i) submit a signed proxy card; (ii) grant a proxy over the Internet or by telephone (using the instructions provided in the enclosed proxy card); or (iii) vote at the Special Meeting will have the same effect as a vote “AGAINST” the proposal to adopt the Merger Agreement. If you hold your Shares in “street name” and a quorum is present at the Special Meeting, the failure to instruct your bank, broker or other nominee how to vote your Shares will have the same effect as a vote “AGAINST” the proposal to adopt the Merger Agreement. If a quorum is present at the Special Meeting, abstentions will have the same effect as a vote “AGAINST” the proposal to adopt the Merger Agreement.
Q:
How many Shares are needed to constitute a quorum?

A:
The presence, in person or by proxy duly authorized, of the holders of record of a majority of the outstanding shares of the capital stock entitled to vote shall constitute a quorum for the transaction of business at the Special Meeting. Only Shares present or represented by proxy at the Special Meeting will be counted in determining whether a quorum is present. Your Shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your bank, broker or other nominee), if you vote at the meeting or if you attend the Special Meeting but abstain from voting. The Special Meeting may be adjourned whether or not a quorum is present. If you hold your Shares in “street name” and do not give any instruction to your bank, broker or other nominee as to how your Shares should be voted at the Special Meeting, those Shares will not be entitled to vote on any proposal at the Special Meeting and will not be counted for purposes of establishing a quorum.

As of the close of business on            , 2024, the Record Date for the Special Meeting, there were     Shares outstanding.
Q:
Why are the stockholders being asked to cast an advisory (non-binding) vote to approve the Compensation Proposal?

A:
The Exchange Act and applicable SEC rules thereunder require Atrion to seek an advisory (non-binding) vote with respect to certain payments that may be paid or become payable to certain of its named executive officers in connection with the Merger.

Q:
What vote is required to approve the Compensation Proposal and the Adjournment Proposal, if necessary or appropriate?

A:
Approval of the Compensation Proposal requires the affirmative vote of the majority of the Shares present in person or represented by proxy duly authorized at the Special Meeting and entitled to vote generally on the subject matter, provided a quorum is present. Only Shares present or represented by proxy at the Special Meeting will be able to be voted. The approval of the Compensation Proposal is advisory (non-binding) and is not a condition to the completion of the Merger.

Approval of the Adjournment Proposal requires the affirmative vote of the majority of the Shares present in person or represented by proxy duly authorized at the Special Meeting and entitled to vote generally on the subject matter.
Q:
How does the Board of Directors recommend that I vote?

A:
The Board of Directors unanimously recommends that the stockholders vote:

•
“FOR” the adoption of the Merger Agreement;

•
“FOR” the approval, on an advisory (non-binding) basis, of the Compensation Proposal; and

•
“FOR” the approval of the Adjournment Proposal.

For a discussion of the factors that the Board of Directors considered in determining to recommend that you vote to approve the proposal to adopt the Merger Agreement, please see the section captioned “Proposal 1: Adoption of the Merger Agreement — The Board of Directors’ Recommendation; Atrion Adverse Recommendation Change.” In addition, when considering the recommendation of the Board of Directors, you should be aware that Atrion’s directors and executive officers may have interests in the Merger that are different from, or in addition to, the interests of stockholders more generally. For a discussion of these interests, please see the section captioned “The Merger — Interests of Atrion’s Directors and Executive Officers in the Merger.”
Q:
How do the Board of Directors and executive officers of Atrion intend to vote?

A:
Our directors and executive officers have informed us that they currently intend to vote all of their respective Shares (i) “FOR” the adoption of the Merger Agreement, (ii) “FOR” the approval, on an advisory (non-binding) basis, of the Compensation Proposal and (iii) “FOR” the approval of the Adjournment Proposal.

Q:
What will happen if the stockholders do not approve the Compensation Proposal at the Special Meeting?

A:
Approval of the Compensation Proposal is not a condition to the completion of the Merger. The vote with respect to the Compensation Proposal is an advisory vote and will not be binding on Atrion. Therefore, if the other requisite stockholder approvals are obtained and the Merger is completed, the amounts payable under the Compensation Proposal will be payable to Atrion’s named executive officers in accordance with the terms and conditions of the applicable agreements, subject only to the conditions applicable thereto, regardless of the outcome of the vote on the Compensation Proposal.

Q:
What happens if I do not vote or if I abstain from voting on the proposals?

A:
If you abstain from voting, that abstention will have the same effect as if you voted “AGAINST” the proposal to adopt the Merger Agreement, the Compensation Proposal and the Adjournment Proposal. However, abstentions are counted as Shares present or represented by proxy at the Special Meeting for purposes of determining whether a quorum is present at the Special Meeting. As a result, an abstention of any of the aforementioned proposals will be counted for purposes of determining the presence or absence of a quorum, but will count as a vote “AGAINST” each of the proposal to adopt the Merger Agreement, the Compensation Proposal and the Adjournment Proposal.

Failure to vote your Shares (including a failure of your bank, broker or other nominee to vote Shares held on your behalf) will count as a vote “AGAINST” the proposal to adopt the Merger Agreement. If your Shares are not deemed present or represented by proxy at the Special Meeting, then a failure to vote will not have any effect on the Adjournment Proposal or the Compensation Proposal. If your Shares are deemed present or represented by proxy, then a failure to vote your Shares will have the same effect as a vote “AGAINST” the approval of the Adjournment Proposal only if a quorum is not present, and will have no effect on the Compensation Proposal or, if a quorum is present, on the Adjournment Proposal. Because brokers, banks and other nominees do not have discretionary voting authority with respect to the proposal to adopt the Merger Agreement, the Compensation Proposal or the Adjournment Proposal, if a beneficial owner of Shares held in “street name” does not give voting instructions to the bank, broker or other nominee with respect to any of the proposals, then those Shares may not be voted on your behalf for any proposal, will not be deemed present or represented by proxy at the Special Meeting and will not be counted for purposes of determining whether a quorum is present at the Special Meeting. However, if a beneficial owner of Shares held in “street name” gives voting instructions to the bank, broker or other nominee with respect to at least one of the proposals, but gives no instruction as to one or more of the other proposals, then those Shares will be deemed present at the Special Meeting for purposes of establishing a quorum at the Special Meeting, will be voted as instructed with respect to any proposal as to which instructions were given, and will not be voted with respect to any other proposal. Therefore, it is important that you instruct your bank, broker or other nominee on how you wish to vote your Shares.
Q:
Who is paying for the cost of this proxy solicitation?

A:
The proxies being solicited hereby are being solicited by us, and the cost of soliciting proxies in the enclosed form will be borne by us. We have also retained Campaign Management LLC to aid in the solicitation. For these services, we will pay Campaign Management LLC a fee of approximately $12,500 and reimburse it for certain out-of-pocket disbursements and expenses. Our officers and other employees may, without compensation other than their regular compensation, solicit proxies by further mailings, personal conversations, telephone, facsimile or other electronic means. We will, upon request, reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation material to the beneficial owners of Shares.

Q:
I share an address with another stockholder, and we received only one copy of the proxy materials. How may I obtain an additional copy of the proxy materials?

A:
The SEC rules permit brokers to participate in a practice known as “householding,” which means that only one copy of the proxy materials will be sent to multiple stockholders who share the same address unless we have received contrary instructions from one or more of the stockholders. Householding is designed to reduce printing and postage costs, and results in cost savings for us. Stockholders who participate in householding will continue to be able to access and receive separate proxy cards. If you receive a householding mailing this year and would like to have additional copies of this proxy statement mailed to you, or if you would like to opt out of this practice for future mailings, please contact your broker or submit your request to our Secretary at Atrion, One Allentown Parkway, Allen, Texas 75002, or by telephone at (972) 390-9800. Upon receipt of any such request, we agree to promptly deliver a copy of this proxy statement to you. In addition, if you are currently a stockholder sharing an address with another stockholder and wish to receive only one copy of future proxy materials for your household, please contact us using the contact information set forth above.

Q:
What do I need to do now?

A:
You should carefully read and consider this entire proxy statement and the annexes to this proxy statement, including, but not limited to, the Merger Agreement, along with all of the documents that we refer to in this proxy statement, as they contain important information about, among other things, the Transactions and how they affect you. Then sign, date and return, as promptly as possible, the enclosed proxy card in the accompanying reply envelope, or grant your proxy electronically over the Internet or by telephone (using the instructions provided in the enclosed proxy card), so that your Shares can be voted at the Special Meeting, unless you wish to seek appraisal pursuant to Section 262 of the

DGCL. If you hold your Shares in “street name,” please refer to the voting instruction forms provided by your bank, broker or other nominee to vote your Shares.
Q:
What happens if I sell or otherwise transfer my Shares after the Record Date but before the Special Meeting?

A:
The Record Date for the Special Meeting is earlier than the date of the Special Meeting and the date the Merger is expected to be completed. If you sell or transfer your Shares after the Record Date but before the Special Meeting, unless special arrangements (such as provision of a proxy) are made between you and the person to whom you sell or otherwise transfer your Shares and each of you notifies Atrion in writing of such special arrangements, you will transfer the right to receive the Merger Consideration, if the Merger is completed, to the person to whom you sell or transfer your Shares, but you will retain your right to vote those Shares at the Special Meeting. You will also lose the ability to exercise appraisal rights in connection with the Merger with respect to the transferred Shares. Even if you sell or otherwise transfer your Shares after the Record Date, we encourage you to sign, date and return the enclosed proxy card in the accompanying reply envelope or grant your proxy electronically over the Internet or by telephone (using the instructions provided in the enclosed proxy card).

Q:
What is the difference between holding Shares as a stockholder of record and as a beneficial owner?

A:
If your Shares are registered directly in your name with our transfer agent, Broadridge Corporate Issuer Solutions, Inc. or you hold a stock certificate representing your Shares, you are considered, with respect to those Shares, to be the “stockholder of record.” In this case, this proxy statement and your proxy card have been sent directly to you by Atrion.

If your Shares are held through a bank, broker or other nominee, you are considered the “beneficial owner” of Shares held in “street name.” In that case, this proxy statement has been forwarded to you by your bank, broker or other nominee who is considered, with respect to those Shares, to be the stockholder of record. As the beneficial owner, you have the right to direct your bank, broker or other nominee how to vote your Shares by following their instructions for voting. Because of the non-routine nature of the proposals to be voted on at the Special Meeting, your bank, broker or other nominee is not authorized to vote your Shares on any proposal without instructions from you. You are also invited to attend the Special Meeting. However, because you are not the stockholder of record, you may not vote your Shares at the Special Meeting unless you have obtained a legal proxy from your bank, broker or other nominee, as the stockholder of record, authorizing you to vote your Shares.
Q:
If my broker holds my Shares in “street name,” will my broker vote my Shares for me?

A:
No. Your bank, broker or other nominee is permitted to vote your Shares on any proposal currently scheduled to be considered at the Special Meeting only if you instruct your bank, broker or other nominee how to vote. You should follow the procedures provided by your bank, broker or other nominee to vote your Shares. Without instructions, your Shares will not be voted on such proposals, which will have the same effect as if you voted “AGAINST” adoption of the Merger Agreement and, only if a quorum is not present, the approval of the Adjournment Proposal, but will have no effect on the Compensation Proposal or, if a quorum is present, the Adjournment Proposal.

Q:
How may I vote?

A:
If you are a stockholder of record (that is, if your Shares are registered directly in your name with Broadridge Corporate Issuer Solutions, Inc., our transfer agent, or you hold a stock certificate representing your Shares), there are four (4) ways to vote:

•
by signing, dating and returning the enclosed proxy card in the accompanying prepaid reply envelope;

•
by visiting the Internet at the address on your proxy card;

•
by calling toll-free (within the U.S. or Canada) at the phone number on your proxy card; or

•
by attending the Special Meeting and voting at the meeting.

A control number, located on your proxy card, is designed to verify your identity and allow you to vote your Shares, and to confirm that your voting instructions have been properly recorded when voting electronically over the Internet or by telephone (using the instructions provided in the enclosed proxy card). Please be aware that, although there is no charge for voting your Shares, if you vote electronically over the Internet or by telephone, you may incur costs such as Internet access and telephone charges for which you will be responsible.
Even if you plan to attend the Special Meeting, you are strongly encouraged to vote your Shares by proxy. If you are a record holder or if you obtain a “legal proxy” to vote Shares that you beneficially own, you may still vote your Shares at the Special Meeting even if you have previously voted by proxy. If you are present at the Special Meeting and vote, your previous vote by proxy will not be counted.
If your Shares are held in “street name” through a bank, broker or other nominee, you may vote through your bank, broker or other nominee by completing and returning the voting form provided by your bank, broker or other nominee, or, if such a service is provided by your bank, broker or other nominee, electronically over the Internet or by telephone. To vote over the Internet or by telephone through your bank, broker or other nominee, you should follow the instructions on the voting form provided by your bank, broker or nominee.
Q:
May I change my vote after I have mailed my signed and dated proxy card?

A:
If you are a stockholder of record entitled to vote at the Special Meeting, you may change your vote or revoke your proxy at any time before it is voted at the Special Meeting by:

•
signing another proxy card with a later date and returning it to us prior to the Special Meeting;

•
submitting a new proxy electronically over the Internet or by telephone after the date of the earlier submitted proxy;

•
delivering a written notice of revocation to the Secretary of Atrion at Atrion Corporation, One Allentown Parkway, Allen, Texas 75002, by 11:59 p.m. Eastern Time on          , 2024; or

•
attending the Special Meeting and voting. Attending the Special Meeting will not in and of itself revoke a previously submitted proxy. You must specifically vote at the Special Meeting in order for your previous proxy to be revoked.

If you hold your Shares in “street name,” you should contact your bank, broker or other nominee for instructions regarding how to change your vote. You may also vote at the Special Meeting if you obtain a “legal proxy” from your bank, broker or other nominee.
Q:
If a stockholder gives a proxy, how are the Shares voted?

A:
Regardless of the method you choose to vote, the individuals named on the enclosed proxy card, or your proxies, will vote your Shares in the way that you indicate. When completing the Internet or telephone process or the proxy card, you may specify whether your Shares should be voted for or against or to abstain from voting on all, some or none of the specific items of business to come before the Special Meeting.

If you properly sign your proxy card but do not mark the boxes showing how your Shares should be voted on a matter, the Shares represented by your properly signed proxy will be voted: (i) “FOR” the adoption of the Merger Agreement; (ii) “FOR” the approval, on an advisory (non-binding) basis, of the Compensation Proposal; and (iii) “FOR” the approval of the Adjournment Proposal.
Q:
What should I do if I receive more than one set of voting materials?

A:
Please sign, date and return (or grant your proxy electronically over the Internet or by telephone using the instructions provided in the enclosed proxy card) each proxy card and voting instruction card that you receive.

You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards. For example, if you hold your Shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold Shares. If you are a stockholder of record and your Shares are registered in more than one name, you will receive more than one proxy card.
Q:
May I exercise dissenters’ rights or rights of appraisal in connection with the Merger?

A:
Yes. In order to exercise your appraisal rights, you must follow the requirements set forth in Section 262 of the DGCL. Under Delaware law, stockholders of record or beneficial owners of Shares who continuously hold or own, as applicable, Shares through the Effective Time, who do not vote in favor of the adoption of the Merger Agreement and who are entitled to and otherwise properly demand and exercise, and do not effectively waive, withdraw, fail to perfect or otherwise lose, their appraisal rights under Section 262 of the DGCL, will be entitled to seek appraisal of the “fair value” of their Shares (exclusive of any elements of value arising from the accomplishment or expectation of the Merger, together with interest to be paid on the amount determined to be fair value, if any), as determined by the Delaware Court of Chancery, in lieu of receiving the Merger Consideration if the Merger is completed. Appraisal rights will only be available to stockholders or beneficial owners of Shares who are entitled and otherwise properly deliver, and do not properly withdraw, a written demand for an appraisal to Atrion prior to the vote on the proposal to adopt the Merger Agreement at the Special Meeting and who comply with the procedures and requirements set forth in Section 262 of the DGCL, which are summarized in this proxy statement. The appraisal amount could be more than, the same as or less than the amount a stockholder or beneficial owner of Shares would be entitled to receive under the terms of the Merger Agreement. A copy of Section 262 is attached as Annex C to this proxy statement and may be accessed without subscription or cost at the following publicly available website: https://delcode.delaware.gov/title8/c001/sc09/index.html#262. For additional information, please see the section of this proxy statement captioned “The Merger — Appraisal Rights.”

Q:
Should I send in my stock certificate(s), if any, now?

A:
No. If you are a record holder of a certificate or certificates that represent Shares on the Record Date, a letter of transmittal will be mailed to you promptly, and in any event within three (3) business days, after the Effective Time, describing, among other things, how you should surrender your stock certificate(s) for your Shares in exchange for payment of the Merger Consideration. Please do NOT return any stock certificate(s) with your proxy.

If your Shares are held in “street name” by your bank, broker or other nominee, you will receive instructions from your bank, broker or other nominee as to how to effect the surrender of your “street name” Shares in exchange for the Merger Consideration, and you will not be mailed, and do not need to complete, a letter of transmittal.
Q:
Should I surrender my book-entry Shares now?

A:
No. All holders of uncertificated Shares (i.e., holders whose Shares are held in book-entry form, including held in “street name” by your bank, broker or other nominee) will automatically receive the applicable Merger Consideration for their Shares shortly after the Merger is completed without any further action required on the part of such holder.

Q:
Where can I find the voting results of the Special Meeting?

A:
If available, Atrion may announce preliminary voting results at the conclusion of the Special Meeting. Atrion intends to publish final voting results in a Current Report on Form 8-K to be filed with the SEC within four (4) business days after the Special Meeting. All reports that Atrion files with the SEC are publicly available when filed. For more information, please see the section of this proxy statement captioned “Where You Can Find More Information.”

Q:
Who can help answer my questions?

A:
If you have any questions concerning the Merger Agreement, the Merger, the Special Meeting or this proxy statement, would like additional copies of this proxy statement or need help voting your Shares, please contact our proxy solicitor:

15 West 38th Street, Suite #747, New York, New York 10018
North American Toll-Free Phone:
1-855-246-4705
Email: info@campaign-mgmt.com
Call Collect Outside North America: +1 (212) 632-8422

FORWARD-LOOKING STATEMENTS
This proxy statement contains forward-looking statements which involve substantial risks and uncertainties and are based on Atrion’s beliefs and assumptions and on information currently available to Atrion. All statements other than statements of historical facts contained in this proxy statement, including statements regarding the Transactions, are forward-looking statements. These forward-looking statements are subject to the safe harbor provisions under the Private Securities Litigation Reform Act of 1995. In some cases, you can identify forward-looking statements because they contain words such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “forecast,” “foresee,” “potential,” “predict,” “project,” “likely,” “goal,” “target,” “could,” “should,” “will,” “would,” or the negative of these words or other similar terms or expressions.
Forward-looking statements are predictions based on expectations and projections about future events, are not statements of historical fact, are subject to risks, uncertainties and assumptions that are difficult to predict and involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Forward-looking statements represent our current beliefs, estimates and assumptions only as of the date of this proxy statement and information contained in this proxy statement should not be relied upon as representing Atrion’s estimates as of any subsequent date. These statements, and related risks, uncertainties, factors and assumptions, include, but are not limited to:
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the ability of the parties to consummate the Transactions in a timely manner or at all;

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the risk that the Merger Agreement may be terminated in circumstances that require Atrion to pay the Atrion Termination Fee;

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the satisfaction (or waiver) of the conditions to Closing to the consummation of the Transactions, including with respect to the approval of the stockholders and approvals under applicable antitrust or competition laws or foreign investment laws;

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potential delays in consummating the Transactions;

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our ability to timely and successfully achieve the anticipated benefits of the Transactions;

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the risk related to the diversion of management’s attention from Atrion’s ongoing business operations;

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the occurrence of any event, change or other circumstance or condition that could give rise to the termination of the Merger Agreement;

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the effect of the announcement or pendency of the Transactions on our business relationships, operating results and business generally;

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the risk that the Merger disrupts our current plans and operations or affects our ability to retain or recruit key employees;

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costs related to the Transactions;

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unanticipated safety concerns related to the use of our products;

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U.S. Food and Drug Administration or other U.S. or foreign regulatory or legal actions or changes affecting us or our industry;

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the results of any ongoing or future legal proceedings, including but not limited to intellectual property, product liability or other litigation or proceedings against us, our suppliers or other parties on which we rely or litigation or other proceedings against our industry in general;

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any voluntary or regulatory mandated product recalls;

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the effect of limitations that the Merger Agreement places on our ability to operate our business or engage in an alternate transaction;

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the conditions of the capital markets during the period covered by the forward-looking statements;

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the outcome of any legal proceedings that may be instituted against Atrion, Nordson or any of their respective directors or officers related to the Merger Agreement or the Transactions;

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the risk that our stock price may decline significantly if the Merger is not completed;

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our plans for future growth, while balancing the need to sensibly control cost;

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the effect of inflationary and/or recessionary pressure, macroeconomic uncertainty and foreign exchange fluctuations;

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continued challenges in our global supply chain network, including shortages in supply or disruptions or delays in shipments, as well as price increases, of certain materials or components used in our products;

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our ability to attract and retain highly qualified personnel;

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our ability to obtain, maintain, protect, enforce and defend our products, technology and intellectual property;

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our expectations concerning our relationships and actions with third parties;

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our ability to obtain and maintain approvals to sell existing and future products from domestic and international regulatory bodies;

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future regulatory, judicial and legislative changes in our industry;

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the success or failure of competitive products in the markets in which we do business;

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changes to government healthcare programs and reimbursement systems;

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our financial performance; and

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developments and projections relating to our competitors, our industry and the general economy.

In addition, statements that “we believe” and similar statements reflect our beliefs and opinions on the relevant subject. These statements are based on information available to us as of the date of this proxy statement. While we believe that information provides a reasonable basis for these statements, that information may be limited or incomplete. Our statements should not be read to indicate that we have conducted an exhaustive inquiry into, or review of, all relevant information. These statements are inherently uncertain, and investors are cautioned not to unduly rely on these statements as predictions of future events.
These risks are not exhaustive. Except as required by law, Atrion assumes no obligation to update these forward-looking statements, or to update the reasons actual results could differ materially from those anticipated in the forward-looking statements, even if new information becomes available in the future. Further information on factors that could cause actual results to differ materially from the results anticipated by Atrion’s forward-looking statements is included in the reports Atrion has filed or will file with the SEC, including Atrion’s Annual Report on Form 10-K for the year ended December 31, 2023, Atrion’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2024, and subsequent filings Atrion makes with the SEC. These filings, when available, are available on the investor relations section of Atrion’s website at https://atrioncorp.com/sec-filings/ and on the SEC’s website at www.sec.gov.

THE SPECIAL MEETING
The enclosed proxy is solicited on behalf of the Board of Directors for use at the Special Meeting.
Date, Time and Place
We will hold the Special Meeting on           , 2024, at           Central Time, at our offices located at One Allentown Parkway, Allen, Texas 75002, and, if applicable, at any adjournment or postponement thereof.
Purpose of the Special Meeting
At the Special Meeting, we will ask the stockholders of record as of the close of business on      , 2024 to vote on proposals to: (i) adopt the Merger Agreement; (ii) approve, on an advisory (non-binding) basis, the Compensation Proposal; and (iii) approve the Adjournment Proposal.
We do not expect that any matters other than the proposals set forth above will be brought before the Special Meeting, and only matters specified in the notice of the meeting may be acted upon at the Special Meeting.
Our stockholders must approve the proposal to adopt the Merger Agreement in order for the Merger to be consummated. If our stockholders fail to approve the proposal to adopt the Merger Agreement, the Merger will not be consummated. A copy of the Merger Agreement is attached as Annex A to this proxy statement, which we urge you to read carefully in its entirety.
Record Date; Shares Entitled to Vote; Quorum
Only stockholders of record as of the Record Date are entitled to notice of the Special Meeting and to vote at the Special Meeting. A list of stockholders entitled to vote at the Special Meeting will be available for examination by any stockholder of Atrion during the Special Meeting and at our principal executive offices located at One Allentown Parkway, Allen, Texas 75002, during regular business hours for a period of no less than ten (10) days before the Special Meeting.
The presence, in person or by proxy duly authorized, of the holders of record of a majority of the outstanding Shares entitled to vote shall constitute a quorum for the transaction of business at the Special Meeting. Only Shares present or represented by proxy at the Special Meeting will be counted in determining whether a quorum is present. As of the Record Date, there were          Shares outstanding and entitled to vote at the Special Meeting, meaning that          , Shares must be represented physically or by proxy at the Special Meeting to have a quorum. In the event that a quorum is not present at the Special Meeting, it is expected that the meeting will be adjourned to solicit additional proxies to approve the proposal to adopt the Merger Agreement.
Vote Required; Abstentions and Failure to Vote
The affirmative vote of the holders of a majority of all outstanding Shares on the Record Date is required to adopt the Merger Agreement. As of the Record Date,         Shares constitute a majority of the outstanding Shares. Adoption of the Merger Agreement by the stockholders is a condition to the Closing.
The affirmative vote of the majority of the Shares present in person or represented by proxy duly authorized at the Special Meeting and entitled to vote generally on the subject matter is required to approve the Compensation Proposal, on an advisory (non-binding) basis, provided a quorum is present. Only Shares present or represented by proxy at the Special Meeting will be able to be voted. If you abstain from voting, that abstention will have the same effect as if you voted “AGAINST” the Compensation Proposal. If you fail to instruct your bank, broker or other nominee on how to vote, such failure will have no effect on the Compensation Proposal.
Approval of the Adjournment Proposal requires the affirmative vote of the majority of the Shares present in person or represented by proxy duly authorized at the Special Meeting and entitled to vote generally on the subject matter. If you abstain from voting, that abstention will have the same effect as if you voted “AGAINST” the approval of the Adjournment Proposal. If you fail to instruct your bank, broker or other nominee on how to vote, such failure will have no effect on the Adjournment Proposal.
An abstention represents a stockholder’s affirmative choice to decline to vote on a proposal. If a stockholder abstains from voting, that abstention will have the same effect as if the stockholder voted “AGAINST” the proposal to adopt the Merger Agreement, the Compensation Proposal and the Adjournment Proposal. However, abstentions are counted as Shares present or represented by proxy at the Special Meeting for the purposes of determining whether a quorum is present at the Special Meeting.
If you hold your Shares in “street name,” you should instruct your bank, broker or other nominee how to vote your Shares in accordance with the voting instruction form that you will receive from your bank, broker or other nominee. Your bank, broker or other nominee cannot vote on any of the proposals, including the proposal to adopt the Merger Agreement, without your instructions. Failure to instruct your broker on how to vote your Shares will have the effect of a vote “AGAINST” the adoption of the Merger Agreement but will have no effect on the Adjournment Proposal or the Compensation Proposal.
Because brokers, banks and other nominees do not have discretionary voting authority with respect to the proposal to adopt the Merger Agreement, the Compensation Proposal or the Adjournment Proposal, if a beneficial owner of Shares held in “street name” does not give voting instructions to the bank, broker or other nominee with respect to any of the proposals, then those Shares may not be voted on your behalf for any proposal, will not be deemed present or represented by proxy at the Special Meeting and will not be counted for purposes of determining whether a quorum is present at the Special Meeting. However, if a beneficial owner of Shares held in “street name” gives voting instructions to the bank, broker or other nominee with respect to at least one of the proposals, but gives no instruction as to one or more of the other proposals, then those Shares will be deemed present at the Special Meeting for purposes of establishing a quorum at the Special Meeting, will be voted as instructed with respect to any proposal as to which instructions were given, and will not be voted with respect to any other proposal.
Shares Held by Atrion’s Directors and Executive Officers
As of the Record Date, our directors and executive officers beneficially owned and were entitled to vote, in the aggregate,            Shares, representing approximately       % of the Shares outstanding on the Record Date (and approximately         % of the Shares outstanding when taking into account Atrion RSUs held, in the aggregate, by our directors and executive officers).
Our directors and executive officers have informed us that they currently intend to vote all of their respective Shares (i) “FOR” the adoption of the Merger Agreement, (ii) “FOR” the approval, on an advisory (non-binding) basis, of the Compensation Proposal and (iii) “FOR” the approval of the Adjournment Proposal.
Voting of Proxies
If, on the Record Date, your Shares are registered directly in your name with our transfer agent, Broadridge Corporate Issuer Solutions, Inc., you may cause your Shares to be voted by returning a signed and dated proxy card in the accompanying prepaid envelope, or you may vote at the Special Meeting. Additionally, you may grant a proxy electronically over the Internet or by telephone (using the instructions provided in the enclosed proxy card). You must have the enclosed proxy card available, and follow the instructions on the proxy card, in order to grant a proxy electronically over the Internet or by telephone. Based on your proxy card or Internet and telephone proxies, the proxy holders will vote your Shares according to your directions.
If you attend the Special Meeting and vote, your vote will revoke any previously submitted proxy. If your Shares are registered directly in your name, you are encouraged to vote by proxy even if you plan to attend the Special Meeting.
Voting instructions are included on your proxy card. All Shares represented by properly signed and dated proxies received in time for the Special Meeting will be voted at the Special Meeting in accordance with the instructions of the stockholder. Properly signed and dated proxies that do not contain voting instructions will be voted:
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“FOR” the adoption of the Merger Agreement;

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“FOR” the approval, on an advisory (non-binding) basis, of the Compensation Proposal; and

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“FOR” the approval of the Adjournment Proposal.

If, on the Record Date, your Shares are held in “street name” through a bank, broker or other nominee, you may vote through your bank, broker or other nominee by completing and returning the voting form provided by your bank, broker or other nominee or attending the Special Meeting and voting with a “legal proxy” from your bank, broker or other nominee. If such a service is provided, you may vote over the Internet or telephone through your bank, broker or other nominee by following the instructions on the voting form provided by your bank, broker or other nominee. If you do not return the voting form provided by your bank, broker or other nominee, do not vote via the Internet or telephone through your bank, broker or other nominee, if possible, or do not attend the Special Meeting and vote with a “legal proxy” from your bank, broker or other nominee, it will have the same effect as if you voted “AGAINST” the proposal to adopt the Merger Agreement, but will have no effect on the Compensation Proposal or the Adjournment Proposal.
Revocability of Proxies
If you are a stockholder of record entitled to vote at the Special Meeting, you may change your vote or revoke your proxy at any time before it is voted at the Special Meeting by:
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signing another proxy card with a later date and returning it to us prior to the Special Meeting;

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submitting a new proxy electronically over the Internet or by telephone after the date of the earlier submitted proxy;

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delivering a written notice of revocation to our Secretary at Atrion Corporation, One Allentown Parkway, Allen, Texas 75002, by 11:59 p.m. Eastern Time on         , 2024; or

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attending the Special Meeting and voting.

If you have submitted a proxy, your appearance at the Special Meeting will not have the effect of revoking your prior proxy; provided that you do not vote or submit an additional proxy or revocation, which, in each case, will have the effect of revoking your prior proxy.
If you hold your Shares in “street name,” you should contact your bank, broker or other nominee for instructions regarding how to change your vote. You may also vote at the Special Meeting if you obtain a “legal proxy” from your bank, broker or other nominee.
Adjournments and Postponements
Although it is not currently expected, the Special Meeting may be adjourned or postponed to a later date or dates, including for the purpose of soliciting additional proxies, if there are insufficient votes at the time of the Special Meeting to approve the proposal to adopt the Merger Agreement or if a quorum is not present at the Special Meeting. Other than an announcement to be made at the Special Meeting of the time, date and place of an adjourned meeting, an adjournment generally may not be made without notice. Any adjournment or postponement of the Special Meeting for the purpose of soliciting additional proxies will allow the stockholders who have already sent in their proxies to revoke them at any time prior to their use at the Special Meeting as adjourned or postponed.
Board of Directors’ Recommendation
The Board of Directors, after considering various factors described under the caption, “The Merger — Recommendation of the Board of Directors and Reasons for the Merger,” has unanimously: (i) determined that the Merger Agreement, the Merger and the other Transactions to be consummated by Atrion, are advisable and fair to, and in the best interests of, Atrion and its stockholders; (ii) duly authorized and approved the execution, delivery and performance by Atrion of the Merger Agreement and the consummation by

Atrion of the Transactions to be consummated by Atrion, including the Merger; (iii) resolved, subject to Section 6.03(d) of the Merger Agreement, to recommend adoption of the Merger Agreement by the stockholders of Atrion; and (iv) directed that the adoption of the Merger Agreement be submitted to a vote of the stockholders of Atrion.
Accordingly, the Board of Directors unanimously recommends, on behalf of Atrion, that you vote: (i) “FOR” the adoption of the Merger Agreement; (ii) “FOR” the approval, on an advisory (non-binding) basis, of the Compensation Proposal; and (iii) “FOR” the approval of the Adjournment Proposal.
Solicitation of Proxies
The expense of soliciting proxies will be borne by Atrion. Atrion has retained Campaign Management LLC (“Campaign Management”), a proxy solicitation firm, to solicit proxies in connection with the Special Meeting at a cost of approximately $12,500 plus expenses. Atrion will also indemnify Campaign Management against certain losses arising out of its provisions of these services on our behalf. In addition, Atrion may reimburse banks, brokers and other nominees representing beneficial owners of Shares for their expenses in forwarding soliciting materials to such beneficial owners. Proxies may also be solicited by our directors, officers and employees, personally or by telephone, email, fax, over the Internet or other means of communication. No additional compensation will be paid for such services.
Anticipated Date of Completion of the Merger
We are working toward completing the Merger as promptly as possible. In order to complete the Merger, Atrion must obtain the Atrion Stockholder Approval described in this proxy statement, and the other closing conditions under the Merger Agreement must be satisfied or waived, including but not limited to (i) the expiration or termination of any waiting period (and any extension thereof) applicable to the consummation of the Merger under the HSR Act or any voluntary agreement with the DOJ or FTC not to consummate the Transactions and (ii) consents, approvals, non-disapprovals and other authorizations of governmental authorities under certain foreign antitrust or competition laws must be obtained. Atrion and Nordson filed notification and report forms under the HSR Act with the DOJ and the FTC on June 11, 2024, and filed requisite pre-merger notification filings, forms or submissions with other governmental authorities in Italy on June 21, 2024 and in Turkey on June 24, 2024. Since the Merger is subject to a number of conditions, the exact timing of the Merger cannot be determined at this time. For more information, please see the section of this proxy captioned “The Merger — Regulatory Approvals Required for the Merger.”
Delisting and Deregistration of Atrion Common Stock
If the Merger is completed, the Shares will be delisted from Nasdaq and deregistered under the Exchange Act, and Shares will no longer be publicly traded. As such, Atrion will no longer file periodic reports under the Exchange Act with the SEC on account of Atrion’s common stock.
Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be Held on        , 2024
The proxy statement is available on the investor relations page of our website at: https://atrioncorp.com/sec-filings/.

Questions and Additional Information
If you have any questions concerning the Merger Agreement, the Merger, the Special Meeting or this proxy statement, would like additional copies of this proxy statement or need help voting your Shares, please contact our proxy solicitor:
15 West 38th Street, Suite #747, New York, New York 10018
North American Toll-Free Phone:
1-855-246-4705
Email: info@campaign-mgmt.com
Call Collect Outside North America: +1 (212) 632-8422

THE MERGER
This discussion of the Merger is qualified in its entirety by reference to the Merger Agreement, which is attached to this proxy statement as Annex A and incorporated into this proxy statement by reference. This summary does not purport to be complete and may not contain all of the information about the Merger that is important to you. You should carefully read and consider the entire Merger Agreement, which is the legal document that governs the Merger, because this document contains important information about the Merger and how it affects you.
Parties Involved in the Merger
Atrion Corporation
Atrion Corporation was incorporated in the state of Delaware in December, 1996. Atrion develops and manufactures products, primarily for medical applications. Atrion’s medical products are used in a number of fields including fluid delivery, cardiovascular and ophthalmic applications. Atrion has developed a wide variety of proprietary valves designed to precisely fill, hold, and release and/or remove controlled amounts of fluids, including blood and drugs, or gasses on demand for use in areas such as intubation, intravenous, catheter and other applications in fields including anesthesia and oncology. Atrion manufactures products that deliver fluids as well as promote infection control in hospital and home healthcare environments. At the core of Atrion’s cardiovascular products is its Myocardial Protection System, a proprietary technology that is the only open-heart surgery system that delivers to the heart essential fluids and medications, mixes critical drugs and controls temperature, pressure and other important variables. This system indicates improved outcomes offering an integrated, flexible set of choices during surgery without diluting the blood. Atrion also develops and manufactures other cardiovascular products such as cardiac surgery vacuum relief valves; silicone vessel loops for retracting and occluding vessels in minimally invasive surgical procedures; inflation devices for balloon catheter dilation, stent deployment and fluid dispensing; as well as products used in heart bypass surgery to make a precision opening in the heart for attachment of the bypass vessels. Atrion also manufactures a proprietary line of balloon catheters used in the treatment of nasolacrimal duct obstruction in children and adults. Within Atrion’s other medical and non-medical products, Atrion also manufactures and sells a line of products designed for safe needle and scalpel blade containment. Atrion is also the leading manufacturer of inflation systems and valves used in marine and aviation safety products. Atrion manufactures components used in inflatable survival products and structures. Atrion also produces one-way and two-way pressure relief valves that protect sensitive electronics and other products during transport in medical and non-medical applications.
Atrion’s principal corporate offices are located at One Allentown Parkway, Allen, Texas 75002, and its telephone number is (972) 390-9800.
Nordson Corporation
Nordson is an innovative precision technology company that leverages a scalable growth framework to deliver top tier growth with leading margins and returns. Nordson engineers, manufactures and markets differentiated products and systems used for precision dispensing, applying and controlling of adhesives, coatings, polymers, sealants, biomaterials, and other fluids, to test and inspect for quality, and to treat and cure surfaces and various medical products such as: catheters, cannulas, medical balloons and medical tubing. These products are supported with extensive application expertise and direct global sales and service. Nordson serves a wide variety of consumer non-durable, consumer durable and technology end markets including packaging, electronics, medical, appliances, energy, transportation, precision agriculture, building and construction, and general product assembly and finishing.
Nordson’s strategy for long-term growth is based on solving customers’ needs globally. Nordson was incorporated in the State of Ohio in 1954 and is headquartered in Westlake, Ohio. Nordson’s products are marketed through a network of direct operations in more than 35 countries. Consistent with this global strategy, approximately 66 percent of Nordson’s revenues were generated outside the United States in 2023. Nordson has 7,900 employees worldwide. Nordson’s principal manufacturing facilities are located in the United States, the People’s Republic of China, Germany, Ireland, Israel, Italy, Mexico, the Netherlands and the United Kingdom.

Nordson’s principal corporate offices are located at 28601 Clemens Road, Westlake, Ohio 44145, and its telephone number is (440) 892-1580.
Alpha Medical Merger Sub, Inc. (Merger Sub)
Alpha Medical Merger Sub, Inc., referred to as “Merger Sub,” is a Delaware corporation and a wholly owned subsidiary of Nordson and was formed on May 23, 2024, solely for the purpose of engaging in the transactions contemplated by the Merger Agreement. Merger Sub has not engaged in any business activities other than in connection with the transactions contemplated by the Merger Agreement. Upon the completion of the Merger, the separate corporate existence of Merger Sub will cease and Atrion will continue as the surviving corporation and a direct wholly owned subsidiary of Nordson (the “Surviving Corporation”). Merger Sub’s principal executive offices are located at 28601 Clemens Road, Westlake, Ohio 44145, and its telephone number is (440) 892-1580.
Effect of the Merger
Upon the terms and subject to the conditions of the Merger Agreement, Merger Sub will merge with and into Atrion, with the separate corporate existence of Merger Sub thereupon ceasing and Atrion continuing as the Surviving Corporation and a wholly owned subsidiary of Nordson. As a result of the Merger, Atrion’s common stock will no longer be publicly traded, and will be delisted from Nasdaq. In addition, the Shares will be deregistered under the Exchange Act, and Atrion will no longer file periodic reports under the Exchange Act with the SEC. If the Merger is completed, you will not own any shares of the capital stock of the Surviving Corporation.
The Effective Time will occur upon the filing of a certificate of merger with the Secretary of State of the State of Delaware (or at such later time as Atrion and Nordson may agree in writing and specify in the certificate of merger).
Effect on Atrion if the Merger is Not Completed
If the Merger Agreement is not adopted by the stockholders, or if the Merger is not completed for any other reason:
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the stockholders will not be entitled to, nor will they receive, any payment for their respective Shares pursuant to the Merger Agreement;

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(i) Atrion will remain an independent public company, (ii) the Shares will continue to be listed and traded on Nasdaq and registered under the Exchange Act and (iii) Atrion will continue to file periodic reports under the Exchange Act with the SEC;

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under certain specified circumstances, Atrion will be required to pay Nordson the Atrion Termination Fee upon or following the termination of the Merger Agreement; and

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under certain specified circumstances, Nordson will be required to pay Atrion the Nordson Termination Fee following the termination of the Merger Agreement.

For more information, please see the section of this proxy statement captioned “Proposal 1: Adoption of the Merger Agreement — Termination Fees and Expenses.”
Merger Consideration
At the Effective Time, each (i) Share, other than Excluded Shares, (ii) Atrion RSU, (iii) Atrion PSU and (iv) Atrion DSU (including those credited under the Non-Employee Director Deferred Compensation Plan) will be cancelled and converted automatically into the right to receive the Merger Consideration (with respect to each Atrion PSU, vesting at target).
At or prior to the Effective Time, Nordson will deposit or, cause Merger Sub to deposit, with the Paying Agent (as defined below), for the benefit of the holders of Shares (other than Excluded Shares), cash in an amount sufficient to pay the aggregate Merger Consideration required to be paid in respect of the Shares under the Merger Agreement. For more information, please see the section of this proxy statement captioned “Proposal 1: Adoption of the Merger Agreement — Exchange and Payment Procedures.”
After the Merger is completed, you will have the right to receive the Merger Consideration in respect of each Share that you own, but you will no longer have any rights as a stockholder or beneficial owner of Shares. Stockholders or beneficial owners of Shares who properly exercise their appraisal rights have the right to receive payment for the “fair value” of their Shares determined pursuant to an appraisal proceeding, as contemplated by Delaware law. For more information, please see the section of this proxy statement captioned “The Merger — Appraisal Rights.”
Background of the Merger
The Board of Directors, with the assistance of Atrion’s management and advisors, regularly reviews Atrion’s business, operations, financial performance and strategic direction. As part of this ongoing review, the Board of Directors considers Atrion’s long-term strategies and plans, changes in the industry and markets in which Atrion operates, economic and other market conditions, execution opportunities and risks, and potential strategic alternatives, including business combination, acquisition and divestiture opportunities.
Since 2021, from time to time, David Battat, Atrion’s President and Chief Executive Officer, met with representatives of Truist Securities, to discuss Atrion’s businesses, industry dynamics and market trends and developments. Mr. David Battat also periodically sought the perspectives of Truist Securities, given Truist Securities’ qualifications, experience and reputation and its knowledge of Atrion’s businesses and the industries in which Atrion operates, regarding potential acquisitions and other strategic alternatives that Atrion might consider to enhance stockholder value. Truist Securities had similar ordinary course of business conversations regarding industry dynamics, market trends and developments and related matters with various other industry participants, including conversations with Party A, Nordson and Party B regarding Atrion and other companies in the medical device industry, among other topics. Representatives of Truist Securities kept Mr. David Battat periodically apprised of these and subsequent conversations with such parties regarding Atrion.
On May 13, 2021, the Chief Executive Officer of Party A, a strategic party, contacted representatives of Truist Securities requesting an introductory meeting with Mr. David Battat. Prior to meeting with the Chief Executive Officer of Party A, Mr. David Battat informed the Chairman of the Board of Directors of Party A’s request.
On May 17, 2021, Mr. David Battat, together with representatives of Truist Securities, held a video call with Party A’s Chief Executive Officer to introduce Mr. David Battat and Party A’s Chief Executive Officer. During the video call, Mr. David Battat provided an overview of Atrion’s business based on publicly available information. During this meeting, Party A’s Chief Executive Officer requested a tour of Atrion’s facility located in Saint Petersburg, Florida. No non-public information was disclosed at this meeting, and no proposal was made by Party A with respect to, and the representatives of Atrion and Party A did not otherwise discuss, a potential business combination or other strategic transaction between Party A and Atrion during this meeting.
On June 3, 2021, Mr. David Battat provided Party A’s Chief Executive Officer with a site tour of Atrion’s facility located in Saint Petersburg, Florida, with representatives of Truist Securities in attendance. No non-public information was disclosed at this meeting, and no proposal was made by Party A with respect to, and the representatives of Atrion and Party A did not otherwise discuss, a potential business combination or other strategic transaction between Party A and Atrion during this meeting.
On June 25, 2021, representatives of Nordson contacted representatives of Truist Securities to express Nordson’s interest in meeting Atrion’s management and visiting Atrion’s facility located in Saint Petersburg, Florida. In addition, the Nordson representatives informed the Truist Securities representatives that Nordson was interested in a potential acquisition of Atrion and that Nordson had been working with Morgan Stanley & Co. LLC (“Morgan Stanley”) as its financial advisor in connection with Nordson’s review of Atrion. The representatives of Truist Securities relayed Nordson’s stated interest to Mr. David Battat, who requested that Truist Securities coordinate with Morgan Stanley to arrange a site visit by Nordson. Prior to such requested site visit, Mr. David Battat informed the Chairman of the Board of Directors of Nordson’s request.
On June 28, 2021, as requested by Mr. David Battat, representatives of Truist Securities had a conference call with representatives of Morgan Stanley to discuss the logistics and agenda for Nordson’s requested visit to Atrion’s facility located in Saint Petersburg, Florida.
On July 9, 2021, Atrion engaged Shearman & Sterling LLP (“Shearman”), which later became part of Allen Overy Shearman Sterling US LLP (together with Shearman, “A&O Shearman”), to serve as its outside legal counsel in the event a proposal was made to acquire Atrion, including, among other things, if necessary, to prepare and negotiate non-disclosure agreements.
On July 29, 2021, Mr. David Battat provided Sundaram Nagarajan, Nordson’s Chief Executive Officer, and certain other representatives of Nordson with a tour of Atrion’s facility located in Saint Petersburg, Florida, with representatives of Atrion, Truist Securities and Morgan Stanley in attendance. After the facility tour, the Nordson representatives presented an overview of Nordson’s businesses, after which Mr. David Battat provided an overview of Atrion’s businesses and responded to questions from representatives of Nordson. No non-public information was disclosed at this meeting, and no proposal was made by Nordson with respect to, and the representatives of Atrion and Nordson did not otherwise discuss, a potential acquisition of Atrion by Nordson during this meeting.
During August and September 2021, representatives of Morgan Stanley had several conference calls with representatives of Truist Securities in which Morgan Stanley discussed Nordson’s potential interest in acquiring Atrion and Nordson’s continued work to support a valuation of Atrion that it believed would be required to pursue a potential acquisition of Atrion by Nordson.
On October 1, 2021, a representative of Nordson spoke with a representative of Truist Securities and informed the Truist Securities representative that Nordson had decided not to pursue a transaction with Atrion at that time, as Nordson believed it would not be able to propose a transaction at a valuation that would be acceptable to Atrion.
On January 5, 2023, representatives of Morgan Stanley contacted representatives of Truist Securities regarding Nordson’s renewed interest in another in-person meeting with Mr. David Battat. During this call, representatives of Morgan Stanley communicated Nordson’s desire to receive limited non-public information regarding Atrion.
On January 7, 2023, Atrion executed an indemnity letter agreement with Truist Securities to facilitate Truist Securities’ activities on behalf of Atrion prior to Truist Securities’ formal engagement as Atrion’s financial advisor.
Between January 31, 2023 and February 2, 2023, to facilitate the discussion at their upcoming in-person meeting, Atrion and Nordson negotiated a mutual non-disclosure agreement, which agreement was executed on February 3, 2023. Prior to executing such mutual non-disclosure agreement, Mr. David Battat informed the Chairman of the Board of Directors of Nordson’s request for a meeting and the mutual non-disclosure agreement to be entered into by Atrion and Nordson. The non-disclosure agreement included customary non-disclosure and non-use provisions and a customary standstill provision that would terminate if, among other things, Atrion entered into an agreement providing for the acquisition of Atrion by a third party.
On February 9, 2023, at Atrion’s facility located in Saint Petersburg, Florida, Mr. David Battat and the Chairman of the Board of Directors gave a presentation to Mr. Nagarajan and other representatives of Nordson regarding Atrion’s businesses and financial performance, with representatives of Truist Securities and Morgan Stanley in attendance. No proposal was made by Nordson with respect to, and the representatives of Atrion and Nordson did not otherwise discuss, a potential acquisition of Atrion during this meeting.
On February 16, 2023, in accordance with Atrion’s directives, representatives of Truist Securities spoke by phone with representatives of Morgan Stanley regarding Nordson’s views of the February 9th facility visit.

On March 17, 2023, Mr. Nagarajan called Mr. David Battat to follow up on Nordson’s February 9th facility visit. Mr. Nagarajan stated that Nordson did not intend to pursue further discussions with Atrion because Nordson believed it would not be able to propose a transaction at a valuation that would be acceptable to Atrion. However, Mr. Nagarajan expressed interest in Atrion’s business, products and technology and reiterated a desire to keep lines of communication open between himself and Mr. David Battat.
On January 17, 2024, Party A’s Chief Executive Officer contacted a representative of Truist Securities to request another meeting with Mr. David Battat to discuss Party A’s potential interest in pursuing a potential business combination or other strategic transaction with Atrion.
Between January 18, 2024 and January 23, 2024, to facilitate the discussion at their upcoming in-person meeting, Atrion and Party A negotiated a mutual non-disclosure agreement, which agreement was executed on January 25, 2024. Prior to executing such mutual non-disclosure agreement, Mr. David Battat informed both the Lead Independent Director and the Chairman of the Board of Directors of Party A’s request for a meeting and the mutual non-disclosure agreement to be entered into by Atrion and Party A. The non-disclosure agreement included customary non-disclosure and non-use provisions and a customary standstill provision. By its terms, the standstill expired upon the announcement of Atrion’s entry into the Merger Agreement.
On January 29, 2024, Mr. David Battat provided representatives of Party A with a site tour of Atrion’s facility located in Saint Petersburg, Florida, with representatives of Truist Securities in attendance. After the facility tour, Mr. David Battat gave a presentation to, and responded to questions from, representatives of Party A regarding Atrion’s businesses, with representatives of Truist Securities in attendance. No proposal was made by Party A with respect to, and the representatives of Atrion and Party A did not otherwise discuss, a potential business combination or other strategic transaction between Party A and Atrion during this meeting.
On February 6, 2024, while at the MD&M West trade show in Anaheim, California, Stephen Lovass, Nordson’s Executive Vice President of its Medical and Fluid Solutions segment, spoke briefly with a representative of Truist Securities, during which, among other things, Mr. Lovass inquired about Atrion’s recent performance based on publicly available information.
On February 7, 2024, at the MD&M West trade show in Anaheim, California, during a scheduled meeting between representatives of Party B, a private equity-backed entity, and Truist Securities to discuss industry-related matters as a follow-up to a prior conversation at another industry conference held in mid-January 2024 in which representatives of Party B expressed interest in the medical device industry, representatives of Party B and Truist Securities discussed, among other things, Atrion and its business based on publicly available information. Representatives of Party B subsequently relayed a few follow-up questions to representatives of Truist Securities regarding Atrion and its fourth quarter and full-year 2023 financial results as publicly disclosed by Atrion on February 29, 2024. No proposal was made by Party B with respect to, and the representatives of Atrion and Party B did not otherwise discuss, a potential business combination or other strategic transaction between Party B and Atrion during this meeting.
On March 7, 2024, representatives of Nordson contacted representatives of Truist Securities to request a call with Mr. David Battat to discuss Atrion’s recent financial performance.
On March 11, 2024, Atrion and Nordson entered into a new non-disclosure agreement, which included customary non-disclosure and non-use provisions and a customary standstill provision that would terminate if, among other things, Atrion entered into an agreement providing for the acquisition of Atrion by a third party.
Later that same day, on a video conference call, Mr. David Battat gave a presentation to, and responded to questions from, Mr. Nagarajan and other representatives of Nordson regarding Atrion’s businesses and financial performance, with representatives of Truist Securities and Morgan Stanley in attendance. No proposal was made by Nordson with respect to, and the representatives of Atrion and Nordson did not otherwise discuss, a potential acquisition of Atrion during this meeting.
On March 13, 2024, representatives of Morgan Stanley called representatives of Truist Securities to inform them that Nordson would be submitting a written preliminary non-binding indication of interest to acquire all of the outstanding Shares for $450.00 per Share in cash. Later that day, Mr. Nagarajan called Mr. David Battat to communicate the same message. Promptly following Mr. Nagarajan’s call with Mr. David Battat, Mr. Nagarajan sent Mr. David Battat a written preliminary non-binding proposal for Nordson to acquire all of the outstanding Shares for $450.00 per Share in cash (the “March 13 Proposal”). The March 13 Proposal implied a premium of 29% to Atrion’s 90-day average daily volume weighted average trading price of $349.52 per Share as of March 15, 2024. Mr. David Battat promptly shared the March 13 Proposal with the Board of Directors.
On March 17, 2024, the Board of Directors held a regularly scheduled meeting, with members of Atrion management and representatives of Truist Securities, and representatives of A&O Shearman and Baker, Donelson, Bearman, Caldwell & Berkowitz, PC (“Baker Donelson”), Atrion’s outside legal counsel, in attendance. After the Board of Directors and Atrion management discussed certain matters that had been on the agenda for the meeting, Mr. David Battat described the discussions with Nordson to date and provided an overview of the March 13 Proposal. Then, representatives of A&O Shearman reviewed the directors’ fiduciary duties under Delaware law in the context of considering the March 13 Proposal. Truist Securities then provided the Board of Directors with an overview of Truist Securities’ material investment banking relationships with Nordson and Party A during the period from January 1, 2021 to January 30, 2024. Truist Securities also discussed with the Board of Directors preliminary financial matters relating to Atrion, including preliminary financial analyses based primarily on publicly available information, potential responses to the March 13 Proposal and other potential acquirors of Atrion. Truist Securities noted that it believed an acquisition of Atrion by private equity buyers would likely be challenging given the trading price of the Shares and the financial multiples implied thereby.
After further discussion, the Board of Directors excused the representatives of Truist Securities and A&O Shearman from the meeting. Thereafter, the meeting continued with Mr. David Battat reviewing with the Board of Directors the relationship between Atrion and Truist Securities and the proposed terms of Truist Securities’ engagement as financial advisor to Atrion in connection with a potential transaction involving Atrion. The Board of Directors then discussed the March 13 Proposal and Atrion’s current business operations and future financial prospects. Following this discussion, the Board of Directors directed Atrion’s management to finalize the financial projections for fiscal years 2024 through 2028 for the Board of Directors’ review and consideration. The Board of Directors then determined that Nordson’s $450.00 per Share purchase price in the March 13 Proposal was inadequate. The Board of Directors directed Mr. David Battat to request that Truist Securities deliver this message to representatives of Morgan Stanley.
On March 18, 2024, the Compensation Committee of the Board of Directors (the “Compensation Committee”) held a regularly scheduled meeting, with members of Atrion management and representatives of Atrion’s independent compensation consultant and Baker Donelson present. Atrion’s independent compensation consultant discussed with the Compensation Committee the potential design and metrics for the 2024 calendar year under Atrion’s 2023 Annual Incentive Compensation Plan (the “AIP”), including target annual bonus opportunities for Atrion management, and potential long-term equity incentive awards for certain key employees of Atrion, including Mr. David Battat, Cindy Ferguson, Atrion’s Chief Financial Officer, and other key employees of Atrion. After a discussion with Atrion management and Atrion’s independent compensation consultant, the Compensation Committee determined that, because it needed more time to consider the advice of Atrion’s independent compensation consultant and receive further input from Atrion’s management, it would wait to implement the annual bonus opportunities for Atrion management and the planned annual equity award grants until the next regularly scheduled meeting of the Compensation Committee on May 20, 2024.
On March 20, 2024, in accordance with the directives of the Board of Directors, representatives of Truist Securities called representatives of Morgan Stanley to communicate that the Board of Directors had determined that the March 13 Proposal was inadequate and, accordingly, that Atrion was not prepared to pursue the March 13 Proposal.
On March 21, 2024, representatives of Morgan Stanley spoke with representatives of Truist Securities, indicating that Nordson planned to submit an updated written non-binding proposal to acquire all of the outstanding Shares for $460.00 per Share in cash.

On March 24, 2024, Mr. Nagarajan sent Mr. David Battat revised written preliminary non-binding proposal, which was dated March 22, 2024, to acquire all of the outstanding Shares for $460.00 per Share in cash (the “March 22 Proposal”). The March 22 Proposal implied a premium of 29% to Atrion’s 90-day average daily volume weighted average trading price of $357.21 per Share as of March 25, 2024. Mr. David Battat promptly shared the March 22 Proposal with the Board of Directors.
On March 26, 2024, the Board of Directors held a meeting, with members of Atrion management, and representatives of Truist Securities, A&O Shearman and Baker Donelson in attendance. The meeting began with Ms. Ferguson presenting an updated 2024 fiscal year budget that previously had been discussed with the Board of Directors. After discussion, the Board of Directors approved the updated 2024 fiscal year budget. Ms. Ferguson then noted that, in advance of the meeting, the Board of Directors had been provided with preliminary financial projections prepared by Atrion’s management for fiscal years 2024 through 2028. Next, Mr. David Battat informed the Board of Directors of the March 22 Proposal and its terms, which was followed by a representative of A&O Shearman reviewing the directors’ fiduciary duties under Delaware law in the context of considering the March 22 Proposal. Truist Securities then reviewed with the Board of Directors the March 13 Proposal, the March 22 Proposal, and Atrion’s potential responses to the March 22 Proposal. Truist Securities also again discussed with the Board of Directors other potential acquirors of Atrion, noting that Party A previously had visited Atrion’s facility located in Saint Petersburg, Florida, on January 29, 2024, although it had not made an oral or written proposal with respect to a potential business combination or other strategic transaction with Atrion. Truist Securities then reviewed the terms of the March 22 Proposal in the context of Truist Securities’ preliminary financial analyses of Atrion, which were based on publicly available information and the preliminary financial projections prepared by Atrion’s management for fiscal years 2024 through 2028. After discussion, the independent members of the Board of Directors excused Messrs. Emile Battat and David Battat, Ms. Ferguson and the representatives of Truist Securities and A&O Shearman and met in executive session to discuss the March 22 Proposal and Atrion’s potential responses to that proposal, without reaching a final determination at that meeting.
On April 1, 2024, the Board of Directors held a meeting, with representatives of Atrion’s management and a representative of Baker Donelson present. The Company Board reviewed with Atrion’s management the financial projections prepared by Atrion’s management for fiscal years 2024 through 2028. Following discussion, the Board of Directors approved such financial projections for use in connection with the potential transaction, including for distribution to Nordson in its evaluation of Atrion and to Truist Securities for its use and reliance in connection with its financial analyses. Mr. David Battat then updated the Board of Directors as to the terms of Truist Securities’ proposed engagement. The Board of Directors then reviewed the overview, as previously provided by Truist Securities, of Truist Securities’ material investment banking relationships with Nordson and Party A during the period from January 1, 2021 to January 30, 2024 previously provided by Truist Securities to Atrion. After a discussion, the Board of Directors concluded that such relationships would not constitute a conflict of interest that would disable Truist Securities from acting as Atrion’s exclusive financial advisor in connection with a potential transaction involving Nordson or Party A and authorized Mr. David Battat to finalize the terms of Truist Securities’ engagement as Atrion’s exclusive financial advisor. In addition, the Board of Directors authorized Atrion’s management and representatives of Truist Securities to meet with Nordson to provide Nordson with certain additional information regarding Atrion’s businesses, historical and projected financial performance and potential synergies resulting from a combination.
On April 2, 2024, as authorized by the Board of Directors, representatives of Truist Securities had a conference call with representatives of Morgan Stanley to communicate that the Board of Directors was willing to provide Nordson certain additional financial information and access to Atrion’s management with the stated goal of encouraging Nordson to increase the per Share price contained in the March 22 Proposal.
Between April 2, 2024 and April 19, 2024, as authorized by the Board of Directors, Nordson was provided with certain additional financial due diligence information relating to Atrion. During this period, representatives of Party B contacted a representative of Truist Securities, requesting an introductory meeting with Mr. David Battat. The representatives of Truist Securities thereafter relayed Party B’s expressed interest in an introductory meeting to Mr. David Battat.
On April 12, 2024, in Saint Petersburg, Florida, Atrion’s management provided a management presentation to representatives of Nordson and Morgan Stanley, which included a review of the approved financial projections prepared by Atrion’s management for fiscal years 2024 through 2028 (as more fully described below in the section captioned “The Merger — Financial Projections”), with representatives of Truist Securities in attendance. After the meeting, Mr. David Battat provided representatives of Nordson with a tour of Atrion’s facility located in Saint Petersburg, Florida, with representatives of Truist Securities and Morgan Stanley in attendance.
On April 18, 2024, representatives of Morgan Stanley had a conference call with representatives of Truist Securities to communicate that Nordson would be submitting an updated written non-binding proposal to acquire Atrion affirming the purchase price of $460.00 per Share in cash contained in the March 22 Proposal.
On April 19, 2024, Mr. Nagarajan submitted to Mr. David Battat a revised written non-binding proposal to acquire Atrion for $460.00 per Share, payable in cash (the “April 19 Proposal”). The April 19 Proposal implied a premium of 21% to Atrion’s 90-day average daily volume weighted average trading price of $379.90 per Share as of April 22, 2024. The April 19 Proposal noted that Nordson remained committed to working expeditiously to complete confirmatory due diligence and negotiate and sign a definitive agreement. Mr. David Battat promptly shared the April 19 Proposal with the Board of Directors.
On April 23, 2024, the Board of Directors held a meeting to consider the April 19 Proposal, at which meeting certain members of Atrion’s management and representatives of Truist Securities and Baker Donelson were present. Truist Securities summarized for the Board of Directors the interactions between Atrion and Nordson since Atrion’s receipt of the March 13 Proposal. Truist Securities then discussed with the Board of Directors certain financial matters relating to Atrion, including updated preliminary financial analyses of Atrion based on publicly available information and the financial projections provided by Atrion’s management and approved by the Board of Directors at its April 1, 2024 meeting. As part of such discussion, Truist Securities noted for the Board of Directors that the preliminary discounted cash flow analysis discussed with the Board of Directors at its March 26, 2024 meeting included, for illustrative purposes, both a terminal EBITDA multiple methodology and a perpetuity growth methodology, with the terminal EBITDA multiple methodology implying an equity value per Share reference range of approximately $513.00 to $579.00 and the perpetuity growth methodology implying an equity value per Share reference range of approximately $329.70 to $434.40. Truist Securities noted that it viewed a perpetuity growth methodology as a more appropriate methodology in evaluating Atrion in its updated preliminary financial analyses, among other things, given (i) Atrion’s financial profile relative to selected public companies deemed relevant in evaluating Atrion, and (ii) that a perpetuity growth methodology was utilized more frequently based on a review of discounted cash flow analyses publicly disclosed in selected precedent transactions involving companies in the medical device sector. An extensive discussion thereafter ensued, including how best to respond to the April 19 Proposal. Truist Securities noted that representatives of Morgan Stanley had stated that the April 19 Proposal had been based on Nordson’s comprehensive analysis of Atrion’s financial and strategic outlook and that Nordson was not prepared to pursue an acquisition of Atrion at a purchase price higher than $460.00 per Share. Truist Securities reminded the Board of Directors as to Atrion’s prior interactions with Party A, and the preliminary interest that had been expressed by Party B. A discussion then followed regarding the low probability of another potential acquiror with comparable financial capability and knowledge of Atrion’s business to Nordson making a compelling and actionable proposal superior to the April 19 Proposal. Following this discussion, the Board of Directors authorized Atrion’s management and representatives of Truist Securities to pursue further discussions with Nordson on the basis of the $460.00 Share price contained in the April 19 Proposal. Although Party A had not demonstrated meaningful interest in pursuing a strategic transaction with Atrion as of such date, the Board of Directors also authorized Mr. David Battat and representatives of Truist Securities to engage in additional conversations with Party A to ascertain Party A’s interest in pursuing a strategic transaction with Atrion.
Later on April 23, 2024, as authorized by the Board of Directors, representatives of Truist Securities communicated to representatives of Morgan Stanley that the Board of Directors had authorized Atrion’s management and advisors to pursue further discussions with Nordson on the financial terms set forth in the April 19 Proposal, and also called and left a message for representatives of Party A to ascertain Party A’s interest in pursuing a strategic transaction with Atrion.

On April 24, 2024, representatives of A&O Shearman and Davis Polk & Wardwell LLP (“Davis Polk”), outside counsel for Nordson, had a telephone conference to discuss the proposed transaction timeline, documentation and legal due diligence.
On April 25, 2024, Atrion and Nordson entered into an agreement to facilitate the transmission by Atrion to Nordson of certain information on a restricted “clean team” basis.
Also on April 25, 2024, as directed by Mr. David Battat, a representative of Truist Securities contacted representatives of Party B to schedule an introductory meeting with Mr. David Battat. A telephone conference call was thereafter scheduled for May 14, 2024, which was after the date on which Atrion expected to issue its first quarter earnings announcement. Mr. David Battat informed the Chairman of the Board of Directors of the scheduled telephone conference call with Party B.
On April 26, 2024, Party A’s Chief Executive Officer returned Truist Securities’ April 23, 2024 call and explained that it would be challenging for Party A to pursue a strategic transaction with Atrion given Party A’s current strategic priorities for its business and at a valuation that would be attractive to Atrion. Following this call, there were no further discussions between Party A and representatives of Atrion or Truist Securities, and Party A did not make a proposal for a potential business combination or other strategic transaction.
Also on April 26, 2024, representatives of A&O Shearman sent to Davis Polk an initial draft of the Merger Agreement, which proposed, among other things, (i) a “hell-or-highwater” antitrust covenant, requiring Nordson to agree to take all necessary actions to obtain the required antitrust approvals and clearances, including to divest assets or businesses of Atrion, Nordson or their respective subsidiaries, (ii) a termination fee payable by Atrion equal to 2% of Atrion’s equity value (based on a $460.00 per Share purchase price) and (iii) a reverse termination fee payable by Nordson equal to 10% of Atrion’s equity value (based on a $460.00 per Share purchase price).
Additionally on April 26, 2024, representatives of Davis Polk sent to A&O Shearman an initial draft form of voting and support agreement, pursuant to which, Messrs. John P. Stupp Jr., David Battat and Emile Battat, Stupp Bros., Inc. and Montclair Harbour LLC would be required, among other things, to vote their Shares in favor of the adoption of the Merger Agreement.
On April 28, 2024, Atrion provided Nordson with access to a virtual data room containing due diligence information related to Atrion.
On the same day, based on the fact that Nordson and Atrion had agreed on a price of $460.00 per Share in cash, the Board of Directors approved Mr. David Battat engaging in preliminary discussions with Nordson regarding post-closing employment arrangements for Atrion management.
Between April 29, 2024 and May 6, 2024, representatives of Atrion and Nordson, together with their respective advisors, held a series of due diligence conference calls during which representatives of Atrion and its outside advisors answered questions from Nordson and its advisors regarding finance, quality assurance, accounting, tax, legal, operational, litigation, intellectual property, labor and employment, and regulatory matters.
On May 1, 2024, Mr. David Battat provided representatives of Nordson with a tour of Atrion’s facility located in Saint Petersburg, Florida.
Also on May 1, 2024, Davis Polk sent a revised draft of the Merger Agreement to A&O Shearman, which, among other things, included (i) an antitrust covenant that expressly excluded any obligation of Nordson, Merger Sub or their respective subsidiaries to agree to any divestitures, hold separate arrangements or similar actions by it or Atrion to obtain the required antitrust approvals and clearances (each, a “Burdensome Condition” and, such covenant, the “No Divestiture Obligation”), (ii) an outside date of nine months following the date of the Merger Agreement, (iii) a $20,000,000 termination fee payable by Atrion, which equaled approximately 2.5% of Atrion’s equity value (based on a $460.00 per Share purchase price)) and (iv) a reverse termination fee payable by Nordson, also of $20,000,000. The revised draft of the Merger Agreement also (a) provided that Nordson would not be required to close the Transaction unless the No Governmental Order Closing Condition and the Regulatory Approval Closing Conditions were satisfied without the imposition of any Burdensome Condition, (b) provided that Atrion would have reduced flexibility to respond to alternative transaction proposals and (c) expanded the circumstances under which the Atrion termination fee would become payable.
On May 2, 2024, Mr. David Battat provided representatives of Nordson with a tour of Atrion’s facility located in Allen, Texas. After the facility tour, Mr. David Battat met with Messrs. Nagarajan and Lovass to discuss Atrion’s desire to implement a retention plan for key employees of Atrion, which would exclude Mr. David Battat, the parameters of such plan, as informed by the advice Atrion’s independent compensation consultant had provided to the Compensation Committee, and the importance to the Board of Directors of retaining the key employees if the Merger was announced and not completed. Messrs. Nagarajan and Lovass said Nordson would consider and revert on the request to implement such a retention plan for key employees of Atrion.
On May 3, 2024, A&O Shearman sent a revised draft of the form of voting and support agreement to Davis Polk.
On May 4, 2024, A&O Shearman sent to Davis Polk (i) an initial draft of Atrion’s confidential disclosure schedule to the Merger Agreement (the “Company Disclosure Schedule”) and (ii) a revised draft of the Merger Agreement, which, among other things (a) deleted the provisions providing for the No Divestiture Obligation and the No Governmental Order Closing Condition and the Regulatory Approval Closing Conditions being satisfied without the imposition of any Burdensome Condition and (b) included an obligation of Nordson and Atrion to defend through litigation on the merits any claim under applicable antitrust law asserted in court or other tribunal by any third party challenging the Transaction. The revised draft of the Merger Agreement also included a reverse termination fee payable by Nordson equal to 6% of Atrion’s equity value (based on a $460.00 per Share purchase price). In addition, the revised draft Merger Agreement accepted Nordson’s proposal of a $20,000,000 termination fee payable by Atrion, conditioned on Nordson’s acceptance of Atrion’s proposal regarding regulatory efforts and the amount of the reverse termination fee payable by Nordson.
On May 7 and 8, 2024, representatives of Atrion, with representatives of Truist Securities in attendance, met with representatives of Nordson at a hotel in Allen, Texas, during which Atrion’s management answered questions from representatives of Nordson regarding Atrion’s historical and projected financial performance.
On May 8, 2024, representatives of A&O Shearman and Davis Polk had a telephone conference to discuss the revised draft of the Merger Agreement.
Also on May 8, 2024, the Board of Directors held a meeting at which members of Atrion’s management, and representatives of Truist Securities, A&O Shearman and Baker Donelson were present. At the meeting, Truist Securities provided the Board of Directors with an update on Party A, noting that Party A had indicated that it would be challenging for Party A to pursue an acquisition of Atrion given Party A’s current strategic priorities for its business and at a valuation that would be attractive to Atrion. Representatives of A&O Shearman then reviewed with the Board of Directors the principal terms of the May 4, 2024 draft Merger Agreement, which had been provided to the Board of Directors in advance of the meeting, and discussed the principal open negotiation points.
On May 9, 2024, Davis Polk sent to A&O Shearman (i) a revised draft of the Company Disclosure Schedule and (ii) a revised draft of the Merger Agreement, which, among other things, (a) reinserted the No Divestiture Obligation, the No Order Condition and the Regulatory Approvals Condition and (b) proposed a reverse termination fee payable by Nordson equal to 3% of Atrion’s equity value (based on a $460.00 per Share purchase price).
Also on May 9, 2024, Mr. Nagarajan called Mr. David Battat to inform him that Nordson was continuing to work through its financial due diligence, and that he would have an update for Mr. David Battat by midday on May 10, 2024.
Later on May 9, 2024, the Board of Directors held a meeting at which members of Atrion’s management, and representatives of Truist Securities, A&O Shearman and Baker Donelson were present. Mr. David Battat updated the Board of Directors on the status of the discussions with Nordson, the status of Nordson’s due diligence review and Nordson’s principal outstanding due diligence requests. Truist Securities again updated the Board of Directors regarding certain financial matters relating to Atrion, including Truist Securities’ preliminary financial analyses of Atrion.
On May 10, 2024, Mr. Nagarajan called Mr. David Battat to communicate that while Nordson remained committed to pursuing a transaction with Atrion, Nordson’s then-current view of Atrion’s projected 2024 EBITDA was lower than the amount Atrion included in the financial projections prepared by Atrion’s management. Mr. Nagarajan requested additional data and working sessions with management to confirm Atrion’s projected 2024 EBITDA, and explained that without access to incremental supporting data, Nordson could not justify a purchase price higher than $440.00 per Share in cash. Mr. David Battat responded that he believed the Board of Directors would not be willing to accept a price at that level, as it undervalued Atrion, but that he would convey such price and articulated rationale to the Board of Directors. Mr. David Battat promptly informed the Board of Directors of the reduced purchase price and articulated rationale for the reduction.
Later on the same day, after the closing of the financial markets, Atrion issued a press release to report its first quarter 2024 financial results.
On May 11, 2024, representatives of Atrion, together with Truist Securities, had a call with representatives of Nordson and Morgan Stanley, during which call Atrion’s management discussed the assumptions and key drivers and supporting data underlying the financial projections prepared by Atrion’s management and, between May 11, 2024 and May 21, 2024, as authorized by Atrion, Truist Securities relayed on behalf of Atrion additional information to Morgan Stanley relating to Atrion’s financial performance and projections in response to questions from Nordson and Morgan Stanley, principally regarding Atrion’s projected 2024 EBITDA, all with the goal of providing Nordson a basis on which to increase its proposed per Share purchase price from the $440.00 per Share proposed on May 10, 2024 to at least $460.00 per Share. During such period, other than the May 11, 2024 meeting and the provision of supplemental financial due diligence, neither Atrion management nor representatives of Truist Securities, A&O Shearman or Baker Donelson engaged with representatives of Nordson, Morgan Stanley or Davis Polk regarding the Transactions, including with respect to non-financial due diligence matters, the Merger Agreement, the Company Disclosure Schedule or the form of voting and support agreement.
On May 14, 2024, as previously scheduled, representatives of Party B had an introductory telephone conference with Mr. David Battat, together with representatives of Truist Securities, during which Mr. David Battat provided representatives of Party B with an overview of Atrion’s businesses based on publicly available information. Following this call, Party B did not pursue further discussions with Atrion or make a proposal for a potential business combination or other strategic transaction.
On May 20, 2024, the Compensation Committee held a regularly scheduled meeting, at which the entire Board of Directors, certain members of Atrion’s management and representatives of Baker Donelson and Atrion’s independent compensation consultant were present. The Compensation Committee meeting commenced with Atrion’s independent compensation consultant reviewing with the Compensation Committee the proposed design and metrics for the 2024 calendar year under the AIP. After a discussion and review period, as discussed and planned at the Compensation Committee meeting on March 18, 2024, the Compensation Committee approved the proposed design and metrics for the 2024 calendar year under the AIP, including the target annual bonus opportunities for Mr. David Battat and Ms. Ferguson. As also planned at the March 18, 2024 meeting of the Compensation Committee, Atrion’s independent compensation consultant also presented a proposed design for long term equity awards under Atrion’s 2021 Equity Incentive Plan, including the forms of awards for restricted stock units and performance stock units, as well as the performance goals, weightings and projects that would form the bases for determining payouts of the performance stock units. After discussion, the Compensation Committee approved the proposed design for long term equity awards in the form of restricted stock units and performance stock units and granted awards of restricted stock units and performance stock units to certain key employees of Atrion, including Mr. David Battat and Ms. Ferguson. Lastly, the Compensation Committee made an annual grant of deferred stock units to Atrion’s non-employee directors in accordance with Atrion’s existing director compensation program.
Later on May 20, 2024, the Board of Directors held a regularly scheduled meeting at which certain members of Atrion’s management and a representative of Baker Donelson were present. In addition to discussing the matters that had been on the agenda for that meeting, Mr. David Battat updated the Board of Directors on the status of the discussions with Nordson, including to report that Nordson had requested a call to discuss additional due diligence questions on May 21, 2024 or soon thereafter. The Board of Directors and Atrion’s management then engaged in a discussion regarding whether Atrion should terminate the discussions with Nordson, including terminating Nordson’s and its advisors’ access to Atrion’s virtual data room, in light of Nordson’s reduced purchase price of $440.00 per Share.
The Board of Directors continued its regularly scheduled meeting on May 21, 2024, with certain members of Atrion’s management and a representative of Baker Donelson again in attendance. During the course of that meeting, following a phone call from representatives of Truist Securities, Mr. David Battat advised the Board of Directors that, earlier that morning, representatives of Nordson had contacted representatives of Truist Securities to indicate that, following Nordson’s review of the additional information provided, Nordson was willing to acquire Atrion for a per Share purchase price of $460.00, payable in cash, subject to completion of its confirmatory financial due diligence. The independent directors of the Board of Directors then met in executive session to discuss the status of negotiations with Nordson. Following their discussion, the independent directors of the Board of Directors informed Mr. David Battat that the Board of Directors remained willing to proceed with a transaction with Nordson at a per Share purchase price of $460.00, provided that the negotiated terms and conditions of the Merger Agreement were acceptable to the Board of Directors, and authorized Atrion’s management and advisors to pursue the proposed transaction at a per Share purchase price of $460.00 and otherwise on terms and conditions acceptable to Atrion, which position was subsequently communicated by Atrion to Nordson.
On May 22, 2024, representatives of Atrion spoke by phone with representatives of Nordson and Morgan Stanley, during which Atrion’s management answered additional questions from representatives of Nordson and Morgan Stanley regarding the financial projections prepared by Atrion’s management. Representatives of Truist Securities also attended this call.
Also on that date, Mr. David Battat spoke with Mr. Lovass regarding the importance to the Board of Directors of Atrion of entering into retention arrangements with its key employees as quickly as practicable after the execution of the Merger Agreement, given the need for Atrion to retain these key employees if the Merger was announced and not completed. Mr. David Battat and Mr. Lovass also had a high-level discussion regarding whether Mr. David Battat would have a role at Atrion following the completion of the Merger. During this discussion, Mr. Lovass raised the possibility of Mr. David Battat being retained by Nordson or Atrion in a consulting capacity for up to 90 days following the completion of the Merger for aggregate compensation in the range of $225,000. Since that initial discussion, there has been no discussions between Mr. David Battat and Mr. Lovass (or any other representative of Nordson) regarding Mr. David Battat’s role, if any, with Atrion or Nordson following the completion of the Merger.
Also on May 22, 2024, A&O Shearman sent a revised draft of the Merger Agreement to Davis Polk, which, among other things (i) deleted the provision providing for the Regulatory Approval Closing Conditions to be satisfied without the imposition of any Burdensome Condition and (ii) provided for an extension of the Outside Date by six months if required regulatory approvals and clearances had not been obtained within nine months of the date of the Merger Agreement. The revised draft of the Merger Agreement also proposed a reverse termination fee payable by Nordson equal to 6% of Atrion’s equity value (based on a $460.00 per Share purchase price).
On May 23, 2024, representatives of A&O Shearman and Davis Polk spoke by phone to discuss the open issues in the draft Merger Agreement. Later on the same day, Davis Polk sent A&O Shearman a proposal to resolve the open issues in the draft Merger Agreement, which, among other things (i) proposed a reverse termination fee payable by Nordson equal to 5% of Atrion’s equity value (based on a $460.00 per Share purchase price) and (ii) provided for the reinsertion of the provision providing for the Regulatory Approval Closing Conditions to be satisfied without the imposition of any Burdensome Condition. The proposal did not provide for extension of the Outside Date.
On May 24, 2024, Mr. Lovass spoke by phone with Mr. David Battat to discuss the retention plan for key employees of Atrion, which would exclude Mr. David Battat. Following this discussion, Mr. Lovass sent to Mr. David Battat a document setting out Nordson’s updated proposal on such retention plan, which would exclude Mr. David Battat. Such document also separately specified that Nordson would consider retaining Mr. David Battat in a consulting capacity for up to 90 days following the completion of the Merger for aggregate compensation in the range of $50,000 rather than in the range of $225,000, as initially discussed on May 22, 2024, in order to expand the size of the retention pool offered to key employees of Atrion, which would exclude Mr. David Battat.
Later on May 24, 2024, the closing price per Share was $462.93. After the closing of the financial markets, representatives of Atrion, A&O Shearman and Truist Securities spoke by phone to discuss the status of the transaction negotiations in light of the then-current closing price per Share. Following this discussion and discussions between Mr. David Battat and members of the Board of Directors, and at the direction of the Board of Directors, representatives of Truist Securities contacted representatives of Morgan Stanley to convey Atrion’s request, in light of the closing price per Share on May 24, 2024 of $462.93, for an increase in the per Share purchase price to $465.00.
Later on May 24, 2024, A&O Shearman sent to Davis Polk (i) a revised draft of the Company Disclosure Schedule and (ii) a response to Nordson’s May 23, 2024 proposal to resolve open issues in the draft Merger Agreement, which response, among other things, accepted a reverse termination fee payable by Nordson equal to 5% of Atrion’s equity value (based on a $460.00 per Share purchase price), conditioned on Nordson’s acceptance of Atrion’s proposal of an extension of the Outside Date by six months if required regulatory approvals and clearances had not been obtained within nine months of the date of the Merger Agreement, or, if Nordson did not accept Atrion’s proposal of an extension of the Outside Date, a reverse termination fee payable by Nordson equal to 6% of Atrion’s equity value (based on a $460.00 per Share purchase price).
On May 25, 2024, representatives of Morgan Stanley informed representatives of Truist Securities that Nordson was unwilling to increase its $460.00 per Share proposal, which constituted Nordson’s “best and final” offer. Thereafter on May 25, 2024, representatives of Truist Securities communicated Nordson’s response to Mr. David Battat, who then communicated it to the Board of Directors.
Also on May 25, 2024, Mr. Lovass engaged in high-level discussions with each of Ms. Ferguson and Robert Champaign, Corporate Controller of Atrion, regarding pre-closing retention under discussion between Atrion and Nordson and prospective post-closing employment arrangements for each such individual, which discussions had been previously authorized by the Board of Directors.
On May 26, 2024, Davis Polk sent to A&O Shearman a response to the May 24, 2024 proposal to resolve open issues in the draft Merger Agreement, which response, among other things, proposed a reverse termination fee payable by Nordson equal to 5% of Atrion’s equity value (based on a $460.00 per Share purchase price), and did not provide for extension of the Outside Date. Later that same day, Davis Polk sent to A&O Shearman a revised draft of the Merger Agreement reflecting the positions set forth in Nordson’s May 26, 2024 response to Atrion’s May 24, 2024 proposal.
Following further correspondence between A&O Shearman and Davis Polk, as well as between Truist Securities and Morgan Stanley regarding the extension of the Outside Date, on May 27, 2024, A&O Shearman sent a proposed final execution version of the Merger Agreement to Davis Polk, which, among other things included a reverse termination fee payable by Nordson equal to 5% of Atrion’s equity value (based on a $460.00 per Share purchase price), and provided for an extension of the Outside Date by six months if the required regulatory approvals and clearances had not been obtained within nine months of the date of the Merger Agreement. Throughout the course of the day on May 27, 2024, representatives of A&O Shearman and Davis Polk further exchanged drafts of the Merger Agreement and the Company Disclosure Schedules and met via telephone and videoconference to negotiate the then-remaining open terms of the Merger Agreement. As part of this resolution, among other things, the parties agreed on A&O Shearman’s proposal for an extension of the Outside Date by six months if the required regulatory approvals and clearances had not been obtained within nine months of the date of the Merger Agreement.
Later on May 27, 2024, the Board of Directors held a meeting at which members of Atrion’s management, and representatives of Truist Securities, A&O Shearman and Baker Donelson were present. Prior to the meeting, representatives of A&O Shearman provided the Board of Directors with an essentially complete version of the Merger Agreement, including the form of voting and support agreement to be attached as Exhibit A to the Merger Agreement, the form of certificate of incorporation of the Surviving Corporation to be attached as Exhibit B to the Merger Agreement, and a near final draft of the Company Disclosure Schedule, and Truist Securities provided the Board of Directors with updated information regarding its material investment banking relationships with Nordson during the period January 1, 2021 to May 25, 2024. Representatives of A&O Shearman (i) again reviewed with the Board of Directors its fiduciary duties under Delaware law, including its fiduciary duties when evaluating the proposed Transaction, (ii) presented a summary of the Merger Agreement and (iii) discussed the resolution of the material open points from the draft previously reviewed with the Board of Directors at the May 8, 2024 meeting. The Board of Directors also discussed, among other matters, the price negotiations between Atrion and Nordson, and interactions with Party A. Truist Securities then reviewed its financial analysis of the Merger Consideration. The Board of Directors then met in executive session to discuss the potential Transaction and the information received from Atrion’s management and advisors relating to the potential Transaction. When the meeting reconvened, at the request of the Board of Directors, Truist Securities rendered to the Board of Directors an oral opinion, confirmed by delivery of a written opinion dated May 27, 2024, to the Board of Directors to the effect that, as of that date and based on and subject to the procedures followed, assumptions made, factors considered and qualifications and limitations on the review undertaken as described in such written opinion, the Merger Consideration to be paid to holders of Shares pursuant to the Merger Agreement was fair, from a financial point of view, to such holders. After further discussion, the Board of Directors unanimously (a) determined that the Merger Agreement and the Transaction are advisable and fair to, and in the best interests of, Atrion and its stockholders, (b) duly authorized and approved the execution, delivery and performance by Atrion of the Merger Agreement and the consummation by Atrion of the Transactions to be consummated by Atrion, including the Merger, (c) resolved, subject to the exceptions set forth in the Merger Agreement, to recommend adoption of the Merger Agreement by the stockholders of Atrion and (d) directed that the adoption of the Merger Agreement be submitted to a vote of Atrion’s stockholders.
On the morning of May 28, 2024, representatives of A&O Shearman and Davis Polk finalized the Company Disclosure Schedule. Later that same morning, Atrion, Nordson and Merger Sub executed the Merger Agreement, and Mr. John P. Stupp Jr. and Stupp Bros., Inc. and Messrs. David Battat and Emile Battat and Montclair Harbour LLC entered into the voting and support agreements. That same morning before the stock market opened, Atrion and Nordson each released a press release announcing the execution of the Merger Agreement and the voting and support agreements.
On July 1, 2024, in light of the uncertainties created by the Delaware Court of Chancery’s opinion in Sjunde AP-Fonden v. Activision Blizzard, Inc., et al., C.A. No. 2022-1001-KSJM (Del. Ch. Feb 29, 2024), as corrected (Mar. 19, 2024), the Board of Directors, by unanimous written consent, adopted resolutions to ratify its May 27, 2024, approval of the Merger Agreement and Atrion’s execution thereof on May 28, 2024, pursuant to Section 204 of the DGCL as described in the section of this proxy statement captioned “The Merger — Recommendation of the Board and Reasons for the Merger — Notice Regarding Ratification Under Section 204 of the Delaware General Corporation Law.”
Recommendation of the Board of Directors and Reasons for the Merger
Recommendation of the Board of Directors
After considering the various factors described below, the Board of Directors has unanimously: (i) determined that the Merger Agreement, the Merger and the other Transactions to be consummated by Atrion, are advisable and fair to, and in the best interests of, Atrion and its stockholders; (ii) duly authorized and approved the execution, delivery and performance by Atrion of the Merger Agreement and the consummation by Atrion of the Transactions to be consummated by Atrion, including the Merger; (iii) resolved, subject to Section 6.03(d) of the Merger Agreement, to recommend adoption of the Merger Agreement by the stockholders of Atrion; and (iv) directed that the adoption of the Merger Agreement be submitted to a vote of the stockholders of Atrion.
The Board of Directors unanimously recommends, on behalf of Atrion, that you vote: (i) “FOR” the adoption of the Merger Agreement; (ii) “FOR” the approval, on an advisory (non-binding) basis, of the Compensation Proposal; and (iii) “FOR” the approval of the Adjournment Proposal.

Notice Regarding Ratification Under Section 204 of the Delaware General Corporation Law
On February 29, 2024, the Delaware Court of Chancery issued an opinion, Sjunde AP-Fonden v. Activision Blizzard, Inc., et al., C.A. No. 2022-1001-KSJM (Del. Ch. Feb 29, 2024), as corrected (Mar. 19, 2024) (“Activision”), in which the Delaware Court held that, in approving a merger transaction in accordance with Section 251 of the DGCL, the relevant agreement and plan of merger must be, at minimum, “essentially complete” at the time such agreement is adopted by the board of directors of a Delaware corporation. The Board of Directors believes that its May 27, 2024, approval of the Merger Agreement and Atrion’s execution thereof on May 28, 2024, complied with the requirements of Section 251 of the DGCL, and that, to the extent it did not, the Board of Directors, by unanimous written consent dated July 1, 2024, adopted resolutions (i) confirming its approval of the Merger Agreement, and (ii) in accordance with Section 204 of the DGCL and in light of the Activision decision, ratifying and reaffirming the prior approval and execution of the Merger Agreement to eliminate the risk that, or any uncertainty as to whether, the prior approval or execution did not comply with Section 251 of the DGCL or was otherwise a “defective corporate act” (as defined in Section 204(h)(1) of the DGCL). A copy of such unanimous written consent is attached as Annex D to this proxy statement.
This notice constitutes the notice required to be given to our stockholders in accordance with Section 204 of the DGCL. Any claim that any potentially defective corporate act identified and ratified under Section 204 of the DGCL pursuant to the unanimous written consent attached as Annex D to this proxy statement is void or voidable due to the failure of authorization, or that a Delaware Court should declare in its discretion that the ratification thereof in accordance with Section 204 of the DGCL not be effective or be effective only on certain conditions, must be brought within 120 days from the date this notice is given.
Reasons for the Merger
The Board of Directors unanimously recommends, on behalf of Atrion, that you vote “FOR” the adoption of the Merger Agreement.
At a meeting held on May 27, 2024, the Board of Directors unanimously (i) determined that the Merger Agreement, the Merger and the other Transactions to be consummated by Atrion are advisable and fair to, and in the best interests of, Atrion and its stockholders; (ii) duly authorized and approved the execution, delivery and performance by Atrion of the Merger Agreement and the consummation by Atrion of the Transactions to be consummated by Atrion, including the Merger; (iii) resolved, subject to certain circumstances set forth in the Merger Agreement, to recommend adoption of the Merger Agreement by the stockholders of Atrion; and (iv) directed that the adoption of the Merger Agreement be submitted to a vote of the stockholders of Atrion.
In recommending that the stockholders vote in favor of the adoption of the Merger Agreement, the Board of Directors considered the following reasons (which are not listed in any relative order of importance), all of which it viewed as generally supporting its determinations and recommendation:
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Transaction Premium: the fact that the Merger Consideration represents a premium to recent historical market prices for the Shares, including premiums of:

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approximately 7.0% to the thirty (30)-day trading period average daily volume weighted average price (“VWAP”) of the Shares prior to May 24, 2024, the last full trading day prior to the date on which the Transactions were approved by the Board of Directors (the “Reference Date”);

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approximately 8.2% to the sixty (60)-day trading period average daily VWAP of the Shares prior to the Reference Date; and

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approximately 15.3% to the ninety (90)-day trading period average daily VWAP of the Shares prior to the Reference Date.

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Attractive Valuation: the Board of Directors’ belief that the Merger Consideration provides stockholders with attractive value for their Shares based on, among other things, the current and historical market prices for the Shares, current industry conditions and the Board of Directors’ familiarity with Atrion’s businesses, operations, prospects, strategic, short- and long-term operating plans, and financial condition, and represents implied enterprise valuations of Atrion representing multiples of:

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approximately 19.6 times Atrion’s EBITDA for the last twelve (12)-month period ended March 31, 2024 of approximately $40.5 million (after adjustment for certain non-recurring items and before stock-based compensation expense); and

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approximately 18.9 times Atrion’s projected EBITDA for fiscal year 2024 of approximately $41.9 million.

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Best Value Reasonably Available: the Board of Directors’ belief that the Merger Consideration represents the best value reasonably available to Atrion stockholders and the highest price that Nordson was willing to pay, and does not prevent the Board of Directors from, in certain circumstances, considering and responding to an unsolicited Acquisition Proposal (as defined in the section of this proxy statement captioned “Proposal 1: Adoption of the Merger Agreement — The “No Shop” Period — No Solicitation of Other Offers”) made after the announcement of the entry of the Merger Agreement and before receipt of the Company Stockholder Approval;

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Certainty of Value: the fact that the Merger Consideration is payable solely in cash, which offers immediate liquidity and certainty of value to Atrion stockholders in respect of their Shares, eliminating the risks and uncertainties inherent in Atrion continuing as a standalone company;

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Highest Offer: the Board of Directors’ belief that (i) as a result of an active negotiating process, Atrion had obtained Nordson’s “best and final” offer and (ii) there was substantial risk of losing Nordson’s final offer of $460.00 per Share if Atrion continued to pursue a higher price. For more information, please see the section of this proxy statement captioned “The Merger — Background of the Merger;”

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Potential Strategic Alternatives: the Board of Directors’ determination that the Merger Consideration is more favorable to stockholders than the potential value that would reasonably be expected to result from the continuation of Atrion in the short- and long-term as an independent enterprise, as assessed based on its historical results of operations, financial prospects and financial condition and other strategic and financial alternatives reasonably available, including potential expansion opportunities, such as into new business lines, in each case, taking into account execution risks, including as a result of Atrion having minimal recent experience effecting acquisitions and integrating acquired companies, as well as business, competitive, financial, industry, legal, market and regulatory considerations;

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Lack of Alternative Acquirers: the Board of Directors’ determination that no alternative party, including strategic buyers (including Party A) and financial sponsors (including Party B), was likely to enter into a potential transaction at a comparable price and with the same likelihood of consummation as the transaction proposed by Nordson, even if Atrion were to conduct an auction process or other solicitation of alternative acquisition proposals, in addition to the potential risk of conducting such a process, including in respect of the increased possibility of market rumors and the potential impact of market rumors on Atrion’s management, employees and other constituencies. For more information, please see the section of this proxy statement captioned “The Merger — Background of the Merger;”

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Opinion of Atrion’s Financial Advisor: the opinion, dated May 27, 2024, of Truist Securities to the Board of Directors as to the fairness, from a financial point of view and as of such date, of the Merger Consideration to be paid to holders of Shares (other than, as applicable, Nordson, Merger Sub and their respective affiliates) pursuant to the Merger Agreement, which opinion was based on and subject to the procedures followed, assumptions made, factors considered and qualifications and limitations on the review undertaken as more fully described in the section of this proxy statement captioned “The Merger — Opinion of Atrion’s Financial Advisor;”

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Likelihood of Closing: the likelihood that the Closing of the Merger would be achieved in accordance with the terms of the Merger Agreement based on:

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the absence of any financing condition in the Merger Agreement;

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the financial strength of Nordson and its ability to fund the aggregate Merger Consideration;

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the business reputation and capabilities of Nordson;

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the commitment made by Nordson to Atrion to use reasonable best efforts to obtain required regulatory approvals and clearances. For more information, please see the section of this proxy statement captioned “Proposal 1: Adoption of the Merger Agreement — Regulatory Filings;” and

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the likelihood of satisfying the conditions to the consummation of the Merger, which the Board of Directors believed were reasonable, customary and limited in number and scope. For more information, please see the section of this proxy statement captioned “Proposal 1: Adoption of the Merger Agreement — Conditions to the Closing of the Merger;” and

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Additional Transaction Terms: the additional terms of the Merger Agreement and the related agreements, including:

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Atrion’s right, subject to certain conditions and limitations set forth in the Merger Agreement, prior to the receipt of the Atrion Stockholder Approval, to respond to and negotiate unsolicited Acquisition Proposals made after the Signing Date and before receipt of the Company Stockholder Approval. For more information, please see the sections of this proxy statement captioned “Proposal 1: Adoption of the Merger Agreement — The “No Shop” Period — No Solicitation of Other Offers” and “Proposal 1: Adoption of the Merger Agreement — The Board of Directors’ Recommendation; Atrion Adverse Recommendation Change;”

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the Board of Directors’ ability to make an Adverse Recommendation Change and to terminate the Merger Agreement in order to enter into an Acquisition Agreement with respect to a Superior Proposal (in each case as defined in the sections of this proxy statement captioned “Proposal 1: Adoption of the Merger Agreement — The “No Shop” Period — No Solicitation of Other Offers” and “Proposal 1: Adoption of the Merger Agreement — The Board of Directors’ Recommendation; Atrion Adverse Recommendation Change”), in each case, subject to certain conditions and limitations set forth in the Merger Agreement, including paying Nordson the Atrion Termination Fee;

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the fact that the Board of Directors believed that the Atrion Termination Fee, which is approximately 2.46% of the approximately $815 million equity value of Atrion implied by the Merger Consideration, is reasonable, within or lower than market averages for such fees payable in comparable transactions, and not preclusive of, or a substantial impediment to, a third party making an Acquisition Proposal. For more information, please see the section of this proxy statement captioned “Proposal 1: Adoption of the Merger Agreement — The Board of Directors’ Recommendation; Atrion Adverse Recommendation Change;”

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the fact that, in the event the Merger Agreement is terminated prior to the consummation of the Merger in certain circumstances relating to the failure to obtain required regulatory approvals or clearances, Nordson will be required to pay Atrion the Nordson Termination Fee subject to and in accordance with the terms of the Merger Agreement;

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Atrion’s right to specific performance to prevent breaches of the Merger Agreement;

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the fact that the consummation of the Merger is subject to the adoption of the Merger Agreement by Atrion’s stockholders, who will have the opportunity to adopt or reject the Merger Agreement;

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the availability of appraisal rights under Section 262 of the DGCL to holders of Shares who do not vote in favor of the adoption of the Merger Agreement and comply with all of the required procedures under Section 262 of the DGCL, which provides such holders with an opportunity to have the Delaware Court of Chancery determine the fair value of their Shares, which may be determined to be more than, less than or the same as the amount such stockholders would have received under the Merger Agreement;

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the initial outside date of February 28, 2025, with an available extension (if necessary) to August 28, 2025, as set forth in the Merger Agreement relating to the failure to obtain required regulatory approvals or clearances, allowing for time that the Board of Directors believed to be sufficient to consummate the Merger;

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the fact that, taken as a whole, the terms of the Merger Agreement, including the respective representations, warranties, covenants and termination rights and fees of Atrion and Nordson, as finally negotiated are reasonable and customary; and

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the fact that the Board of Directors and Atrion’s management, in coordination with Atrion’s legal and financial advisors, negotiated with Nordson on an arm’s-length basis, including with respect to price and other terms and conditions of the Merger Agreement.

The Board of Directors also assessed Atrion’s prospects for substantially increasing stockholder value as a standalone company in excess of the Merger Consideration, given the risks and uncertainties in Atrion’s businesses, including the following (which are not listed in any relative order of importance):
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the various execution and other risks to achieving Atrion’s long-term operating plan and related uncertainties, including those described below;

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the effects of governmental regulation and the risks associated with operating in a heavily regulated industry that is closely scrutinized by federal, state and local authorities, including the more stringent degree of medical device regulation applicable to Atrion’s products and future product candidates;

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the significant risks and challenges inherent in Atrion’s standalone plans for developing, commercializing and marketing its products, including the risk of supply chain disruption, changes in the prices of raw materials, closures of Atrion facilities, product recalls, slower-than-anticipated introduction of new products or implementation of marketing strategies, implementation of new manufacturing processes or implementation of new information systems, and the capital that would be required to achieve Atrion’s plans;

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the challenges inherent in operating Atrion as a publicly traded company, which is subject to scrutiny based on its quarterly performance, including the challenge of making investments to achieve long-term growth prospects;

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the current and historical low trading volume of the Shares and the resulting volatility of the market price of the Shares;

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current and anticipated future competition for Atrion’s products and its ability to compete successfully in light of the nature of the medical technology industry, including new technologies, the presence of many larger, well-financed parties in the industries in which Atrion participates, and Atrion’s need to continue to enhance its products and to develop and commercialize additional products;

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changing economic, market and business conditions, and other external factors over which Atrion has no control, such as the potential for recession, curtailed or delayed capital spending by hospitals and other healthcare providers, geopolitical crises and political instability; and

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general risks and market conditions that could reduce or result in volatility of the market price of the Shares.

The Board of Directors also considered a number of factors, uncertainties and risks concerning the Merger, including the following (which are not listed in any relative order of importance):
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the fact that Atrion would no longer exist as an independent, publicly traded company, and stockholders would no longer participate in any future earnings or growth and would not benefit from any potential future appreciation in the value of Atrion;

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the fact that the potential outside date is as late as August 28, 2025 (if extended) and the stockholders could be asked to vote on the proposal to adopt the Merger Agreement well in advance of the Closing of the Merger, after which, if the Company Stockholder Approval is received, the Board of Directors would no longer have the ability to consider and respond to competing Acquisition Proposals or terminate the Merger Agreement to accept a Superior Proposal;

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the risks and costs to Atrion if the Merger does not close in a timely manner, including (i) the diversion of employee attention, (ii) the possible loss of key management or other personnel of

Atrion during the pendency of the Merger, (iii) the impact of the pending Merger on potential and existing customers and other third parties that may seek to change or may not enter into business relationships with Atrion during the pendency of the Merger, and (iv) if the Merger does not close, the effect of the resulting public announcement of the termination of the Merger Agreement on the trading price and volatility of the Shares;
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the restrictions on the conduct of Atrion’s business prior to the consummation of the Merger, including the requirement that Atrion use reasonable best efforts to conduct its business in the ordinary course of business consistent with past practice and subject to specific limitations, which may delay or prevent Atrion from undertaking business opportunities that may arise before the Closing of the Merger and that, absent the Merger Agreement, Atrion might have pursued;

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the requirement that Atrion pay Nordson the Atrion Termination Fee of $20 million following termination of the Merger Agreement in certain circumstances set forth in the Merger Agreement, including if Atrion terminates the Merger Agreement in order to enter into an Acquisition Agreement with respect to a Superior Proposal or if Nordson terminates the Merger Agreement following an Adverse Recommendation Change. For more information, please see the section of this proxy statement captioned “Proposal 1: Adoption of the Merger Agreement — The Board of Directors’ Recommendation; Atrion Adverse Recommendation Change;”

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the fact that an all-cash transaction would generally be taxable to the stockholders that are U.S. persons for U.S. federal income tax purposes;

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the fact that the Merger Consideration represents a discount of approximately 0.6% to the closing price of Atrion’s common stock on the Reference Date, taking into account the current and historical low trading volume of the Shares and general volatility in the market price of the Shares;

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the fact that, subject to and in accordance with the terms of the Merger Agreement, Atrion and its representatives are prohibited from soliciting any Acquisition Proposals until the earlier of the Effective Time and the termination of the Merger Agreement in accordance with its terms;

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the significant costs involved in connection with entering into the Merger Agreement and consummating the Merger (many of which are payable whether or not the Merger is consummated) and the substantial time commitment and effort by Atrion’s management required to consummate the Merger, which may disrupt Atrion’s business operations and have a negative effect on its financial results;

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the possibility that, as a result of the termination of the Merger Agreement, possible acquirers may consider Atrion to be an unattractive acquisition candidate;

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the fact that there can be no assurance that all conditions to the obligations of Atrion and Nordson to consummate the Merger will be satisfied or, if permissible, waived, including:

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the fact that there can be no assurances that the Company Stockholder Approval will be received;

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the fact that the Closing of the Merger requires receipt of regulatory approvals and clearances, which may not be received at all or in a timely manner; and

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the possibility of the occurrence of an Atrion Material Adverse Effect, the non-occurrence of which is a condition to Nordson’s and Merger Sub’s obligation to consummate the Merger;

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the risk of potential litigation relating to the Merger that could be instituted against Atrion or its directors and officers; and

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other risks and uncertainties of the nature identified in the section of this proxy statement captioned “Forward-Looking Statements” and in Atrion’s filings with the SEC, including the risks set forth in “Item 1A. Risk Factors” in Atrion’s Annual Report on Form 10-K for the year ended December 31, 2023, Atrion’s Quarterly Report on Form 10-Q for the quarter ended

March 31, 2024, and subsequent filings Atrion has filed or will file with the SEC. For more information, please see the section of this proxy statement captioned “Where You Can Find More Information.”
After taking into account all of the factors set forth above, the Board of Directors concluded that the risks, uncertainties, restrictions and potentially negative factors associated with the Merger Agreement and the Transactions were outweighed by the positive factors and potential benefits associated with the Merger Agreement and the Transactions that supported its determination and recommendation. Accordingly, the Board of Directors determined that the Merger Agreement, the Merger and the other Transactions to be consummated by Atrion are advisable and fair to, and in the best interests of, Atrion and its stockholders.
The members of the Board of Directors evaluated the various factors listed above in light of their knowledge of the businesses, financial condition and prospects of Atrion and also considered the input of Atrion’s management and advice of Atrion’s legal and financial advisors. In view of the wide variety of factors considered by the Board of Directors in connection with its evaluation of the Merger Agreement, the Transactions and the complexity of these matters, the Board of Directors did not find it practicable to, and did not, quantify or otherwise assign relative weights to the specific reasons considered in reaching its determinations and recommendation. Rather, in considering the information and reasons described above, individual members of the Board of Directors each applied their own personal business judgment and may have given differing weights to differing factors. The Board of Directors did not undertake to make any specific determination as to whether any factor, or any particular aspect of any factor, supported or did not support its ultimate determinations. The Board of Directors based its unanimous recommendation on the totality of the information presented, including thorough discussions with, and questioning of, Atrion’s management, and its legal and financial advisors.
When considering the foregoing recommendation of the Board of Directors that you vote to approve the proposal to adopt the Merger Agreement, stockholders should be aware that some of Atrion’s directors and executive officers may have interests in the Transactions, including the Merger, that are different from, or in addition to, the interests of stockholders more generally. The Board of Directors was aware of and considered these interests, among other matters, to the extent that they existed at the time, (i) in reaching the determination that the Merger Agreement, the Merger and the other Transactions to be consummated by Atrion are advisable and fair to, and in the best interests of, Atrion and its stockholders; (ii) in reaching its decision to duly authorize and approve the execution, delivery and performance by Atrion of the Merger Agreement and the consummation by Atrion of the Transactions to be consummated by Atrion, including the Merger; (iii) in making its recommendation that, subject to certain circumstances set forth in the Merger Agreement, the stockholders vote in favor of the adoption of the Merger Agreement; and (iv) in directing that the adoption of the Merger Agreement be submitted to a vote of the stockholders. For more information, please see the section of this proxy statement captioned “The Merger — Interests of Atrion’s Directors and Executive Officers in the Merger.”
The explanation of the reasons and reasoning set forth above contain forward-looking statements that should be read in conjunction with the section of this proxy statement captioned “Forward-Looking Statements.”
Financial Projections
Atrion does not, as a matter of course, publicly disclose forecasts or projections as to future performance, earnings or other results given the inherent unpredictability of the underlying assumptions, estimates and projections. However, Atrion is including in this proxy statement a summary of certain non-public, unaudited, prospective financial information of Atrion on a standalone basis for fiscal years ending December 31, 2024 through December 31, 2028, without giving effect to the Merger (the “Financial Projections”), prepared by Atrion’s management, at the direction of the Board of Directors, in connection with the Transactions.
The Financial Projections and this summary are included solely to give the stockholders access to the Financial Projections that were made available to the Board of Directors, Truist Securities and, except as noted below, to Nordson, and are not included in this proxy statement in order to influence any Atrion stockholder’s decision to vote with respect to the adoption of the Merger Agreement or for any other purpose. The inclusion of the Financial Projections or of this summary should not be regarded as an indication that

Atrion, Nordson or their respective managements, directors, officers, employees, advisors or any other recipient of this information or a summary thereof considered, or now considers, it to be an assurance of the achievement of future results or necessarily predictive of actual future results, and the Financial Projections should not be relied on as such. This information is not fact and readers of this proxy statement are cautioned not to place undue reliance on the Financial Projections.
The Financial Projections were not prepared with a view toward public disclosure or toward complying with U.S. generally accepted accounting principles (“GAAP”), nor were they prepared with a view toward compliance with the published guidelines of the SEC, or the guidelines established by the American Institute of Certified Public Accountants for preparation and presentation of projections of prospective financial information. Tax-adjusted EBIT and unlevered free cash flow contained in the Financial Projections set forth below are each “non-GAAP financial measures,” which are financial performance measures that are not calculated in accordance with GAAP. The non-GAAP financial measures used in the Financial Projections were relied upon by the Board of Directors in connection with its consideration of the Transactions and the Merger Consideration; however, there are limitations associated with the use of such non-GAAP financial measures. These non-GAAP financial measures used by Atrion may not be the same or calculated in the same manner as those used and calculated by other companies. Furthermore, non-GAAP financial measures have limitations as analytical tools and should not be considered in isolation or as a substitute for Atrion’s financial results prepared and reported in accordance with GAAP. The SEC rules, which otherwise would require a reconciliation of a non-GAAP financial measure to a GAAP financial measure, do not apply to non-GAAP financial measures provided to a board of directors or financial advisors in connection with a proposed business combination transaction such as the Transactions if the disclosure is included in a document such as this proxy statement. In addition, reconciliations of non-GAAP financial measures to a GAAP financial measure were not provided to or relied upon by the Board of Directors or Truist Securities in connection with the Transactions. Accordingly, Atrion has not provided a reconciliation of the non-GAAP financial measures included in the Financial Projections to the relevant GAAP financial measures. The Financial Projections do not take into account any events or circumstances after the date they were prepared, including the announcement of the Transactions.
The Financial Projections reflect estimates and assumptions made by Atrion’s management with respect to Atrion’s performance, industry performance, general business, economic, regulatory, market and financial conditions and other matters, all of which are difficult to predict and many of which are beyond Atrion’s control. In particular, the Financial Projections, while presented with numerical specificity, necessarily were based on variables and assumptions that are inherently uncertain. Multiple factors, including those described in the section of this proxy statement captioned “Forward-Looking Statements,” could cause such variables and assumptions not to be appropriate. As a result, Atrion cannot assure you that the Financial Projections will be realized or that actual results will not be significantly higher or lower than projected. Because the Financial Projections cover multiple years, they, by their nature, become less predictive with each successive year and are unlikely to anticipate each circumstance that will have an effect on Atrion’s businesses and results of operations. The Financial Projections do not take into account any circumstances or events occurring after the date on which they were prepared, including the Merger. Therefore, the Financial Projections do not give effect to the Transactions or any changes to Atrion’s operations or strategy that may be implemented after the consummation of the Merger, including any certain legal, advisory and other acquisition and integration-related costs incurred or expected to be incurred in connection with the Transactions. Furthermore, the Financial Projections do not take into account the effect of any failure of the Transactions to be completed. Economic and business environments can and do change quickly, which adds an additional significant level of uncertainty as to whether the results portrayed in the Financial Projections will be achieved.
None of Atrion, Nordson or any of their respective affiliates, advisors or other representatives makes any representation to any Atrion stockholder regarding the Financial Projections or the ultimate performance of Atrion relative to the Financial Projections. The inclusion of the Financial Projections in this proxy statement does not constitute an admission or representation of Atrion that the Financial Projections or the information contained therein is material. Except as required by applicable securities law, neither Atrion nor any of its affiliates intends to, and each of them disclaims any obligation to, update, correct or otherwise revise the Financial Projections to reflect circumstances existing after the date when made or to reflect the occurrence of future events, even in the event that any or all of the assumptions are shown not to be appropriate. These considerations should be taken into account when evaluating the Financial Projections, which were prepared as of an earlier date. The Financial Projections should be evaluated in conjunction with the historical financial statements and other information contained in Atrion’s public filings with the SEC.
The Financial Projections included in this proxy statement have been prepared by, and are the responsibility of, Atrion’s management. Atrion’s independent registered public accounting firm, Grant Thornton LLP, has not audited, reviewed, examined, compiled nor applied agreed-upon procedures with respect to the accompanying Financial Projections and, accordingly, Grant Thornton LLP does not express an opinion or any other form of assurance with respect thereto. The Grant Thornton LLP report incorporated by reference in this proxy statement relates to Atrion’s previously issued financial statements. It does not extend to the Financial Projections and should not be read to do so.
The Financial Projections further reflect subjective judgment in many respects and, therefore, are susceptible to multiple interpretations and periodic revisions based on actual experience and business developments. Atrion’s management views the Financial Projections as subject to inherent risks and uncertainties associated with such long-range projections.
The following table summarizes certain non-public, unaudited, prospective financial information of Atrion contained in the Financial Projections as approved by the Board of Directors on April 1, 2024, except as noted below, prior to certain modifications described below, in connection with the Transactions:
	(dollars in millions)
	2024E	2025E	2026E	2027E	2028E
Total Revenue	$183.3	$206.3	$233.2	$260.9	$294.7
Total Gross Profit	$66.9	$88.3	$101.4	$115.1	$131.9
Selling Expenses	13.0	14.0	15.4	16.8	18.4
General and Administrative Expenses	21.2	22.2	23.0	23.5	24.0
R&D Expenses	8.0	8.9	9.7	11.0	12.1
Operating Income (EBIT)	$24.7	$43.2	$53.4	$63.8	$77.4
Depreciation and Amortization	16.4	17.7	19.4	21.1	23.1
Stock-Based Compensation	0.7	1.5	1.6	1.8	2.0
EBITDA	$41.8	$62.5	$74.4	$86.7	$102.5
Unlevered Free Cash Flow(1)	$28	$37	$33	$41	$48

(1)
Unlevered Free Cash Flow, defined as gain (loss) from operations including stock-based compensation, less income taxes, plus depreciation and amortization, less capital expenditures, and less changes in net working capital, was calculated by Truist Securities for purposes of its discounted cash flow analysis based on the Financial Projections, as modified as described below, provided by Atrion’s management, and was reviewed and approved by Atrion’s senior management for Truist Securities’ use and reliance in connection with its financial analysis and opinion. Unlevered Free Cash Flow is a non-GAAP financial measure and should not be considered as an alternative to net income or operating income as a measure of operating performance or cash flows or a measure of liquidity. The Unlevered Free Cash Flow calculations were not provided to Nordson, Merger Sub, or any of their affiliates or representatives.

Atrion management subsequently modified certain amounts in the Financial Projections based on certain changes in Atrion’s expected business pipeline arising after April 1, 2024. The Financial Projections, as modified, were provided to the Board of Directors, Truist Securities and, except for the Unlevered Free Cash Flow calculations and the modification to “Total Revenue” in 2026E set forth below, to Nordson, and approved for Truist Securities’ use and reliance in connection with its financial analyses and opinion as discussed in the section captioned “The Merger — Opinion of Atrion’s Financial Advisor.” These modifications were as follows: (i) “Total Revenue” in 2026E and 2028E of $233.1 million (a decrease of $0.1 million) and $294.1 million (a decrease of $0.6 million), respectively; (ii) “Total Gross Profit” in 2024E and 2028E of $67.0 million (an increase of $0.1 million) and $131.7 million (a decrease of $0.2 million), respectively; (iii) “Operating Income” in 2024E and 2028E of $24.8 million (an increase of $0.1 million) and $77.2 million (a decrease of $0.2 million), respectively; and (iv) “EBITDA” in 2024E and 2028E of $41.9 million (an increase of $0.1 million) and $102.3 million (a decrease of $0.2 million), respectively.

Opinion of Atrion’s Financial Advisor
Atrion has engaged Truist Securities as Atrion’s financial advisor in connection with the Merger. As part of this engagement, the Board of Directors requested that Truist Securities evaluate the fairness, from a financial point of view, of the Merger Consideration to be paid to holders of Shares (other than, as applicable, Nordson, Merger Sub and their respective affiliates) pursuant to the Merger Agreement. At a May 27, 2024 meeting of the Board of Directors held to evaluate the Merger, Truist Securities rendered an oral opinion, confirmed by delivery of a written opinion dated May 27, 2024, to the Board of Directors to the effect that, as of that date and based on and subject to the procedures followed, assumptions made, factors considered and qualifications and limitations on the review undertaken as described in such written opinion, the Merger Consideration to be paid to holders of Shares pursuant to the Merger Agreement was fair, from a financial point of view, to such holders (other than, as applicable, Nordson, Merger Sub and their respective affiliates).
The full text of Truist Securities’ written opinion, dated May 27, 2024, is attached as Annex B to this proxy statement and is incorporated herein by reference. The written opinion sets forth, among other things, the procedures followed, assumptions made, factors considered and qualifications and limitations on the review undertaken by Truist Securities in connection with its opinion. The following summary of Truist Securities’ opinion is qualified in its entirety by reference to the full text of the opinion. Truist Securities delivered its opinion to the Board of Directors for the use of the Board of Directors (in its capacity as such) in connection with its evaluation of the Merger Consideration. Truist Securities’ opinion addressed only the fairness, from a financial point of view and as of the date of such opinion, of the Merger Consideration (to the extent expressly specified in such opinion) and did not address any other term, aspect or implication of the Merger. Truist Securities’ opinion did not address the underlying business decision of Atrion, its securityholders or any other party to proceed with or effect the Merger or the relative merits of the Merger compared to any alternative business strategies that might exist for Atrion or any other party or the effect of any other transaction in which Atrion or any other party might engage. Truist Securities’ opinion did not constitute a recommendation to the Board of Directors, and does not constitute a recommendation to any securityholder of Atrion or any other party, as to how to vote or act with respect to any matter relating to the Merger or otherwise.
In connection with its opinion, Truist Securities conducted such reviews, analyses and inquiries as Truist Securities deemed necessary and appropriate under the circumstances. Among other things, Truist Securities reviewed:
(i)
a version, as of May 27, 2024, of the Merger Agreement;

(ii)
certain publicly available business and financial information relating to Atrion and historical market prices for Shares;

(iii)
certain other financial information relating to Atrion made available to Truist Securities by the management of Atrion, including financial projections and estimates relating to Atrion provided to or discussed with Truist Securities by the management of Atrion;

(iv)
the financial and operating performance of Atrion and certain other companies with publicly traded equity securities that Truist Securities deemed relevant; and

(v)
publicly available financial terms of certain transactions that Truist Securities deemed relevant.

Truist Securities also had discussions with certain members of the senior management and other representatives of Atrion regarding the business, financial condition, results of operations and prospects of Atrion and certain matters pertaining to or resulting from the Merger and had undertaken such other studies, analyses and investigations as Truist Securities deemed appropriate.
Truist Securities relied upon and assumed, without independent verification, the accuracy and completeness of all data, materials and other information furnished or otherwise made available to Truist Securities, discussed with or reviewed by Truist Securities, or publicly available, and upon assurances of the management and other representatives of Atrion that they were not aware of any relevant information that had been omitted or that remained undisclosed to Truist Securities and Truist Securities did not assume any responsibility with respect to any such data, materials or other information. Truist Securities’ role in reviewing such data, materials and other information was limited solely to performing such review as Truist Securities deemed necessary and appropriate to support its opinion and such review was not conducted on behalf of Atrion or any other party. In addition, the management of Atrion advised Truist Securities, and Truist Securities assumed, that the financial projections, estimates and other information that Truist Securities was directed to utilize for purposes of its analyses and opinion were reasonably prepared in good faith on bases reflecting the best currently available estimates and judgments of Atrion’s management as to, and were a reasonable basis upon which to evaluate, the future financial results and condition of Atrion and the other matters covered thereby, and Truist Securities expressed no opinion with respect to any such projections, estimates or other information or the assumptions on which they are based. Truist Securities also assumed, without independent verification, that there had been no change in the business, assets, liabilities, financial condition, results of operations, cash flows or prospects of Atrion since the respective dates of the most recent financial statements and other information, financial or otherwise, provided to, discussed with or reviewed by Truist Securities that would be meaningful in any respect to its analyses or opinion, and that there was no information or any facts that would make any of the information provided to, discussed with or reviewed by Truist Securities incomplete or misleading.
Truist Securities relied upon, without independent verification, the assessments of the management of Atrion as to, among other things, (i) the potential impact on Atrion of macroeconomic, geopolitical, market, competitive and other conditions, trends and developments in and prospects for, and governmental, regulatory and legislative matters relating to or otherwise affecting, the healthcare industry and the medical device sector thereof, including the pricing and availability of raw materials utilized in Atrion’s business, which are subject to significant volatility and which, if different than as assumed, could have a meaningful impact on Truist Securities’ analyses and opinion, (ii) the products, technology and intellectual property of Atrion and associated risks, including, without limitation, with respect to the development, manufacturing and commercialization of product candidates and the validity and duration of patents, and (iii) existing and future agreements and other arrangements involving, and the ability to attract, retain and/or replace, key employees, customers, suppliers, distributors, healthcare professionals, clinical advisors and other commercial relationships of Atrion. Truist Securities assumed that there would be no developments with respect to any such matters that would have an adverse effect on Atrion or the Merger or that otherwise would be meaningful in any respect to Truist Securities’ analyses and opinion.
Truist Securities also relied upon and assumed, without independent verification, that (a) the representations and warranties of all parties to the Merger Agreement are true and correct; (b) each party to the Merger Agreement would fully and timely perform all of the covenants and agreements required to be performed by such party under the Merger Agreement; (c) all conditions to the consummation of the Merger would be satisfied without waiver thereof; and (d) the Merger would be consummated in accordance with the terms of the Merger Agreement, and in compliance with all applicable laws and requirements, without waiver, modification or amendment of any term, condition or agreement therein and that, in the course of obtaining any governmental, regulatory or third party consents, approvals, releases, waivers or agreements in connection with the Merger, no delay, limitation, restriction or condition, including any divestiture requirements or other modifications, would be imposed that would have an adverse effect on Atrion or the Merger. In addition, Truist Securities assumed that the Merger Agreement, when executed by the parties thereto, would conform to the version reviewed by Truist Securities in all respects meaningful to its analyses and opinion.
In connection with its opinion, Truist Securities had not been requested to make, and Truist Securities had not made, any physical inspection or independent appraisal or evaluation of any of the assets, properties or liabilities (fixed, contingent, accrued, derivative, off-balance sheet or otherwise) of Atrion or any other entity, nor was Truist Securities provided with any such appraisal or evaluation. Truist Securities also had not undertaken any independent analysis of any potential or actual litigation, regulatory action, governmental investigation, possible unasserted claims or other contingent liabilities to which Atrion or any other entity is or may be a party or is or may be subject.
Truist Securities’ opinion was necessarily based on financial, economic, monetary, market and other conditions as in effect on, and the information made available to Truist Securities as of, the date of such opinion. Truist Securities has no obligation to update, revise, reaffirm or withdraw its opinion or otherwise comment upon events occurring or information that becomes available after the date of such opinion. As the

Board of Directors was aware, the credit, financial and stock markets, the industry in which Atrion operates and the securities of Atrion have experienced and may continue to experience volatility and Truist Securities expressed no opinion as to any potential effects of such volatility on Atrion or the Merger.
As the Board of Directors was aware, in connection with its engagement, Truist Securities was not requested to, and Truist Securities did not, undertake on behalf of Atrion a process to solicit indications of interest or proposals from third parties regarding the possible acquisition of all or a part of Atrion or any alternative transaction. Truist Securities’ opinion only addressed the fairness, from a financial point of view, of the Merger Consideration to holders of Shares (to the extent expressly specified therein), without regard to individual circumstances of holders of Shares (whether by virtue of control, voting, liquidity, contractual arrangements or otherwise) that may distinguish such holders or the securities of Atrion held by such holders, and its opinion did not in any way address proportionate allocation or relative fairness. Truist Securities’ opinion also did not address any other term, aspect or implication of the Merger, including any voting and support or other agreement, arrangement or understanding entered into in connection therewith or otherwise. Truist Securities did not express any opinion as to: (i) the underlying business decision of Atrion, its security holders or any other party to proceed with or effect the Merger; (ii) the relative merits of the Merger as compared to any alternative business strategies that might exist for Atrion or any other party or the effect of any other transaction in which Atrion or any other party might engage; (iii) the form, structure or any other portion or aspect of the Merger or otherwise; (iv) the fairness of any portion or aspect of the Merger to the holders of any class of securities, creditors or other constituencies of Atrion or any other party; (v) the fairness of any portion or aspect of the Merger to any one class or group of security holders or other constituents vis-à-vis any other class or group of security holders or other constituents (including, without limitation, the allocation of any consideration among or within such classes or groups of security holders or other constituents); (vi) whether or not Atrion, its security holders or any other party is paying or receiving reasonably equivalent value in the Merger; (vii) the solvency, creditworthiness or fair value of Atrion or any other party or any of their respective assets under any applicable laws relating to bankruptcy, insolvency, fraudulent conveyance or similar matters; or (viii) the fairness, financial or otherwise, of the amount, nature or any other aspect of any compensation to or consideration payable to or received by any officers, directors or employees of any party to the Merger, any class of such persons or any other party, relative to the Merger Consideration or otherwise. Truist Securities also did not express any opinion as to the prices at which Shares or any other securities of Atrion may trade or otherwise be transferable at any time, including following announcement or consummation of the Merger. Furthermore, no opinion, view or interpretation was intended in matters that require legal, regulatory, accounting, tax or other similar professional advice. Truist Securities assumed that such opinions, views or interpretations had been or will be obtained from appropriate professional sources, and Truist Securities relied on the assessments of Atrion as to all legal, regulatory, accounting and tax matters relating to Atrion and the Merger.
In preparing its opinion to the Board of Directors, Truist Securities performed various financial and comparative analyses, including those described below. The summary below of Truist Securities’ material financial analyses provided to the Board of Directors in connection with Truist Securities’ opinion is not a comprehensive description of all analyses undertaken or factors considered by Truist Securities in connection with its opinion. The preparation of a financial opinion is a complex analytical process involving various determinations as to the most appropriate and relevant methods of financial analysis and the application of those methods to the particular circumstances and, therefore, a financial opinion is not readily susceptible to partial analysis or summary description. Truist Securities believes that the analyses and factors summarized below must be considered as a whole and in context.
In arriving at its opinion, Truist Securities employed several analytical methodologies and considered various financial matters and no one method of analysis should be regarded as critical to the overall conclusion reached by Truist Securities. Each analytical technique and financial consideration has inherent strengths and weaknesses, and the nature of the available information may further affect the value of particular techniques. The overall conclusion reached by Truist Securities was based on all analyses and factors presented, taken as a whole, and also on application of Truist Securities’ experience and judgment. Such conclusion may have involved significant elements of subjective judgment and qualitative analysis and no opinion was given as to the value or merit standing alone of any one or more portions of such analyses or factors.

In performing its analyses, Truist Securities considered industry performance, general business and economic conditions and other matters, many of which are beyond the control of Atrion. The estimates of the future performance of Atrion in or underlying Truist Securities’ analyses are illustrative and are not necessarily indicative of actual values or predictive of future results or values, which may be significantly more or less favorable than those estimates or those suggested by the analyses. The analyses do not purport to be appraisals or to reflect the prices at which a company or business might actually be sold or acquired or the prices at which any securities have traded or may trade at any time in the future. Accordingly, the estimates used in, and the implied reference ranges resulting from, any particular analysis described below are inherently subject to substantial uncertainty and should not be taken as Truist Securities’ view of the actual value of Atrion.
The Merger Consideration was determined through negotiations between Atrion and Nordson and the decision of Atrion to enter into the Merger Agreement was solely that of the Board of Directors. Truist Securities’ opinion and analyses were only one of many factors considered by the Board of Directors in its evaluation of the Merger and should not be viewed as determinative of the views of the Board of Directors, Atrion’s management or any other party with respect to the Merger or the consideration payable in the Merger. Truist Securities was retained by Atrion as an independent contractor, and not as an agent or fiduciary of the Board of Directors, Atrion, the securityholders or creditors of Arion or any other person or entity.
Financial Analyses
The summary of the financial analyses described below under this heading “The Merger — Financial Analyses” is a summary of the material financial analyses provided by Truist Securities to the Board of Directors in connection with Truist Securities’ opinion, dated May 27, 2024. The financial analyses summarized below include information presented in tabular format. In order to fully understand the financial analyses performed by Truist Securities, the tables must be read together with the text of each summary. The tables alone do not constitute a complete description of the financial analyses. Selecting portions of Truist Securities’ financial analyses or factors considered or focusing on the data set forth in the tables below without considering all analyses or factors or the full narrative description of such analyses or factors, including the methodologies and assumptions underlying the analyses, could create a misleading or incomplete view of Truist Securities’ financial analyses. Future results may differ from those described and such differences may be material. The order in which the financial analyses summarized below appear does not necessarily reflect the relative importance or weight given to such analyses. For purposes of the financial analyses described below, the term “EBITDA” refers to earnings before interest, taxes, depreciation and amortization, as adjusted, as applicable, for certain non-recurring items and before stock-based compensation expense.
Selected Public Companies Analysis.   Truist Securities performed a selected public companies analysis of Atrion in which Truist Securities reviewed certain financial and stock market information of Atrion and the following five selected publicly traded companies with operations in the medical device original equipment manufacturing supply industry that Truist Securities considered generally relevant for purposes of analysis (collectively referred to as the “selected companies”):
•
Enpro Inc.

•
Integer Holdings Corporation

•
Merit Medical Systems, Inc.

•
Nordson Corporation

•
UFP Technologies, Inc.

Truist Securities reviewed, among other things, enterprise values of the selected companies, calculated as equity values based on closing stock prices on May 24, 2024 plus total debt, unfunded pension obligations, preferred stock and non-controlling interests, as applicable, and less cash and cash equivalents, as a multiple of calendar year 2024 estimated EBITDA. Financial data of the selected companies were based on publicly available research analysts’ estimates, public filings and other publicly available information and calendarized (as applicable) for comparative purposes. Financial data of Atrion was based on financial projections and other estimates and data of Atrion’s management and public filings.

The overall low to high calendar year 2024 estimated EBITDA multiples observed for the selected companies were 13.9x to 23.9x (with a mean of 17.7x and a median of 17.8x). Truist Securities applied a selected range of calendar year 2024 estimated EBITDA multiples derived from the selected companies of 16.5x to 18.5x to corresponding data of Atrion based on financial projections and other estimates of Atrion’s management. This analysis indicated the following implied per Share equity value reference range for Atrion, as compared to the Merger Consideration:
Implied Per Share Equity Value Reference Range	Merger Consideration
$402.60 – $449.90	$460.00
No company or business used in these analyses is identical to Atrion. Accordingly, an evaluation of the results of these analyses is not entirely mathematical. Rather, these analyses involve complex considerations and judgments concerning differences in financial and operating characteristics and other factors that could affect the public trading or other values of the companies or businesses to which Atrion was compared.
Selected Precedent M&A Transactions Analysis.   Using publicly available information, Truist Securities performed a selected precedent transactions analysis of the Merger in which Truist Securities reviewed certain financial information relating to the following seven selected precedent transactions that Truist Securities considered generally relevant for purposes of analysis as transactions involving companies with operations in the medical device original equipment manufacturing supply industry (collectively referred to as the “selected transactions”):
Announcement Date	Acquiror	Target
October 2023	• Ametek, Inc.	• Paragon Medical Corp.
May 2023	• DuPont de Nemours, Inc.	• Spectrum Plastics Group
February 2022	• Altaris Capital Partners, LLC	• Intricon Corporation
July 2021	• ILC Dover LP	• Flexan LLC
June 2021	• Tecan Group AG	• Paramit Corporation
April 2018	• NN, Inc.	• Paragon Medical Corp.
February 2017	• Nordson Corporation	• Vention Medical Advanced Technologies Division
Truist Securities reviewed, among other things, transaction values, based on the consideration paid or payable in the selected transactions as a multiple, to the extent publicly available, of the target company’s or business’ latest 12 months or fiscal year EBITDA based on publicly available information as of the applicable announcement date of the relevant transaction (referred to as “LTM EBITDA”). Financial data for the selected transactions were based on publicly available research analysts’ estimates, public filings and other publicly available information. Financial data for Atrion was based on financial projections and other estimates and data of Atrion’s management and public filings.
The overall low to high LTM EBITDA multiples observed for the selected transactions were 14.7x to 24.0x (with a mean of 17.3x and median of 15.6x). Truist Securities applied a selected range of LTM EBITDA multiples derived from the selected transactions of 16.0x to 18.0x to Atrion’s latest 12 months EBITDA (as of March 31, 2024) based on financial projections and other estimates of Atrion’s management. This analysis indicated the following implied per Share equity value reference range for Atrion, as compared to the Merger Consideration:
Implied Per Share Equity Value Reference Range	Merger Consideration
$377.30 – $423.00	$460.00
No company, business or transaction used in this analysis is identical to Atrion or the Merger. Accordingly, an evaluation of the results of this analysis is not entirely mathematical. Rather, this analysis involved complex considerations and judgments concerning differences in financial and operating characteristics and other factors that could affect the acquisition or other values of the companies, businesses or transactions to which Atrion and the Merger were compared.

Discounted Cash Flow Analysis.   Truist Securities performed a discounted cash flow analysis of Atrion by calculating the estimated present value of the standalone unlevered, after-tax free cash flows that Atrion was forecasted to generate during the fiscal years ending December 31, 2024 through December 31, 2028 based on financial projections and other estimates and data of Atrion’s management. Truist Securities calculated terminal values for Atrion by applying to Atrion’s terminal year unlevered free cash flow a selected range of perpetuity growth rates of 5.0% to 6.0%. The unlevered free cash flows and terminal values were then discounted to present value (as of May 24, 2024) using a selected range of discount rates of 11.0% to 12.0%. This analysis indicated the following implied per Share equity value reference range for Atrion, as compared to the Merger Consideration:
Implied Per Share Equity Value Reference Range	Merger Consideration
$321.40 – $433.90	$460.00
Certain Additional Information
Truist Securities observed certain factors that were not considered part of Truist Securities’ financial analyses with respect to its opinion but were referenced for informational purposes, including, among other things, the following:
•
certain implied transaction metrics based on the Merger Consideration, which indicated an implied latest 12 months (as of March 31, 2024) EBITDA multiple of 19.6x, an implied 2024E estimated EBITDA multiple of 18.9x and implied premia over the 30-day, 60-day and 90-day average daily volume-weighted average prices of Shares of approximately 7.0%, 8.2% and 15.3%, respectively; and

•
recent historical trading performance of Shares during the period ended January 1, 2024 through May 24, 2024, which indicated a median closing price of Shares during such period of $399.35 per Share.

Miscellaneous
Atrion has agreed to pay Truist Securities for its services as financial advisor to Atrion in connection with the Merger an aggregate fee currently estimated to be approximately $14.3 million, of which a portion was payable upon delivery of Truist Securities’ opinion and approximately $12.3 million is contingent upon consummation of the Merger. Atrion also has agreed to reimburse certain of Truist Securities’ expenses and to indemnify Truist Securities and certain related persons for certain liabilities, including liabilities under federal securities laws, arising out of Truist Securities’ engagement.
Although Truist Securities and its affiliates currently are not providing, and during the two-year period prior to the date of Truist Securities’ opinion have not provided, investment banking and other financial services to Atrion unrelated to the Merger for which Truist Securities or its affiliates have received or expect to receive compensation, Truist Securities and its affiliates in the future may provide such services to Atrion and/or its affiliates for which Truist Securities and its affiliates would expect to receive compensation. As the Board of Directors was aware, Truist Securities and its affiliates (including Truist Bank) in the past have provided, currently are providing and in the future may provide investment banking and other financial services to Nordson and/or its affiliates, including, during the approximately two-year period prior to the date of Truist Securities’ opinion, having acted or acting as a lender under certain credit facilities of, and having provided or providing certain corporate banking services to, Nordson and/or certain of its subsidiaries, for which services Truist Securities and/or its affiliates have received or expect to receive compensation. During such approximately two-year period, Truist Securities and its affiliates received aggregate fees for such investment banking and/or other financial services of approximately $600,000 from Nordson and/or its affiliates. Truist Securities is a full service securities firm engaged in securities trading and brokerage activities as well as providing investment banking and other financial services. In the ordinary course of business, Truist Securities and its affiliates may acquire, hold or sell, for it and its affiliates’ own accounts and the accounts of customers, equity, debt and other securities and financial instruments (including bank loans and other obligations) of Atrion, Nordson, their respective affiliates and any other party that may be involved in the Merger, as well as provide investment banking and other financial services to such parties.

In addition, Truist Securities and its affiliates (including Truist Bank) may have other financing and business relationships with Atrion, Nordson and/or their respective affiliates.
Truist Securities, as a full service securities firm, is regularly engaged in providing financial advisory services in connection with mergers and acquisitions. Atrion selected Truist Securities as Atrion’s financial advisor in connection with the Merger on the basis of Truist Securities’ experience in similar transactions, reputation in the investment community and familiarity with Atrion’s business and industry.
Interests of Atrion’s Directors and Executive Officers in the Merger
When considering the recommendation of the Board of Directors that you vote to approve the proposal to adopt the Merger Agreement, you should be aware that, aside from their interests as holders of Shares, our directors and executive officers may have interests in the Merger that are different from, or in addition to, your interests as a stockholder, as more fully described below. To the extent that such interests existed at the time, the Board of Directors was aware of and considered these interests, among other matters, when it approved the Merger Agreement and recommended stockholders vote: (1) “FOR” the adoption of the Merger Agreement; (2) “FOR” the approval, on an advisory (non-binding) basis, of the Compensation Proposal; and (3) “FOR” the approval of the Adjournment Proposal. For more information, please see the section of this proxy statement captioned “The Merger — Interests of Atrion’s Directors and Executive Officers in the Merger.”
Treatment of Atrion RSUs
As of            , 2024, there were       Shares outstanding, and       shares underlying outstanding Atrion RSUs (including shares subject to outstanding Atrion DSUs and Atrion PSUs, with Atrion PSUs vesting at target). The Atrion RSUs held by Atrion’s non-employee directors and executive officers immediately before the Effective Time will be treated as described below.
The Merger Agreement provides that at the Effective Time, each outstanding Atrion RSU, whether vested but unsettled or unvested (including Atrion PSUs and Atrion DSUs), will be cancelled and converted into the right to receive an amount in cash, without interest, equal to the product of (i) the Merger Consideration and (ii) the aggregate number of Shares underlying or denominated by such Atrion RSU (with respect to Atrion PSUs, vesting at target), less applicable taxes and authorized deductions.
For more information, please see the section of this proxy statement captioned “Proposal 1: Adoption of the Merger Agreement — Merger Consideration — Treatment of Atrion RSUs.”
Payments Upon Termination at or Following Change in Control
The following is a description of the payments and benefits payable to our named executive officers in the event of a qualifying termination of employment upon or within a specified period following the consummation of the Transactions, as provided in the executive’s existing employment, change in control or award agreement, as applicable, with Atrion.
Notwithstanding the treatment of equity awards in connection with a change in control as provided in any employment, change in control or award agreement between Atrion and our named executive officers or non-employee directors as described below, at the Effective Time, all such equity awards will be treated in accordance with the terms of the Merger Agreement. For more information, please see the section of this proxy statement captioned “Proposal 1: Adoption of the Merger Agreement — Merger Consideration — Treatment of Atrion RSUs.”
Emile Battat Employment Agreement
Pursuant to Mr. Emile Battat’s amended and restated Employment Agreement with Atrion, if Mr. Emile Battat’s employment is terminated by Atrion for just cause (as defined below), he will be entitled to receive any compensation earned but not yet paid, including his base salary and annual bonus for the calendar year in which the date of termination falls, prorated for the number of days of the calendar year that elapsed prior to the date of termination, any accrued vacation pay payable pursuant to Atrion’s policies, any unreimbursed business expenses, any amounts due pursuant to Atrion’s Nonqualified Deferred Compensation Plan

(“NQDC Plan”), and Atrion will direct that payment be made to Mr. Emile Battat of amounts due to him pursuant to, and in accordance with, the terms of Atrion’s 401(k) Plan (collectively, the “Accrued Amounts”).
If Mr. Emile Battat’s employment is terminated by Atrion without just cause or by Mr. Emile Battat for good reason (as defined below), he will be entitled to receive: (i) the Accrued Amounts and (ii) the sum of base salary and the average of the annual bonuses received by Mr. Emile Battat for the three (3) years prior to the year in which the termination occurs (the “Severance Payment”), to be paid as soon as practicable after the termination date, but in no event later than ten (10) days after the termination date. In the event the termination occurs in contemplation of or within two (2) years following a change in control (as defined below), Atrion will instead pay a cash lump sum amount equal to the sum of the Accrued Amounts and two times the Severance Payment. In addition, all equity awards granted to Mr. Emile Battat will fully vest and become exercisable (if applicable) as of the termination date. Atrion will also provide Mr. Emile Battat (and his spouse and dependents) with group health plan benefits (or substantially similar substitute arrangements), at its sole expense, for one (1) year (the “One Year Medical Benefits”). The closing of the proposed transaction will constitute a “change in control” for purposes of Mr. Emile Battat’s Employment Agreement.
If Mr. Emile Battat terminates his employment without good reason, he will be entitled to receive the Accrued Amounts. In the event Atrion requires Mr. Emile Battat to cease providing services and serving as an employee of Atrion at any time during the resignation notice period, Mr. Emile Battat will be entitled to payments that would have been due had he continued in the employment of Atrion for such period, including the Accrued Amounts and amounts to be paid under any other plan, agreement or policy which survives the termination of his Employment Agreement.
If Mr. Emile Battat’s employment is terminated upon retirement, death or disability (each as defined in his employment agreement), he will be entitled to the Accrued Amounts and Severance Payment. In addition, all equity awards granted to Mr. Emile Battat will fully vest and become exercisable (if applicable) upon the termination date. Atrion will also provide Mr. Emile Battat (and his spouse and dependents) with the One Year Medical Benefits, plus life insurance benefits in the event of death.
For the purposes of Mr. Emile Battat’s Employment Agreement “just cause” generally means the following: (i) Mr. Emile Battat’s continuing willful failure to perform his material duties and obligations under his Employment Agreement (except by reason of his death or incapacity due to his disability) after written notice thereof by Atrion to Mr. Emile Battat, and Mr. Emile Battat’s failure or refusal to perform such duties and obligations within thirty (30) days after the receipt of such notice by Mr. Emile Battat; or (ii) the conviction of, or the entering of a plea of nolo contendere by, Mr. Emile Battat with respect to a felony (other than as a result of a traffic violation or as a result of vicarious liability), provided that on or after a change in control, just cause shall be limited to only clause (ii) above.
For the purposes of Mr. Emile Battat’s Employment Agreement, “good reason” generally means the following: (i) without Mr. Emile Battat’s written consent, any diminution in Mr. Emile Battat’s titles, authorities, responsibilities (which will be deemed to have occurred if Atrion is no longer required to file reports pursuant to Section 13 or Section 15(d) of the Exchange Act), or the assignment of Mr. Emile Battat to any duties inconsistent with his position, duties, responsibilities and status as Chairman, or the removal by the Board of Directors, or the failure or refusal of the Board of Directors to re-elect Mr. Emile Battat, as Chairman; (ii) Atrion’s breach of any provision of the Employment Agreement or any other agreement between Atrion and Mr. Emile Battat and the failure to promptly commence in good faith to cure such breach, if curable; (iii) adoption by a majority of the Board of Directors of any resolution or series of related resolutions that has or could reasonably be expected to have a material effect on the strategic direction, operations, financial condition or results of operations of Atrion and that is voted against by Mr. Emile Battat in a good faith exercise of his fiduciary duty or the failure or refusal of a majority of the Board of Directors to adopt a proposed resolution that has or could reasonably have been expected to have a material effect on the strategic direction, operations, financial condition or results of operations of Atrion and that Mr. Emile Battat proposed in a good faith exercise of his fiduciary duty; or (iv) failure of Atrion to obtain the assumption in writing (a copy of which is delivered to Mr. Emile Battat) of Atrion’s obligations hereunder to Mr. Emile Battat by any successor to Atrion prior to or at the time of a merger, acquisition or similar transaction. Mr. Emile Battat must assert a claim for “good reason” under his Employment Agreement no later than ninety (90) days after he first discovers such event.

David Battat Change in Control Agreement
Pursuant to Mr. David Battat’s amended and restated Change in Control Agreement with Atrion, if Mr. David Battat’s employment is terminated by Atrion without just cause (as defined below) or by Mr. David Battat for good reason (as defined below) in contemplation of or within two (2) years following a change in control (as defined below), he will be entitled to receive, with such payments to be made as soon as practicable following the termination date but in any event within ten (10) days after the date Mr. David Battat’s employment terminates: (i) base salary and annual bonus for the calendar year in which the termination date occurs, prorated for the number of days in such calendar year that elapsed prior to the termination date, accrued vacation pay and unreimbursed business expenses and (ii) an amount equal to two times the sum of (a) base salary for the twelve (12) months immediately preceding the month in which his employment is terminated and (b) the sum of (I) the average annual bonuses paid, or that would have been paid had his employment not been terminated, under the Atrion Short-Term Incentive Compensation Plan for the three (3) calendar years prior to the calendar year in which the termination occurs and (II) the average of the annual bonuses he received under any bonus or incentive plan of Atrion for the three (3) calendar years prior to the calendar year in which the termination occurs. In addition, (w) all equity awards granted to Mr. David Battat will fully vest and become exercisable (if applicable) on the termination date, (x) Atrion will pay one-hundred percent (100%) of the premiums for twelve (12) months of continuation coverage for health benefits under the Consolidated Omnibus Budget Reconciliation Act of 1985 (“COBRA”) for Mr. David Battat and his eligible dependents, (y) any amounts of benefits due to Mr. David Battat pursuant to the NQDC Plan will be paid to Mr. David Battat in accordance with the terms of the NQDC Plan and (z) Atrion will direct that payment be made to Mr. David Battat of amounts due to him pursuant to, and in accordance with, the terms of Atrion’s 401(k) Plan.
The closing of the proposed transaction will constitute a “change in control” for purposes of Mr. David Battat’s Change in Control Agreement.
For the purposes of Mr. David Battat’s Change in Control Agreement, “just cause” generally means the following: (i) Mr. David Battat’s continuing willful failure to perform his material duties and obligations as President and Chief Executive Officer of Atrion (except by reason of his death or incapacity due to his disability) after written notice thereof by Atrion to Mr. David Battat, and Mr. David Battat’s failure or refusal to perform such duties and obligations within thirty (30) days after the receipt of such notice by Mr. David Battat; or (ii) the conviction of, or the entering of a plea of nolo contendere by, Mr. David Battat with respect to a felony (other than as a result of a traffic violation or as a result of vicarious liability), provided that on or after a change in control, just cause will be limited to only clause (ii) above.
For the purposes of Mr. David Battat’s Change in Control Agreement, “good reason” generally means the following: (i) without Mr. David Battat’s express written consent, any diminution in Mr. David Battat’s titles, authorities, responsibilities (which will be deemed to have occurred if Atrion is no longer required to file reports pursuant to Section 13 or Section 15(d) of the Exchange Act) or the assignment of Mr. David Battat to any duties inconsistent with his position, duties, responsibilities and status with Atrion as its President and Chief Executive Officer or the removal by the Board of Directors of, or the failure or refusal of the Board of Directors to re-elect, Mr. David Battat as the President and Chief Executive Officer of Atrion at any time during the term of Mr. David Battat’s Change in Control Agreement; (ii) Atrion’s breach of any provision of Mr. David Battat’s Change in Control Agreement or any other breach by Atrion of any provision of any agreement between Atrion and Mr. David Battat and failure, within the ten (10) day period following its receipt of written notice from Mr. David Battat describing such breach in reasonable detail, to promptly commence in good faith to cure such breach (if curable); provided that such cure must be effected no later than thirty (30) days following such notice and provided further that such cure right will not be available on more than one occasion in any twelve (12) month period; or (iii) failure of Atrion to obtain the assumption in writing (a copy of which is delivered to Mr. David Battat) of Atrion’s obligations hereunder to Mr. David Battat by any successor to Atrion prior to or at the time of a merger, acquisition, consolidation, disposition of substantially all of the assets of Atrion or similar transaction. Mr. David Battat must assert a claim for “good reason” under his Change in Control Agreement no later than ninety (90) days, after he discovers such event.

Cindy Ferguson Change in Control Agreement
Pursuant to Ms. Ferguson’s Change in Control Agreement with Atrion, if Ms. Ferguson’s employment is terminated by Atrion without cause (as defined below) or by Ms. Ferguson for good reason (as defined below) in contemplation of or within two (2) years following a change in control (as defined below), she will be entitled to receive, in a lump sum within ten (10) business days of the effective date of the date of termination of Ms. Ferguson’s employment, an amount equal to her annual base salary for the twelve (12) months preceding termination of employment. In addition, (i) all equity awards granted to Ms. Ferguson will fully vest and become exercisable (if applicable) on the termination date, (ii) any amount due to Ms. Ferguson under the NQDC Plan will be paid in accordance with the terms of the NQDC Plan and (iii) payments will be made with respect to the 401(k) Plan.
The closing of the proposed transaction will constitute a “change in control” for purposes of Ms. Ferguson’s Change in Control Agreement.
For the purposes of Ms. Ferguson’s Change in Control Agreement, “cause” generally means the following: (i) an act of dishonesty by Ms. Ferguson resulting in gain or personal enrichment of Ms. Ferguson, or (ii) failure by Ms. Ferguson to substantially perform her duties with Atrion (other than any such failure resulting from Ms. Ferguson’s incapacity due to mental or physical illness).
For the purposes of Ms. Ferguson’s Change in Control Agreement, “good reason” generally means the following: (i) a reduction by Atrion in Ms. Ferguson’s annual base salary during a “Post Event Period” (defined as the period commencing on the date of the occurrence of the first event which constitutes a change in control and ending upon the earliest to occur of the following (x) Ms. Ferguson’s death, (y) Ms. Ferguson’s attainment of age 65 or (z) the expiration of two (2) years after the occurrence of a change in control) from the annual base salary in effect for Ms. Ferguson immediately preceding the Post Event Period; (ii) the relocation of Ms. Ferguson’s principal office to a location outside of the Dallas, Texas metropolitan area unless such relocation is effected as a result of a request for such relocation by Ms. Ferguson or a request for such relocation that is made by Atrion and agreed to by Ms. Ferguson; (iii) the failure by any successor to assume her Change in Control Agreement and agree to perform Atrion’s obligations thereunder; or (iv) termination of her Change in Control Agreement except as permitted in her Change in Control Agreement.
Retention and Transaction Bonus Program
Atrion and Nordson have agreed to the establishment of a cash retention and transaction bonus program (the “Retention Program”) in an aggregate amount of up to $2,585,000, under which awards will be payable to certain key employees of Atrion in connection with and following the consummation of the Transactions. None of Messrs. Emile Battat, David Battat nor Ms. Ferguson will be receiving awards under the Retention Program.
Arrangements with Nordson
As of the date of this proxy statement, none of our executive officers has entered into any agreement with Nordson or any of its affiliates regarding employment with, or the right to purchase or participate in the equity of, the Surviving Corporation or one or more of its affiliates. Prior to and following the Closing, however, certain of our executive officers, including Mr. David Battat and Ms. Cindy Ferguson, may have discussions and may enter into agreements with Nordson, the Surviving Corporation or their respective subsidiaries or affiliates regarding service with the Surviving Corporation or one or more of its affiliates on and after the Closing Date. Nordson anticipates that any such agreement with Mr. David Battat will be short-term in nature.
Quantification of Potential Payments to Atrion Executive Officers in Connection with the Merger
In accordance with Item 402(t) of Regulation S-K, the table below sets forth the compensation that is based on or otherwise relates to the Merger that will or may become payable to Atrion’s named executive officers in connection with the Merger. For more information, please see the section of this proxy statement captioned “The Merger — Payments Upon Termination at or Following Change in Control” for further information regarding certain elements of this compensation.
The table below assumes that:
•
the Closing occurs on July 5, 2024, (which is the assumed date solely for purposes of this golden parachute compensation disclosure);

•
the number of Atrion equity awards, whether or not vested, held by the named executive officers is as of July 5, 2024, the latest practicable date to determine such amounts before the filing of this proxy statement, and excludes any additional grants that may occur following such date;

•
pursuant to applicable proxy disclosure rules, the value of the equity awards below is calculated based on the number of Shares covered by the applicable Atrion RSUs that are being cancelled and converted into the right to receive an amount in cash (as described under “The Merger — Interests of Atrion’s Directors and Executive Officers in the Merger — Treatment of Atrion RSUs”) multiplied by the Merger Consideration;

•
the employment of each named executive officer will be terminated by Nordson or the Surviving Corporation immediately following the Closing or otherwise impacted in a manner entitling the named executive officer to receive the maximum possible severance benefits described in the section of this proxy statement captioned “The Merger — Payments Upon Termination at or Following Change in Control;”

•
the named executive officer’s base salary rate and annual target bonus as of the Closing are those in effect as of the date of this filing; and

•
no named executive officer enters into a new agreement or is otherwise legally entitled to, before the Effective Time, additional compensation or benefits.

The amounts shown in the table below do not include the value of payments or benefits that would have been earned, or any amounts associated with equity awards that would vest pursuant to their terms, on or prior to Closing, or the value of payments or benefits that are not based on, or otherwise related to, the Merger.
In addition to the assumptions described in the preceding paragraph, the amounts set forth in the table below are based on certain other assumptions that are described in the footnotes accompanying the table below. These assumptions may or may not actually be correct. These amounts do not attempt to forecast any additional equity or cash award grants, issuances or forfeitures that may occur, or future dividend equivalents that may be accrued, prior to the closing of the Merger. As a result of the foregoing assumptions, which may or may not actually occur or be accurate on the relevant date, including the assumptions described in the footnotes to the table, the actual amounts, if any, to be received by the eligible named executive officer may materially differ from the amounts set forth below. For purposes of the footnotes to the table below, “double-trigger” refers to benefits that require two (2) conditions, which are Closing and a qualifying termination. For more information, please see the section of this proxy statement captioned “The Merger — Golden Parachute Compensation” below for a quantification of the amounts that the named executive officers will receive in respect of vested equity awards at the Effective Time.
Golden Parachute Compensation
Name	Cash ($)(1)	Equity ($)(2)	Perquisites/ Benefits ($)(3)	Other ($)(4)	Total ($)
David Battat	2,233,333	1,116,880	10,881	9,167	3,370,261
Cindy Ferguson	381,027	962,320	—	—	1,343,347
Emile Battat	1,307,156	143,060	23,598	3,231	1,477,045

(1)
For each of Mr. David Battat, Ms. Ferguson and Mr. Emile Battat, the amounts listed in this column represent the “double-trigger” cash severance payments to which the named executive officer may become entitled to under their respective employment agreement, change in control agreement or award agreement, as applicable, as described in more detail in the section of this proxy statement captioned “The Merger — Payments Upon Termination at or Following Change in Control.” To be eligible for such “double-trigger” cash severance benefits, on or within twenty-four (24) months following, a change in control (which will include the Merger in each case), the named executive officer must be terminated by Atrion without “cause” or resign for “good reason” (as such terms are defined in the respective employment agreement, change in control agreement or award agreement, as applicable, as described in the section of this proxy statement captioned “The Merger — Payments Upon Termination at or Following Change in Control”) (for the purposes of the table above, a “Qualifying CIC Termination”).
(2)
For each of Mr. David Battat, Ms. Ferguson and Mr. Emile Battat, the amounts listed in this column represent the Merger Consideration that will be paid in respect of each Atrion RSU (including Atrion PSUs vesting at target levels) (whether vested but unsettled or unvested, held by the named executive officer as of the Effective Time, determined as described in the section of this proxy statement captioned “The Merger — Interests of Atrion’s Directors and Executive Officers in the Merger —Treatment of Atrion RSUs.” The aggregate amounts to be paid with respect to each named executive officer’s Atrion equity awards (whether vested or unvested) are as follows: for Mr. David Battat, $1,116,880 (of which $532,680 relate to time-based Atrion RSUs and $584,200 relate to Atrion PSUs); for Ms. Ferguson, $962,320 (all of which relate to time-based Atrion RSUs), and for Mr. Emile Battat, $143,060 (all of which relate to time-based Atrion RSUs).

(3)
For each of Mr. David Battat and Mr. Emile Battat, the amounts listed in this column include the cost of continued healthcare coverage to which the named executive officer may become entitled to under their respective employment agreement or change in control agreement, as described in more detail in the section of this proxy statement captioned “The Merger — Payments Upon Termination at or Following Change in Control.” To be eligible for such continued healthcare coverage, the named executive officer’s employment must terminate in a Qualifying CIC Termination (although with respect to Mr. Emile Battat he would also be eligible for such benefits in the event of a qualifying termination that is not a Qualifying CIC Termination). The amount represents the cost of continued healthcare coverage for the maximum possible period and assumes actual benefit elections made by the named executive officer for the 2024 calendar year, and premiums for such year, continue unchanged for the benefit period.

(4)
For each of Mr. David Battat and Mr. Emile Battat, the amounts listed in this column include a 401(k) Plan true-up contribution.

Equity Interests of Atrion’s Executive Officers and Non-Employee Directors
As discussed above in the section of this proxy statement captioned “The Merger — Interests of Atrion Directors and Executive Officers in the Merger — Treatment of Atrion RSUs,” at the Effective Time, each outstanding Atrion RSU, whether vested but unsettled or unvested (including Atrion PSUs and Atrion DSUs), will be cancelled and converted into the right to receive an amount in cash, without interest, equal to the product of (A) the Merger Consideration and (B) the aggregate number of Shares underlying or denominated by such Atrion RSU (with respect to Atrion PSUs, vesting at target), less applicable taxes and authorized deductions.
The following table sets forth the number of Shares and the number of Shares underlying outstanding Atrion equity interests — consisting of Atrion RSUs (including Atrion DSUs and Atrion PSUs) — held by each of Atrion’s named executive officers and non-employee directors as of July 5, 2024. The table also sets forth the values of these Shares and Atrion equity interests, determined as the number of Shares (or Shares subject to the equity interests or awards) multiplied by the Merger Consideration. Except for the interests described herein, no additional shares of common stock or equity interests have been or are expected to be issued or granted, as applicable, to any named executive officer or non-employee director in contemplation of the Merger.
In addition to the assumptions described in the preceding paragraph, the amounts set forth in the table below are based on certain other assumptions that are described in the footnotes accompanying the table below. These assumptions may or may not be correct. These amounts do not attempt to forecast any additional equity or cash award grants, issuances or forfeitures that may occur, or future dividend equivalents that may be accrued, prior to the closing of the Merger. As a result of the foregoing assumptions, which may or may not actually occur or be accurate on the relevant date, including the assumptions described in the footnotes to the table, the actual amounts, if any, to be received by the eligible named executive officer or non-employee directors may materially differ from the amounts set forth below.
Name	Shares #(1)	Shares $	RSUs #(2)	RSUs $	PSUs #(2)	PSUs $	DSUs #(3)	DSUs $	Total ($)
David Battat	94,900(4)	43,654,000	1,158(5)	532,680	1,270	584,200	—	—	44,770,880
Cindy Ferguson	118	54,280	2,092	962,320	—	—	—	—	1,016,600
Emile Battat	150,616	69,283,360	311(6)	143,060	—	—	—	—	69,426,420
Preston G. Athey	1,368	629,280	—	—	—	—	311	143,060	772,340
Jeannette Bankes	186	85,560	—	—	—	—	311	143,060	228,620
Ronald N. Spaulding	2,678	1,231,880	—	—	—	—	311	143,060	1,374,940
John P. Stupp, Jr.	141,394(7)	65,041,240	—	—	—	—	872(8)	401,120	65,442,360

(1)
This number includes shares of common stock beneficially owned, including Shares issuable upon conversion or exchange of securities owned by each of Atrion’s named executive officers and non-employee directors, but excludes Shares issuable upon Atrion RSUs (including Atrion DSUs and Atrion PSUs).

(2)
This number reflects the estimated number of shares of common stock subject to unvested Atrion RSUs and Atrion PSUs (at target) as of July 5, 2024. For clarity, these represent all of the individual’s unvested Atrion RSUs and Atrion PSUs, all of which shall be cancelled and automatically converted into the right to receive an amount in cash equal to the product of (i) the aggregate number of units subject to such award and (ii) the Merger Consideration.

(3)
This number reflects the estimated number of shares of common stock subject to unvested Atrion DSUs as of July 5, 2024.

(4)
This number includes 55,500 Shares held in a family trust as to which Shares Mr. David Battat has shared voting and investment power; these Shares do not include Atrion RSUs that are settled in cash.

(5)
This number includes 311 Atrion RSUs to be settled in cash.

(6)
This number includes 311 Atrion RSUs to be settled in cash.

(7)
This number includes 135,000 Shares held by Stupp Bros., Inc. as to which Mr. Stupp has voting power and investment power as a Chairman, President and Chief Executive Officer. A number of years ago, Mr. Stupp created trusts for his five children, all of whom are now adults and do not share Mr. Stupp’s household, and transferred a total of 22,330 Shares to those trusts, with each child’s trust allocated 4,466 Shares. Mr. Stupp’s wife and one child are co-trustees of trusts for two children, and Mr. Stupp’s other three children serve as trustee for their trusts. Mr. Stupp does not, directly or indirectly, perform the functions of trustee or trustees of the trusts, control the trustee’s or trustees’ investment decisions or have voting power or investment power with respect to the Shares held by the trusts. Accordingly, the Shares held by the trusts are not included in the above Shares.

(8)
This number includes 561 stock units held in Mr. Stupp’s stock unit account.

Insurance and Indemnification of Directors and Executive Officers
For six (6) years after the Effective Time, the Surviving Corporation and its subsidiaries will, and Nordson will cause the Surviving Corporation to, to the fullest extent permitted under the DGCL, honor and fulfill in all respects the obligations of Atrion and the Atrion subsidiaries under (i) the certificate of incorporation and by-laws (or equivalent organizational documents) of Atrion and each Atrion subsidiary, and (ii) any and all indemnification agreements between Atrion or any Atrion subsidiary and any of their respective present or former directors and officers (and any person who becomes a director or officer of Atrion or any such Atrion subsidiary prior to the Effective Time) (collectively, the “Indemnified Parties”) for six (6) years after the Effective Time. In addition, for six (6) years after the Effective Time, the certificate of incorporation and by-laws of the Surviving Corporation will contain provisions no less favorable with respect to exculpation, indemnification and advancement of expenses than are set forth in the certificate of incorporation or bylaws of Atrion in effect as of the Signing Date, which provisions will not be amended, repealed or otherwise modified for a period of six (6) years from the Effective Time in any manner that would affect adversely the rights thereunder of the Indemnified Parties and any claim made pursuant to such rights within such six (6) year period will continue to be subject to certain indemnification and insurance provisions of the Merger Agreement until disposition of such claim.
For a period of six (6) years after the Effective Time, Nordson will, and will cause the Surviving Corporation to, to the fullest extent permitted under applicable law, indemnify and hold harmless each Indemnified Party against all costs and expenses (including attorneys’ fees), judgments, fines, losses, claims, damages, liabilities and settlement amounts paid in connection with any litigation, suit, claim, action, proceeding or investigation arising out of or relating to any action or omission in their capacity as a director or officer of Atrion or any Atrion subsidiary, occurring on or before the Effective Time, to the same extent such Indemnified Parties are indemnified as of the Signing Date pursuant to the certificate of incorporation and bylaws of Atrion and each Atrion subsidiary in effect as of the Signing Date, subject to the terms and conditions of the Merger Agreement.
The Surviving Corporation will either (i) cause to be obtained at the Effective Time “tail” insurance policies with a claims period of at least six (6) years from the Effective Time with respect to directors’ and officers’ liability insurance in amount and scope at least as favorable as Atrion’s existing policies for claims arising from facts or events that occurred on or prior to the Effective Time or (ii) maintain in effect for six (6) years from the Effective Time, if available, the current directors’ and officers’ liability insurance policies maintained by Atrion; provided that the Surviving Corporation may substitute such policies with policies of at least the same coverage containing terms and conditions that are substantially similar with respect to matters occurring prior to the Effective Time; provided further, that in no event will the Surviving Corporation be required to expend more than an amount per year equal to 300% of current annual premiums paid by Atrion for such insurance. In the event of an expiration, termination or cancellation of such current policies, Nordson and the Surviving Corporation will be required to obtain as much coverage as is possible under substantially similar policies for such maximum annual amount in aggregate annual premiums.
For more information, please see the section of this proxy statement captioned “Proposal 1: Adoption of the Merger Agreement — Indemnification and Insurance.”
Support Agreements
In connection with the execution of the Merger Agreement, each Support Agreement Signatory and Nordson entered into a Support Agreement. As of May 28, 2024, the Support Agreement Signatories held, in the aggregate, Shares representing approximately 22% of the voting power of the outstanding Shares, based on 1,759,954 Shares outstanding as of such date. Under the Support Agreements, each Support Agreement Signatory has, among other things, agreed to, during the term of the applicable Support Agreement, vote the Shares held by such Support Agreement Signatory: (i) in favor of the adoption of the Merger Agreement; (ii) in favor of the approval and adoption (as applicable) of the Merger Agreement and any actions related thereto; (iii) in favor of any proposal to adjourn a meeting of the holders of Shares at which the matters described in the preceding clause (i) are submitted for the consideration and vote of the holders of Shares to a later date if there are not sufficient votes for approval of such matters on the date on which the meeting is held; (iv) against any acquisition proposal, reorganization, recapitalization, liquidation or winding up of Atrion or any other extraordinary transaction involving Atrion; (v) against any action or agreement the consummation of which would reasonably be expected to prevent or delay the consummation of the transactions contemplated by the Merger Agreement; (vi) against any action or agreement that would reasonably be expected to result in a material breach or violation of any covenant, representation or warranty or any other obligation of such Support Agreement Signatory contained in the applicable Support Agreement; and (vii) against any change in the membership of the Board of Directors, unless approved by Nordson. Each Support Agreement Signatory has also agreed in the Support Agreements to certain restrictions on the transfer of its or his Shares, subject to the terms and conditions set forth in such Support Agreement Signatory’s Support Agreement.
The Support Agreements will automatically terminate without further action by the parties thereto upon the earliest to occur of (i) the Effective Time, (ii) the termination of the Merger Agreement in accordance with its terms, (iii) as to any Support Agreement Signatory, any amendment to the Merger Agreement that reduces the amount of or changes the form of, or imposes any material restrictions or conditions on the payment of, the Merger Consideration or extends the Outside Date, in each case, unless such applicable Support Agreement Signatory has consented to such amendment, or (iv) the mutual written agreement of the parties to the applicable Support Agreement.
The foregoing description of the Support Agreements and the transactions contemplated thereby does not purport to be complete, and is subject to, and qualified in its entirety by reference to, the full text of the Support Agreement, the form of which is attached as Exhibit A to the Merger Agreement (which is attached as Annex A to this proxy statement), and which is also attached as Exhibit 10.1 to Atrion’s Current Report on Form 8-K filed with the SEC on May 29, 2024, and which is incorporated herein by reference.
Appraisal Rights
If the Merger is consummated and certain conditions are met, holders of record and beneficial owners of Shares who (i) continuously hold (in the case of holders of record) or continuously own (in the case of beneficial owners) Shares through the Effective Time, (ii) did not vote their Shares in favor of the adoption of the Merger Agreement, (iii) are entitled to demand appraisal rights under Section 262 of the DGCL, (iv) otherwise properly comply with the applicable requirements and procedures of Section 262 of the DGCL and (v) who do not thereafter withdraw their demand for appraisal of such Shares, fail to perfect or otherwise lose their appraisal rights, in each case in accordance with Section 262 of the DGCL, will be entitled to demand appraisal of their Shares and receive, if the Merger is successful and the Merger is consummated, in lieu of the Merger Consideration, an amount in cash equal to the “fair value” of their Shares (as of the Effective Time, exclusive of any element of value arising from the accomplishment or expectation of the Merger, together with interest, if any), as determined by the Delaware Court of Chancery, in accordance with Section 262 of the DGCL. Stockholders should be aware that the fair value of their Shares could be more than, the same as or less than the Merger Consideration and that an investment banking opinion as to the fairness, from a financial point of view, of the consideration payable in a sale transaction, such as the Merger, is not an opinion as to, and does not otherwise address, fair value under Section 262 of the DGCL. Holders of record or beneficial owners of Shares contemplating the exercise of such appraisal rights should review carefully the provisions of Section 262 of the DGCL, particularly the procedural steps required to properly demand and perfect such rights.
The following is a summary of the procedures to be followed by stockholders who wish to exercise their appraisal rights under Section 262 of the DGCL. The full text of the version of Section 262 of the DGCL applicable to the Merger Agreement is attached as Annex C to this proxy statement and may be accessed without subscription or cost at the following publicly available website: https://delcode.delaware.gov/title8/c001/sc09/index.html#262. This summary does not purport to be a complete statement of, and is qualified in its entirety by reference to, Section 262 of the DGCL. Unless the context requires otherwise, all references in Section 262 of the DGCL and in this summary to a “stockholder” or to a “holder of Shares” are to the record holder of Shares as to which appraisal rights are asserted. Unless the context requires otherwise, all references in Section 262 and in this summary to a “beneficial owner” are to a person who is the beneficial owner of Shares held of record in the name of another person, such as a broker or nominee. A beneficial owner must act promptly to cause the stockholder of record to follow the steps summarized below properly and in a timely manner to perfect appraisal rights. Failure to timely and fully comply with the procedures of Section 262 of the DGCL may result in the loss of appraisal rights under Section 262 of the DGCL. Stockholders should assume that Atrion will take no action to perfect any appraisal rights of any stockholder.
Any holder of record or beneficial owner of Shares who desires to exercise his, her or its appraisal rights should review carefully Section 262 of the DGCL and is urged to consult his, her or its legal advisor before electing or attempting to exercise such rights. The following summary does not constitute any legal or other advice, nor does it constitute a recommendation that the stockholders exercise appraisal rights under Section 262 of the DGCL.
Under Section 262 of the DGCL, where a merger agreement is to be submitted for adoption at a meeting of the stockholders, the corporation, not less than twenty (20) days prior to the meeting, shall notify each of the stockholders who was such on the record date for notice of such meeting with respect to shares for which appraisal rights are available under Section 262 of the DGCL that appraisal rights are available for any or all shares of such class or series of stock of such constituent corporation, and shall include in such notice a copy of Section 262 of the DGCL or information directing the stockholders to a publicly available electronic resource at which Section 262 may be accessed without subscription or cost. This proxy statement constitutes the formal notice of appraisal rights under Section 262 of the DGCL. The full text of Section 262 of the DGCL, which is applicable to the Merger Agreement, is attached as Annex C to this proxy statement and may also be accessed without subscription or cost at the following publicly available website: https://delcode.delaware.gov/title8/c001/sc09/index.html#262. Any holder of record or beneficial owner of Shares who wishes to exercise such appraisal rights or who wishes to preserve his, her or its right to do so should review the following discussion and Section 262 of the DGCL carefully because failure to timely and properly comply with the procedures specified may result in the loss of appraisal rights under the DGCL.
If a stockholder or beneficial owner elects to exercise appraisal rights under Section 262 of the DGCL, such stockholder or beneficial owner must do all of the following:
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deliver to Atrion a written demand for appraisal of your Shares prior to the taking of the vote to adopt the Merger Agreement, which written demand must reasonably inform us of the identity of the stockholder and that the stockholder intends thereby to demand appraisal of his, her or its Shares. This written demand for appraisal must be in addition to and separate from any proxy or vote abstaining from or voting against the adoption of the Merger Agreement. Voting “AGAINST” or failing to vote “FOR” the adoption of the Merger Agreement by itself does not constitute a demand for appraisal within the meaning of Section 262 of the DGCL;

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not vote, or abstain from voting, his, her or its Shares in favor of the adoption of the Merger Agreement;

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continuously hold of record, or beneficially own, as applicable, the Shares from the date on which the written demand for appraisal is made through the Effective Time; and

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comply with the procedures of Section 262 of the DGCL for perfecting appraisal rights thereafter, including the requirement that the surviving corporation or a stockholder who has validly demanded appraisal of his, her or its Shares file a petition in the Delaware Court of Chancery requesting a determination of the fair value of all such stockholders’ Shares within one hundred twenty (120) days after the effective date of the Merger.

Within ten (10) days after the effective date of the Merger, the Surviving Corporation will provide notice of the effective date of the Merger to those stockholders or beneficial owners who have properly made a written demand for appraisal pursuant to the first bullet above, as required by Section 262 of the DGCL, have not voted in favor of the adoption of the Merger Agreement and have not withdrawn or otherwise lost the right to appraisal. If the Merger is consummated, a failure to make a written demand for appraisal in accordance with the time periods specified in the first bullet above (or to take any of the other steps specified in the above bullets) will be deemed to be a waiver or a termination of your appraisal rights. At any time within sixty (60) days after the effective date of the Merger, any stockholder or beneficial owner who has demanded an appraisal, but who has not commenced an appraisal proceeding or joined that proceeding as a named party, has the right to withdraw the demand and to accept the Merger Consideration, specified by the Merger Agreement for his, her or its Shares. Any attempt to withdraw made more than sixty (60) days after the effective date of the Merger will require the written approval of the Surviving Corporation and no appraisal proceeding before the Delaware Court of Chancery as to any stockholder or beneficial owner will be dismissed without the approval of the Delaware Court of Chancery. Such approval may be conditioned upon any terms the Delaware Court of Chancery deems just; provided that this provision will not affect the right of any stockholder or beneficial owner that has made an appraisal demand but who has not commenced an appraisal proceeding or joined such proceeding as a named party to withdraw such demand for appraisal and to accept the terms offered in the Merger within sixty (60) days after the effective date of the Merger. If the Surviving Corporation does not approve a request to withdraw a demand for appraisal when the approval is required or if the Delaware Court of Chancery does not approve the dismissal of an appraisal proceeding, the stockholder or beneficial owner would be entitled to receive only the appraised value determined in any such appraisal proceeding. This value could be higher or lower than, or the same as, the value of the Merger Consideration.
Written Demand by the Stockholder
All written demands for appraisal should be addressed to Atrion Corporation, One Allentown Parkway, Allen, Texas 75002, Attention: Secretary. The demand for appraisal must be executed by or for the stockholder of record, fully and correctly, as such stockholder’s name appears on the stockholder’s Shares (whether in book entry or on physical certificates). If the Shares are owned of record in a fiduciary capacity, such as by a trustee, guardian or custodian, the demand should be made in that capacity, and if the Shares are owned of record by more than one person, as in a joint tenancy or tenancy in common, the demand must be made by or for all owners of record. An authorized agent, including one or more joint owners, may execute the demand for appraisal for a stockholder of record, but such agent must identify the record owner or owners and expressly disclose in such demand that the agent is acting as agent for the record owner or owners of such Shares.
A beneficial owner of Shares held in “street name” who wishes to exercise appraisal rights should take such actions as may be necessary to ensure that a timely and proper demand for appraisal is made by the stockholder of record. If Shares are held through a bank, broker or other nominee who in turn holds the Shares through a central securities depository nominee, a demand for appraisal of such Shares must be made by or on behalf of the depository nominee, and must identify the depository nominee as the stockholder of record. Any beneficial owner who wishes to exercise appraisal rights and holds Shares through a nominee holder is responsible for ensuring that the demand for appraisal is timely made by the stockholder of record. The beneficial holder of the Shares should instruct the nominee holder that the demand for appraisal should be made by the stockholder of record of the Shares, which may be a central securities depository nominee if the Shares have been so deposited.
A record stockholder, such as a bank, broker, fiduciary, depository or other nominee, who holds Shares as a nominee for several beneficial owners may exercise appraisal rights with respect to the Shares held for one or more beneficial owners while not exercising such rights with respect to the Shares held for other beneficial owners. In such case, the written demand for appraisal must set forth the number of Shares covered by such demand. Unless a demand for appraisal specifies a number of Shares, such demand will be presumed to cover all Shares held in the name of such stockholder.
Filing a Petition for Appraisal
Within one hundred twenty (120) days after the effective date of the Merger, the Surviving Corporation or any stockholder or beneficial owner of Shares who has complied with Section 262 of the DGCL and is otherwise entitled to appraisal rights under Section 262 of the DGCL may commence an appraisal proceeding by filing a petition in the Delaware Court of Chancery demanding a determination of the fair value of the Shares held by all stockholders or beneficial owners of Shares entitled to appraisal rights who did not vote their Shares in favor of the Merger and properly demanded appraisal of such Shares. If no such petition is filed within that one hundred twenty (120)-day period, appraisal rights will be lost for all stockholders or beneficial owner of Shares who had previously demanded appraisal of their Shares. None of Nordson, Merger Sub or Atrion, as the Surviving Corporation, has any obligation to or has any present intention to file a petition and stockholders should not assume that any of the foregoing parties will file a petition or will initiate any negotiations with respect to the fair value of the Shares.
Accordingly, it is the obligation of the stockholders or beneficial owners of Shares to initiate all necessary action to perfect their appraisal rights in respect of the Shares within the period prescribed in Section 262 of the DGCL.
Within one hundred twenty (120) days after the effective date of the Merger, any stockholder or beneficial owner of Shares who has complied with Section 262 of the DGCL and the requirements for exercise of appraisal rights will be entitled, upon written request, to receive from the Surviving Corporation a statement setting forth the aggregate number of Shares not voted in favor of the adoption of the Merger Agreement and with respect to which Atrion has received demands for appraisal, and the aggregate number of stockholders of such Shares. Such statement must be given to the stockholder or beneficial owner within ten (10) days after a written request therefor has been received by the Surviving Corporation or within ten (10) days after the expiration of the period for delivery of demands for appraisal, whichever is later. Notwithstanding the foregoing requirement that a demand for appraisal must be made by or on behalf of the record owner of the Shares, a person who is the beneficial owner of Shares held either in a voting trust or by a nominee on behalf of such person, and as to which demand has been properly made and not effectively withdrawn, may, in such person’s own name, file a petition for appraisal or request from the Surviving Corporation the statement described in this paragraph.

If a petition for appraisal is duly filed by any stockholder and a copy of the petition is delivered to the Surviving Corporation, the Surviving Corporation will then be obligated within twenty (20) days after receiving service of a copy of the petition to file with the Delaware Register in Chancery a duly verified list (the “Verified List”) containing the names and addresses of all stockholders who have demanded an appraisal for their Shares (the “Dissenting Stockholders”) and with whom agreements as to the value of their Shares has not been reached. Upon the filing of a petition by a Dissenting Stockholder, the Delaware Court of Chancery may order a hearing and that notice of the time and place fixed for the hearing on the petition will be mailed to the Surviving Corporation and all the Dissenting Stockholders shown on the Verified List. The forms of the notices by mail and by publication shall be approved by the Delaware Court of Chancery, and the costs thereof shall be borne by the Surviving Corporation.
If a hearing on the petition is held, the Delaware Court of Chancery is empowered to determine which Dissenting Stockholders have complied with the provisions of Section 262 of the DGCL and are entitled to an appraisal of their Shares. The Delaware Court of Chancery may require that Dissenting Stockholders submit their stock certificates, if any, to the Delaware Register in Chancery for notation thereon of the pendency of the appraisal proceedings. The Delaware Court of Chancery is empowered to dismiss the proceedings as to any Dissenting Stockholder who does not comply with such requirement. Accordingly, Dissenting Stockholders are cautioned to retain their stock certificates after the Effective Time and thereafter comply with all orders of the Delaware Court of Chancery in respect of such certificates. In addition, assuming the Shares remain listed on a national securities exchange immediately before the Effective Time, which we expect to be the case, the Delaware Court of Chancery is required to dismiss the appraisal proceedings as to all Dissenting Stockholders unless (i) the total number of Shares entitled to appraisal exceeds one percent (1%) of the outstanding Shares eligible for appraisal, (ii) the value of the consideration provided in the Merger for such total number of Shares exceeds $1 million or (iii) the Merger was approved pursuant to Sections 253 or 267 of the DGLC.
Determination of Fair Value
After the Delaware Court of Chancery determines which stockholders or beneficial owners of Shares are entitled to appraisal, the appraisal proceeding will be conducted in accordance with the rules of the Delaware Court of Chancery, including any rules specifically governing appraisal proceedings. Through the appraisal proceeding, the Delaware Court of Chancery will determine the fair value of the Shares exclusive of any element of value arising from the accomplishment or expectation of the Merger, together with interest, if any, to be paid upon the amount determined to be the fair value. Unless the Delaware Court of Chancery in its discretion determines otherwise for good cause shown, interest from the effective date of the Merger through the date of payment of the judgment will be compounded quarterly and will accrue at five percent (5%) over the Federal Reserve discount rate (including any surcharge) as established from time to time during the period between the effective date of the Merger and the date of payment of the judgment. However, at any time before the entry of judgment in the proceedings, the Surviving Corporation may pay to each stockholder entitled to appraisal an amount in cash, in which case interest will accrue thereafter only upon the sum of (i) the difference, if any, between the amount so paid by the Surviving Corporation and the fair value of the Shares as determined by the Delaware Court of Chancery and (ii) interest accrued before such voluntary cash payment, unless paid at that time.
In determining fair value, the Delaware Court of Chancery is to take into account all relevant factors. In Weinberger v. UOP, Inc., the Supreme Court of Delaware discussed the factors that could be considered in determining fair value in an appraisal proceeding, stating that “proof of value by any techniques or methods that are generally considered acceptable in the financial community and otherwise admissible in court” should be considered, and that “fair price obviously requires consideration of all relevant factors involving the value of a company.” The Delaware Supreme Court stated that, in making this determination of fair value, the Delaware Court of Chancery must consider market value, asset value, dividends, earnings prospects, the nature of the enterprise and any other facts that could be ascertained as of the date of the merger that throw any light on future prospects of the merged corporation. In Weinberger, the Supreme Court of Delaware also stated that “elements of future value, including the nature of the enterprise, which are known or susceptible of proof as of the date of the merger and not the product of speculation, may be considered.” Section 262 of the DGCL provides that fair value is to be “exclusive of any element of value arising from the accomplishment or expectation of the merger.” In Cede & Co. v. Technicolor, Inc., the Delaware Supreme

Court stated that such exclusion is a “narrow exclusion that does not encompass known elements of value,” but which rather applies only to the speculative elements of value arising from such accomplishment or expectation. An opinion of an investment banking firm as to the fairness from a financial point of view of the consideration payable in a merger is not an opinion as to fair value under Section 262 of the DGCL. You should be aware that the fair value of your Shares as determined under Section 262 of the DGCL could be more than, the same as, or less than the Merger Consideration that you would otherwise be entitled to receive under the terms of the Merger Agreement.
Upon application by the Surviving Corporation or by any stockholder or beneficial owner of Shares entitled to participate in the appraisal proceeding, the Delaware Court of Chancery may, in its discretion, proceed to trial upon the appraisal prior to the final determination of the stockholders entitled to an appraisal. Any stockholder whose name appears on the Verified List and who has submitted such stockholder’s stock certificates, if any, to the Delaware Register in Chancery, if such is required, may participate fully in all proceedings until it is finally determined that such stockholder is not entitled to appraisal rights. When the fair value of the Shares is determined, the Delaware Court of Chancery will direct the payment of such value, with interest thereon, if any, to the stockholders entitled thereto, forthwith in the case of holders of uncertificated stock or upon surrender to the corporation of the certificates representing such Shares in the case of certificated stock. The Delaware Court of Chancery’s decree may be enforced as other decrees in the Delaware Court of Chancery may be enforced. The Delaware Court of Chancery may also (i) determine the costs of the proceeding and tax such costs upon the parties as the Delaware Court of Chancery deems equitable and (ii) upon application of a stockholder whose name appears on the Verified List who participated in the proceeding and incurred expenses in connection therewith, order all or a portion of the expenses incurred by any Dissenting Stockholder in connection with the appraisal proceeding, including, without limitation, reasonable attorneys’ fees and fees and expenses of experts, to be charged pro rata against the value of all the Shares entitled to appraisal not dismissed pursuant to Section 262(k) of the DGCL or subject to such an award pursuant to a reservation of jurisdiction under Section 262(k) of the DGCL. In the absence of such an order, each party bears its own expenses. Determinations by the Delaware Court of Chancery are subject to appellate review by the Delaware Supreme Court.
Stockholders or beneficial owners of Shares considering whether to seek appraisal should bear in mind that the fair value of their Shares determined under Section 262 of the DGCL could be more than, the same as, or less than the value of the Merger Consideration to be paid in the Merger. Although Atrion believes that the Merger Consideration is fair, no representation is made as to the outcome of the appraisal of fair value as determined by the Delaware Court of Chancery. Neither Nordson nor Atrion anticipates offering more than the Merger Consideration to any Dissenting Stockholder, and each of Nordson and Atrion reserve the right to assert, in any appraisal proceeding, that for purposes of Section 262 of the DGCL, the “fair value” of the Shares is less than the Merger Consideration.
The process of exercising appraisal rights requires compliance with technical prerequisites. Stockholders or beneficial owners of Shares wishing to exercise their appraisal rights should consult with their own legal counsel in connection with compliance with Section 262 of the DGCL.
Any stockholder or beneficial owner of Shares who has duly demanded and perfected appraisal rights in compliance with Section 262 of the DGCL will not, after the effective date of the Merger, be entitled to vote his, her or its Shares for any purpose or be entitled to the payment of dividends or other distributions thereon, except dividends or other distributions payable to stockholders or beneficial owners of Shares as of a date prior to the Effective Time.
If any stockholder or beneficial owner of Shares who demands appraisal of Shares under Section 262 of the DGCL fails to perfect, successfully withdraws or loses such stockholder’s right to appraisal, such stockholder’s or beneficial owner’s Shares will be deemed to have been cancelled and converted at the Effective Time into the right to receive the Merger Consideration. A stockholder or beneficial owner of Shares will fail to perfect, or effectively lose, the stockholder’s or beneficial owner’s right to appraisal if no petition for appraisal is filed within one hundred twenty (120) days after the effective date of the Merger. Inasmuch as Atrion has no obligation to file such a petition and has no present intention to do so, any stockholder or beneficial owner of Shares who desires such a petition is advised to file it on a timely basis. In addition, a stockholder or beneficial owner of Shares who has not commenced an appraisal proceeding or joined that proceeding as a named party may withdraw his, her or its demand for appraisal in accordance with Section 262 of the DGCL and accept the Merger Consideration by delivering to Atrion a written withdrawal of such stockholder’s or beneficial owner’s demand for appraisal and acceptance of the terms of the Merger either within sixty (60) days after the effective date of the Merger or thereafter with the written approval of Atrion. Notwithstanding the foregoing, no appraisal proceeding in the Delaware Court of Chancery will be dismissed as to any stockholder or beneficial owner of Shares without the approval of the Delaware Court of Chancery, and such approval may be conditioned upon such terms as the Delaware Court of Chancery deems just; provided that the limitation set forth in this sentence will not affect the right of any stockholder or beneficial owner of Shares who has not commenced an appraisal proceeding or joined that proceeding as a named party to withdraw such stockholder’s or beneficial owner’s demand for appraisal and to accept the Merger Consideration within sixty (60) days after the effective date of the Merger.
STOCKHOLDERS OR BENEFICIAL OWNERS OF SHARES WHO VOTE SHARES IN FAVOR OF THE ADOPTION OF THE MERGER AGREEMENT WILL NOT BE ENTITLED TO EXERCISE APPRAISAL RIGHTS WITH RESPECT THERETO BUT, RATHER, WILL RECEIVE THE MERGER CONSIDERATION.
The foregoing summary of the rights of the stockholders and beneficial owner of Shares to seek appraisal rights under Delaware law does not purport to be a complete statement of the procedures to be followed by the stockholders desiring to exercise any appraisal rights available thereunder and is qualified in its entirety by reference to Section 262 of the DGCL. The proper exercise of appraisal rights requires strict adherence to the applicable provisions of the DGCL. A copy of the version of Section 262 of the DGCL applicable to the Merger Agreement is attached as Annex C to this proxy statement and may be accessed without subscription or cost at the following publicly available website: https://delcode.delaware.gov/title8/c001/sc09/index.html#262.
Accounting Treatment
The Merger will be accounted for as a “purchase transaction” for financial accounting purposes.
Material U.S. Federal Income Tax Consequences of the Merger
The following discussion is a summary of certain material U.S. federal income tax consequences of the Merger that may be relevant to U.S. Holders and Non-U.S. Holders (each as defined below). This summary is general in nature and does not purport to be a complete analysis of all potential tax effects of the Merger. The effects of other U.S. federal tax laws, such as estate and gift tax laws, and any applicable state, local or non-U.S. tax laws are not discussed. This discussion is based upon the Internal Revenue Code of 1986, as amended (the “Code”), Treasury Department regulations promulgated under the Code (the “Treasury Regulations”), published rulings and administrative pronouncements of the Internal Revenue Service (the “IRS”), and judicial decisions, all as in effect on the date of this proxy statement and all of which are subject to change or differing interpretations at any time, possibly with retroactive effect. This discussion is limited to stockholders who hold their Shares as “capital assets” within the meaning of Section 1221 of the Code (generally, property held for investment purposes).
This discussion is for general information only and does not address all of the U.S. federal income tax consequences that may be relevant to stockholders in light of their particular circumstances. For example, this discussion does not address all of the tax consequences that may be relevant to stockholders who may be subject to special treatment under U.S. federal income tax laws, such as:
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banks, mutual funds, insurance companies or other financial institutions;

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tax-exempt organizations and governmental organizations;

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tax-qualified retirement or other tax deferred accounts;

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partnerships or any other entities or arrangements treated as partnerships or disregarded entities for U.S. federal income tax purposes, S corporations, or other pass-through entities, or investors therein;

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dealers in stocks and securities;

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traders in securities that elect to use the mark-to-market method of accounting for their securities;

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regulated investment companies or real estate investment trusts;

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entities subject to the U.S. anti-inversion rules;

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U.S. expatriates or certain former citizens or long-term residents of the U.S.;

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stockholders who own or have owned (directly, indirectly or constructively) five percent (5%) or more of Atrion’s common stock (by vote or value);

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stockholders holding Shares as part of a hedging, constructive sale or conversion, straddle or other risk reduction transaction or integrated investment;

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stockholders whose Shares constitute qualified small business stock within the meaning of Section 1202 of the Code or as “Section 1244 stock;”

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stockholders who acquired their Shares in a transaction subject to the gain rollover provisions of the Code (including, but not limited to Section 1045 of the Code);

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stockholders who received their Shares pursuant to the exercise of contemporary options or in other compensatory transactions;

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stockholders who received their Shares pursuant to the exercise of warrants or conversion rights under convertible instruments;

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U.S. Holders whose “functional currency” is not the U.S. dollar;

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stockholders who hold their common stock through a bank, financial institution or other entity, or a branch thereof, located, organized or resident outside the U.S.;

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stockholders who are controlled foreign corporations, passive foreign investment companies or corporations that accumulate earnings to avoid U.S. federal income tax; or

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stockholders who do not vote in favor of the Merger and properly demand appraisal of their Shares under Section 262 of the DGCL.

If a partnership (including an entity or arrangement, domestic or non-U.S., treated as a partnership for U.S. federal income tax purposes) is a beneficial owner of Shares, then the tax treatment of a partner in such partnership will generally depend upon the status of the partner and the activities of the partner and the partnership. Partnerships holding Shares and partners therein should consult their tax advisors regarding the consequences of the Merger.
In addition, this summary does not address (i) the tax consequences associated with the Merger under any U.S. federal non-income tax laws, including estate, gift and other tax laws, (ii) the tax considerations associated with the Merger under any state, local or non-U.S. tax laws, (iii) the impact of the alternative minimum tax, the Medicare contribution tax on net investment income, or the special tax accounting rules under Section 451(b) of the Code, (iv) the tax considerations associated with transactions effectuated before or subsequent to or concurrently with the Merger (whether or not any such transactions are consummated in connection with the Merger), including without limitation any transaction in which Shares are acquired, or (v) the tax consequences for holders of options, warrants or similar rights to acquire Shares.
We have not sought, and do not intend to seek, any ruling from the IRS with respect to the statements made and the conclusions reached in the following summary, and no assurance can be given that the IRS will agree with the views expressed herein, or that a court will not sustain any challenge by the IRS in the event of litigation.
IN VIEW OF THE FOREGOING AND BECAUSE THE FOLLOWING DISCUSSION IS INTENDED AS A GENERAL SUMMARY FOR INFORMATIONAL PURPOSES ONLY, WE URGE STOCKHOLDERS TO CONSULT THEIR OWN TAX ADVISOR WITH RESPECT TO THE SPECIFIC TAX CONSEQUENCES TO THEM IN CONNECTION WITH THE MERGER IN LIGHT OF THEIR OWN PARTICULAR CIRCUMSTANCES, INCLUDING FEDERAL ESTATE, GIFT AND OTHER NON-INCOME TAX CONSEQUENCES, AND TAX CONSEQUENCES UNDER STATE, LOCAL OR NON-U.S. TAX LAWS, INCLUDING THE IMPACT OF ANY RECENT CHANGES IN U.S. TAX LAWS.

For purposes of this discussion, a “U.S. Holder” is a beneficial owner of Shares that is for U.S. federal income tax purposes:
•
an individual who is (or is treated as) a citizen or resident of the U.S.;

•
a corporation, or other entity taxable as a corporation, created or organized in or under the laws of the U.S., any state thereof, or the District of Columbia;

•
an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or

•
a trust (1) that is subject to the primary supervision of a court within the U.S. and the control of one or more U.S. persons as defined in Section 7701(a)(30) of the Code; or (2) that has a valid election in effect under applicable Treasury Regulations to be treated as a U.S. person.

For purposes of this discussion, a “Non-U.S. Holder” is a beneficial owner of common stock that is not a U.S. Holder nor an entity classified as a partnership for U.S. federal income tax purposes.
U.S. Holders
The receipt of cash by a U.S. Holder in exchange for Shares pursuant to the Merger will generally be a taxable transaction for U.S. federal income tax purposes. In general, such U.S. Holder’s gain or loss will be equal to the difference, if any, between the amount of cash received by such U.S. Holder and the U.S. Holder’s adjusted tax basis in the Shares surrendered pursuant to the Merger. Gain or loss must be determined separately for each block of Shares (that is, generally Shares acquired at the same cost in a single transaction). A U.S. Holder’s adjusted tax basis generally will equal the amount that such U.S. Holder paid for the Shares. Such gain or loss will be capital gain or loss and will be long-term capital gain or loss if such U.S. Holder’s holding period in such Shares is more than one (1) year at the time of the completion of the Merger. Long-term capital gains of non-corporate taxpayers, including individuals, are currently taxed at preferential U.S. federal income tax rates. The deductibility of capital losses is subject to limitations.
Non-U.S. Holders
Subject to the discussions below regarding backup withholding and FATCA (as defined below), any gain realized by a Non-U.S. Holder pursuant to the Merger generally will not be subject to U.S. federal income tax unless:
•
the gain is effectively connected with a trade or business of such Non-U.S. Holder in the U.S. (and, if required by an applicable income tax treaty, is attributable to a permanent establishment or fixed base maintained by such Non-U.S. Holder in the U.S.), in which case such gain generally will be subject to U.S. federal income tax at rates generally applicable to U.S. Holders, and, if the Non-U.S. Holder is a corporation, such gain may also be subject to the branch profits tax at a rate of thirty percent (30%) (or a lower rate under an applicable income tax treaty);

•
such Non-U.S. Holder is an individual who is present in the U.S. for one hundred eighty-three (183) days or more in the taxable year of the Merger, and certain other requirements are met, in which case such gain will be subject to U.S. federal income tax at a rate of thirty percent (30%) (unless an applicable income tax treaty provides for different treatment), which gain may be offset by certain U.S. source capital losses of such Non-U.S. Holder if the Non-U.S. Holder has timely filed U.S. federal income tax returns with respect to such losses; or

•
our common stock constitutes a “United States real property interest” by reason of our status as a “United States real property holding corporation,” or USRPHC, for U.S. federal income tax purposes at any time within the shorter of the five (5)-year period preceding the Merger or the Non-U.S. Holder’s holding period in our common stock, and our common stock is not “regularly traded” on an established securities market (as defined by applicable Treasury Regulations), in which case such gain will be subject to tax in the same manner as gain that is effectively connected with the conduct of a U.S. trade or business, except that the branch profits tax generally will not apply. Our common stock is regularly traded on an established securities market.

Information Reporting and Backup Withholding
Information reporting and backup withholding (currently, at a rate of twenty-four percent (24%)) may apply to the proceeds received by a stockholder pursuant to the Merger. Backup withholding generally will not apply to (1) a U.S. Holder that furnishes a correct taxpayer identification number and certifies that the taxpayer identification number provided is correct and that such stockholder is not subject to backup withholding on IRS Form W-9 (or a substitute or successor form) or (2) a Non-U.S. Holder that (i) provides a certification of such stockholder’s foreign status on the appropriate series of IRS Form W-8 (or a substitute or successor form) or (ii) otherwise establishes an exemption from backup withholding. Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules may be allowed as a refund or a credit against the stockholder’s U.S. federal income tax liability, if any, provided that the required information is timely furnished to the IRS. If any amount is withheld under the backup withholding rules, stockholders should consult with their U.S. tax advisors regarding whether and how any refund, credit or other tax benefit might be received or recognized with respect to the amounts so withheld.
Withholding on Foreign Entities
Sections 1471 through 1474 of the Code and the Treasury Regulations and administrative guidance promulgated thereunder (commonly known as “FATCA”), impose a U.S. federal withholding tax of thirty percent (30%) on certain payments made to a “foreign financial institution” (as specially defined under these rules) unless such institution enters into an agreement with the U.S. government to withhold on certain payments and to collect and provide to the U.S. tax authorities substantial information regarding certain U.S. account holders of such institution (which includes certain equity and debt holders of such institution, as well as certain account holders that are foreign entities with U.S. owners) or an exemption applies. FATCA also generally will impose a U.S. federal withholding tax of thirty percent (30%) on certain payments made to a non-financial foreign entity unless such entity provides the withholding agent with either a certification that it does not have any substantial direct or indirect U.S. owners or provides information regarding substantial direct and indirect U.S. owners of the entity. An intergovernmental agreement between the U.S. and an applicable foreign country may modify these requirements. Under certain circumstances, a Non-U.S. Holder might be eligible for refunds or credits of such taxes. FATCA withholding currently applies to payments of dividends. The Treasury Department has released proposed regulations which, if finalized in their present form, would eliminate the federal withholding tax of thirty percent (30%) applicable to the gross proceeds of a sale or other disposition of our common stock. In its preamble to such proposed regulations, the Treasury Department stated that taxpayers may generally rely on the proposed regulations until final regulations are issued.
Stockholders are encouraged to consult with their own tax advisors regarding the possible implications of FATCA on the disposition of common stock pursuant to the Merger.
Regulatory Approvals Required for the Merger
The Merger is subject to the provisions of the HSR Act and cannot be completed until each of Atrion and Nordson file a notification and report form with the DOJ and the FTC under the HSR Act and the applicable waiting period has expired or been terminated and any voluntary agreement with the DOJ or FTC not to consummate the Transactions has expired or been terminated. Atrion and Nordson filed notification and report forms under the HSR Act with the DOJ and the FTC on June 11, 2024. Under the HSR Act, certain acquisitions may not be completed until information has been furnished to the DOJ and the FTC, and the applicable HSR Act waiting period requirements have been satisfied. The waiting period under the HSR Act applicable to the Merger is thirty (30) calendar days, unless the waiting period is terminated earlier (provided, however, that the FTC has temporarily suspended granting early termination other than in narrow circumstances that do not apply during the initial thirty (30)-day waiting period), extended by a request for additional information and documentary materials (which we refer to as a “Second Request”), or restarted if Nordson voluntarily withdraws and refiles, which commences a new thirty (30) calendar day waiting period. If the DOJ or FTC issues a Second Request, the parties must observe a separate thirty (30)-day waiting period, which would begin to run only after both parties have complied with such Second Request, unless the waiting period is terminated earlier.

The completion of the Transactions is also subject to certain required consents, approvals, non-disapprovals or other authorizations under certain applicable foreign antitrust or competition laws or foreign investment laws, including in Italy and Turkey. Atrion and Nordson have filed requisite pre-merger notification filings, forms or submissions with other governmental authorities in Italy on June 21, 2024 and in Turkey on June 24, 2024.
At any time before or after consummation of the Merger, notwithstanding the termination or expiration of the waiting period under the HSR Act, the DOJ or the FTC could take such action under the antitrust laws as it deems necessary or desirable in the public interest, including seeking to enjoin the completion of the Merger, seeking divestiture of substantial assets of one or both of the parties, requiring the parties to license or hold separate assets or terminate existing relationships and contractual rights, or requiring the parties to agree to other remedies. At any time before or after the completion of the Merger, and notwithstanding the termination or expiration of the waiting period under the HSR Act, a governmental authority in any state or foreign jurisdiction could take such action under the antitrust or competition laws or foreign investment laws as it deems necessary or desirable in the public interest. Such action may include seeking to enjoin the completion of the Merger, seeking divestiture of substantial assets of one or both of the parties, requiring the parties to license or hold separate assets or terminate existing relationships and contractual rights, or requiring the parties to agree to other remedies. Private parties may also seek to take legal action under the antitrust or competition laws or foreign investment laws under certain circumstances, including by seeking to intervene in the regulatory process or litigate to enjoin or overturn regulatory approvals, any of which actions could significantly impede or even preclude obtaining required regulatory approvals. We cannot be certain that a challenge to the Merger will not be made or that, if a challenge is made, we will prevail.
Although we expect that all required regulatory clearances and approvals will be obtained, we cannot assure you that these regulatory clearances and approvals will be timely obtained, obtained at all or that the granting of these regulatory clearances and approvals will not involve the imposition of additional conditions, restrictions, qualifications, requirements or limitations on the completion of the Merger, including the requirement to divest assets, license or hold separate assets or terminate existing relationships and contractual rights, or agree to other remedies, or require changes to the terms of the Merger Agreement, or that a challenge to the Merger on antitrust grounds or other regulatory grounds will not be made, or if such challenge is made, what the result will be. These conditions or changes could result in the conditions to the Merger not being satisfied. There is currently no way to predict how long it will take to obtain all of the required regulatory approvals or whether such approvals will ultimately be obtained and there may be a substantial period of time between the approval of the proposal to adopt the Merger Agreement by the stockholders and the completion of the Merger.
Atrion and Nordson have agreed to use reasonable best efforts to obtain all regulatory approvals required to consummate the Merger and the other transactions contemplated by the Merger Agreement, subject to certain limitations as set forth in the Merger Agreement.
Legal Proceedings
As of the filing of this proxy statement, there were no legal proceedings pending related to the Merger.

PROPOSAL 1: ADOPTION OF THE MERGER AGREEMENT
The following summary describes the material provisions of the Merger Agreement. The descriptions of the Merger Agreement in this summary and elsewhere in this proxy statement are not complete and are qualified in their entirety by reference to the full text of the Merger Agreement, a copy of which is attached to this proxy statement as Annex A and incorporated into this proxy statement by reference. You should carefully read and consider the entire Merger Agreement, which is the legal document that governs the Merger, because this summary may not contain all the information about the Merger Agreement that is important to you. The rights and obligations of the parties are governed by the express terms of the Merger Agreement and not by this summary or any other information contained in this proxy statement.
The representations, warranties, covenants and agreements described below and included in the Merger Agreement (i) were made only for purposes of the Merger Agreement and as of specific dates; (ii) were made solely for the benefit of the parties to the Merger Agreement; and (iii) may be subject to important qualifications, limitations and supplemental information agreed to by Atrion, Nordson and Merger Sub in connection with negotiating the terms of the Merger Agreement and contained in the confidential disclosure schedules. In addition, the representations and warranties have been included in the Merger Agreement for the purpose of allocating contractual risk among Atrion, Nordson and Merger Sub rather than to establish matters as facts, and may be subject to standards of materiality applicable to such parties that differ from those applicable to investors. Except in the limited circumstances set forth in the Merger Agreement, stockholders are not third party beneficiaries under the Merger Agreement and should not rely on the representations, warranties, covenants and agreements or any descriptions thereof as characterizations of the actual state of facts or condition of Atrion, Nordson or Merger Sub or any of their respective affiliates or businesses. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement. In addition, you should not rely on the covenants in the Merger Agreement as actual limitations on the respective businesses of Atrion, Nordson and Merger Sub, because the parties may take certain actions that are either expressly permitted in the confidential disclosure schedule to the Merger Agreement or as otherwise consented to by the appropriate party, which consent may be given without prior notice to the public. The Merger Agreement is described below, and included as Annex A to this proxy statement, only to provide you with information regarding its terms and conditions, and not to provide any other factual information regarding Atrion, Nordson, Merger Sub or their respective businesses. Accordingly, the representations, warranties, covenants and other agreements in the Merger Agreement should not be read alone, and you should read the information provided elsewhere in this document and in our filings with the SEC regarding Atrion and its business.
Effects of the Merger; Certificate of Incorporation; Bylaws; Directors and Officers
The Merger Agreement provides that, upon the terms and subject to the conditions of the Merger Agreement and in accordance with the DGCL, at the Effective Time, Merger Sub will be merged with and into Atrion. As a result of the Merger, (a) the separate corporate existence of Merger Sub will cease, and Atrion will continue as the surviving corporation of the Merger and a wholly owned subsidiary of Nordson and (b) the Merger will have the effects set forth in the Merger Agreement, the Certificate of Merger (as defined below) and in the applicable provisions of the DGCL. At the Effective Time, all of the property, rights, privileges and powers of Atrion and Merger Sub will vest in the Surviving Corporation, and all of the debts, liabilities and duties of Atrion and Merger Sub will become the debts, liabilities and duties of the Surviving Corporation.
At the Effective Time, the amended and restated certificate of incorporation of Atrion as in effect as of the Signing Date (the “Atrion Charter”) will be amended and restated in its entirety to read as set forth on Exhibit B to the Merger Agreement (which is attached as Annex A to this proxy statement), until thereafter amended as provided therein or by applicable law. Subject to Section 6.04 of the Merger Agreement, the amended and restated bylaws of Atrion in effect at the Effective Time (the “Atrion Bylaws”) will be the bylaws of the Surviving Corporation (except that references to the name of Merger Sub will be replaced by reference to the name “Atrion Corporation”), and as so amended will be the bylaws of the Surviving Corporation until thereafter amended as provided in the Atrion Bylaws or by applicable law.
The directors of Merger Sub immediately prior to the Effective Time will be the initial directors of the Surviving Corporation and the officers of Merger Sub immediately prior to the Effective Time will be the initial officers of the Surviving Corporation, in each case until their respective successors are duly elected or appointed and qualified or until the earlier of their death, resignation or removal in accordance with the certificate of incorporation and bylaws of the Surviving Corporation.
Closing and Effective Time
Unless the Merger Agreement has been validly terminated in accordance with its terms, the Closing will take place by electronic exchange of the required closing deliverables at 10:00 a.m., New York time, on the third (3rd) business day after the satisfaction or written waiver (where permissible under applicable law) of all of the conditions to Closing set forth in the Merger Agreement (other than those conditions that by their terms are to be satisfied at the Closing but subject to their satisfaction or written waiver (where permissible) at such time), unless another time, date or place is agreed to in writing by Nordson and Atrion. The date on which the Closing occurs is referred to in the Merger Agreement as the “Closing Date.”
On the Closing Date, or on such other date as Nordson and Atrion may agree to in writing, Nordson, Merger Sub and Atrion will cause a certificate of merger with respect to the Merger (the “Certificate of Merger”) to be executed and filed with the Secretary of State of the State of Delaware in such form as required by and in accordance with Section 251 of the DGCL. The Merger will become effective at the time the Certificate of Merger has been duly filed with the Secretary of State of the State of Delaware or such other date and time as is agreed upon by Nordson and Atrion and specified in the Certificate of Merger in accordance with the DGCL, such date and time are referred to as the “Effective Time.”
Merger Consideration
Common Stock
At the Effective Time, each Share issued and outstanding immediately prior to the Effective Time, other than the Excluded Shares, which are (i) Shares held in the treasury of Atrion or owned by any direct or indirect wholly owned Atrion subsidiary and each Share owned by Merger Sub, Nordson or any direct or indirect wholly owned subsidiary of Nordson immediately prior to the Effective Time (which will be cancelled at the Effective Time) or (ii) the Dissenting Shares, will be cancelled and converted automatically into the right to receive the Merger Consideration.
Treatment of Atrion RSUs
The Merger Agreement provides that, at the Effective Time, subject to all applicable federal, state and local tax withholding requirements, each outstanding Atrion RSU, whether vested but unsettled or unvested (including Atrion PSUs and Atrion DSUs), will be cancelled and converted into the right to receive an amount in cash, without interest, equal to the product of (i) the Merger Consideration and (ii) the aggregate number of Shares underlying or denominated by such Atrion RSU (with respect to Atrion PSUs, vesting at target), less applicable taxes and authorized deductions. Nordson will cause the Surviving Corporation to make such payments as promptly as practicable (and in no event later than the next regularly scheduled payroll date after the Effective Time or, if later, five (5) business days after the Effective Time); provided that no payment will accelerated to the extent it would result in the imposition of a penalty or additional tax under Section 409A of the Code, and instead, any such payment will be made on the earliest date possible without incurring any such penalty tax.
Prior to the Effective Time, the Board of Directors (and/or the compensation committee (or equivalent committee) of the Board of Directors) will adopt such resolutions and take all other actions (including providing any notices) as are necessary to give effect to the transactions described above.
Exchange and Payment Procedures
The Merger Agreement provides that, prior to the Effective Time, Nordson will appoint a bank or trust company approved (such approval not to be unreasonably withheld, conditioned or delayed) in advance by Atrion (the “Paying Agent”), and enter into a paying agent agreement, in form and substance reasonably acceptable to Atrion (the “Paying Agent Agreement”), with such Paying Agent for the purpose of exchanging certificates representing Shares (“Certificates”) and Shares represented by book-entry (“Book-Entry Shares”) for payment of the Merger Consideration in accordance with the Merger Agreement. At or prior to the Effective Time, Nordson will deposit, or cause Merger Sub to deposit, with the Paying Agent, for the benefit of the holders of Shares (other than Excluded Shares), cash in an amount sufficient to pay the aggregate Merger Consideration required to be paid pursuant to the Merger Agreement (such cash being hereinafter referred to as the “Payment Fund”). The Payment Fund will not be used for any other purpose. The Payment Fund will be invested by the Paying Agent as directed by Nordson; provided that such investments will be in obligations of or guaranteed by the United States of America or any agency or instrumentality thereof and backed by the full faith and credit of the United States of America, and that such investments will only be invested in the manner provided in the Paying Agent Agreement. In the event the amount of the Payment Fund is insufficient to pay the aggregate Merger Consideration required to be paid pursuant to the Merger Agreement with respect to the Shares, Nordson will deposit, or cause to be deposited, with the Paying Agent such additional funds to ensure that the Payment Fund, at all times, is maintained at a level sufficient to make such payments. Any net profit resulting from, or interest or income produced by, such investments will be the property of, and payable to, the Surviving Corporation.
As promptly as practicable after the Effective Time (and in any event, within three (3) business days thereafter), Nordson will cause the Paying Agent to mail to each holder of record of a Certificate, the underlying Shares of which were converted into the right to receive the Merger Consideration at the Effective Time pursuant to the Merger Agreement: (i) a letter of transmittal, which will specify that delivery will be effected, and risk of loss and title to the Certificates (if any) will pass, only upon delivery of such Certificates (or effective affidavits of loss in lieu thereof) to the Paying Agent, and will otherwise be in customary form and have such other provisions as Nordson or the Paying Agent may reasonably specify; and (ii) instructions for effecting the surrender of the Certificates (or an affidavit of loss in lieu thereof) in exchange for payment of the Merger Consideration. Upon surrender of Certificates (or effective affidavits of loss in lieu thereof) for cancellation to the Paying Agent or to such other agent or agents as may be appointed by Nordson, and upon delivery of a letter of transmittal, duly executed and in proper form, with respect to such Certificates, the holder of such Certificates will be entitled to receive, and Nordson will cause the Paying Agent to pay and deliver to such holder, in accordance with the letter of transmittal and instructions, the Merger Consideration for each Share formerly represented by such Certificates (subject to any withholding taxes required by applicable law). Any Certificates so surrendered will then be cancelled. The Merger Consideration paid upon the surrender for exchange of Certificates (or an affidavit of loss in lieu thereof) will be deemed to have been paid in full satisfaction of all rights pertaining to Shares formerly represented by such Certificates. If payment of the Merger Consideration is to be made to a person other than the person in whose name any surrendered Certificate is registered, it will be a condition precedent of payment that the Certificate so surrendered will be properly endorsed or will be otherwise in proper form for transfer, and the person requesting such payment will have paid any transfer or other taxes required by reason of the payment of the Merger Consideration to a person other than the registered holder of the Certificate so surrendered or will have established to the satisfaction of the Paying Agent that such taxes either have been paid or are not payable. Any holder of Book-Entry Shares will not be required to deliver a Certificate or an executed letter of transmittal to the Paying Agent to receive the Merger Consideration that such holder is entitled to receive pursuant to the Merger Agreement. Instead, each registered holder of one or more Book-Entry Shares will automatically upon the Effective Time be entitled to receive, and Nordson will cause the Paying Agent to pay and deliver as soon as reasonably practicable after the Effective Time (and in any event, within three (3) business days thereafter), the Merger Consideration payable for each such Book-Entry Share. Payment of the Merger Consideration with respect to Book-Entry Shares will only be made to the person in whose name such Book-Entry Shares are registered. Until surrendered as contemplated hereby, each Certificate or Book-Entry Share will be deemed at any time after the Effective Time to represent only the right to receive the Merger Consideration as contemplated by the Merger Agreement. No interest will be paid or will accrue on any cash payable to holders of Certificates or Book-Entry Shares pursuant to the Merger Agreement.
Representations and Warranties
The Merger Agreement contains representations and warranties of Atrion, Nordson and Merger Sub.
Some of the representations and warranties in the Merger Agreement made by Atrion are qualified as to “materiality” or “Atrion Material Adverse Effect.” For purposes of the Merger Agreement, “Atrion Material Adverse Effect” means any event, circumstance, change, condition, occurrence or effect (an “Effect”) that, individually or in the aggregate with any other Effect, has had, or would reasonably be expected to have (a) a material adverse effect on the assets, business, condition (financial or otherwise) or results of operations of Atrion and Atrion’s subsidiaries (collectively, the “Atrion Group”), taken as a whole, or (b) a material adverse effect on the ability of Atrion to consummate the Transactions on or prior to the Outside Date. However, in the case of the foregoing clause (a), in no event will any Effect resulting from or relating to any of the following, alone or in combination, be deemed to constitute an Atrion Material Adverse Effect, and no Effect resulting from any of the following will be taken into account in determining whether there has been, an Atrion Material Adverse Effect:
(i)
general economic, political, regulatory, business, banking, financial, credit or capital market conditions, or any changes therein, including interest or exchange rates, or fluctuations in the value of any currency;

(ii)
changes generally affecting the industries (including seasonal fluctuations) in which Atrion or any of its subsidiaries operates;

(iii)
any change in accounting requirements or principles required by GAAP (or the interpretation thereof) or required by any change in applicable laws (or the interpretation thereof) after the Signing Date;

(iv)
any disease outbreak, epidemic or pandemic (including the SARS CoV-2 or COVID-19 virus) and any evolutions or mutations thereof or quarantine restrictions, natural disasters or other force majeure events or the worsening of any of the foregoing, or the escalation of or acts of armed hostility or terrorism or escalation or worsening of war;

(v)
changes proximately caused by the announcement of the execution of the Merger Agreement or the pendency of the Transactions, the identity of, or any facts or circumstances relating to, Nordson, Merger Sub or their respective subsidiaries, and any loss of or adverse change in any relationship, contractual or otherwise, with any governmental authority, supplier, vendor, employee or non-employee service provider, partner, licensor, licensee or any other party having business dealings with Atrion or any Atrion subsidiary, or departure of any employees or officers of Atrion or any Atrion subsidiary, in each case as a result thereof or in connection therewith (subject to certain exceptions set forth in the Merger Agreement);

(vi)
compliance with the express terms of, or the taking of any action expressly required by, the Merger Agreement (excluding Atrion operating in the ordinary course of business) or the taking of any action requested or consented to in writing by Nordson prior to the taking of such action;

(vii)
any change or volatility in the trading price or trading volume of Shares or any suspension of trading, or any changes in the ratings or the ratings outlook for Atrion by any applicable rating agency or changes in any analyst’s recommendations or ratings with respect to Atrion (provided that the underlying cause thereof, unless otherwise provided in the definition of “Atrion Material Adverse Effect,” may be considered in determining whether there is an Atrion Material Adverse Effect); or

(viii)
any failure to meet internal or published projections, forecasts, estimates, expectations or predictions in respect of any financial or operating metrics for any period or a decline in the price or trading volume of the Shares, except that, other than as otherwise provided in the definition of Atrion Material Adverse Effect, the underlying causes of such failure or decline may be considered in determining whether there is an Atrion Material Adverse Effect.

However, if the exceptions set forth in the foregoing clauses (i), (ii), (iii), or (iv) have a disproportionate impact on the Atrion Group, taken as a whole, compared to other companies that operate in the industries in which the Atrion Group operates, then such disproportionate impact may be taken into account in determining whether an Atrion Material Adverse Effect has occurred solely to the extent of such disproportionate impact.

In the Merger Agreement, Atrion has made customary representations and warranties to Nordson and Merger Sub that are subject, in some cases, to specified exceptions and qualifications contained in the Merger Agreement and Atrion’s disclosure schedule thereto. These representations and warranties relate to, among other things:
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the due organization, valid existence, good standing, and authority and qualification to conduct business (as to each member of the Atrion Group);

•
the certificate of incorporation and bylaws of each member of the Atrion Group;

•
the ownership and capital structure of the Atrion Group, and the absence of any outstanding obligations under any contract or otherwise of any member of the Atrion Group: (i) to repurchase, redeem, or otherwise acquire any equity interests in any member of the Atrion Group or any other person, (ii) granting any preemptive rights, subscription rights, anti-dilutive rights, rights of first refusal or similar rights with respect to any equity interests in any member of the Atrion Group or any other person, or (iii) to provide funds to make of any investment (in the form of a loan, capital contribution or otherwise) in any member of the Atrion Group;

•
Atrion’s corporate power and authority to execute, deliver and perform its obligations under the Merger Agreement and the enforceability of the Merger Agreement against Atrion;

•
the absence of, resulting from the execution and delivery of the Merger Agreement and the consummation of the Transactions to be consummated by Atrion: (i) conflicts with the organizational documents of any member of the Atrion Group, (ii) breaches of certain contracts and agreements, (iii) liens upon the Atrion Group’s properties or assets and (iv) violations of applicable law;

•
required consents, regulatory filings and approvals in connection with the execution and delivery of the Merger Agreement and the consummation of the Transactions to be consummated by Atrion;

•
possession of all permits necessary to enable the Atrion Group to conduct its business;

•
compliance with applicable laws;

•
(i) the preparation of Atrion’s financial statements, including Atrion’s maintenance of internal controls with respect to financial reporting and (ii) the preparation, compliance, accuracy and timely filing of or furnishing to the SEC all Atrion SEC filings, including disclosure controls and procedures, and the absence of undisclosed liabilities;

•
since December 31, 2023 through the Signing Date: (i) the absence of any Atrion Material Adverse Effect ; (ii) Atrion’s operation in the ordinary course of business consistent with past practice (except in connection with the Transactions); and (iii) no member of the Atrion Group having taken certain actions that, if taken after the Signing Date, would breach certain provisions of the Merger Agreement;

•
the absence of litigation;

•
employee benefit plans;

•
labor and employment matters;

•
real property and title to assets;

•
tax matters;

•
the existence and enforceability of, and absence of material breach, material violation, or default under, and certain additional matters with respect to, specified categories of Atrion’s material contracts;

•
insurance matters;

•
environmental matters;

•
intellectual property matters;

•
data privacy and cybersecurity matters;

•
anti-corruption laws, sanctions and similar rules and regulations;

•
regulatory matters;

•
products liability matters;

•
the absence of any transaction, contracts, arrangements, commitments or understandings between Atrion or any of its subsidiaries, on the one hand, and any of Atrion’s affiliates, on the other hand, that would be required to be disclosed by Atrion under Item 404 of Regulation S-K under the Securities Act (each, an “Affiliate Transaction”);

•
the approval of the Merger Agreement and the Merger by the Board of Directors, the Board of Directors’ recommendation that the stockholders adopt the Merger Agreement, and the vote required by the stockholders to approve the Merger Agreement and consummate the Transactions;

•
the applicability of Section 203 of the DGCL and any other applicable takeover or anti-takeover laws;

•
the receipt by the Board of Directors of the opinion of Atrion’s financial advisor; and

•
payment of fees and expenses to any investment banker, broker or finder in connection with the Merger Agreement.

In the Merger Agreement, Nordson and Merger Sub have made customary representations and warranties to Atrion that are subject, in some cases, to specified exceptions and qualifications contained in the Merger Agreement. These representations and warranties relate to, among other things:
•
Nordson’s and Merger Sub’s due organization, valid existence, good standing, and authority and qualification to conduct business;

•
Nordson’s and Merger Sub’s corporate power and authority to execute and deliver their obligations under the Merger Agreement, and the enforceability of the Merger Agreement against Nordson and Merger Sub;

•
the absence of, resulting from the execution and delivery of the Merger Agreement and the consummation of the Transactions to be consummated by Nordson and Merger Sub: (i) conflicts with Nordson’s and Merger Sub’s organizational documents, (ii) breaches of certain contracts and agreements, (iii) liens upon Nordson’s and Merger Sub’s properties or assets, and (iv) violations of applicable law;

•
required consents, regulatory filings and approvals in connection with the execution and delivery of the Merger Agreement and the consummation of the Transactions contemplated by the Merger Agreement;

•
no interested stockholders;

•
the absence of litigation;

•
operations of Merger Sub;

•
sufficiency of funds; and

•
payment of fees to any investment banker, broker or finder in connection with the Merger Agreement.

Conduct of Business Pending the Merger
The Merger Agreement provides that, between the Signing Date and the earlier of the Effective Time and the termination of the Merger Agreement in accordance with its terms (the “Pre-Closing Period”), except (i) as required by applicable law or with the prior written consent of Nordson (such consent not to be unreasonably withheld, conditioned or delayed, and such consent to be deemed given if Nordson provides no written response within five (5) business days after written request therefor), or (ii) as expressly contemplated by any other provision of the Merger Agreement or as set forth in Atrion’s disclosure schedule thereto, Atrion will, and will cause its subsidiaries to, use reasonable best efforts to (A) conduct the businesses of the Atrion Group in the ordinary course of business consistent with past practice, and (B) (1) preserve substantially intact the business organization, material assets, and material properties of the Atrion Group, (2) keep available the services of Atrion’s Key Employees (as defined below) on commercially reasonable terms, (3) maintain in effect all licenses, permits, approvals, accreditations, certificates, easements, concessions, franchises, variances, exemptions, consents, registrations, clearances, billing or provider numbers, waivers, orders, operating certificates of any governmental authority necessary for the conduct of the business of the Atrion Group as conducted on the Signing Date, and (4) maintain in full force and effect its insurance policies.
Except as expressly contemplated by any other provision of the Merger Agreement, as set forth in Atrion’s disclosure schedule thereto or as required by applicable law, neither Atrion nor any Atrion subsidiary will, during the Pre-Closing Period, do any of the following without the prior written consent of Nordson (such consent not to be unreasonably withheld, conditioned or delayed, and such consent to be deemed given if Nordson provides no written response within five (5) business days after written request therefor):
(i)
amend or otherwise change its certificate of incorporation, bylaws or other similar organizational documents (including the Atrion Charter and the Atrion Bylaws), whether by merger, consolidation or otherwise;

(ii)
issue, grant, sell, dispose of, encumber or authorize such issuance, sale, disposition or encumbrance of, any equity interests of Atrion or any Atrion subsidiary (except for the issuance or withholding of Shares issuable pursuant to the Atrion RSUs outstanding on the Signing Date (in accordance with their existing terms));

(iii)
declare, set aside, make or pay any dividend or other distribution, payable in cash, shares, property or otherwise, with respect to any of its equity interests, except for dividends or other distributions by any direct or indirect wholly owned Atrion subsidiary to Atrion or any other direct or indirect wholly owned Atrion subsidiary;

(iv)
adjust, reclassify, combine, split (including any reverse stock split), recapitalize, exchange, subdivide or redeem, repurchase, or purchase or otherwise acquire, directly or indirectly, any equity interests of Atrion or any Atrion subsidiary;

(v)
sell, transfer, lease, sublease, license, mortgage, pledge, encumber, allow to lapse, assign, abandon, disclaim, dedicate to the public, incur any lien on (other than a permitted lien under the Merger Agreement) or otherwise dispose of, or authorize any of the foregoing with respect to, any of its properties, assets, licenses, operations, rights, businesses or interests therein (but not including any Atrion intellectual property, which is the subject of clause (xv) below) except (A) pursuant to contracts in force on the Signing Date and made available to Nordson, (B) such dispositions of assets no longer used in the ordinary course of business of Atrion’s or the applicable Atrion subsidiary’s business as conducted as of the Signing Date, (C) such dispositions among Atrion and its wholly-owned Atrion subsidiaries, or (D) Atrion products to customers in the ordinary course of business consistent with past practice;

(vi)
acquire (including by amalgamation, merger, consolidation, or acquisition of equity interests or assets or any other business combination), directly or indirectly, (A) any assets, securities or interests, other than in the ordinary course of business consistent with past practice or pursuant to contracts in effect as of the Signing Date and made available to Nordson, (B) any company, corporation, partnership or other business organization (or any division or equity interests thereof) or (C) any real property;

(vii)
(A) repurchase, prepay or incur any indebtedness for borrowed money or issue any debt securities, or issue or sell options, warrants, calls or other rights to acquire any of its debt securities, (B) make any loans, advances or capital contributions to, or investments in, any other person (other than a Atrion subsidiary), or (C) assume, guarantee, endorse or otherwise become liable or responsible for the indebtedness or other obligations of another person (other than a guaranty by Atrion on behalf of any Atrion subsidiary, in each case, except pursuant to borrowings under existing lines of credit, letters of credit or similar arrangements as of the Signing Date which were previously made available to Nordson;

(viii)
enter into, materially amend, waive any right under, or voluntarily terminate any material contract or any other contract that would be deemed a material contract if it had been entered into prior to the Signing Date, other than, (A) with respect to contracts that are material contracts to Atrion solely because they are supplier or distributor contracts providing for payments in excess of $2 million for 2023 or 2024 and not cancelable without penalty or further payment and without more than ninety (90) days’ notice and customer contracts providing for payment in excess of $2.5 million for 2023 or 2024, in the ordinary course of business consistent with past practice or (B) terminations as a result of a material breach of the counterparty, or the expiration of such contract in accordance with its terms as in effect on the Signing Date;

(ix)
authorize, or make any commitment with respect to, capital expenditures in excess of $500,000 individually or $1.5 million in the aggregate;

(x)
except to the extent required by applicable law, or as otherwise required pursuant to the terms of any Atrion plan in effect as of the Signing Date or entered into, amended or modified after the Signing Date in a manner not in contravention with this provision, (A) increase the compensation payable or to become payable or the benefits provided to any employee or non-employee service provider except for increases in the ordinary course of business consistent with past practice to employees who are not employees with an annual base salary or wages above $200,000 or who have the title of Vice President or above (“Key Employees”) of not more than ten percent (10%) in the aggregate, in annual base salary or wages in connection with promotion), (B) establish, adopt, enter into, terminate or amend any Atrion employee benefit plan, or establish, adopt or enter into any plan, agreement, program, policy, trust, fund or other arrangement that would be an Atrion employee benefit plan if it were in existence as of the Signing Date, (C) grant any retention, severance, termination pay, deferred compensation, change in control, transaction bonus or other incentive compensation (or enter into or amend any plan, agreement, program, policy or other arrangement providing for the foregoing), (D) grant any equity or equity-based awards to, or discretionarily accelerate the vesting or payment of any equity or equity-based awards held by, any employee or non-employee service provider, (E) establish, adopt, enter into or amend any collective bargaining agreement or similar labor agreement, (F) hire any employees who, upon hire, would be a Key Employee, (G) terminate the employment of any Key Employee other than for cause, or (H) take any action that is reasonably likely to result in a reduction in force or terminations employment that would give rise to notice or payment in lieu of notice obligations under the Worker Adjustment and Retraining Notification Act of 1988, as amended, or any similar state or local law;

(xi)
(A) settle (or propose to settle) any litigation, suit, claim, action, proceeding or investigation, other than (1) settlements for monetary damages (net of insurance proceeds) involving not more than $250,000 in the aggregate and that do not (x) require any material actions or impose any restrictions or future payment obligations on the business or operations of the Atrion Group, or after the Effective Time, Nordson or its subsidiaries or (y) include the admission of wrongdoing by any member of the Atrion Group and (2) certain stockholder litigation arising out of or relating to the Merger Agreement or the Transactions (to the extent settled in accordance with the terms of the Merger Agreement), or (B) settle or propose to settle any investigation or inquiry by any governmental authority, including by entering into any consent decree or other similar agreement;

(xii)
(A) change Atrion’s financial accounting policies or procedures in effect as of December 31, 2023, other than as required by applicable law or GAAP or (B) write up, write down or write off the book value of any of Atrion’s assets, other than (1) in the ordinary course of business consistent with past practice or (2) as may be required by applicable law or GAAP, as approved by Atrion’s independent public accountants;

(xiii)
adopt a plan of complete or partial liquidation or resolutions providing for a complete or partial liquidation, dissolution, restructuring, recapitalization or other reorganization of Atrion or any of the Atrion subsidiaries;

(xiv)
(A) materially change or adopt (or file a request to change or adopt) any method of tax accounting or any annual tax accounting period, (B) make, change or rescind any material tax election, (C) file any material tax return relating to Atrion or any of the Atrion subsidiaries that has been prepared in a manner that is inconsistent with past practice, as applicable, (D) settle or compromise any material claim, investigation, audit or controversy relating to taxes, (E) surrender any right to claim a material tax refund, (F) file any material amended tax return, (G) enter into any closing agreement with respect to any material amount of tax or (H) waive or extend the statute of limitations with respect to any tax return other than pursuant to extensions of time to file tax returns obtained in the ordinary course of business consistent with past practice;

(xv)
abandon, disclaim, dedicate to the public, allow to lapse, sell, assign, transfer, license, sublicense, dispose of, or incur any lien (other than permitted liens under the Merger Agreement) on, or otherwise fail to take any action necessary to maintain, enforce or protect any material intellectual property owned or purported to be owned by Atrion or an Atrion subsidiary, other than non-exclusive licenses granted in the ordinary course of business consistent with past practice;

(xvi)
enter into, amend, waive or terminate (other than expirations or terminations in accordance with their terms) any Affiliate Transaction;

(xvii)
enter into any new line of business outside the existing businesses of Atrion and its subsidiaries as of the Signing Date; or

(xviii)
agree, resolve, announce an intention, enter into any formal or informal contract or otherwise make a commitment, to do any of the foregoing.

Without limiting the foregoing, nothing contained in the Merger Agreement will give Nordson or Merger Sub, directly or indirectly, the right to control or direct the operations of Atrion prior to the Closing. Prior to the Closing, Atrion will exercise, consistent with and subject to the terms and conditions of the Merger Agreement, control and supervision over such matters.
The “No Shop” Period — No Solicitation of Other Offers
For purposes of this proxy statement and the Merger Agreement, subject to certain exceptions contained in the Merger Agreement:
“Acquisition Proposal” means any proposal or offer from any person or group (other than Nordson or any of its subsidiaries) relating to, in a single transaction or series of related transactions:
(A)
any direct or indirect acquisition of (1) more than 20% of the assets (whether based on the fair market value, revenue generation or net income) of the Atrion Group, taken as a whole, including in any such case through the acquisition of one or more Atrion subsidiaries owning such assets, or (2) more than 20% of the outstanding Atrion common stock (or any equity interests convertible into, or exchangeable for, such Atrion common stock);

(B)
any tender offer or exchange offer, as defined pursuant to the Exchange Act, that if consummated would result, directly or indirectly, in any person or group (or the shareholders of any person or group) beneficially owning 20% or more of the outstanding Shares; or

(C)
any merger, consolidation, business combination, share exchange, recapitalization, liquidation, dissolution or other similar transaction involving Atrion which would result in any person or group (or the shareholders of any person or group) beneficially owning, directly or indirectly, more than 20% of the outstanding Atrion common stock or 20% of the voting power of the surviving entity in a merger involving Atrion or the resulting direct or indirect parent of Atrion or such surviving entity (or any securities convertible into, or exchangeable for, securities representing such voting power).

Whenever the term “group” is used in the Merger Agreement and in this proxy statement summary of the Merger Agreement, it will have the definition set forth in Rule 13d-3 of the Exchange Act.

“Intervening Event” means any material event, circumstance, change, effect, development or condition first occurring or arising after the Signing Date that was not known or reasonably foreseeable by the Board of Directors as of the Signing Date (or if known, the magnitude or material consequences of which were not known or reasonably foreseeable by the Board of Directors as of the Signing Date); provided that in no event will any Effect result from or relating to any of the following give rise to or contribute to an Intervening Event: (A) any Acquisition Proposal or any inquiry, proposal or offer that would be reasonably expected to lead to an Acquisition Proposal; (B) the public announcement, execution, delivery or performance of the Merger Agreement, the identity of Nordson or the pendency or consummation of the Transactions; (C) any change in the trading price or trading volume of the Shares on Nasdaq or any change in Atrion’s credit rating; or (D) the fact that Atrion meets or exceeds internal or published projections, forecasts, estimates, expectations or predictions in respect of any financial or operating metrics for any period (provided that, in each case, the underlying causes thereof may constitute or be taken into account in determining whether there has been an Intervening Event).
“Superior Proposal” means any bona fide written Acquisition Proposal (that is not made as a result of a material breach of Atrion’s non-solicitation obligations in the Merger Agreement) made by any person or group (other than Nordson or any of its subsidiaries) after the Signing Date that (A) would result in such person or group (or in the case of a direct merger between such person and Atrion, the shareholders of such person) acquiring, directly or indirectly, more than 50% of the outstanding Shares or all or substantially all of the assets of the Atrion Group, taken as a whole, (B) is on terms that the Board of Directors determines in good faith (after consultation with its outside legal counsel and outside financial advisor and after taking into account all the terms and conditions of the Acquisition Proposal) are more favorable to the stockholders from a financial point of view than the Merger and the Transactions (taking into account any bona fide proposed amendment or modification proposed by Nordson pursuant to the Merger Agreement) and (C) the Board of Directors determines (after consultation with its outside legal counsel and outside financial advisor) is reasonably capable of being consummated in accordance with its terms, taking into account all financial, regulatory, legal and other aspects (including certainty of closing, certainty of financing and the identity of the person making the Acquisition Proposal) of such proposal.
Subject to certain exceptions contained in the Merger Agreement, during the Pre-Closing Period, Atrion agrees that it will not and will cause each Atrion subsidiary and each of the officers, directors and employees of it or and each Atrion subsidiary not to, and will instruct the other representatives of Atrion and its subsidiaries not to, directly or indirectly,
(i)
solicit, initiate, knowingly facilitate or knowingly encourage any inquiries, proposals or offers that would be reasonably expected to lead to, an Acquisition Proposal;

(ii)
engage in, continue or otherwise participate in any discussions or negotiations regarding, or furnish to any person any non-public information in connection with, any inquiries, proposals or offers that constitute, or would be reasonably expected to lead to, an Acquisition Proposal except to notify such person of the existence of applicable restrictions contained in the Merger Agreement and to clarify the terms of any such Acquisition Proposal; or

(iii)
execute or enter into any Acquisition Agreement,

provided that, nothing contained in the non-solicitation provisions of the Merger Agreement will, prior to the receipt of the Atrion Stockholder Approval, prevent Atrion or the Board of Directors (or any committee thereof), whether directly or indirectly through any representatives, from furnishing information to, or engaging in negotiations or discussions with, any person that has made a bona fide written Acquisition Proposal after the Signing Date, which Acquisition Proposal did not result from a material breach of the non-solicitation provisions of the Merger Agreement, if, and only if, prior to taking such action (except that Atrion or its representatives may notify any person of the existence of the applicable non-solicitation provisions of the Merger Agreement and may engage in discussions to clarify the terms of any such Acquisition Proposal), (1) the Board of Directors (x) determines in good faith (after consultation with its outside legal counsel and outside financial advisor) that such Acquisition Proposal is, or would reasonably be likely to lead to, a Superior Proposal and (y) determines in good faith (after consultation with its outside legal counsel) that its failure to take such actions would be reasonably likely to be inconsistent with its fiduciary duties under applicable law, (2) Atrion provides written notice to Nordson of the determination referenced in subclause (1) above promptly (and in any event within twenty-four (24) hours of such determination), and (3) Atrion receives or has received from such person an executed acceptable confidentiality agreement. Atrion will deliver to Nordson a copy of any executed acceptable confidentiality agreement promptly (and in any event within twenty-four (24) hours) following its execution. Atrion will provide any non-public information concerning Atrion or any of the Atrion subsidiaries provided by Atrion or any Atrion subsidiary to any person entering into an acceptable confidentiality agreement pursuant to the applicable non-solicitation provisions of the Merger Agreement that has not been previously provided to Nordson prior to or substantially concurrently with the time it is provided to such person. Atrion will, and will cause its subsidiaries and its and their representatives to, cease immediately and cause to be terminated any and all existing activities, discussions or negotiations with any person (other than Nordson and its controlled affiliates) and its representatives conducted prior to the Signing Date with respect to any Acquisition Proposal. Within four (4) business days after the Signing Date, Atrion was required to, and did, (i) request in writing that each person that had executed a confidentiality agreement in connection with its consideration of an Acquisition Proposal or potential Acquisition Proposal promptly destroy or return to Atrion all nonpublic information furnished by Atrion or any of its representatives to such person or any of its representatives in accordance with the terms of such confidentiality agreement, and (ii) terminate access to any physical or electronic data rooms relating to a potential Acquisition Proposal by such person and its representatives.
Atrion will promptly (and in any event within two (2) days after delivery to Atrion) (i) provide Nordson written notice of (A) the receipt of any Acquisition Proposal (including any material modification thereto) or (B) any inquiries, proposals or offers received by, or any discussions or negotiations sought to be initiated or continued with, Atrion, any Atrion subsidiary or any representatives of Atrion concerning an Acquisition Proposal and (ii) disclose to Nordson the identity of such person making, and an unredacted copy of, any such Acquisition Proposal or any such inquiry, offer, proposal or request made in writing (or, if made orally, a reasonably detailed description of the material terms of such Acquisition Proposal, inquiry, offer, proposal or request). Atrion will, promptly upon receipt or delivery thereof (and in any event within two (2) days), provide Nordson (and its outside counsel) with copies of all drafts and final versions of definitive or other agreements including schedules and exhibits thereto relating to such Acquisition Proposal, in each case exchanged between Atrion or any of its representatives, on the one hand, and the person making such Acquisition Proposal or any of its representatives, on the other hand. Atrion will keep Nordson reasonably informed on a reasonably prompt basis (and in any event within twenty-four (24) hours of any material development) of the status and details (including with respect to any change in price, any change in the amount or form of consideration, or any other material amendments) of any such Acquisition Proposal or other inquiry, offer, proposal or request concerning an Acquisition Proposal. Atrion will promptly, and in any event within one (1) day, following a determination by the Board of Directors (or any committee thereof) that an Acquisition Proposal is a Superior Proposal, notify Nordson of such determination.
The Board of Directors’ Recommendation; Atrion Adverse Recommendation Change
As described above, and subject to the provisions described below, the Board of Directors has made the recommendation that the stockholders vote “FOR” the proposal to adopt the Merger Agreement. The Merger Agreement provides that the Board of Directors will not effect an Adverse Recommendation Change (as defined below) except as described below.
Except as expressly set forth in the applicable non-solicitation provisions of the Merger Agreement, during the Pre-Closing Period, neither Atrion nor the Board of Directors (or any committee thereof), as applicable, will, and neither will publicly propose to take any of the following actions (any such action, other than those set forth in clause (iii) below, an “Adverse Recommendation Change”):
(i)
withhold, withdraw or qualify (or modify in a manner adverse to Nordson or Merger Sub) the recommendation of the Board of Directors;

(ii)
approve, adopt, endorse, recommend or otherwise declare advisable any Acquisition Proposal;

(iii)
enter into any letter of intent, memorandum of understanding, agreement in principle, acquisition agreement, merger agreement, option or other similar agreement (other than an acceptable confidentiality agreement entered into in accordance with the terms of the Merger Agreement)

regarding, or that is intended to result in, or could reasonably be expected to lead to, any Acquisition Proposal (an “Acquisition Agreement”);
(iv)
submit any Acquisition Proposal or any matter related thereto to the vote of Atrion’s stockholders;

(v)
if an Acquisition Proposal or any material modification thereto has been publicly announced or disclosed (other than by the commencement of a tender offer or exchange offer), refuse to issue a press release affirming publicly the recommendation of the Board of Directors following any reasonable written request by Nordson to provide such reaffirmation within five (5) business days after Nordson’s written request therefor (provided that Atrion will not be required to make more than two (2) such reaffirmations with respect to any Acquisition Proposal);

(vi)
refrain from recommending against any Acquisition Proposal that is a tender offer or exchange offer within ten (10) business days after the commencement thereof;

(vii)
fail to include the recommendation of the Board of Directors in this proxy statement when disseminated to Atrion’s stockholders; or

(viii)
propose, authorize, commit, resolve or agree to take any such actions,

provided that neither (A) a determination by Atrion in accordance with the non-solicitation provisions in the Merger Agreement that an Acquisition Proposal constitutes or would be reasonably likely to lead to a Superior Proposal nor (B) the delivery by Atrion of the notice to Nordson with respect to an Acquisition Proposal required by the non-solicitation provisions of the Merger Agreement shall in and of itself constitute an Adverse Recommendation Change.
Notwithstanding anything in the Merger Agreement to the contrary, prior to the receipt of the Atrion Stockholder Approval, the Board of Directors (i) may effect an Adverse Recommendation Change and cause Atrion to terminate the Merger Agreement by written notice to Nordson of such Adverse Recommendation Change and termination in order to enter into, or cause an Atrion subsidiary to enter into, an Acquisition Proposal (subject to payment of the Atrion Termination Fee in accordance with the Merger Agreement), if Atrion receives a written Acquisition Proposal that did not result from a material breach of the non-solicitation provisions of the Merger Agreement, that the Board of Directors determines in good faith (after consultation with its outside legal counsel and outside financial advisor) is a Superior Proposal and determines in good faith (after consultation with its outside legal counsel) that its failure to take such actions would be reasonably likely to be inconsistent with its fiduciary duties under applicable law or (ii) may effect an Adverse Recommendation Change if an Intervening Event occurs and as a result thereof the Board of Directors determines in good faith (after consultation with its outside legal counsel) that the failure to effect an Adverse Recommendation Change would be reasonably likely to be inconsistent with its fiduciary duties under applicable law; provided that:
•
prior to effecting such an Adverse Recommendation Change with respect to a Superior Proposal and terminating the Merger Agreement in connection with a Superior Proposal, (A) Atrion has notified Nordson in writing that it intends to effect an Adverse Recommendation Change (which notice will not constitute an Adverse Recommendation Change) and terminate the Merger Agreement pursuant to its terms, (B) Atrion has provided Nordson a summary of the material terms and conditions of such Acquisition Proposal, which will include (at a minimum) all the information that is specified in the applicable provisions in the Merger Agreement, (C) if requested to do so by Nordson, for a period of three (3) business days following delivery of such notice, Atrion will have discussed and negotiated in good faith, and will have made the representatives of Atrion reasonably available to discuss and negotiate in good faith, with Nordson and its representatives, any bona fide proposed modifications to the terms and conditions of the Merger Agreement and (D) no earlier than the end of such three (3) business day period, the Board of Directors will have determined in good faith (after consultation with its outside legal counsel and outside financial advisor), after considering the terms of any proposed amendment or modification to the Merger Agreement proposed by Nordson during such three (3) business day period, that such Superior Proposal still constitutes a Superior Proposal and (after consultation with its outside legal counsel) that the failure to make an Adverse Recommendation Change and terminate the Merger Agreement in connection therewith would be reasonably likely to be inconsistent with its fiduciary duties under applicable law (it being understood and agreed that any change to the financial or other material terms of a proposal that was previously the subject of a notice under the Merger Agreement will require a new notice to Nordson as provided above, but with respect to any such subsequent notices references herein to a “three (3) business day period” will be deemed to be references to a “two (2) business day period”); and
•
prior to effecting such an Adverse Recommendation Change with respect to an Intervening Event, (A) Atrion has notified Nordson in writing that it intends to effect such an Adverse Recommendation Change, describing in reasonable detail the reasons for such Adverse Recommendation Change, (B) if requested to do so by Nordson, for a period of three (3) business days following delivery of such notice, Atrion will have discussed and negotiated in good faith, and will have made the representatives of Atrion reasonably available to discuss and negotiate in good faith, with Nordson and its representatives any bona fide proposed modifications to the terms and conditions of the Merger Agreement and (C) no earlier than the end of such three (3) business day period, the Board of Directors will have determined in good faith, after considering the terms of any such proposed amendment or modification to the Merger Agreement proposed by Nordson during such three (3) business day period, that the failure to effect an Adverse Recommendation Change would still be reasonably likely to be inconsistent with the Board of Directors’ fiduciary duties under applicable law.

Indemnification and Insurance
For six (6) years after the Effective Time, the Surviving Corporation and its subsidiaries will, and Nordson will cause the Surviving Corporation to, to the fullest extent permitted under the DGCL, honor and fulfill in all respects the obligations of Atrion and the Atrion subsidiaries under (i) the certificate of incorporation and bylaws (or equivalent organizational documents) of Atrion and each Atrion subsidiary, and (ii) any and all indemnification agreements between Atrion or any Atrion subsidiary and any of their respective present or former directors and officers (and any person who becomes a director or officer of Atrion or any such Atrion subsidiary prior to the Effective Time) (collectively, the “Indemnified Parties”) for six (6) years after the Effective Time. In addition, for six (6) years after the Effective Time, the certificate of incorporation and bylaws of the Surviving Corporation will contain provisions no less favorable with respect to exculpation, indemnification and advancement of expenses than are set forth in the certificate of incorporation or bylaws of Atrion in effect as of the Signing Date, which provisions will not be amended, repealed or otherwise modified for a period of six (6) years from the Effective Time in any manner that would affect adversely the rights thereunder of the Indemnified Parties and any claim made pursuant to such rights within such six (6) year period will continue to be subject to certain indemnification and insurance provisions of the Merger Agreement until disposition of such claim.
For a period of six (6) years after the Effective Time, Nordson will, and will cause the Surviving Corporation to, to the fullest extent permitted under applicable law, indemnify and hold harmless each Indemnified Party against all costs and expenses (including attorneys’ fees), judgments, fines, losses, claims, damages, liabilities and settlement amounts paid in connection with any litigation, suit, claim, action, proceeding or investigation arising out of or relating to any action or omission in their capacity as a director or officer of Atrion or any Atrion subsidiary, occurring on or before the Effective Time, to the same extent such Indemnified Parties are indemnified as of the Signing Date pursuant to the certificate of incorporation and bylaws of Atrion and each Atrion subsidiary in effect as of the Signing Date, subject to the terms and conditions of the Merger Agreement.
The Surviving Corporation will either (i) cause to be obtained at the Effective Time “tail” insurance policies with a claims period of at least six (6) years from the Effective Time with respect to directors’ and officers’ liability insurance in amount and scope at least as favorable as Atrion’s existing policies for claims arising from facts or events that occurred on or prior to the Effective Time or (ii) maintain in effect for six (6) years from the Effective Time, if available, the current directors’ and officers’ liability insurance policies maintained by Atrion; provided that the Surviving Corporation may substitute such policies with policies of at least the same coverage containing terms and conditions that are substantially similar with respect to matters occurring prior to the Effective Time; provided, further, that in no event will the Surviving Corporation be required to expend more than an amount per year equal to 300% of current annual premiums paid by Atrion for such insurance. In the event of an expiration, termination or cancellation of such current policies,

Nordson and the Surviving Corporation will be required to obtain as much coverage as is possible under substantially similar policies for such maximum annual amount in aggregate annual premiums.
In the event the Surviving Corporation or any of its successors or assigns (i) consolidates or amalgamates with or merges into any other person and will not be the continuing or surviving company or entity of such consolidation, amalgamation or merger or (ii) transfers all or substantially all of its properties and assets to any person, then, and in each such case, the proper provision will be made so that the successors and assigns of the Surviving Corporation, as the case may be, will succeed to the obligations set forth in the indemnification and insurance provisions of the Merger Agreement.
Nordson will cause the Surviving Corporation to perform all of the obligations of the Surviving Corporation under the indemnification and insurance provisions of the Merger Agreement.
The indemnification and insurance provisions of the Merger Agreement will survive the Merger and are (i) intended to be for the benefit of, and will be enforceable by, each of the Indemnified Parties and their successors, assigns and heirs (each of whom will be third party beneficiaries of the indemnification and insurance provisions of the Merger Agreement) and (ii) in addition to, and not in substitution for, any other rights to indemnification or contribution that any such person may have by contract or otherwise. Unless required by applicable law, the indemnification and insurance provisions of the Merger Agreement may not be amended, altered or repealed after the Effective Time in such a manner as to adversely affect the rights of any Indemnified Parties or any of their successors, assigns or heirs without the prior written consent of the affected Indemnified Parties.
Employee Benefits Matters
The Merger Agreement provides that, for a period of one (1) year immediately following the Effective Time, Nordson will, or will cause the Surviving Corporation and its subsidiaries to provide each Atrion employee as of the Effective Time (each, a “Continuing Service Provider”) to the extent such Continuing Service Provider remain employed by Nordson or its subsidiaries with (i) a base salary or wage rate that is not less than the base salary or wage rate provided by Atrion or its subsidiaries to such Continuing Service Provider as of immediately prior to the Effective Time, (ii) target annual cash incentive compensation opportunities for such Continuing Service Provider that are no less favorable than those in effect immediately prior to the Effective Time, and (iii) all other employee benefits (excluding any equity or equity-based compensation, severance, defined benefit pension benefits, non-qualified deferred compensation benefits, retiree health and welfare benefits or change in control, transaction or retention bonuses or payments) that are substantially comparable, in the aggregate to either (A) those in effect for such Continuing Service Providers immediately prior to the Effective Time or (B) those provided by Nordson or its subsidiaries to similarly situated employees of Nordson or its subsidiaries. From and after the Effective Time, Nordson will, or it will cause the Surviving Corporation and its subsidiaries to honor all obligations under the Atrion plans other than those terminated, in each case in accordance with and subject to their terms as in effect immediately prior to the Effective Time, including with respect to payments, benefits or rights arising as a result of the Transactions (either alone or in combination with any other event).
Nordson will, or will cause the Surviving Corporation and its subsidiaries to cause Continuing Service Providers to receive service full credit for purposes of eligibility to participate and vesting (but not for benefit accrual purposes, except for paid time off and severance) under any employee benefit plan, program, policy or arrangement, in each case, established or maintained by Nordson, the Surviving Corporation or any of their respective subsidiaries under which each Continuing Service Provider may be eligible to participate on or after the Effective Time (a “Nordson Plan”) to the same extent recognized by Atrion or any of the Atrion subsidiaries under comparable Atrion plans immediately prior to the Effective Time; provided that such crediting of service will not be credited for the purposes of any retiree health or welfare plan, defined benefit pension plan or long-term equity incentive program (including in respect of any “retirement” provisions thereunder), and will not operate to duplicate any benefit or funding of any such benefit. In addition, Nordson will use reasonable best efforts to (i) waive, or cause to be waived, any limitations on benefits relating to any pre-existing conditions under a Nordson Plan to the extent such conditions are covered immediately prior to the Effective Time under a comparable Atrion plan and to the same extent such limitations are waived under such plan as in effect immediately prior to the Effective Time and (ii) recognize, for purposes of the annual deductible and out-of-pocket limits under its medical and dental plans, the deductible and out-of-pocket expenses paid by a Continuing Service Provider in the calendar year in which the Effective Time occurs to the extent recognized under any comparable Atrion plan prior to the Effective Time.
With respect to each Continuing Service Provider whose employment is terminated without cause during the period commencing on the Closing Date and ending one (1) year after the Closing Date, Nordson will, or it will cause the Surviving Corporation and its subsidiaries to, provide such Continuing Service Provider with severance benefits equal in value to the severance benefits determined in accordance with (and subject to the terms and conditions of) Atrion’s severance practices in effect as of the Signing Date, in each case, taking into account the Continuing Service Provider’s service with Atrion or its subsidiaries prior to the Closing and with Nordson or its subsidiaries on or after the Closing.
To the extent the Closing Date occurs in the 2024 calendar year, Nordson will, or it will cause the Surviving Corporation and its subsidiaries to, continue any Atrion plan that is an annual bonus plan for the 2024 calendar year and will administer it in the ordinary course of business consistent with past practice and taking into account determinations made prior to the Closing with respect to such annual bonus program or target amounts thereunder, in all cases pursuant to and subject to the terms of Atrion’s disclosure schedule to the Merger Agreement. Annual cash bonuses for the 2024 fiscal year for Mr. David Battat and Ms. Cindy Ferguson will be based on the financial, operational and strategic performance-based goals (including specified threshold, target and maximum performance levels) and target incentive opportunities, in each case, as has been determined by the Compensation Committee of Atrion’s Board of Directors in the ordinary course of business consistent with past practice prior to the date hereof and previously disclosed to Nordson. Actual awards will be eligible to be earned between zero percent (0%) and one hundred and fifty percent (150%) of target based on the performance of Atrion and the individual for the entire 2024 fiscal year (including the pre-closing stub year); provided that any bonus payable to Mr. David Battat and Ms. Cindy Ferguson will be pro-rated based on the number of days during the 2024 fiscal year through and including the Closing Date during which he or she is employed by Atrion. Annual cash bonuses for the 2024 fiscal year for Mr. David Battat and Ms. Cindy Ferguson will be paid at target performance levels at the earlier of (x) the same time that annual bonuses are normally paid in the ordinary course of business consistent with past practice (but in no event later than March 15, 2025), or (y) the date of Mr. David Battat’s and Ms. Cindy Ferguson’s separation from service as a result of a termination without “just cause” or “cause”, as applicable, or a resignation for “good reason” (in each case as defined in their respective Change in Control Agreements), subject in all cases to such employee’s execution, delivery and non-revocation of a general release of claims in favor of Nordson, Atrion and their respective Affiliates (including the Surviving Corporation).
If requested by Nordson as of at least ten (10) days prior to the Closing Date (but conditioned upon the occurrence of the Closing), Atrion will take all necessary actions to terminate or cause to be terminated any and all of the Atrion plans sponsored or maintained by Atrion or any of its subsidiaries. Atrion will, or will cause its applicable affiliate to, provide Nordson with evidence that any requested terminated Atrion plan has been terminated, with the termination of the applicable Atrion plans effective no later than the day immediately preceding the Closing Date, pursuant to a duly adopted resolution of Atrion or its applicable affiliate (the form and substance of which will be subject to review and approval by Nordson, which approval will not be unreasonably withheld, conditioned or delayed) no later than the day immediately preceding the Effective Time.
Regulatory Filings
As promptly as practicable after the execution and delivery of the Merger Agreement, each of Nordson and Atrion will cooperate with each other and use its reasonable best efforts to take, or cause to be taken, all actions, and to do, or cause to be done, all things necessary, appropriate or desirable to consummate the Transactions, including (i) within ten (10) business days after the Signing Date (unless a later date is agreed to by the parties), making or causing to be made all filings and submissions required to be made by Nordson, Atrion or any of their affiliates under the HSR Act, and (ii) no later than twenty (20) business days after Signing Date (and in any event prior to the expiration of any deadlines under applicable antitrust laws or any foreign investment law), making or causing to be made all filings and submissions, with prenotification where appropriate, required to be made by any party or any of its affiliates under any other applicable antitrust or competition law or any foreign investment law, as applicable. The parties will cooperate in good faith with the applicable governmental authorities in connection with such filings and submissions and will, as promptly as reasonably practicable, comply with any requests for information, including, if applicable, requests for the production of documents and the production of witnesses for interviews or depositions by any governmental authorities. Nordson will pay, or cause its affiliates to pay, all filing fees required under any applicable antitrust law or any applicable foreign investment law for the consummation of the Transactions. Other than in connection with obtaining the authorizations, consents, orders and approvals described in Atrion’s disclosure schedule to the Merger Agreement, Nordson will not make any filings or notifications under any applicable antitrust law or any foreign investment law with any governmental authority in respect of the Transactions without the prior written consent of Atrion (such consent not to be unreasonably withheld, conditioned or delayed).
Subject to the last sentence of the immediately preceding paragraph, each of Nordson and Atrion will diligently assist and cooperate with each other in preparing and filing all documents required or reasonably deemed advisable by Nordson to be submitted by any of them or their affiliates to any governmental authorities in connection with the Transactions and in obtaining any governmental authority waiting period expirations or terminations, consents, waivers, authorizations, clearances or approvals which may be required to be obtained by Nordson, Atrion or any of their affiliates in connection with the Transactions (which assistance and cooperation will include timely furnishing to the requesting party all information that such party or its counsel reasonably determines is required to be included in such documents or would be helpful in obtaining such required waiting period expirations or terminations, consents, waivers, authorizations, clearances or approvals). Nordson and Atrion will consult in good faith regarding strategy for obtaining approvals or expiration or termination of any waiting period required to be obtained by Nordson, Atrion or any of their affiliates in connection with the Transactions; provided that, in the event of a dispute between Nordson and Atrion, the final determination regarding such strategy (including, the conduct and scheduling of any negotiations with governmental authorities, and decisions regarding the defense and settlement of any litigation under any applicable antitrust law or foreign investment law) will be made by Nordson. Notwithstanding the foregoing, neither Nordson nor Atrion will, without the prior written consent of the other (such consent not to be unreasonably withheld, conditioned or delayed), commit to or agree with any governmental authority (A) to enter into any timing agreement, stop the clock, stay, toll or extend any applicable waiting period, or pull and refile, under the HSR Act, or any other applicable antitrust law or any other foreign investment law, or (B) not to consummate the Transactions for any period of time; provided that Nordson may determine in its sole discretion (without Atrion’s consent) to pull and refile its filing made under the HSR Act in connection with the Transactions on one occasion.
Each of the parties will (i) promptly inform the other parties of any oral communication, and provide copies of written communications, with any governmental authority regarding any required regulatory filing or any review or investigation of the Transactions under any applicable antitrust law or foreign investment law and (ii) have the right to review in advance any filing made with, or other material communications submitted to, any governmental authority in connection with the Transactions. Subject to the applicable provisions relating to regulatory filings in the Merger Agreement and applicable laws relating to the exchange of information, each party will consider in good faith the views of the other parties in connection with any analysis, appearance, presentation, memorandum, brief, argument, opinion, proposal or other communication to be made or submitted in connection with any such request, inquiry, investigation, action or legal proceeding, and each party will give reasonable advance notice to the other parties of, and afford the other parties the opportunity to attend or participate in, material conferences, meetings and telephone or other communications between the other parties and governmental authorities concerning the Transactions, unless prohibited by such governmental authority. Materials required to be provided pursuant to the applicable provisions relating to regulatory filings in the Merger Agreement may be redacted (i) to remove references concerning the valuation of Atrion, (ii) as necessary to comply with contractual arrangements in existence as of the Signing Date, and (iii) as necessary to address attorney-client or other privilege concerns. Each party, as each reasonably deems advisable, will be entitled to designate any competitively sensitive material provided to the other parties under the applicable provisions relating to regulatory filings in the Merger Agreement “Antitrust/FDI Counsel Only Material.” Such materials and the information contained therein will be given only to the outside antitrust and foreign direct investment counsel of the recipient and, unless explicitly excluded, in-house counsel of the recipient approved by the providing party and will not be disclosed by such outside counsel or approved in-house counsel to other representatives of the recipient unless express written permission is obtained in advance from the source of the materials or its legal counsel.
Notwithstanding anything in the Merger Agreement to the contrary, nothing in the Merger Agreement will require, or be construed to require, Nordson, Merger Sub or any of their respective affiliates to (and neither Atrion nor any of its subsidiaries will, without the prior written consent of Nordson, agree to) take any of the following actions) (i) propose, negotiate, commit to or effect, by consent decree, hold separate orders or otherwise, the sale, divestiture, disposition, license or other conveyance of any categories, portions or parts of assets, properties, products, rights, services or businesses of Nordson, Atrion or any of their respective affiliates, or agree to any other structural or conduct remedy (including any conduct of business arrangements or termination of any existing relationships or contractual rights and obligations); or (ii) otherwise take or commit to take any actions that would limit Nordson’s, Atrion’s or any of their respective affiliates’ freedom of action with respect to, or its or their ability to retain any assets, properties, products, rights, services or businesses, or any interest or interests therein (any of the actions described in the preceding clauses (i) – (ii), a “Burdensome Condition”). Notwithstanding the foregoing, at the written request of Nordson, Atrion will, and will cause its subsidiaries to, agree to take any action that would constitute a Burdensome Condition so long as such action is conditioned upon the occurrence of the Closing.
Each of Nordson and Atrion will use its reasonable best efforts to defend through litigation on the merits any claim under any applicable antitrust law asserted in court or any administrative or other tribunal by any third party, including any governmental authority of competent jurisdiction, challenging the Transactions, in order to avoid the entry of, or to have vacated or terminated, any decree, order or judgment (whether temporary, preliminary or permanent), in each case that would reasonably be expected to prevent, materially delay or materially impair the parties’ ability to consummate the Transactions.
Until the earlier of the termination of the Merger Agreement and the Effective Time, none of Atrion, Nordson, Merger Sub nor any of their controlled affiliates will after the Signing Date acquire or agree to acquire any rights, business, person or division thereof (by way of license, merger, consolidation, share exchange, investment or other business combination, asset, stock or equity purchase or otherwise) or enter into or agree to enter into any joint venture, collaboration or other similar arrangement, in each case that would reasonably be expected to prevent, materially delay or materially impair the parties’ ability to obtain the approval of any governmental authority under any applicable antitrust law or foreign investment law or the expiration or termination of any applicable waiting period with respect to the Transactions.
Other Covenants
Proxy Statement; Stockholders’ Meeting
As promptly as reasonably practicable following the Signing Date, and in any event within twenty (20) business days, Atrion will prepare and file with the SEC a preliminary proxy statement relating to the adoption of the Merger Agreement by the stockholders (the “Preliminary Proxy Statement”). Atrion must also cooperate in responding to any comments from the SEC and must use its reasonable best efforts to have the preliminary proxy statement cleared by the SEC as promptly as reasonably practicable after the filing.
Unless the Merger Agreement is validly terminated pursuant to its terms, Atrion will, as promptly as reasonably practicable after the earlier of (a) the date on which Atrion is informed by the SEC, orally or in writing, that the Preliminary Proxy Statement will not be reviewed by the SEC, including the first (1st) business day that is at least ten (10) calendar days after the filing of the Preliminary Proxy Statement if the SEC has not informed Atrion that it intends to review the Preliminary Proxy Statement, and (b) in the event that Atrion receives comments from the SEC on the Preliminary Proxy Statement, the first (1st) business day immediately following the date the SEC informs Atrion, orally or in writing, that the SEC staff has no further comments on the Preliminary Proxy Statement (the “Proxy Statement Clearance Date”), duly call, give notice of, convene and hold the Special Meeting, which shall not be later than forty-five (45) days following the Proxy Statement Clearance Date. Subject to certain exceptions, without the prior written consent of Nordson (which consent shall not be unreasonably withheld, conditioned or delayed), Atrion may not adjourn or postpone, cancel, recess or reschedule, the Special Meeting.

Stockholder Litigation
During the Pre-Closing Period, in the event that any stockholder litigation related to the Merger Agreement, the Merger or the other Transactions is brought or, to the knowledge of Atrion, threatened, by any stockholder of Atrion against any member of the Atrion Group, or any of their respective representatives (“Transaction Litigation”), Atrion will, promptly (and in any event within forty-eight (48) hours) after receiving notice of any such Transaction Litigation, notify Nordson and Merger Sub of such Transaction Litigation. Atrion will give Nordson reasonable opportunity to participate in the defense (at Nordson’s sole cost and subject to a joint defense agreement) of any Transaction Litigation. Without limiting the preceding sentence, Atrion will provide Nordson with a reasonable opportunity to review and comment on all material filings and responses to be made by Atrion in connection with any such Transaction Litigation, and reasonable opportunity to consult on the settlement with respect to such Transaction Litigation. Atrion will consider in good faith any comments by Nordson with respect to such matters and Atrion will not agree to settle any such Transaction Litigation without Nordson’s prior written consent (which shall not be unreasonably withheld, conditioned or delayed). Atrion will keep Nordson reasonably and promptly informed with respect to the status of any Transaction Litigation.
Existing Indebtedness
Atrion will use its reasonable best efforts to (a) obtain a customary pay-off letter or termination agreement (in form and substance reasonably acceptable to Nordson) and lien terminations to the extent necessary for the release of all liens related to, and the payoff, discharge and termination in full of, all obligations outstanding under the Amended and Restated Credit Agreement, dated as of December 21, 2023, among Atrion, as borrower, Wells Fargo Bank, National Association, as lender and (b) provide Nordson with a copy of such fully executed payoff letter at least two (2) business days prior to the Closing Date.
Conditions to the Closing of Merger
The respective obligations of Nordson, Merger Sub and Atrion to consummate the Merger are subject to the satisfaction or written waiver (where permissible under applicable law) of the following conditions:
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the Atrion Stockholder Approval must have been obtained;

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the No Governmental Order Closing Condition must have been satisfied; and

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the Regulatory Approval Closing Conditions must have been satisfied.

Additionally, the obligations of Nordson and Merger Sub to consummate the Merger are further subject to the satisfaction or waiver (where permissible under applicable law) of the following additional conditions:
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(i) each of the representations and warranties of Atrion related to (A) the organization and qualification of Atrion, (B) the due authorization and valid issuance of all equity interests of each Atrion subsidiary and absence of any ownership by Atrion of equity interests in any other person other than Atrion’s subsidiaries, (C) the absence of any equity interests or awards of any Atrion subsidiary obligating Atrion or any Atrion subsidiary to issue, sell or grant any equity interests of any Atrion subsidiary, (D) the capitalization of Atrion, (E) corporate power and authority of Atrion relative to the Merger Agreement and due execution and delivery of the Merger Agreement, (F) the absence of any conflict with the organizational documents of Atrion and its subsidiaries caused by the execution and delivery of the Merger Agreement and consummation by Atrion of the Transactions to be consummated by Atrion, (G) Board of Directors approvals, the recommendation of the Board of Directors in respect of the Merger Agreement, and the required vote of the stockholders to approve the Merger Agreement, (H) takeover laws, (I) receipt by the Board of Directors of the opinion of Atrion’s financial advisor, and (J) the absence of any brokers (other than Truist Securities) must, if qualified by materiality or “Atrion Material Adverse Effect” be true and correct in all respects, or if not so qualified, be true and correct in all material respects (except for (1) certain representations and warranties of Atrion related to Atrion’s authorized share capital, the absence of any debt-like equity interests of any member of the Atrion Group or obligations of any member of the Atrion Group to repurchase, redeem or otherwise acquire, or granting any preemptive or similar rights with respect to, any equity interests of any member of the Atrion Group and the absence of any equity interests of Atrion obligating Atrion to issue, sell or grant any equity interests of any member of the Atrion Group, each of which must be true and correct in all respects, and (2) certain representations and warranties of Atrion related to Atrion’s issued and outstanding securities, which must be true and correct in all respects, except for de minimis deviations), in each case, as of the Signing Date and as of the Closing Date with the same force and effect as if made on and as of such date (except to the extent such representations and warranties are, by their terms, made as of a specified date, in which case such representations and warranties must be so true and correct as of such specified date); and (ii) each of the other representations and warranties of Atrion contained in Article III of the Merger Agreement (disregarding all qualifications set forth therein relating to “materiality”, “Atrion Material Adverse Effect” or other qualifications based on the word “material” or similar phrases) must be true and correct as of the Signing Date and as of the Closing Date with the same force and effect as if made on and as of such date (except to the extent such representations and warranties are, by their terms, made as of a specified date, in which case such representations and warranties must be so true and correct as of such specified date), except where the failure of such representations and warranties in this clause (ii) to be so true and correct would not have an Atrion Material Adverse Effect;
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Atrion must have performed or complied in all material respects with each of the agreements and covenants required by the Merger Agreement to be performed or complied with by it on or prior to the Effective Time;

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since the Signing Date, there must not have occurred an Atrion Material Adverse Effect;

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Atrion will have delivered to Nordson a certificate, dated the Closing Date, signed by a duly authorized officer of Atrion, certifying as to the satisfaction of the conditions specified in the three (3) immediately preceding bullets above;

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the No Governmental Order Closing Condition must have been satisfied without the imposition of a Burdensome Condition (the “Nordson No Governmental Order Closing Condition”); and

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the Regulatory Approvals Closing Conditions must have been satisfied without the imposition of any Burdensome Condition (the “Nordson Regulatory Approvals Closing Condition”).

The obligations of Atrion to consummate the Merger are subject to the satisfaction or waiver (where permissible under applicable law) of the following additional conditions:
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(i) each of the representations and warranties of Nordson related to (A) the organization and qualification of Nordson and Merger Sub, (B) corporate power and authority of Nordson and Merger Sub relative to the Merger Agreement and due execution and delivery of the Merger Agreement, and (C) brokers must have been true and correct in all material respects as of the Signing Date and as of the Closing Date with the same force and effect as if made on and as of such date (except to the extent such representations and warranties are, by their terms, made as of a specified date, in which case such representations and warranties must be so true and correct as of such specified date); and (ii) each of the other representations and warranties of Nordson and Merger Sub contained in Article IV of the Merger Agreement (disregarding all qualifications set forth therein relating to “materiality” or “material adverse effect” or other qualifications based on the word “material” or similar phrases) must have been true and correct as of the Signing Date and as of the Closing Date with the same force and effect as if made on and as of such date (except to the extent such representations and warranties are, by their terms, made as of a specified date, in which case such representations and warranties must be so true and correct as of such specified date), except where the failure of such representations and warranties to be true and correct would not, individually or in the aggregate, reasonably be expected to prevent, materially delay or otherwise have a material adverse effect on, the ability of Nordson and Merger Sub to consummate the Merger and the other Transactions;

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each of Nordson and Merger Sub must have performed or complied in all material respects with each of the agreements and covenants required by the Merger Agreement to be performed or complied with by it on or prior to the Effective Time; and

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Nordson will have delivered to Atrion a certificate, dated the Closing Date, signed by a duly authorized officer of Nordson, certifying as to the satisfaction of the conditions specified in the two (2) immediately preceding bullets above.

Termination of the Merger Agreement
The Merger Agreement may be terminated and the Transactions may be abandoned at any time prior to the Effective Time as follows (the date of any such termination, the “Termination Date”):
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by mutual written consent of Nordson and Atrion;

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by either Nordson or Atrion:

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if the Effective Time has not occurred on or before the Outside Date; provided further that the right to terminate the Merger Agreement in accordance with the foregoing will not be available to any party whose failure to fulfill any agreements and covenants under the Merger Agreement has been the principal cause of, or resulted in, the failure of the Effective Time to occur on or before the Outside Date;

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if any governmental authority of competent jurisdiction has enacted, issued, promulgated, enforced or entered any law or order permanently enjoining or otherwise prohibiting or making illegal the consummation of the Merger and such law or order will have become final and nonappealable, or if there will be adopted following the date of execution of the Merger Agreement any law that makes consummation of the Merger illegal or otherwise prohibited;

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if the Merger Agreement fails to receive the Atrion Stockholder Approval at the Special Meeting;

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by Nordson:

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prior to Atrion’s receipt of the Atrion Stockholder Approval, if the Board of Directors effects an Adverse Recommendation Change;

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if Atrion has breached any of its representations or warranties, or failed to perform any of its covenants or agreements set forth in the Merger Agreement, which breach or failure to perform (i) would give rise to the failure to be satisfied of either of the conditions to the Merger related to the accuracy of Atrion’s representations and warranties or Atrion’s performance of covenants and agreements, as applicable, if measured as of the time Nordson asserts a right of termination pursuant to the foregoing, and (ii) is incapable of being cured prior to the Outside Date or, if curable by such date, is not cured within the earlier of (A) thirty (30) calendar days after written notice thereof is given by Nordson to Atrion stating Nordson’s intention to terminate the Merger Agreement pursuant to the foregoing and (B) the Outside Date; provided that Nordson will not have the right to terminate the Merger Agreement pursuant to the foregoing if Nordson is then in breach of any of its representations or warranties, or either Nordson or Merger Sub is then in breach of any of their respective covenants or agreements under the Merger Agreement, in either case, such that either of conditions to the Merger related to the accuracy of Nordson’s or Merger Sub’s representations and warranties, or Nordson’s or Merger Sub’s performance of covenants and agreements, are not satisfied or capable of being satisfied by the Outside Date; or

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by Atrion:

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at any time prior to the time at which the Atrion Stockholder Approval is obtained, if the Board of Directors determines to enter into an Acquisition Agreement with respect to a Superior Proposal in accordance with the terms and conditions of the Merger Agreement;

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if Nordson or Merger Sub has breached any of its representations or warranties, or if Nordson or Merger Sub has failed to perform any of its covenants or agreements set forth in the Merger Agreement, which breach or failure to perform (i) would give rise to the failure to be satisfied of either of the conditions to the Merger related to the accuracy of Nordson’s or Merger Sub’s representations and warranties, or Nordson’s or Merger Sub’s performance of covenants and agreements, as applicable, if measured as of the time Atrion asserts a right of termination pursuant to the foregoing, and (ii) is incapable of being cured prior to the Outside Date or, if curable by such date, is not cured within the earlier of (A) thirty (30) calendar days after written notice thereof is given by Atrion to Nordson stating Atrion’s intention to terminate the Merger Agreement pursuant to the foregoing and (B) the Outside Date; provided that Atrion will not have the right to terminate the Merger Agreement pursuant to the foregoing if Atrion is then in breach of any of its representations, warranties, covenants or agreements under the Merger Agreement such that either of the conditions to the Merger related to the accuracy of Atrion’s representations and warranties, or Atrion’s performance of covenants and agreements, are not satisfied or capable of being satisfied by the Outside Date.
Termination Fees and Expenses
The Merger Agreement contains certain remedies in the event of a termination.
Atrion Termination Fee
Upon the occurrence of any of the following events, Atrion must pay to Nordson or its designee the amount of $20,000,000, which payment must be made by wire transfer of immediately available funds within two (2) business days of the earliest to occur of the entry by Atrion into the agreement with respect to an Acquisition Proposal, the submission of an agreement with respect to an Acquisition Proposal to the stockholders of Atrion for adoption or the consummation of any transaction that is the subject of an Acquisition Proposal:
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if the Merger Agreement is validly terminated by Nordson or Atrion because (A) the Effective Time has not occurred on or before the Outside Date (but only if at such time Nordson would not be prohibited from terminating the Merger Agreement because its failure to fulfill any agreement and covenants in the Merger Agreement is the principal cause of, or resulted in, the failure of the Effective Time occurring on or before the Outside Date and excluding any termination of the Merger Agreement for which the Nordson Termination Fee is paid or becomes payable to Atrion due to a failure to obtain the Requisite Regulatory Approvals), or (B) the Merger Agreement fails to receive the Atrion Stockholder Approval at the Special Meeting, and if (1) at or prior to the Termination Date, an Acquisition Proposal has been publicly announced, disclosed or otherwise made public that remains outstanding and is not publicly withdrawn as of seven (7) business days prior to the Special Meeting (or the Termination Date in the case of termination pursuant to clause (A)), and (2) within twelve (12) months of the Termination Date, an Acquisition Proposal is consummated by Atrion or any Atrion subsidiary, or a definitive agreement with respect to an Acquisition Proposal is entered into by Atrion or any Atrion subsidiary or is submitted to the stockholders of Atrion or any Atrion subsidiary for adoption;

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if, under certain circumstances, the Merger Agreement is validly terminated by Nordson due to Atrion’s material breach of the Merger Agreement, and if (1) at or prior to the Termination Date, an Acquisition Proposal has been publicly announced, disclosed or otherwise made public that remains outstanding and is not publicly withdrawn as of the Termination Date, and (2) within twelve (12) months of the Termination Date, an Acquisition Proposal is consummated by Atrion or any Atrion subsidiary, or a definitive agreement with respect to an Acquisition Proposal is entered into by Atrion or any Atrion subsidiary or is submitted to the stockholders of Atrion or any Atrion subsidiary for adoption;

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if the Merger Agreement is validly terminated by Nordson because, prior to obtaining the Atrion Stockholder Approval, the Board of Directors effects an Adverse Recommendation Change; or

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if the Merger Agreement is validly terminated by Atrion, at any time prior to the time at which the Atrion Stockholder Approval is obtained, if the Board of Directors determines to enter into an Acquisition Agreement with respect to a Superior Proposal in accordance with the terms of the Merger Agreement.

Except in the case of fraud or material and willful breach of the Merger Agreement by Atrion, the receipt by Nordson of the Atrion termination fee will be the sole and exclusive remedy of Nordson and Merger Sub in connection with the Merger Agreement.

Nordson Termination Fee
Nordson must pay to Atrion certain termination fees upon the occurrence of any of the following events:
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if the Merger Agreement is validly terminated by Nordson or Atrion because (A) subject to certain exceptions, the Effective Time has not occurred on or before the Outside Date, or (B) a governmental authority of competent jurisdiction has enacted, issued, promulgated, enforced or entered any law or order permanently enjoining or otherwise prohibiting or making illegal the consummation of the Merger and such law or order has become final and nonappealable, or if there will be adopted following the date of execution of the Merger Agreement any law that makes consummation of the Merger illegal or otherwise prohibited (solely to the extent the law or order giving rise to such termination right relates to Requisite Regulatory Approvals) and, in each case, at the time of such termination:

(1)
one or more of the (w) No Governmental Order Closing Condition, (x) the Nordson No Governmental Order Closing Condition (in the case of each of clauses (w) and (x), only if the law or order giving rise to such condition not having been satisfied relates to Requisite Regulatory Approvals), (y) the Regulatory Approval Closing Conditions, or (z) the Nordson Regulatory Approval Closing Condition have not been satisfied; and

(2)
all of Nordson’s and Merger Sub’s other conditions to the Merger have been satisfied (other than those conditions that by their terms are to be satisfied at the Closing, provided that those conditions would have been capable of being satisfied if the Closing were to occur on such Termination Date);

then Nordson must pay, or cause to be paid, to Atrion the Nordson Termination Fee, the amount of $40,725,000, which payment shall be made by wire transfer of immediately available funds within two (2) business days after such Termination Date.
Except in the case of fraud or material and willful breach of the Merger Agreement by Nordson, the receipt by Atrion of the Nordson Termination Fee will be the sole and exclusive remedy of Atrion in connection with the Merger Agreement.
Fees and Expenses; Expense Reimbursement
Subject to certain exceptions contained in the Merger Agreement, all costs and expenses (including attorneys’ fees) incurred in connection with the Merger Agreement, the Transactions, the solicitation of stockholder approvals and all other matters related to the closing of the Merger will be paid by the party incurring such costs and expenses, whether or not the Merger or any other Transaction is consummated, except as otherwise set forth in the Merger Agreement.
Specific Performance
Each of the parties to the Merger Agreement acknowledge and agree that irreparable damage would occur in the event that any of the provisions of the Merger Agreement were not performed in accordance with their specific terms or were otherwise breached. Each party to the Merger Agreement agrees that, in the event of any breach or threatened breach by any other party of any covenant or obligation contained in the Merger Agreement, the non-breaching party will be entitled (in addition to any other remedy that may be available to it whether in law or equity, including monetary damages, except as limited by the Merger Agreement) to (a) specific performance to enforce the observance and performance of such covenant or obligation, and (b) an injunction restraining such breach or threatened breach. Each party further agrees that no other party or any other person will be required to obtain, furnish or post any bond or similar instrument in connection with or as a condition to obtaining any remedy referred to in this paragraph, and each party irrevocably waives any right it may have to require the obtaining, furnishing or posting of any such bond or similar instrument. Each party further agrees that no other party or any other person will be required to obtain, furnish or post any bond or similar instrument in connection with or as a condition to obtaining any remedy referred to in the specific performance provision of the Merger Agreement, and each party irrevocably waives any right it may have to require the obtaining, furnishing or posting of any such bond or similar instrument. Each party also waives and agrees not to assert any objections to any remedy referred to in the specific performance provision of the Merger Agreement (including any objection on the basis that there is an adequate remedy at law or that an award of such remedy is not an appropriate remedy for any reason at law or equity).
Amendment
The Merger Agreement may be amended by the parties to the Merger Agreement by action taken by or on behalf of the Board of Directors or the Nordson board of directors, as applicable, at any time prior to the Effective Time; provided that after receipt of the Atrion Stockholder Approval, no amendment may be made that would reduce the amount or change the type of consideration into which each Share will be converted upon consummation of the Merger or that would otherwise require the approval of the stockholders under applicable law. The Merger Agreement may not be amended except by an instrument in writing signed by each of the parties to the Merger Agreement.
Governing Law
The Merger Agreement and all Actions arising under the Merger Agreement are governed by and construed in accordance with the laws of the State of Delaware, without giving effect to any applicable principles of conflict of laws that would cause the applicable laws of another jurisdiction other than the State of Delaware to otherwise govern the Merger Agreement.
The Board of Directors unanimously recommends, on behalf of Atrion, that you vote “FOR” this proposal.

PROPOSAL 2: THE COMPENSATION PROPOSAL
Under Section 14A of the Exchange Act and the applicable SEC rules issued thereunder, Atrion is required to submit a proposal to our stockholders to approve, on an advisory (non-binding) basis, the compensation that may be paid or become payable to Atrion’s named executive officers that is based on or otherwise relates to the Merger Agreement and the Transactions contemplated by the Merger Agreement. This compensation is summarized in the section captioned “The Merger — Interests of Atrion’s Directors and Executive Officers in the Merger.” The Board of Directors encourages you to review carefully the named executive officer Merger-related compensation information disclosed in this proxy statement. Accordingly, Atrion is asking you to approve the following resolution:
“RESOLVED, that the stockholders of Atrion approve, on an advisory (non-binding) basis, the compensation that may be paid or become payable to Atrion’s named executive officers that is based on or otherwise relates to the Merger Agreement and the Transactions contemplated by the Merger Agreement as disclosed pursuant to Item 402(t) of Regulation S-K in the section captioned “The Merger — Interests of Atrion’s Directors and Executive Officers in the Merger.’”
The vote on this Compensation Proposal is a vote separate and apart from the vote on the proposal to adopt the Merger Agreement. Approval of the Compensation Proposal is not a condition to the completion of the Merger. Accordingly, you may vote to approve the proposal to adopt the Merger Agreement and vote not to approve this Compensation Proposal and vice versa. Because the vote on the Compensation Proposal is advisory only, it will not be binding on Atrion. Accordingly, if the Merger Agreement is adopted and the Merger is completed, the amounts payable under the Compensation Proposal will be payable to Atrion’s named executive officers in accordance with the terms and conditions of the applicable agreements, subject only to the conditions applicable thereto, regardless of the outcome of the vote on this Compensation Proposal.
Vote Required and Board of Directors Recommendation
Approval, on an advisory (non-binding) basis, of the Compensation Proposal requires the affirmative vote of the majority of the Shares present in person or represented by proxy duly authorized at the Special Meeting and entitled to vote generally on the subject matter, provided a quorum is present. Only Shares present or represented by proxy at the Special Meeting will be able to be voted.
Assuming a quorum is present, (i) a failure to vote in person or by proxy at the Special Meeting (including failure to give instruction to brokers, banks or other nominees for Shares held in “street name”) will have no effect on the outcome of the Compensation Proposal, and (ii) abstentions will have the same effect as a vote “AGAINST” the Compensation Proposal. Shares represented by properly executed, timely received and unrevoked proxies will be voted in accordance with the instructions indicated thereon. If a stockholder returns a properly signed proxy card without indicating voting preferences on such proxy card, the Shares represented by that proxy will be counted as present for purposes of determining the presence of a quorum for the Special Meeting and all of such Shares will be voted as recommended by the Board of Directors.
The Board of Directors unanimously recommends, on behalf of Atrion, that you vote “FOR” the approval, on an advisory (non-binding) basis, of this proposal.

PROPOSAL 3: THE ADJOURNMENT PROPOSAL
We are asking you to approve a proposal to adjourn the Special Meeting to a later date or dates if the Board of Directors determines that it is necessary or appropriate, including to solicit additional proxies if there are insufficient votes to adopt the Merger Agreement at the time of the Special Meeting. If the Board of Directors determines that it is necessary or appropriate, we will ask our stockholders to vote only on this Adjournment Proposal and not to vote on the proposal to adopt the Merger Agreement or the approval, on an advisory (non-binding) basis, of the Compensation Proposal.
If stockholders approve the Adjournment Proposal, we could adjourn the Special Meeting and any adjourned session of the Special Meeting and use the additional time to solicit additional proxies, including soliciting proxies from stockholders who have previously returned properly executed proxies voting against adoption of the Merger Agreement. Among other things, approval of the Adjournment Proposal could mean that, even if we had received proxies representing a sufficient number of votes against adoption of the Merger Agreement such that the proposal to adopt the Merger Agreement would be defeated, we could adjourn the Special Meeting without a vote on the adoption of the Merger Agreement and seek to convince the holders of those Shares to change their votes to votes in favor of adoption of the Merger Agreement. Additionally, we may seek to adjourn the Special Meeting if a quorum is not present or otherwise at the discretion of the chairperson of the Special Meeting.
Approval of the Adjournment Proposal requires the affirmative vote of the majority of the Shares present in person, or represented by proxy duly authorized at the Special Meeting and entitled to vote generally on the subject matter. Only Shares present or represented by proxy at the Special Meeting will be able to be voted.
Assuming a quorum is present, (i) a failure to give instruction to brokers, banks or other nominees for Shares held in “street name” will have no effect on the outcome of the Adjournment Proposal, and (ii) abstentions will have the same effect as a vote “AGAINST” the approval of the Adjournment Proposal. Shares represented by properly executed, timely received and unrevoked proxies will be voted in accordance with the instructions indicated thereon. If a stockholder returns a properly signed and dated proxy card without indicating voting preferences on such proxy card, the Shares represented by that proxy will be counted as present for purposes of determining the presence of a quorum for the Special Meeting and all of such Shares will be voted as recommended by the Board of Directors.
The Board of Directors unanimously recommends, on behalf of Atrion, that you vote “FOR” the approval of this proposal.

MARKET PRICE AND DIVIDEND DATA
Our common stock is listed on Nasdaq under the symbol “ATRI.” The table below shows the intraday high and low sales price of our Shares, for the periods indicated, as reported on Nasdaq.
As of        , 2024, there were Shares outstanding held by approximately        stockholders of record. The actual number of stockholders is greater than this number of record holders and includes stockholders who are beneficial owners, but whose Shares are held in “street name” by banks, brokers and other nominees.
On        , 2024, the latest practicable trading day before the printing of this proxy statement, the closing price for Atrion’s common stock on Nasdaq was $        per Share. You are encouraged to obtain current market quotations for our common stock.
On May 21, 2024, Atrion announced that the Board of Directors declared a quarterly cash dividend of $2.20 per Share, to be paid on June 28, 2024, to record holders of Shares as of the June 14, 2024, record date for such dividend.
Following the Merger, there will be no further market for our common stock, and it will be delisted from Nasdaq and deregistered under the Exchange Act. As a result, following the Merger we will no longer file periodic reports under the Exchange Act with the SEC. Pursuant to the Merger Agreement, Atrion is prohibited during the Pre-Closing Period from declaring, setting aside, making or paying any dividend or other distribution, payable in cash, shares, property or otherwise, with respect to any of its equity interests, except for (i) dividends or other distributions by any direct or indirect wholly owned Atrion subsidiary to Atrion or any other direct or indirect wholly owned Atrion subsidiary, and (ii) quarterly dividends on Shares in the ordinary course of business and consistent with past practice, in an amount not to exceed $2.20 per Share.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth the beneficial ownership of Shares as of May 30, 2024, by:
•
each person or group of affiliated persons, whom we know to beneficially own more than five percent (5%) of our outstanding common stock;

•
each of our named executive officers, including one former named executive officer;

•
each of our directors; and

•
all of our current executive officers and directors as a group.

For the purpose of the following table, each stockholder’s percentage ownership is calculated based on 1,759,954 Shares outstanding as of May 30, 2024. Information given below regarding beneficial owners of more than five percent (5%) of our outstanding Shares is based solely on information provided by such persons in filings with the SEC on Schedules 13D, 13G and other filings made with the SEC on or before May 30, 2024. We have determined beneficial ownership in accordance with the rules of the SEC. These rules generally attribute beneficial ownership of securities to persons who possess sole or shared voting power or investment power with respect to those securities. In addition, the rules include shares issuable pursuant to stock options and other rights to purchase or acquire shares within sixty (60) days of May 30, 2024. Unless otherwise indicated, the persons or entities identified in this table have sole voting and investment power with respect to all Shares shown as beneficially owned by them, subject to applicable community property laws.
Unless otherwise noted below, the address of each of the individuals and entities named in the table below is in care of Atrion Corporation, One Allentown Parkway, Allen, Texas 75002. The information provided in the table is based on our records, information filed with the SEC and information provided to us, except where otherwise noted.
Name of Beneficial Owner	Number of Shares Beneficially Owned	Percent of Class(1)
Preston G. Athey	1,368	*
Jeannette Bankes	186	*
David Battat(2)	94,900(3)	5.39%
Emile Battat(4)	150,616(5)	8.56%
Cindy Ferguson	118	*
Ronald N. Spaulding	2,678(6)	*
John P. Stupp, Jr.	141,394(7)	8.03%
BlackRock, Inc.(8)	115,446	6.56%
Kayne Anderson Rudnick Investment Management, LLC(9)	194,800	11.07%
Neuberger Berman Group LLC(10)	183,012	10.40%
T. Rowe Price Investment Management, Inc.(11)	115,477	6.56%
All directors and current executive officers as a group (7 persons)(12)	391,260	22.23%

*
Represents beneficial ownership of less than one percent (1%) of the outstanding Shares.

(1)
The percentages set forth in this column are based on 1,759,954 Shares outstanding on May 30, 2024, plus Shares that can be acquired through the exercise of options or vesting of restricted stock units that are to be settled in common stock within sixty (60) days thereafter by the specified individual or group. Except as otherwise indicated in the notes to this table, beneficial ownership includes sole voting and investment power.

(2)
The business address for Mr. David Battat is One Allentown Parkway, Allen, Texas 75002-4206. Mr. David Battat is the son of Mr. Emile Battat.

(3)
This number includes 55,000 Shares held in a family trust as to which Shares Mr. David Battat has shared voting and investment power; these Shares do not include Atrion RSUs that are settled in cash.

(4)
The business address for Mr. Emile Battat is 2700 Halkey-Roberts Place North, Saint Petersburg, Florida 33716.

(5)
These Shares do not include restricted stock units that are to be settled in cash.

(6)
These Shares are held in a family trust, of which Mr. Spaulding is the trustee.

(7)
These Shares include 135,000 Shares held by Stupp Bros., Inc. as to which Mr. Stupp has voting power and investment power as a Chairman, President and Chief Executive Officer. The 135,000 Shares held by Stupp Bros., Inc., which are pledged to that company’s lenders as security for its working capital line of credit, represent 7.67% of Atrion’s outstanding Shares as of May 30, 2024. Mr. Stupp is the direct beneficial owner of 6,394 Shares which are pledged as collateral for a mortgage loan. A number of years ago, Mr. Stupp created trusts for his five children, all of whom are now adults and do not share Mr. Stupp’s household, and transferred a total of 22,330 Shares to those trusts, with each child’s trust allocated 4,466 Shares. Mr. Stupp’s wife and one child are co-trustees of trusts for two children, and Mr. Stupp’s other three children serve as trustee for their trusts. Mr. Stupp does not, directly or indirectly, perform the functions of trustee or trustees of the trusts, control the trustee’s or trustees’ investment decisions or have voting power or investment power with respect to the Shares held by the trusts. Accordingly, the Shares held by the trusts are not included in the above Shares. The business address for Mr. Stupp and Stupp Bros., Inc. is 3800 Weber Road, St. Louis, Missouri 63125.

(8)
This information is based on a Schedule 13G/A dated January 29, 2024, filed with the SEC reporting that BlackRock, Inc. has the sole power to vote or direct the vote of 110,682 Shares and has the sole power to dispose or direct the disposition of 115,446 Shares. The address of BlackRock, Inc. is 55 East 52nd Street, New York, New York 10055.

(9)
This information is based on a Schedule 13G/A dated February 13, 2024, filed with the SEC reporting that Kayne Anderson Rudnick Investment Management, LLC has the sole power to vote or direct the vote of 127,319 Shares, the shared power to vote or direct the vote of 49,357 Shares, the sole power to dispose or direct the disposition of 145,443 Shares, and the shared power to dispose or direct the disposition of 49,357 Shares. The address of Kayne Anderson Rudnick Investment Management, LLC is 2000 Avenue of the Stars, Suite 1110, Los Angeles, California 90067.

(10)
This information is based on a Schedule 13G/A dated February 12, 2024, filed with the SEC reporting that Neuberger Berman Group LLC has the shared power to vote or direct the vote of 180,944 Shares and the shared power to dispose or direct the disposition of 183,012 Shares, that Neuberger Berman Investment Advisers LLC has the shared power to vote or direct the vote of 180,923 Shares and the shared power to dispose or direct the disposition of 182,955 Shares, that Neuberger Berman Equity Funds has the shared power to vote or direct the vote of 122,463 Shares and the shared power to dispose or direct the disposition of 122,463 Shares, and that Neuberger Berman Genesis Fund has the shared power to vote or direct the vote of 122,463 Shares and the shared power to dispose or direct the disposition of 122,463 Shares. Neuberger Berman Group LLC, Neuberger Berman Investment Advisers LLC, and certain affiliated entities have disclaimed beneficial ownership of all such Shares. The address of Neuberger Berman Group LLC, Neuberger Berman Investment Advisers LLC, Neuberger Berman Equity Funds, and Neuberger Berman Genesis Fund is 1290 Avenue of the Americas, New York, New York 10104.

(11)
This information is based upon a Schedule 13G dated February 14, 2024, filed with the SEC reporting that T. Rowe Price Investment Management, Inc. has sole power to vote or direct the vote of 42,389 Shares and has sole power to dispose or direct the disposition of 115,477 Shares. The address of T. Rowe Price Investment Management, Inc. is 101 E. Pratt Street, Baltimore, Maryland 21201.

(12)
See notes (1) – (7) above.

OTHER MATTERS
The sole business that may be considered at the Special Meeting are the matters set forth in the Notice of Special Meeting accompanying this Proxy Statement.
Future Stockholder Proposals
If the Merger is completed, we will have no public stockholders and there will be no public participation in any future meetings of stockholders. However, if the Merger is not completed, stockholders will continue to be entitled to attend and participate in stockholder meetings.
Atrion will hold a regular annual meeting of its stockholders in 2025 only if the Merger is not completed by then.
Stockholder Proposals for 2025 Annual Meeting of Stockholders
In the event that Atrion holds the 2025 annual meeting of stockholders, a stockholder may present proper proposals for inclusion in the Atrion proxy statement and for consideration at next year’s annual meeting of stockholders by submitting their proposals in writing to Atrion’s Secretary in a timely manner. For a stockholder proposal to be considered for inclusion in our proxy statement for the 2025 annual meeting of stockholders, Atrion’s Secretary must have received the written proposal at Atrion’s principal executive offices not later than the close of business on December 10, 2024. In addition, stockholder proposals must comply with the requirements of Rule 14a-8 of the Exchange Act regarding the inclusion of stockholder proposals in company-sponsored proxy materials. Stockholder proposals should be addressed to:
Atrion Corporation
Attention: Secretary
One Allentown Parkway
Allen, Texas 75002
Atrion’s bylaws provide that the only business that may be conducted at an annual meeting of stockholders is business that is (i) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors, (ii) otherwise properly brought before such annual meeting by or at the direction of the Board of Directors or (iii) otherwise properly brought before such meeting by a stockholder. For business to be properly brought before an annual meeting by a stockholder, the stockholder must have given timely notice in writing to our Secretary, which notice must contain the information specified in our bylaws. To be timely for the 2025 annual meeting of stockholders, our Secretary must receive the written notice at our principal executive offices:
•
not earlier than the close of business on December 22, 2024; and

•
not later than the close of business on January 21, 2025.

In the event that we hold the 2025 annual meeting of stockholders more than thirty (30) days before or more than sixty (60) days after the one (1)-year anniversary of the 2024 annual meeting of stockholders, then, for notice by the stockholder to be timely, it must be received by the Secretary not earlier than the close of business on the one hundred fiftieth (150th) day prior to such annual meeting and not later than the close of business on the later of the one hundred twentieth (120th) day prior to such annual meeting, or if the first public announcement of the date of such annual meeting is less than one hundred thirty (130) days prior to the date of such annual meeting, the tenth (10th) day following the day on which public announcement of the date of such annual meeting is first made.
Nomination of Director Candidates
Atrion’s bylaws permit stockholders to nominate directors for election at an annual meeting of stockholders. To nominate a director, the stockholder must provide the information required by Atrion’s bylaws. In addition, the stockholder must give timely notice to Atrion’s Secretary in accordance with Atrion’s bylaws, which, in general, require that the notice be received by Atrion’s Secretary within the time periods described above under the section in this proxy statement captioned “Other Matters — Future Stockholder

Proposals — Stockholder Proposals for 2025 Annual Meeting of Stockholders” for stockholder proposals that are not intended to be included in a proxy statement.
In addition to satisfying the foregoing requirements under Atrion’s bylaws, to comply with the universal proxy rules in connection with Atrion’s 2025 annual meeting of stockholders, stockholders who intend to solicit proxies in support of director nominees other than Atrion’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than May 21, 2025.
Householding of Special Meeting Materials
The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy materials with respect to two (2) or more stockholders sharing the same address by delivering a single copy of the proxy materials addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.
A single copy of the proxy materials will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate copy of proxy materials, please notify your bank, broker or other nominee or Atrion. Direct your written request to Atrion Corporation at One Allentown Parkway, Allen, Texas, 75002, Attention: Investor Relations or Secretary, at (972) 390-9800. Stockholders who currently receive multiple copies of the proxy materials at their addresses and would like to request “householding” of their communications should contact their bank, broker or other nominee.

WHERE YOU CAN FIND MORE INFORMATION
We file annual, quarterly and current reports, proxy statements and other information with the SEC. Our SEC filings are available to the public at the SEC website at www.sec.gov. You also may obtain free copies of the documents we file with the SEC, including this proxy statement, by going to the investor relations page of our website at https://atrioncorp.com/sec-filings/. Our website address is provided as an inactive textual reference only. The information provided on, or accessible through, our website is not part of this proxy statement, and therefore is not incorporated herein by reference.
The SEC allows us to “incorporate by reference” information into this proxy statement, which means that we can disclose important information to you by referring you to other documents filed separately with the SEC. The information incorporated by reference is deemed to be part of this proxy statement, except for any information superseded by information in this proxy statement or incorporated by reference subsequent to the date of this proxy statement. This proxy statement incorporates by reference the documents set forth below that we have previously filed with the SEC.
•
Atrion’s Annual Report on Form 10-K for the year ended December 31, 2023 (the “Annual Report”), filed with the SEC on February 29, 2024, including the information specifically incorporated by reference into the Annual Report from Atrion’s definitive proxy statement filed on Schedule 14A filed with the SEC on April 9, 2024;

•
Atrion’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2024, filed with the SEC on May 10, 2024; and

•
Atrion’s Current Reports on Form 8-K, filed with the SEC on May 24, 2024, May 28, 2024, and May 29, 2024.

We also incorporate by reference into this proxy statement additional documents that we may file with the SEC under Section 13(a), 13(c), 14 or 15(d) of the Exchange Act (in each case, other than those documents or the portions of those documents not deemed to be filed) between the date of this proxy statement and the earlier of the date of the Special Meeting or the termination of the Merger Agreement. These documents include periodic reports, such as Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q, as well as Current Reports on Form 8-K and proxy soliciting materials.
Notwithstanding the foregoing, we will not incorporate by reference into this proxy statement any documents or portions thereof that are not deemed “filed” with the SEC, including information furnished under Item 2.02 or Item 7.01 or otherwise of any Current Report on Form 8-K, including related exhibits, after the date of this proxy statement unless, and except to the extent, specified in such Current Report.
Atrion’s SEC filings are available to the public over the Internet at the SEC’s website at www.sec.gov.
Any person, including any beneficial owner of Shares, to whom this proxy statement is delivered may request copies of proxy statements and any of the documents incorporated by reference in this document or other information concerning us by written or telephonic request directed to Atrion’s address below. If you would like to request documents from us, please do so as soon as possible, to receive them before the Special Meeting. If you request any documents from us, we will mail them to you by first class mail, or another equally prompt method, within one (1) business day after we receive your request. Documents incorporated by reference are available without charge, excluding any exhibits to those documents unless the exhibit is specifically incorporated by reference into those documents.
Atrion Corporation
Attention: Investor Relations
One Allentown Parkway
Allen, Texas 75002
(972) 390-9800

If you have any questions concerning the Merger Agreement, the Merger, the Special Meeting or this proxy statement, would like additional copies of this proxy statement or need help voting your Shares, please contact our proxy solicitor:
15 West 38th Street, Suite #747, New York, New York 10018
North American Toll-Free Phone:
1-855-246-4705
Email: info@campaign-mgmt.com
Call Collect Outside North America: +1 (212) 632-8422

MISCELLANEOUS
We have not authorized anyone to provide you with information that is different from what is contained in this proxy statement, the annexes to this proxy statement, any amendments or supplements to this proxy statement, and the documents that we incorporate by reference into this proxy statement. We take no responsibility for, and can provide no assurance as to the reliability of, any other information that others may give you. This proxy statement is dated          , 2024. You should not assume that the information contained in this proxy statement is accurate as of any date other than that date (or as of an earlier date if so indicated in this proxy statement), and the mailing of this proxy statement to stockholders does not create any implication to the contrary. This proxy statement does not constitute a solicitation of a proxy in any jurisdiction where, or to or from any person to whom, it is unlawful to make a proxy solicitation.

Annex A
Merger Agreement

AGREEMENT AND PLAN OF MERGER
by and among
NORDSON CORPORATION,
ALPHA MEDICAL MERGER SUB, INC.
and
ATRION CORPORATION
Dated as of May 28, 2024

A-i

A-ii

EXHIBIT A
Form of Voting and Support Agreement

EXHIBIT B
Form of Certificate of Incorporation of Surviving Corporation

A-iii

This AGREEMENT AND PLAN OF MERGER, dated as of May 28, 2024 (this “Agreement”), is by and among Nordson Corporation, an Ohio corporation (“Parent”), Alpha Medical Merger Sub, Inc., a Delaware corporation and a wholly owned Subsidiary of Parent (“Merger Sub”), and Atrion Corporation, a Delaware corporation (the “Company” and together with Parent and Merger Sub, collectively, the “parties” and each individually a “party”). All capitalized terms used in this Agreement will have the meanings assigned to such terms in Section 9.03 or as otherwise defined elsewhere in this Agreement.
RECITALS
WHEREAS, upon the terms and subject to the conditions of this Agreement and in accordance with the applicable provisions of the General Corporation Law of the State of Delaware (the “DGCL”), Parent, Merger Sub and the Company have agreed to enter into a transaction pursuant to which Merger Sub will be merged with and into the Company (the “Merger”), the separate corporate existence of Merger Sub will thereupon cease and the Company will continue as the surviving corporation in the Merger and a wholly owned Subsidiary of Parent;
WHEREAS, the board of directors of the Company (the “Company Board”) has unanimously (a) determined that this Agreement, the Merger and the other Transactions to be consummated by the Company, are advisable and fair to, and in the best interests of, the Company and its stockholders, (b) duly authorized and approved the execution, delivery and performance by the Company of this Agreement and the consummation by the Company of the Transactions to be consummated by the Company, including the Merger, and (c) resolved, subject to Section 6.03(d), to recommend adoption of this Agreement by the stockholders of the Company;
WHEREAS, the board of directors of Merger Sub has (a) determined that this Agreement, the Merger and the other Transactions to be consummated by Merger Sub are advisable to, fair to, and in the best interests of, Merger Sub and its sole stockholder, (b) duly authorized and approved the execution, delivery and performance by Merger Sub of this Agreement and the consummation by Merger Sub of the Transactions to be consummated by it, including the Merger, and (c) resolved to recommend adoption of this Agreement by the sole stockholder of Merger Sub;
WHEREAS, the board of directors of Parent (the “Parent Board”) has duly authorized and approved the execution, delivery and performance by Parent of this Agreement and the consummation by Parent of the Transactions to be consummated by it;
WHEREAS, upon consummation of the Merger, each share of Company Common Stock (as defined below) issued and outstanding immediately prior to the Effective Time, other than Excluded Shares (as defined below), will be canceled and converted into the right to receive the Merger Consideration (as defined below), upon the terms and subject to the conditions of and any exceptions in this Agreement; and
WHEREAS, concurrently with the execution and delivery of this Agreement, and as a condition and material inducement to Parent’s and Merger Sub’s willingness to enter into this Agreement, certain stockholders of the Company have entered into a voting and support agreement with Parent in the form attached as Exhibit A (each a “Voting

Agreement”), pursuant to which such stockholders have agreed to vote in favor of, and support the consummation of, the Merger in accordance with the terms thereof.
NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements herein contained, and intending to be legally bound hereby, Parent, Merger Sub and the Company hereby agree as follows:
ARTICLE I
THE MERGER
SECTION 1.01   The Merger.   Upon the terms and subject to the conditions set forth in Article VII, and in accordance with the DGCL, at the Effective Time, Merger Sub shall be merged with and into the Company, with the Company continuing as the surviving corporation (the “Surviving Corporation”) in the Merger and a wholly owned Subsidiary of Parent.
SECTION 1.02   Closing.   Unless this Agreement shall have been validly terminated in accordance with Section 8.01, the closing of the Merger (the “Closing”) will take place by electronic exchange of the required closing deliverables at 10:00 a.m., New York time, on the third (3rd) Business Day after the satisfaction or written waiver (where permissible under applicable Law) of all of the conditions set forth in Article VII (other than those conditions that by their terms are to be satisfied at the Closing but subject to their satisfaction or written waiver (where permissible) at such time), unless another time, date or place is agreed to in writing by Parent and the Company. The date on which the Closing occurs is referred to in this Agreement as the “Closing Date”.
SECTION 1.03   Effective Time.   On the Closing Date, or on such other date as Parent and the Company may agree to in writing, Parent, Merger Sub and the Company shall cause a certificate of merger with respect to the Merger (the “Certificate of Merger”) to be executed and filed with the Secretary of State of the State of Delaware in such form as required by and in accordance with Section 251 of the DGCL. The Merger shall become effective at the time the Certificate of Merger shall have been duly filed with the Secretary of State of the State of Delaware or such other date and time as is agreed upon by Parent and the Company and specified in the Certificate of Merger in accordance with the DGCL, such date and time hereinafter referred to as the “Effective Time”.
SECTION 1.04   Effects of the Merger.   As a result of the Merger, (a) the separate corporate existence of Merger Sub shall cease, and the Company shall continue as the Surviving Corporation and (b) the Merger shall have the effects set forth in this Agreement, the Certificate of Merger and in the applicable provisions of the DGCL. Without limiting the generality of the foregoing, at the Effective Time, all of the property, rights, privileges and powers of the Company and Merger Sub shall vest in the Surviving Corporation, and all of the debts, liabilities and duties of the Company and Merger Sub shall become the debts, liabilities and duties of the Surviving Corporation.
SECTION 1.05   Certificate of Incorporation and Bylaws of the Surviving Corporation.   At the Effective Time, the Certificate of Incorporation of the Company as in effect as of the date of this Agreement (the “Company Charter”) shall be amended and restated in its entirety to read the same as the certificate of incorporation set forth on Exhibit B, and as so amended shall be the certificate of incorporation of the Surviving

Corporation until thereafter amended as provided therein or by applicable Law. Subject to Section 6.04, the bylaws of Merger Sub in effect at the Effective Time shall be the bylaws of the Surviving Corporation (except that references to the name of Merger Sub shall be replaced by reference to the name of the Surviving Corporation), and as so amended shall be the bylaws of the Surviving Corporation until thereafter amended as provided therein or by applicable Law.
SECTION 1.06   Directors and Officers of the Surviving Corporation.   The directors of Merger Sub immediately prior to the Effective Time shall be the initial directors of the Surviving Corporation and the officers of Merger Sub immediately prior to the Effective Time shall be the initial officers of the Surviving Corporation, in each case until their respective successors are duly elected or appointed and qualified or until the earlier of their death, resignation or removal in accordance with the certificate of incorporation and bylaws of the Surviving Corporation.
SECTION 1.07   Subsequent Actions.   If, at any time after the Effective Time, the Surviving Corporation shall consider or be advised that any deeds, bills of sale, assignments, assurances or any other actions or things are necessary or desirable to vest, perfect or confirm of record or otherwise in the Surviving Corporation, its right, title or interest in, to or under any of the rights, properties or assets of either of the Company or Merger Sub vested in or to be vested in the Surviving Corporation as a result of, or in connection with, the Merger or otherwise to carry out this Agreement, the officers and directors of the Surviving Corporation shall be authorized to execute and deliver, in the name and on behalf of either the Company or Merger Sub, all such deeds, bills of sale, assignments and assurances and to take and do, in the name and on behalf of each such corporation or otherwise, all such other actions and things as may be necessary or desirable to vest, perfect or confirm any and all right, title and interest in, to and under such rights, properties or assets in the Surviving Corporation or otherwise to carry out this Agreement.
ARTICLE II
EFFECTS ON SECURITIES; EXCHANGE OF CERTIFICATES
SECTION 2.01   Effects on Shares.   At the Effective Time, by virtue of the Merger and without any action on the part of Parent, Merger Sub, the Company or the holders of any of the following securities:
(a)   Conversion of Shares.   Each share of Company Common Stock issued and outstanding immediately prior to the Effective Time (each, a “Share” and collectively, the “Shares”), other than Shares to be canceled in accordance with Section 2.01(b), Section 2.04 or Dissenting Shares (collectively, the “Excluded Shares”), shall be canceled and shall be converted automatically into the right to receive $460 in cash, without interest (the “Merger Consideration”). The Merger Consideration is payable in accordance with Section 2.02(b).
(b)   Cancellation of Treasury Shares and Parent-Owned Shares.   Each Share held in the treasury of the Company or owned by any direct or indirect wholly owned Company Subsidiary and each Share owned by Merger Sub, Parent or any direct or indirect wholly owned Subsidiary of Parent immediately prior to the Effective Time shall automatically be canceled without any conversion thereof and no payment or distribution shall be made with respect thereto.

(c)   Shares of Merger Sub.   Each share of common stock, par value $0.01 per share, of Merger Sub issued and outstanding immediately prior to the Effective Time shall be converted into and become one validly issued, fully paid and nonassessable share of common stock, par value $0.01 per share, of the Surviving Corporation.
SECTION 2.02   Exchange Procedures and Payment Fund.
(a)   Paying Agent.   Prior to the Effective Time, Parent shall appoint a bank or trust company approved (such approval not to be unreasonably withheld, conditioned or delayed) in advance by the Company (the “Paying Agent”), and enter into a paying agent agreement, in form and substance reasonably acceptable to the Company (the “Paying Agent Agreement”), with such Paying Agent for the purpose of exchanging (i) certificates representing Shares (the “Certificates”) and (ii) Shares represented by book-entry (“Book-Entry Shares”) for payment of the Merger Consideration in accordance with this Article II. At or prior to the Effective Time, Parent shall deposit, or cause Merger Sub to deposit, with the Paying Agent, for the benefit of the holders of Shares (other than Excluded Shares), cash in an amount sufficient to pay the aggregate Merger Consideration required to be paid pursuant to Section 2.01(a) (such cash being hereinafter referred to as the “Payment Fund”). The Payment Fund shall not be used for any other purpose. The Payment Fund shall be invested by the Paying Agent as directed by Parent; provided, however, that such investments shall be in obligations of or guaranteed by the United States of America or any agency or instrumentality thereof and backed by the full faith and credit of the United States of America, and that such investments shall only be invested in the manner provided in the Paying Agent Agreement. In the event the amount of the Payment Fund is insufficient to make the payments contemplated by Section 2.01(a), Parent shall promptly deposit, or cause to be deposited, with the Paying Agent such additional funds to ensure that the Payment Fund, at all relevant times, is maintained at a level sufficient to make such payments. Any net profit resulting from, or interest or income produced by, such investments shall be the property of, and payable to, the Surviving Corporation. Notwithstanding the foregoing, any Shares that are Company RSUs (as defined below) shall be treated in accordance with Section 2.04.
(b)   Exchange Procedures.   As promptly as practicable after the Effective Time (and in any event, within three (3) Business Days thereafter), Parent shall cause the Paying Agent to mail to each holder of record of a Certificate, the underlying Shares of which were converted into the right to receive the Merger Consideration at the Effective Time pursuant to this Agreement: (i) a letter of transmittal, which shall specify that delivery shall be effected, and risk of loss and title to the Certificates (if any) shall pass, only upon delivery of such Certificates (or effective affidavits of loss in lieu thereof) to the Paying Agent, and shall otherwise be in customary form and have such other provisions as Parent or the Paying Agent may reasonably specify; and (ii) instructions for effecting the surrender of the Certificates (or an affidavit of loss in lieu thereof) in exchange for payment of the Merger Consideration. Upon surrender of Certificates (or effective affidavits of loss in lieu thereof) for cancellation to the Paying Agent or to such other agent or agents as may be appointed by Parent, and upon delivery of a letter of transmittal, duly executed and in proper form, with respect to such Certificates, the holder of such Certificates shall be entitled to receive, and Parent shall cause the Paying Agent to pay and deliver to such holder, in accordance with the letter of transmittal and instructions, the Merger Consideration for each Share formerly represented by such Certificates (subject to any withholding of Taxes required by applicable Law as provided in Section 2.02(e)). Any Certificates so surrendered shall forthwith be canceled. The Merger Consideration paid upon the surrender for exchange of Certificates (or an affidavit of loss in lieu thereof) shall be deemed to have been paid in full satisfaction of all rights pertaining to Shares formerly represented by such Certificates. If payment of the Merger Consideration is to be made to a person other than the person in whose name any surrendered Certificate is registered, it shall be a condition precedent of payment that the Certificate so surrendered shall be properly endorsed or shall be otherwise in proper form for transfer, and the person requesting such payment shall have paid any transfer or other Taxes required by reason of the payment of the Merger Consideration to a person other than the registered holder of the Certificate so surrendered or shall have established to the satisfaction of the Paying Agent that such Taxes either have been paid or are not payable. Any holder of Book-Entry Shares shall not be required to deliver a Certificate or an executed letter of transmittal to the Paying Agent to receive the Merger Consideration that such holder is entitled to receive pursuant to this Article II. In lieu thereof, each registered holder of one or more Book-Entry Shares shall automatically upon the Effective Time be entitled to receive, and Parent shall cause the Paying Agent to pay and deliver as soon as reasonably practicable after the Effective Time (and in any event, within three (3) Business Days thereafter), the Merger Consideration payable for each such Book-Entry Share. Payment of the Merger Consideration with respect to Book-Entry Shares shall only be made to the person in whose name such Book-Entry Shares are registered. Until surrendered as contemplated hereby, each Certificate or Book-Entry Share shall be deemed at any time after the Effective Time to represent only the right to receive the Merger Consideration as contemplated by this Agreement. No interest shall be paid or shall accrue on any cash payable to holders of Certificates or Book-Entry Shares pursuant to the provisions of this Article II.
(c)   No Further Rights.   From and after the Effective Time, holders of Shares outstanding immediately prior to the Effective Time shall cease to have any rights with respect to such Shares and as stockholders of the Company, except (i) the right to receive the Merger Consideration in accordance with Section 2.01(a) or (ii) the right to receive only the payment provided by Section 262 of the DGCL in respect of any Dissenting Shares (if applicable).
(d)   Termination of Payment Fund.   Any portion of the Payment Fund that remains undistributed to the holders of Shares (other than Excluded Shares) twelve (12) months after the Effective Time shall be delivered to the Surviving Corporation and any holders of Shares (other than Excluded Shares) who have not theretofore complied with this Article II shall thereafter look only to the Surviving Corporation for, and the Surviving Corporation shall remain liable for, payment of their claim for the Merger Consideration. Any portion of the Payment Fund remaining unclaimed by holders of Shares (other than Excluded Shares) as of a date which is immediately prior to such time as such amounts would otherwise escheat to or become the property of any Governmental Authority shall, to the extent permitted by applicable Law, become the property of the Surviving Corporation free and clear of any claims or interest of any person previously entitled thereto. Neither Parent nor the Surviving Corporation shall be liable to any person in respect of any Merger Consideration delivered to a public official pursuant to any applicable abandoned property, escheat or similar applicable Law.

(e)   Withholding Rights.   Each of the Paying Agent, the Surviving Corporation and Parent shall be entitled to deduct and withhold from the consideration otherwise payable pursuant to this Agreement to any holder of Shares or Company RSUs such amounts as it is required to deduct and withhold with respect to such payment under all applicable federal, state or local Tax laws and pay such withholding amount over to the appropriate Governmental Authority. To the extent that amounts are so withheld by the Paying Agent, the Surviving Corporation or Parent, as the case may be, such withheld amounts shall be treated for all purposes of this Agreement as having been paid to the holder of the Shares or Company RSUs in respect of which such deduction and withholding were made by the Paying Agent, the Surviving Corporation or Parent, as the case may be.
(f)   Lost Certificates.   If any Certificate shall have been lost, stolen or destroyed, then upon (i) the making of an affidavit of that fact by the person claiming such Certificate to be lost, stolen or destroyed and (ii) if required by the Surviving Corporation, an indemnity bond in form and substance and with surety reasonably satisfactory to the Surviving Corporation, the Paying Agent shall pay in respect of such lost, stolen or destroyed Certificate the Merger Consideration to which the holder thereof is entitled pursuant to Section 2.01(a).
SECTION 2.03   Share Transfer Books.   At the Effective Time, the share transfer books of the Company shall be closed and there shall be no further registration of transfers of Shares thereafter on the records of the Company. From and after the Effective Time, the holders of Shares outstanding immediately prior to the Effective Time shall cease to have any rights with respect to such Shares and as stockholders of the Company, except (i) the right to receive the Merger Consideration in accordance with Section 2.01(a) or (ii) the right to receive only the payment provided by Section 262 of the DGCL in respect of any Dissenting Shares (if applicable). On or after the Effective Time, any Certificates or Book-Entry Shares presented to the Paying Agent or Parent for any reason shall be canceled against delivery of the Merger Consideration to which the holders thereof are entitled pursuant to Section 2.01(a).
SECTION 2.04   Company RSUs.
(a)   At the Effective Time, each Company RSU, that is outstanding as of immediately prior to the Effective Time, whether vested but unsettled or unvested (including Company RSUs with market- or performance-based conditions (“Company PSUs”)), shall, by virtue of the Merger and without further action on the part of the holder thereof, be canceled and converted into the right to receive an amount in cash, without interest, equal to the product of (i) the Merger Consideration and (ii) the aggregate number of Shares underlying or denominated by such Company RSU (with respect to Company PSUs, vesting at target), less applicable Taxes and authorized deductions. Parent shall cause the Surviving Corporation to make the payments contemplated by this Section 2.04(a) as promptly as practicable after the Effective Time (and, in any event, no later than the next regularly scheduled payroll date after the Effective Time (or, if later, five (5) Business Days after the Effective Time)); provided, however, that no payment (including in respect of any Director DSU) shall be accelerated to the extent it would result in the imposition of a penalty or additional Tax under Section 409A of the Code, and instead, any such payment shall be made on the earliest date possible without resulting in the imposition of any such penalty Tax.

(b)   Prior to the Effective Time, the Company Board (and/or the compensation committee (or equivalent committee) of the Company Board) shall adopt such resolutions and take all such other actions (including providing any notices) as are necessary to give effect to the transactions contemplated by this Section 2.04. From and after the Effective Time, holders of Company RSUs shall cease to have any rights with respect to such Company RSUs, except the right to receive the payments contemplated by Section 2.04(a). The Company shall take all actions necessary to ensure that from and after the Effective Time, neither Parent nor the Surviving Corporation will be required to deliver Shares or other capital stock of the Company to any person pursuant to or in settlement of any Company RSUs.
SECTION 2.05   Certain Adjustments.   Notwithstanding the foregoing, if, between the date of this Agreement and the Effective Time, the outstanding Shares shall have been changed into a different number of shares or a different class, by reason of any stock dividend, subdivision, reclassification, recapitalization, split, combination, consolidation or exchange of shares, or any similar event shall have occurred, then the Merger Consideration shall be appropriately adjusted to provide the holders of Shares the same economic effect as contemplated by this Agreement prior to such event; provided, however, that this sentence shall not be construed to permit the Company to take any action with respect to its securities that is prohibited by the terms of this Agreement.
SECTION 2.06   Dissenting Shares.   Notwithstanding anything in this Agreement to the contrary, Shares outstanding immediately prior to the Effective Time and held by a holder or beneficial holder that or who is entitled to demand and has properly demanded appraisal for such Shares in accordance with, and that or who complies in all respects with, Section 262 of the DGCL (such Shares, the “Dissenting Shares”) shall not be converted into the right to receive the Merger Consideration, and shall instead be cancelled and represent the right to receive only the payment provided by Section 262 of the DGCL. If any such holder or beneficial holder fails to perfect or otherwise waives, withdraws or loses his, her or its right to appraisal under Section 262 of the DGCL, then the right of such holder or beneficial holder to receive such payment in respect of such Dissenting Shares shall cease and such Dissenting Shares shall be deemed to have been cancelled and converted, as of the Effective Time, into and shall be exchangeable solely for the right to receive the Merger Consideration and shall no longer be Dissenting Shares. The Company shall give Parent prompt notice and copies of any demands received by the Company for appraisal of Shares, attempted withdrawals of such demands and any other instruments served pursuant to the DGCL and received by the Company relating to rights to be paid the fair value of Dissenting Shares, and Parent shall have the right to participate in and direct all negotiations and Actions with respect to such demands. The Company shall not, except with the prior written consent of Parent, make any payment with respect to, or settle or compromise or offer to settle or compromise, any such demands, approve any withdrawal of any such demands or agree to do any of the foregoing.
ARTICLE III
REPRESENTATIONS AND WARRANTIES OF THE COMPANY
Except (a) as set forth in the Section or subsection of the disclosure schedule prepared by the Company and delivered to Parent and Merger Sub in connection with the execution and delivery of this Agreement (the “Company Disclosure Schedule”)

corresponding to the particular Section or subsection of this Article III, or to the extent the qualifying nature of a disclosure in any other Section or subsection of the Company Disclosure Schedule with respect to a specific representation and warranty is readily apparent on the face of such disclosure, or (b) other than with respect to Section 3.01, Section 3.04, Section 3.05, Section 3.06(b), Section 3.26, Section 3.27, and Section 3.28, as disclosed in any SEC Reports filed after January 1, 2021 and at least two (2) Business Days prior to the date of this Agreement (but (i) without giving effect to any amendment thereof filed with the Securities and Exchange Commission (the “SEC”) on or after the date of this Agreement, and (ii) excluding any risk factor disclosures contained under the heading “Risk Factors” (other than any factual information contained therein) and any disclosure of risks included in any “forward-looking statements” disclaimer or any other statements that are forward-looking, cautionary or predictive in nature), the Company hereby represents and warrants to Parent and Merger Sub as follows:
SECTION 3.01   Organization and Qualification.   The Company is a corporation, validly existing and in good standing under the laws of the State of Delaware and has the requisite power and authority to own, lease and operate its properties and to carry on its business as it is now being conducted. The Company is duly qualified or licensed as a foreign legal entity to do business, and is in good standing, in each jurisdiction where the character of the assets and properties owned, leased or operated by it or the nature of its business makes such qualification or licensing necessary, except for such failures to be so qualified or licensed and in good standing that would not have a Company Material Adverse Effect.
SECTION 3.02   Subsidiaries.
(a)   Section 3.02(a) of the Company Disclosure Schedule sets forth a complete and correct list as of the date of this Agreement of the (i) name, (ii) jurisdiction of organization of, and (iii) holder of any and all Equity Interests of, each Company Subsidiary.
(b)   Each Company Subsidiary is a corporation or other entity validly existing and in good standing (or the equivalent concept to the extent applicable) under the applicable Laws of the jurisdiction of its incorporation or organization. Each Company Subsidiary is duly qualified, licensed or authorized to do business and is in good standing in every jurisdiction (to the extent such concept exists in such jurisdiction) in which its ownership of property or the conduct of its business as now conducted requires such qualification, license or authorization, except where the failure to be so qualified, licensed or authorized or in good standing would not have a Company Material Adverse Effect. Each Company Subsidiary has all requisite corporate power and authority and all permits necessary to own, lease, and operate its properties and to carry on its business as it is now being conducted, except where the failure to hold such permits would not have a Company Material Adverse Effect.
(c)   Each outstanding Equity Interest of a Company Subsidiary is duly authorized, validly issued, fully paid and nonassessable and was issued free of preemptive (or similar) rights, and each such Equity Interest is owned by the Company or a Company Subsidiary free and clear of all Liens (other than Permitted Liens). Except for the Equity Interests of the Company Subsidiaries, the Company does not directly or indirectly own any Equity Interests in any other person.

(d)   There are no Equity Interests or outstanding equity awards of any Company Subsidiary obligating the Company or any Company Subsidiary to issue, sell or grant any Equity Interests of any Company Subsidiary.
SECTION 3.03   Certificate of Incorporation and Bylaws.   The Company has made available to Parent a true and complete copy of (a) the Company Charter, (b) the bylaws of the Company (the “Company Bylaws”), and (c) the certificate of incorporation and bylaws (or equivalent organizational documents) of each Company Subsidiary, each as in effect as of the date of this Agreement. Each such certificate of incorporation and bylaws (or equivalent organizational documents) is in full force and effect. The Company is not in violation of any provisions of the Company Charter or the Company Bylaws. None of the Company Subsidiaries is in violation of any of the provisions of its certificate of incorporation and bylaws (or equivalent organizational documents).
SECTION 3.04   Capitalization.
(a)   The authorized share capital of the Company consists of 10,000,000 shares of common stock, par value $0.10 per share, of the Company (the “Company Common Stock”).
(b)   As of May 23, 2024 (the “Capitalization Date”): (i) 1,759,954 shares of Company Common Stock were issued and outstanding, all of which are duly authorized, validly issued, fully paid and nonassessable and were issued free of preemptive (or similar) rights; (ii) 1,659,999 shares of Company Common Stock were held in the treasury of the Company; (iii) no shares of Company Common Stock were held by the Company Subsidiaries; (iv) 11,029 shares of Company Common Stock were reserved for future issuance in connection with the Company Stock Plans (of which 9,785 shares of Company Common Stock were subject to outstanding Company RSUs under the Company Stock Plans, including 1,808 Director DSUs and 1,778 Company PSUs (assuming satisfaction of any market- or performance-based conditions at target); and (v) 1,244 Company RSUs, none of which were Company PSUs or Director DSUs, were outstanding other than under the Company Stock Plans. All Shares subject to issuance as aforesaid, upon issuance on the terms and conditions specified in the instruments pursuant to which they are issuable, will be duly authorized, validly issued, fully paid and nonassessable and free of preemptive (or similar) rights.
(c)   The Company has previously provided a true and complete list, as of the Capitalization Date, of the number of shares of Company Common Stock subject to or denominated by each outstanding Company RSU, the name of the holder, the grant date, the vesting schedule (including acceleration provisions), whether settled in cash or shares of Company Common Stock, whether settled on a current or deferred basis, whether subject to equity or liability accounting treatment under applicable accounting principles, and the Company Stock Plan pursuant to which such Company RSU was granted (if applicable). Since the Capitalization Date through the date hereof, the Company has not granted any Company RSUs or any other equity incentive awards (whether under any Company Stock Plan or otherwise).
(d)   There are no bonds, debentures, notes or other indebtedness having general voting rights (or convertible into securities having such rights) of any member of the Company Group issued and outstanding or reserved for issuance. There are no outstanding obligations under Contract or otherwise of any member of the Company

Group to repurchase, redeem or otherwise acquire any Equity Interests of any member of the Company Group or any other person, or granting any preemptive rights, subscription rights, anti-dilutive rights, rights of first refusal or similar rights with respect to any Equity Interests of any member of the Company Group or any other person, or to provide funds to or make any investment (in the form of a loan, capital contribution or otherwise) in any member of the Company Group or any other person. None of the Company nor any other member of the Company Group is a party to any stockholders’ agreement, voting trust agreement or registration rights agreement relating to any Equity Interests or any other Contract relating to disposition, voting or dividends with respect to any Equity Interests.
(e)   There are no Equity Interests or outstanding equity awards of the Company obligating the Company to issue, sell or grant any Equity Interests of any member of the Company Group.
SECTION 3.05   Authority Relative to This Agreement.   The Company has all necessary corporate power and authority to execute and deliver this Agreement and to perform its obligations hereunder and to consummate the Transactions to be consummated by it (subject, in the case of the consummation of the Merger, to the receipt of the Company Stockholder Approval). The execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the Transactions to be consummated by it have been duly and validly authorized by all necessary corporate action, and no other corporate proceedings on the part of the Company are necessary to authorize this Agreement or to consummate the Transactions to be consummated by it (subject, in the case of the consummation of the Merger, to the receipt of the Company Stockholder Approval and the filing and recordation of appropriate merger documents as required by the DGCL). This Agreement has been duly and validly executed and delivered by the Company and, assuming the due authorization, execution and delivery by Parent and Merger Sub, constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, subject to the effect of any applicable bankruptcy, insolvency (including all applicable Laws relating to fraudulent transfers), reorganization, moratorium or similar applicable Laws affecting creditors’ rights generally and subject to the effect of general principles of equity (regardless of whether considered in a proceeding at law or in equity) (the “Enforceability Exceptions”).
SECTION 3.06   No Conflict; Required Filings and Consents.
(a)   The execution and delivery of this Agreement by the Company do not, and the performance of this Agreement by the Company and the consummation by the Company of the Transactions to be consummated by it will not, (i) conflict with or violate the Company Charter, the Company Bylaws or the certificate of incorporation and bylaws (or equivalent organizational documents) of any Company Subsidiary, (ii) assuming that all waiting period terminations or expirations, consents, approvals and other authorizations described in Section 3.06(b) have been obtained and that all filings and other actions described in Section 3.06(b) have been made or taken and the Company Stockholder Approval has been obtained, conflict with or violate any federal, state, local or non-U.S. law, common law, statute, ordinance or law, or any executive order, rule, regulation, standard, Order or agency requirement of any Governmental Authority (“Law”) applicable to the Company Group or by which any property or asset of the Company Group is bound, or (iii) result in any breach or violation of or constitute a default (or an event which, with notice or lapse of time or both, would become a default) by any member of the Company

Group under, or give to others any right of termination, amendment, acceleration or cancellation of, or result in the loss of any benefit under, or the creation of any Lien on the properties or assets of the Company Group pursuant to, any Contract to which a member of the Company Group is a party or by which a member of the Company Group or any property or asset of a member of the Company Group is bound or affected, except, with respect to each of the foregoing clauses (ii) and (iii), for any such conflicts, violations, breaches, defaults or other occurrences which would not have a Company Material Adverse Effect.
(b)   The execution and delivery of this Agreement by the Company does not, and the performance of this Agreement by the Company and the consummation by the Company of the Transactions to be consummated by it will not, require any consent, approval, authorization or permit of, or filing with or notification to, any federal, state, local or non-U.S. government, regulatory or administrative authority or commission or other governmental authority or instrumentality, Notified Body, accrediting body, administrative contractor or fiscal intermediary, stock exchange or self-regulatory organization, domestic or non-U.S., or any court, tribunal, or judicial or arbitral body (a “Governmental Authority”), except for (i) applicable requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and the rules and regulations promulgated thereunder, (ii) any filings required under the rules and regulations of Nasdaq, (iii) the filing of the Certificate of Merger with the Secretary of State of the State of Delaware pursuant to the DGCL, (iv) the premerger notification and waiting period requirements of the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the rules and regulations promulgated thereunder (the “HSR Act”), and such other Antitrust Laws or Foreign Investment Laws set forth on Section 3.06(b) of the Company Disclosure Schedule, and (v) when the failure to obtain such consent, approval, authorization or permit of, or to make such filing with or notification to, any Governmental Authority would not have a Company Material Adverse Effect.
SECTION 3.07   Permits.   Except as would not have a Company Material Adverse Effect, each member of the Company Group is in possession of all licenses, permits, approvals, accreditations, certificates, easements, concessions, franchises, variances, exemptions, consents, registrations, clearances, billing or provider numbers, waivers, orders, operating certificates of any Governmental Authority applicable to it and necessary for each such entity to own, lease, license, sublicense, use, occupy and operate its assets and properties or to carry on its business as it is now being conducted (the “Company Permits”), and each such Company Permit held by the Company or a Company Subsidiary is in full force and effect. Except as would not have a Company Material Adverse Effect, each member of the Company Group has timely submitted all renewal applications, reports, forms, registrations and documents required to be filed and paid all fees and assessments in connection with the Company Permits and has not received any written notice from a Governmental Authority alleging that it has failed to hold any Company Permits. Except as would not have a Company Material Adverse Effect, no member of the Company Group is, or since January 1, 2021, has been, in conflict with, or in default, breach or violation of, any Company Permit to which such entity is a party or by which such entity or any property or asset of such entity is bound. Except as would not have a Company Material Adverse Effect, (i) each member of the Company Group is in compliance with the rules and regulations of the Governmental Authority issuing such Company Permits; (ii) there is not pending or, to the Knowledge of the Company, threatened, before any other Governmental Authority any proceeding, notice of violation, order of forfeiture or complaint or investigation against any member of the Company Group relating to any conflict with, or default, breach or violation of, any of the Company Permits or any actual or threatened revocation, cancellation, termination, suspension, restriction, adverse modification or non-renewal of any such Company Permit; and (iii) the actions of the applicable Governmental Authorities granting all Company Permits have not been reversed, stayed, enjoined, annulled or suspended, and there is not pending or, to the Knowledge of the Company, threatened, any application, petition, objection or other pleading with any other Governmental Authority which challenges or questions the validity of or any rights of the holder under any Company Permit.
SECTION 3.08   Compliance.
(a)   Except as would not have a Company Material Adverse Effect, the businesses of the Company and each Company Subsidiary are, and since January 1, 2021, have been conducted in compliance with, and neither the Company nor any of the Company Subsidiaries is, or since January 1, 2021, has been, in violation of, in each case, any Laws applicable to such entity or by which any property or asset of such entity is bound.
(b)   Except as would not have a Company Material Adverse Effect, no investigation by any Governmental Authority with respect to any member of the Company Group is pending or, to the Company’s Knowledge, threatened, nor has any Governmental Authority indicated in writing an intention to conduct the same.
(c)   Except as would not be material to the Company Group, taken as a whole, no member of the Company Group is or, since January 1, 2021, has been, and none of their respective directors, officers or, to the Knowledge of the Company, employees or independent contractors is or has been, suspended or debarred from doing business by any Governmental Authority or declared ineligible for government contracting and, to the Company’s Knowledge, no such suspension or debarment action has been commenced.
(d)   Except as would not have a Company Material Adverse Effect, since January 1, 2021, the Company has not received any complaints through the Company’s whistleblower hotline or equivalent system for receipt of employee concerns regarding possible violations of applicable Law.
SECTION 3.09   Reports; SEC Filings; Financial Statements; Undisclosed Liabilities.
(a)   The Company has timely filed or otherwise furnished (as applicable) all registration statements, prospectuses, forms, reports, certifications, statements and other documents required to be filed or furnished by it under the Securities Act of 1933, as amended (the “Securities Act”) or the Exchange Act, as the case may be, together with all certifications required pursuant to the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”) since January 1, 2021 (such documents and any other documents filed by the Company with the SEC, as have been supplemented, modified or amended since the time of filing, collectively, the “SEC Reports”). As of their respective dates, or, if amended prior to the date hereof, as of the date of the last such amendment, the SEC Reports (i) were prepared in all material respects, in accordance with the applicable requirements of the Securities Act, the Exchange Act and/or the Sarbanes-Oxley Act, as the case may be, and, in each case, the rules and regulations promulgated thereunder, and (ii) did not, at the time they were filed, or, if amended prior to the date hereof, as of the date of such amendment, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading.
(b)   Each of the consolidated financial statements (including, in each case, any notes thereto) contained in the SEC Reports was prepared in accordance with United States generally accepted accounting principles (“GAAP”) applied on a consistent basis throughout the periods indicated (except as may be indicated in the notes thereto or, in the case of unaudited statements, as permitted by Form 10-Q of the SEC) and each fairly presents, in all material respects, the consolidated financial position, results of operations and cash flows of the Company and its consolidated Subsidiaries as at the respective dates thereof and for the respective periods indicated therein, except as otherwise noted therein (subject, in the case of unaudited statements, to the absence of notes and normal and recurring year-end adjustments, which, individually or in the aggregate, are not material in amount).
(c)   The Company maintains a system of internal controls over financial reporting (as defined in Rules 3a-15(f) and 15d-15(f) of the Exchange Act) as required by Rules 13a-15 and 15d-15 of the Exchange Act. The Company (A) has established and maintains disclosure controls and procedures (as defined in Rules 13a-15(e) and 15d-15(e) of the Exchange Act) that are reasonably designed to ensure that material information required to be disclosed by the Company in the reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the SEC’s rules and forms and is accumulated and communicated to the Company’s management as appropriate to allow timely decisions regarding required disclosure and (B) has disclosed, based on the most recent evaluation by its Chief Executive Officer and its Chief Financial Officer, to the Company’s auditors and the audit committee of the Company Board (1) any significant deficiencies and material weaknesses in the design or operation of internal controls over financial reporting that are reasonably likely to adversely affect in any material respect the Company’s ability to record, process, summarize and report financial information and (2) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal controls over financial reporting.
(d)   No member of the Company Group is a party to, or has any commitment to become a party to, any securitization transaction, joint venture, off-balance sheet partnership or similar Contract (including any Contract or arrangement relating to any transaction or relationship between or among the Company, on the one hand, and any unconsolidated Affiliate, including any structured finance, special purpose or limited purpose entity or person, on the other hand), or any “off-balance sheet arrangements” (as defined in Item 303(a) of Regulation S-K promulgated by the SEC), where the result, purpose or intended effect of such Contract is to avoid disclosure of any material transaction involving, or material liabilities of, any member of the Company Group in the Company’s published financial statements or other SEC Reports.
(e)   Neither the Company nor any Company Subsidiary has any liability or obligation of any nature whatsoever, including those required to be reflected or reserved against on a balance sheet prepared in accordance with GAAP (or the notes thereto) (whether accrued, absolute, contingent or otherwise), except for liabilities and obligations

(i) reflected or reserved against on the consolidated balance sheet of the Company as at December 31, 2023 (including the notes thereto) included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023 (the “Latest Balance Sheet”), (ii) incurred in connection with the Transactions, or (iii) incurred in the ordinary course of business consistent with past practice since December 31, 2023 and which would not have a Company Material Adverse Effect.
(f)   Since January 1, 2021, the Company has been in and is in compliance with the applicable provisions of the Sarbanes-Oxley Act and the applicable rules and regulations of Nasdaq, except as would not have a Company Material Adverse Effect.
(g)   As of the date hereof, there are no material outstanding or unresolved comments in comment letters received from the SEC staff with respect to any SEC Reports and none of the SEC Reports is, to the Knowledge of the Company, the subject of ongoing SEC review. There are no formal internal investigations, any SEC inquiries or investigations or other inquiries or investigations by any Governmental Authority that are pending or, to the Company’s Knowledge, threatened, in each case regarding any accounting practices of the Company or any Company Subsidiary.
SECTION 3.10   Absence of Certain Changes or Events.   Since December 31, 2023, through the date of this Agreement: (a) there has not been a Company Material Adverse Effect; and (b)(i) except in connection with the Transactions, the members of the Company Group have conducted their businesses in the ordinary course of business consistent with past practice in all material respects; and (ii) no member of the Company Group has taken action that, if taken after the date hereof, would constitute a breach of Section 5.01 (other than Section 5.01(b)(ii), Section 5.01(b)(viii) and, in the case of each of the foregoing, Section 5.01(b)(xviii)).
SECTION 3.11   Absence of Litigation.   Except as would not have a Company Material Adverse Effect: (a) there is no litigation, suit, claim, action, arbitration, mediation, proceeding or investigation (an “Action”) pending or, to the Knowledge of the Company, threatened against any member of the Company Group, or any property or asset of any member of the Company Group (or any director or officer of any member of the Company Group in such capacity as director or officer); and (b) no member of the Company Group nor any property or asset of any member of the Company Group is subject to any continuing Order of, or settlement agreement or other similar written agreement with, any Governmental Authority or any Order of any Governmental Authority.
SECTION 3.12   Employee Benefit Plans.
(a)   Section 3.12(a) of the Company Disclosure Schedule sets forth a true and complete list of all Plans. With respect to each Plan, the Company has made available to Parent true, correct and complete copies of such Plan (including any amendments thereto) (or a description, if such Plan is not written), together with a copy of (if applicable): (i) each trust, insurance or other funding arrangement; (ii) each summary plan description and summary of material modifications; (iii) the most recently filed Internal Revenue Service (the “IRS”) Forms 5500; (iv) the most recent determination or opinion letter from the IRS; (v) the most recently prepared actuarial reports and financial statements in connection with each such Plan; and (vi) all material, non-routine documents and correspondence related thereto received from or provided to any Governmental Authority during the past three years.

(b)   Neither the Company nor any ERISA Affiliate (nor any predecessor of any such entity) has ever sponsored, maintained, administered, contributed to or been obligated to contribute to, or has (or could reasonably be expected to have) any direct or indirect liability with respect to, any plan, program, fund, or arrangement that is a (i) defined benefit pension plan; (ii) plan subject to Section 302 or Title IV of ERISA or Section 412 of the Code; (iii) multiemployer plan within the meaning of Section 3(37) of ERISA; or (iv) multiple employer welfare arrangement as defined in Section 3(40) of ERISA. Neither the Company nor any of the Company Subsidiaries has any current or projected material liability in respect of, and no Plan provides or promises, any material post-employment or post-retirement health or life insurance or similar benefits to any Employee or Non-Employee Service Provider except as required under Section 4980B of the Code or any other applicable Law.
(c)   Each Plan that is intended to be qualified under Section 401(a) of the Code is so qualified and has received a favorable determination or opinion letter, or has pending or has time remaining in which to file, an application for such determination from the IRS, and, to the Knowledge of the Company, nothing has occurred and no circumstances exist that would reasonably be expected to adversely affect the qualified status of such Plan. Each Plan that is required to be funded is and has been funded.
(d)   Each Plan has been established, maintained and administered in all material respects in accordance with its terms and in compliance with the applicable provisions of ERISA, the Code and other applicable Laws and regulatory guidance issued by any Governmental Authority. Each Plan, and any award thereunder, that is or forms part of a “nonqualified deferred compensation plan” within the meaning of Section 409A of the Code complies with, and has been operated in compliance with, in all material respects, and the Company and the Company Subsidiaries have complied in practice and operation with, all applicable requirements of Section 409A of the Code.
(e)   With respect to any Plan, (i) no material Actions (other than routine claims for benefits in the ordinary course) are pending or, to the Knowledge of the Company, threatened, and (ii) no material administrative investigation, audit or other administrative proceeding by the Department of Labor, the IRS or other Governmental Authority is pending, in progress or, to the Knowledge of the Company, threatened.
(f)   Neither the execution of this Agreement nor the consummation of the Transactions shall (either alone or in connection with the termination of employment or service of any Employee or Non-Employee Service Provider following, or in connection with, the Transactions or any other event): (i) accelerate the time of payment or vesting or trigger any payment or funding (through a grantor trust or otherwise) of compensation or benefits under, or increase the amount payable or trigger any other obligation pursuant to, any of the Plans to any Employee or Non-Employee Service Provider; (ii) limit or restrict the right of the Company or any Company Subsidiary or, after the consummation of the Transactions, Parent, to merge, amend or terminate any of the Plans; (iii) entitle any Employee or Non-Employee Service Provider to any payment or benefit, including any bonus, retention, severance, retirement or job security payment or benefit; or (iv) result in the payment of any “excess parachute payment” within the meaning of Section 280G of the Code. Neither the Company nor any Company Subsidiary has any obligation to gross-up, indemnify or otherwise reimburse any person for any Tax incurred by such person, including under Section 409A or 4999 of the Code.

(g)   Neither the Company nor any Company Subsidiary has any express or implied commitment (i) to create, incur liability with respect to or cause to exist any other compensation, benefit, fringe benefit or other plan, program, arrangement or agreement or to enter into any contract or agreement to provide compensation or benefits to any individual, in each case other than as required by the terms of the Plans as in effect as of the date hereof or (ii) to modify, change or terminate any Plan, (including to increase any compensation or benefits provided thereunder) other than a modification, change or termination required by applicable Law.
(h)   All material contributions, premiums and payments that are due have been made for each Plan within the time periods prescribed by the terms of such plan and applicable Law.
SECTION 3.13   Labor and Employment Matters.
(a)   Neither the Company nor any Company Subsidiary is or has been a party to, or is currently negotiating in connection with entering to, and no Employee or Non-Employee Service Provider is covered by, any collective bargaining agreement, works council arrangement or other labor union Contract, nor, to the Knowledge of the Company, has there been activities or proceedings of any labor union or works council to organize any such Employees or Non-Employee Service Providers. There are no, and since January 1, 2021, there have been no unfair labor practice complaints pending or, to the Knowledge of the Company, threatened against the Company or any Company Subsidiary before the National Labor Relations Board or any other Governmental Authority or any current union representation questions involving Employees or Non-Employee Service Providers. There is no, and since January 1, 2021, there has been no, strike, work stoppage or lockout pending or threatened in writing (or, to the Knowledge of the Company, orally) by or with respect to any Employees or Non-Employee Service Providers. The consent of, consultation of or the rendering of formal advice by any labor or trade union, works council or any other employee representative body is not required for the Company to enter into this Agreement or to consummate any of the Transactions. Neither the Company nor any Company Subsidiary has effectuated a “plant closing” or “mass layoff” as defined in the WARN Act during the one (1)-year period preceding the date hereof or has taken any action that would reasonably be expected to cause Parent or any of its Affiliates to have any material liability or other obligation following the Closing Date under the WARN Act.
(b)   The Company and each Company Subsidiary are and have been in compliance in all material respects with all Laws relating to employment or labor, including those related to wages, hours, overtime, employee classification, discrimination, sexual harassment, civil rights, work authorization, immigration, safety and health, information privacy and security, workers’ compensation, continuation coverage under group health plans, wage payment, the payment and withholding of Taxes and collective bargaining.
(c)   Since January 1, 2021, (i) there have not been any Actions relating to, or complaints, notices or allegations, in each case, made in writing or orally, relating to, sex-based discrimination, sexual harassment or sexual misconduct, or breach of any sex-based discrimination, sexual harassment or sexual misconduct policy of the Company or any Company Subsidiary relating to the foregoing, in each case involving the Company, a Company Subsidiary or any Employee or Non-Employee Service Provider while serving in such capacity or in any other capacity and (ii) there have not been any settlements or similar out-of-court or pre-litigation arrangement relating to any such matters, and, to the Knowledge of the Company, no such action has been threatened.
(d)   To the Knowledge of the Company, no Employee or Non-Employee Service Provider is in violation of any term of any restrictive covenant agreement entered into with the Company or any Company Subsidiaries or with a former employer or client relating to the right of any such Employee or Non-Employee Service Provider to be employed or engaged by the Company or any Company Subsidiaries.
(e)   The Company has previously provided a true and complete list which sets forth, (i) for each Employee, such employee’s identification number, name (unless prohibited by applicable Law), employer, title, hire date, location, whether full- or part-time, whether active or on leave, whether exempt from the Fair Labor Standards Act, annual salary or wage rate, most recent annual bonus received and current annual bonus opportunity, and (ii) for each Non-Employee Service Provider who is an individual independent contractor or consultant, on an anonymous basis, such contractor’s or consultant’s duties and rate of compensation.
SECTION 3.14   Real Property; Title to Assets.
(a)   Section 3.14(a) of the Company Disclosure Schedule sets forth a true and complete list of all real property owned by the Company or any of the Company Subsidiaries (collectively, the “Owned Real Property”). Except as would not have a Company Material Adverse Effect, the Company or a Subsidiary of the Company has good and valid fee title to each Owned Real Property, in each case free and clear of all Liens and defects in title, except for Permitted Liens. Neither the Company nor its Subsidiaries has granted, or is obligated under, any option, right of first offer, right of first refusal or similar contractual right to sell or dispose of the Owned Real Property or any portion thereof or interest therein. Neither the Company nor its Subsidiaries have leased or otherwise granted to any person the right to use or occupy any of the Owned Real Property or any portion thereof.
(b)   No member of the Company Group leases any real property, and no member of the Company Group is a party to any Contract to lease any real property or interest therein.
(c)   Except as would not have a Company Material Adverse Effect, (i) the Company Group has valid and subsisting ownership interests in all of the tangible personal property reflected in the Latest Balance Sheet as being owned by the Company Group or acquired after the date thereof (except tangible personal properties sold or otherwise disposed of since the date thereof in the ordinary course of business), free and clear of all Liens, other than Permitted Liens, and (ii) such tangible personal property is in good operating condition and repair (normal wear and tear excepted) and is adequate and suitable for the operation of the business of the Company Group, as currently conducted.
SECTION 3.15   Taxes.
(a)   Each member of the Company Group (i) has timely filed (taking into account any extension of time to file granted or obtained) all income and other material Tax Returns required to be filed by them, and such Tax Returns are correct and complete in all material respects and (ii) has timely paid all material amounts of Taxes required to be paid by them (whether or not shown as due on any Tax Return) except to the extent that such Taxes are being contested in good faith in appropriate proceedings and for which the Company or the appropriate Company Subsidiary has set aside adequate reserves in accordance with GAAP. All material amounts of Taxes required to have been withheld by any member of the Company Group with respect to amounts paid or owing to any employee, independent contractor, creditor or other third party have been timely withheld and remitted to the applicable Governmental Authority.
(b)   There are no pending audits, examinations, investigations, refunds, litigation, proposed adjustments or other proceedings by a Governmental Authority in respect of any material Taxes or Tax Returns of any member of the Company Group and no such audits, examinations, investigations, refunds, litigation, proposed adjustments or other proceedings have been proposed or, to the Knowledge of the Company, threatened by a Governmental Authority. No deficiency for any material amount of Tax has been asserted or assessed by any Governmental Authority in writing against any member of the Company Group, which deficiency has not been satisfied by payment, settled or been withdrawn or is not being contested in good faith in appropriate proceedings and for which such member of the Company Group has set aside adequate reserves in accordance with GAAP. There are no Liens for Taxes on any of the assets of any member of the Company Group, other than Permitted Liens.
(c)   No member of the Company Group has any liability for the Taxes of another person (i) pursuant to Treasury Regulation Section 1.1502-6 (or any similar provision of state, local or non-U.S. Law) by reason of being a member of an affiliated, consolidated, combined or unitary group (other than a group that solely includes the Company and/or any of the Company Subsidiaries) or (ii) by reason of being party to any Tax sharing, Tax allocation or Tax indemnification agreement or other similar agreement (other than customary Tax indemnification provisions in commercial agreements or arrangements, in each case not primarily relating to Taxes and entered into in the ordinary course of business, or any agreement solely between or among the Company and the Company Subsidiaries).
(d)   No member of the Company Group has received written notice of any claim made by a Governmental Authority in a jurisdiction where the Company or any of the Company Subsidiaries does not file a Tax Return, which claim has not been resolved prior to the date hereof, that the Company or any of the Company Subsidiaries is or may be subject to taxation by that jurisdiction.
(e)   No member of the Company Group has currently in effect any waiver of any statute of limitations in respect of Taxes or any agreement to any extension of time with respect to an assessment or deficiency for Taxes (other than as a result of obtaining an extension of time within which to file a Tax Return).
(f)   No member of the Company Group was a “distributing corporation” or “controlled corporation” in a transaction intended to qualify under Section 355 of the Code within the past two (2) years.
(g)   No member of the Company Group has participated in any “reportable transaction” within the meaning of Section 6707A(c)(1) of the Code, Treasury Regulation Section 1.6011-4 or any similar provision of state, local or non-U.S. Law.

(h)   No member of the Company Group will be required to include any item of income in, or exclude any item of deduction from, taxable income as a result of (i) any change in accounting method initiated by it or any other relevant party on or prior to the Closing Date, (ii) closing agreements pursuant to Section 7121 of the Code or any similar provision of state, local or non-U.S. Law entered into on or prior to the Closing Date, (iii) an installment sale or open transaction arising on or prior to the Closing Date, (iv) a material prepaid amount received, or paid, on or prior to the Closing Date, or (v) deferred gains arising from a transaction on or prior to the Closing Date.
(i)   The Company does not currently have, nor has it had at any time after December 31, 2016, a subsidiary organized outside of the United States.
SECTION 3.16   Material Contracts.
(a)   Section 3.16(a) of the Company Disclosure Schedule sets forth a true and complete list of each of the following types of Contracts (other than any Plans), including all amendments, supplements and modifications, to which a member of the Company Group is a party as of the date of this Agreement (such Contracts required to be set forth in such list, and each of the following Contracts to which the Company or any Company Subsidiary becomes a party after the date of this Agreement, the “Material Contracts”):
(i)   any Contract (other than purchase orders without an underlying master services agreement or similar Contract and which contain no material terms other than an obligation to deliver goods and/or to make payments) for the purchase of materials, supplies, goods, services, equipment or other assets where annual payments made by a member of the Company Group in the year ended December 31, 2023, or the year ending December 31, 2024, exceeded or is expected to exceed $2,000,000 and is not cancelable without penalty or further payment and without more than ninety (90) calendar days’ notice;
(ii)   any Contract (other than purchase orders without an underlying master services agreement or similar Contract and which contain no material terms other than an obligation to deliver goods and/or to make payments) involving a distributor, partner or reseller of Company Products pursuant to which a member of the Company Group received payments or expects to receive payments in excess of $2,000,000 in the aggregate during the year ended December 31, 2023, or the year ending December 31, 2024 and is not cancelable without penalty or further payment and without more than ninety (90) calendar days’ notice;
(iii)   all customer Contracts (other than purchase orders without an underlying master services agreement or similar Contract and which contain no material terms other than an obligation to deliver goods and/or to make payments) with actual or expected annual revenues for the year ended December 31, 2023, or the year ending December 31, 2024, in excess of $2,500,000;
(iv)   all Contracts that concern the licensing or sublicensing of, or other permission to use, or covenants not to sue with respect to, Intellectual

Property that is material to the business of the Company Group, taken as a whole (other than (A) non-exclusive license agreements granted to the Company or any Company Subsidiary for standard, unmodified, generally commercially available shrink-wrap or off-the-shelf Software with aggregate annual payments of less than $500,000, (B) non-exclusive licenses granted by the Company or any Company Subsidiary to customers in the ordinary course of business consistent with past practice, (C) non-exclusive licenses in agreements with service providers or in non-disclosure Contracts, in each case, that are ancillary to the purpose of such Contract and are entered into in the ordinary course of business consistent with past practice and (D) licenses for Open Source Software);
(v)   any Contract containing any non-compete, right of first offer or negotiation, or right of first refusal provision or any similarly restrictive provision with respect to any line of business, person, property or geographic area, in each case, that materially limits the business of any member of the Company Group;
(vi)   any Contract (A) obligating any member of the Company Group to purchase or otherwise obtain any product or service exclusively from a single party or sell any product or service exclusively to a single party, or granting any person “most favored nation” or similar status with respect to the Company Products or (B) under which any person has been granted the right to manufacture, sell, market or distribute any Company Product on an exclusive basis to any person or group of persons or in any geographical area;
(vii)   (A) all joint venture and partnership Contracts and (B) all Contracts that provide for, relate to or involve any sharing of revenues, profits or losses with one or more persons;
(viii)   all loan agreements, credit agreements, notes, debentures, bonds, mortgages, indentures and other Contracts pursuant to which any indebtedness of the Company or any of the Company Subsidiaries is outstanding or may be incurred and all guarantees of or by the Company or any of the Company Subsidiaries of any indebtedness of any other person (except for any intercompany indebtedness among the Company and any wholly owned Company Subsidiaries);
(ix)   any Contract relating to the disposition or acquisition by any member of the Company Group of assets or Equity Interests of an operating business;
(x)   any Contract involving commitments to make capital expenditures involving $1,000,000 or more individually in any calendar year;
(xi)   any Contract containing any “take or pay”, minimum commitments or similar provisions which, in each case, is expected to involve payments (including penalty or deficiency payments) by a member of the Company Group in excess of $2,000,000 and is not cancelable without penalty or further payment and without more than ninety (90) calendar days’ notice;

(xii)   each settlement agreement entered into since January 1, 2021, including any such agreement with a Governmental Authority, that (A) requires a member of the Company Group to pay more than $100,000 after the date of this Agreement or (B) imposes any material ongoing obligations or restrictions on any member of the Company Group or its business after the date of this Agreement;
(xiii)   containing any swap, cap, floor, collar, futures contract, forward contract, option and any other derivative financial instrument, contract or arrangement, based on any commodity, security, instrument, asset, rate or index of any kind or nature whatsoever that is material to the Company and its Subsidiaries, taken as a whole;
(xiv)   any agency, dealer, sales representative, marketing or other similar Contract that is material to the Company and its Subsidiaries, taken as a whole;
(xv)   any Contract containing an employee non-solicitation or no hire provision applicable to any member of the Company Group that has been entered into outside of the ordinary course of business consistent with past practice; and
(xvi)   any Contract between any Governmental Authority, on the one hand, and the Company or any of its Subsidiaries, on the other hand.
(b)   True, correct and complete copies of each Material Contract have been made available to Parent. Except as would not have a Company Material Adverse Effect, each Material Contract is valid, binding and in full force and effect with respect to the member of the Company Group party thereto and, to the Knowledge of the Company, each other party thereto, in each case, subject to the Enforceability Exceptions. Except as would not be material to the Company Group, taken as a whole, (i) no member of the Company Group has received any written claim of breach or default under or cancellation of any Material Contract which remains unresolved as of the date of this Agreement, and (ii) no member of the Company Group is in breach or violation of, or default under, any Material Contract. To the Knowledge of the Company, as of the date of this Agreement (i) no other party is in material breach or violation of, or default under, any Material Contract, (ii) no material disagreements or disputes exist under any Material Contract and (iii) no member of the Company Group has received any written notice from any person that such person intends to terminate or not renew any Material Contract.
SECTION 3.17   Insurance.   Except as would not have a Company Material Adverse Effect: (a) each member of the Company Group maintains insurance policies (including cybersecurity insurance policies, clinical trial policies and product liability policies) with reputable insurance carriers or maintains self-insurance practices against all risks of a character and in such amounts as are usually insured against by similarly situated companies in the same or similar businesses; and (b) each such insurance policy is legal, valid, binding and enforceable in accordance with its terms and, except for policies that have expired under their terms in the ordinary course, is in full force and effect and all premiums due and payable thereon have been paid. Except as would not have a Company Material Adverse Effect, no member of the Company Group is in breach or default under any such policy and, to the Company’s Knowledge, no event has occurred which, with notice or the lapse of time or both, would constitute such a breach or default under, or permit termination or modification of, any such policy. Except as would not have a Company Material Adverse Effect, since January 1, 2021, no member of the Company Group has received any written notice regarding any invalidation or cancellation of any such insurance policy that has not been renewed in the ordinary course without any lapse in coverage. Except as would not have a Company Material Adverse Effect, since January 1, 2021, (i) there have been no claims pending under any of the Company’s insurance policies and, to the Knowledge of the Company, no event has occurred that is reasonably expected to give rise to an insurance claim, and (ii) there was no claim under any of the Company’s insurance policies as to which coverage was questioned, denied or disputed by the underwriters of such policies.
SECTION 3.18   Environmental Matters.   Except as would not have a Company Material Adverse Effect:
(a)   the Company and each Company Subsidiary is, and since January 1, 2021, has been, in compliance with all applicable Environmental Laws and Environmental Permits, which compliance includes obtaining, maintaining and renewing all applicable Environmental Permits;
(b)   there has been no Release of Hazardous Materials (i) at, on, under, in or from (i) any real property or facility currently owned, leased or operated by the Company or any Company Subsidiary, (ii) at, on, under, in or from any real property or facility formerly owned, leased or operated by the Company or any Company Subsidiary that occurred during the time of the Company or Company Subsidiary’s period of ownership, lease or operation; or (iii) to the Company’s Knowledge, at, on, under, in or from any third-party sites to which any Hazardous Materials have been sent for disposal, treatment, storage, processing, recycling or other handling by or on behalf of the Company or any Company Subsidiary (or any of their respective predecessors); and
(c)   no member of the Company Group has received any written claim, demand, request for information, citation or notice, no Action is pending, or to the Company’s Knowledge threatened, and no Order has been issued and is in effect, in each case with respect to the Company or any Company Subsidiary (or any of their respective predecessors) that is related to any Environmental Law, Environmental Permit, or Release of or exposure to any Hazardous Material.
SECTION 3.19   Intellectual Property.
(a)   Section 3.19(a) of the Company Disclosure Schedule sets forth a true and complete list of all Registered Owned Intellectual Property. Except as would not have a Company Material Adverse Effect, the Company and each Company Subsidiary has paid all registration, maintenance and renewal fees and have made all filings required to maintain their respective ownership of, and the validity and enforceability of, the Registered Owned Intellectual Property.
(b)   Except as would not be material to the Company Group, taken as a whole, (i) the operation of the business of the Company and each Company Subsidiary does not infringe, misappropriate or otherwise violate, and has not in the past six (6) years, infringed, misappropriated or otherwise violated, the Intellectual Property rights of any third party and (ii) no Actions are pending or, to the Knowledge of the Company, threatened against the Company or a Company Subsidiary alleging any of the foregoing. Except as would not have a Company Material Adverse Effect, to the Knowledge of the Company, no person has, in the past six (6) years, engaged in or is engaging in any activity that infringes, misappropriates or otherwise violates any Owned Intellectual Property or the Company’s (or any Company Subsidiary’s) rights in any Licensed Intellectual Property, and neither the Company nor any Company Subsidiary has brought or threatened any Action in connection with the foregoing.
(c)   Except as would not be material to the Company Group, taken as a whole, the Company or a Company Subsidiary is the sole and exclusive owner of each item of the Owned Intellectual Property, in each case, free and clear of all Liens (other than Permitted Liens). Except as would not have a Company Material Adverse Effect, (A) there exist no restrictions on the disclosure, use, license, or transfer of the Owned Intellectual Property or any of the Company’s or any of the Company Subsidiaries’ rights in or to the Licensed Intellectual Property that would adversely affect the business of the Company or any Company Subsidiary as currently conducted or currently contemplated to be conducted and (B) neither the execution of this Agreement by the Company nor the consummation of the Transactions will result in the loss of any benefit under, or create any Lien on, any Owned Intellectual Property or the Company’s or any Company Subsidiary’s rights in or to any Licensed Intellectual Property, in each case pursuant to any Contract to which a member of the Company Group is a party or by which a member of the Company Group or any Owned Intellectual Property is bound or affected.
(d)   (i) None of the Registered Owned Intellectual Property has been adjudged invalid or enforceable in whole or in part, and (ii) each item of the Registered Owned Intellectual Property is (A) subsisting, valid and enforceable and (B) not subject to any outstanding Order or Contract that would impair the validity or enforceability thereof, in each case of the foregoing clauses (i) through (ii), except as would not have a Company Material Adverse Effect. No Actions are pending or, to the Knowledge of the Company, threatened against the Company or a Company Subsidiary, challenging or seeking to deny or restrict the use by the Company or any Company Subsidiary of any Owned Intellectual Property or Licensed Intellectual Property, or the ownership, registrability, validity, patentability, scope or enforceability of any Owned Intellectual Property, except as would not have a Company Material Adverse Effect.
(e)   Except as would not have a Company Material Adverse Effect: (i) no Governmental Authority or academic or medical institution or consortium has provided any funding, facilities or personnel for the development or creation of, or has any claim of right to, ownership of or other Lien on, any Owned Intellectual Property; (ii) there is no prohibition or restriction by any Governmental Authority or academic or medical institution or consortium (including no assignment, grant back, license, “march-in” or other rights) on the use of any Owned Intellectual Property; and (iii) neither the Company nor any Company Subsidiary has participated in any standards-setting activities or joined any standards setting, Intellectual Property sharing, or similar organization that would affect the proprietary nature of any Owned Intellectual Property or restrict the ability of the Company or any Company Subsidiary to enforce, license or exclude others from using any Owned Intellectual Property.
(f)   Except as would not have a Company Material Adverse Effect, the Company and each Company Subsidiary have taken commercially reasonable steps in accordance with generally accepted industry practice for a similarly situated person to maintain, enforce and protect the Owned Intellectual Property, including the confidentiality of the trade secrets and other confidential Intellectual Property used or held for use in connection with its business. Except as would not have a Company Material Adverse Effect, (i) to the Knowledge of the Company, there has been no unauthorized use, disclosure or misappropriation of any trade secrets or other confidential Intellectual Property used or held for use in connection with the business of the Company or any Company Subsidiary by any person, and (ii) neither the Company nor any Company Subsidiary has disclosed any trade secrets or other confidential Intellectual Property to any person other than pursuant to written agreements (or comparable professional obligations of confidentiality) that require such trade secrets or other confidential Intellectual Property to be kept confidential and contain reasonably appropriate safeguards against the unauthorized use or disclosure thereof.
(g)   Except as would not be material to the Company Group, taken as a whole, all persons (including current and former employees, contractors and consultants) who participated in developing or creating any Intellectual Property for the Company or any Company Subsidiary, have executed written Contracts providing for the present assignment by such person to the Company or the applicable Company Subsidiary of any such Intellectual Property.
(h)   Except as would not have a Company Material Adverse Effect, no source code constituting any Software owned by the Company or any Company Subsidiary has been licensed, disclosed, shared, provided or released (except to third party service providers engaged by (or on behalf of) and for the benefit of the Company or any Company Subsidiary) or otherwise deposited to any person or into escrow (and neither the Company nor any Company Subsidiary has agreed to, or is otherwise required to, do the foregoing under any circumstance, including in connection with the consummation of the Transactions, except to third party service providers engaged by (or on behalf of) and for the benefit of the Company or any Company Subsidiary). Except as would not be material to the Company Group, taken as a whole, none of the Software included in the Owned Intellectual Property or distributed by, or otherwise used in the respective businesses of, the Company or any of the Company Subsidiaries contains any Software that is licensed under any terms or conditions that require that any Software included in the Owned Intellectual Property be (i) made available or distributed in source code form; (ii) licensed for the purpose of making derivative works; (iii) licensed under terms that allow reverse engineering, reverse assembly or disassembly of any kind; or (iv) redistributable at no charge.
SECTION 3.20   Data Privacy & Cybersecurity.
(a)   Except as would not be material to the Company Group, taken as a whole, (i) each member of the Company Group is, and at all times since January 1, 2021, has been, in compliance with all Privacy Obligations; (ii) the Company and the Company Subsidiaries have used commercially reasonable efforts to ensure that all service providers, data processors and other third parties that process any Personally Identifiable Information on behalf of the Company or any of the Company Subsidiaries are bound by written agreements including any terms required by applicable Privacy Laws and requiring such third parties to comply with applicable Privacy Laws and (iii) neither the execution of this Agreement by the Company nor the consummation of the Transactions will result in a breach or violation of any Privacy Obligation by the Company or any Company Subsidiary. Except as would not be material to the Company Group, taken as a whole, neither the

Company nor any Company Subsidiary has received any written or, to the Knowledge of the Company, threatened notices or complaints from any person or Governmental Authority alleging, or been subject to any audits or investigations concerning, and no Action is pending or, to the Knowledge of the Company, threatened alleging any failure to comply with any Privacy Obligations.
(b)   Except as would be material to the Company Group, taken as a whole, (i) the Systems operate and perform in accordance with their written documentation and functional specifications and, since January 1, 2021, otherwise have not malfunctioned, failed or experienced any breakdowns that resulted in continued substandard performance, or that caused disruption to or interruption of the business of the Company or any Company Subsidiary; (ii) each member of the Company Group has implemented and maintains commercially reasonable backup and data recovery, disaster recovery, encryption and business continuity policies, plans, procedures, facilities, and other reasonable technical and organizational measures, designed to prevent any failure, malfunction, breakdown, performance reduction, loss, theft, interruption, or unauthorized access, use, exfiltration, destruction, alteration, disclosure, modification, corruption, intrusion, breach of any security, or other adverse event affecting any Systems owned or controlled by, or, to the extent used in the operation of the business of the Company Group, licensed or leased to, the Company or any Company Subsidiary or any sensitive or confidential information, including Personally Identifiable Information, in the possession or control of the Company or any Company Subsidiary (each, a “Data Breach”); (iii) there has been no actual or alleged Data Breach affecting any Systems owned or controlled by or, to the Knowledge of the Company, licensed or leased to the Company or any Company Subsidiary; and (iv) no circumstances have arisen that would require the Company or any Company Subsidiary to notify a Governmental Authority or any other person of a Data Breach affecting any Systems owned or controlled by or, to the Knowledge of the Company, licensed or leased to the Company or any Company Subsidiary. Except as would not have a Company Material Adverse Effect, to the Knowledge of the Company, the Systems are free from any disabling codes or instructions, spyware, malware, Trojan horses, worms, viruses or other Software routines or devices that could be reasonably expected to permit or cause a Data Breach or any such Systems to be erased, inoperable, or otherwise incapable of being used.
SECTION 3.21   Anti-Corruption Compliance; Sanctions.
(a)   Except as would not have a Company Material Adverse Effect, since January 1, 2021, no member of the Company Group or any former or current director, officer or, to the Knowledge of the Company, agent, employee, partner or Affiliate acting on behalf of a member of the Company Group, is aware of or has taken any action, directly or indirectly, that has resulted or would result in: (i) a violation by any such person of any applicable Anti-Corruption Laws, including making use of the mails or any means or instrumentality of interstate commerce corruptly in furtherance of an offer, payment, promise to pay or authorization of the payment of any money, or other property, gift, promise to give or authorization of the giving of anything of value to any “foreign official” (as such term is defined in the FCPA) or any foreign political party or official thereof or any candidate for foreign political office, in contravention of any applicable Anti-Corruption Laws; (ii) a violation by any such person of any other applicable Anti-Corruption Laws; or (iii) a violation of, or operation in non-compliance with, any applicable export restrictions, anti-boycott regulations or embargo regulations.

(b)   Except as would not have a Company Material Adverse Effect, since January 1, 2021, each member of the Company Group has conducted its businesses in compliance in all respects with (i) the FCPA and any other applicable Anti-Corruption Laws and has retained, and continues to retain, accurate books and records and has instituted and continues to maintain policies and procedures reasonably designed to ensure, and which are reasonably expected to continue to ensure, continued compliance therewith, and (ii) (A) all applicable Laws relating to United States export controls and (B) all applicable anti-boycott prohibitions promulgated pursuant to the Export Administration Act of 1979, as amended, and regulations promulgated thereunder.
(c)   Except as would not have a Company Material Adverse Effect, since January 1, 2021, (i) each member of the Company Group, each of their respective directors and officers and, to the Knowledge of the Company, employees, acting in their capacity as such, is in compliance in all respects with all applicable Laws relating to its lobbying activities and campaign contributions, if any, and (ii) all filings required to be made under applicable Law relating to such lobbying activities and campaign contributions are accurate and have been properly filed with the appropriate Governmental Authority.
(d)   Except as would not have a Company Material Adverse Effect, neither the Company nor any of the Company Subsidiaries nor, to the Knowledge of the Company, any of their respective officers, directors or employees, nor any agent or other third party representative acting on behalf of the Company or any of the Company Subsidiaries is currently, or has been since January 1, 2021: (i) a Sanctioned Person; (ii) organized, resident or located in a Sanctioned Country; (iii) engaging in any dealings or transactions with or for the benefit of any Sanctioned Person or in any Sanctioned Country; or (iv) otherwise in violation of applicable Sanctions Laws, Ex-Im Laws or U.S. anti-boycott applicable Laws (collectively, “Trade Control Laws”).
(e)   Except as would not have a Company Material Adverse Effect, since January 1, 2021, neither the Company nor any of the Company Subsidiaries has: (i) received from any Governmental Authority or any person any written notice, inquiry or internal or external allegation; (ii) made any voluntary or involuntary disclosure to a Governmental Authority; or (iii) conducted any internal investigation or audit, in each case of the preceding clauses (i) through (iii), concerning any actual or potential violation or wrongdoing related to any applicable Anti-Corruption Laws or Trade Control Laws.
SECTION 3.22   Regulatory Matters.
(a)   Except as would not be material to the Company Group, taken as a whole: (i) the Company Products are in compliance with all current applicable Device Regulatory Laws; (ii) each member of the Company Group is in compliance with all applicable Device Regulatory Laws relating to the sourcing, procurement, and the import of raw materials for the Company Products and the methods and materials used in, and the facilities and controls used for, the design, manufacture, processing, packaging, labeling, storage, distribution, export, and import, if applicable, of the Company Products; (iii) each member of the Company Group has received confirmation from the Notified Body that a formal application for conformity assessment of the Company Products has been accepted and that the Company Products may continue to be placed on the market of the European Union countries until December 31, 2028; and (iv) since January 1, 2021, all such raw materials and all Company Products have been sourced, procured, processed, manufactured, packaged, labeled, stored, handled, distributed, exported, and imported, if applicable, by the Company Group in compliance with all applicable Device Regulatory Laws.
(b)   Except as would not be material to the Company Group, taken as a whole: (i) all preclinical and clinical investigations sponsored by or on behalf of a member of the Company Group with respect to any Company Product are being, and since January 1, 2021, have been, conducted in compliance with applicable Device Regulatory Laws, including Good Clinical Practices and Good Laboratory Practices requirements, and federal and state Laws restricting the use and disclosure of individually identifiable health information; and (ii) each member of the Company Group complies with, and since January 1, 2021, has complied with, all requirements under the Laws relating to monitoring and reporting of adverse events during clinical trials.
(c)   No action has been taken by any Governmental Authority or is in the process of being taken that would slow, halt or enjoin the development, manufacturing, or marketing of the Company Products or the operation of the business of the Company Group or subject the development, manufacturing, or marketing of the Company Products or a member of the Company to regulatory enforcement action.
(d)   Except as would not be material to the Company Group, taken as a whole, since January 1, 2021, the members of the Company Group have maintained records relating to the development, manufacture, testing, storage, handling, labeling, packaging, sale, marketing, promotion, distribution, import or export of the Company Products in material compliance with all applicable Device Regulatory Laws. Except as would not be material to the Company Group, taken as a whole, each member of the Company Group and each of their respective contractors and agents have submitted to FDA, Notified Bodies and all other applicable regulatory authorities, institutional review boards, or accreditation bodies, all required supplemental applications, 510(k) premarket notifications, CE Mark applications, pre-market approval applications and de novo classification requests, as applicable, notices, filings and annual or other reports and information.
(e)   Except as would not be material to the Company Group, taken as a whole, since January 1, 2021, all manufacturing operations for the Company Products conducted by or on behalf of a member of the Company Group have been and are being conducted in compliance with the QSR and any similar requirements of the FDA, Notified Bodies and any other Company Product regulatory authority, and the Company Products are not adulterated within the meaning of 21 U.S.C. § 351 or misbranded within the meaning of 21 U.S.C. § 352 or any similar Law. Except as would not be material to the Company Group, taken as a whole, no member of the Company Group or the directors, officers, employees, contractors or agents of a member of the Company Group have received from the FDA or any other Governmental Authority, institutional review board or accreditation body with respect to the ownership, development, testing, manufacturing, operation, storage, distribution, warehousing, packaging, labeling, handling, sale, promotion or marketing of the Company Products any written notice of any violation of any Device Regulatory Law concerning any Company Product, adverse inspection findings, finding of deficiency or non-compliance, penalty for corrective or remedial action, FDA warning letter or untitled letters, it-has-come-to-our-attention letters, FDA Form 483 notice, OAI establishment inspection report, regulatory letters, safety alert, stop sale/importation letters, notice of placement on import alerts, notices of clinical holds for clinical investigations, notices of violations, import refusals, Section 305 criminal proceeding notices under the

FDCA, prosecution notices or other similar communication from the FDA or any other Governmental Authority, or other similar compliance or enforcement action. Except as would not be material to the Company Group, taken as a whole, there have been no seizures conducted or, to the Knowledge of the Company, threatened by the FDA or any other Governmental Authority, and no voluntary or mandatory recalls, market withdrawals, field notifications, notifications of misbranding or adulteration, or safety alerts are pending or, to the Knowledge of the Company, threatened by the FDA or any other Governmental Authority, relating to the Company Products. To the Knowledge of the Company, there is no material act, omission, event or circumstance relating to the activities of a member of the Company Group, or any directors, officers, employees, contractors or agents of a member of the Company Group, or their conduct that would reasonably be expected to (i) cause the withdrawal or recall, or require suspension or additional approvals or clearances, of any Company Products, (ii) require a change in the manufacturing, marketing classification, labeling or intended use of any such Company Products, (iii) require the termination or suspension of marketing or sale of any such Company Products or (iv) give rise to or lead to any Action, complaint, inspection, notice, demand letter, warning or untitled letter, request for information or any associated liability with regard to the Company Products.
(f)   Except as would not be material to the Company Group, taken as a whole, no member of the Company Group or, to the Knowledge of the Company, any director, officer, employee, contractor or agent of a member of the Company Group is the subject of any pending Action or, to the Knowledge of the Company, any ongoing investigation or inquiry, or has received any notice of any actual investigation, inquiry, for-cause inspection or audit or other Action by a Governmental Authority regarding a violation of a Device Regulatory Law, including FDA pursuant to its “Fraud, Untrue Statements of Material Facts, Bribery, and Illegal Gratuities” policy as stated at 56 Fed. Reg. 46191 (September 10, 1991) (the “FDA Application Integrity Policy”) and any amendments thereto, or by any other similar Governmental Authority pursuant to any similar policy, or concerning allegations of a violation by a member of the Company Group or any director, officers, employees, contractors or agents of a member of the Company Group of any Device Regulatory Laws, nor has a member of the Company Group or, to the Knowledge of the Company, any director, officer, employee, contractor or agent of a member of the Company Group committed any act, or made any statement or failed to make any statement that would reasonably be expected to provide a basis for FDA to invoke the FDA Application Integrity Policy or other similar Governmental Authority to invoke a similar policy or a violation of a Device Regulatory Law. Except as would not be material to the Company Group, taken as a whole, no member of the Company Group and no director, officer, employee, contractor or agent of a member of the Company Group has violated any Device Regulatory Law nor knowingly made any false statements on, or omissions from, any notifications, applications, approvals, reports and other submissions to a Governmental Authority relating to any Company Product or has voluntarily disclosed any violations of Device Regulatory Laws related to any Company Product. Except as would not be material to the Company Group, taken as a whole, no member of the Company Group, nor any director, officer, employee, contractor or agent of a member of the Company Group, has been convicted of any crime or engaged in any other conduct for which debarment is mandated by 21 U.S.C. § 335a(a) or any similar Law, or authorized by 21 U.S.C. § 335a(b) or any similar Law.

(g)   Except as would not be material to the Company Group, taken as a whole, (i) each member of the Company Group, and each Company Product being manufactured, marketed, or distributed, is in compliance in all respects with the regulations for medical device reporting set forth in 21 C.F.R. Part 803, and reports of corrections and removal under 21 C.F.R. Part 806, and any similar Law; (ii) since January 1, 2021, each member of the Company Group has promoted, marketed, and continues to promote and market Company Products only for uses cleared or approved for such Company Product by the FDA or other Governmental Authority; and (iii) no litigation or Governmental Authority enforcement action or investigation is pending or threatened with respect to the Company Group or its members’ compliance with the requirements under Device Regulatory Laws, or the Company Group or its members’ promotional practices.
(h)   To the Knowledge of the Company, no member of the Company Group and no director, officer, employee, contractor or agent of a member of the Company Group, has been investigated for, charged with or convicted of a Federal Health Care Program-related offense, or convicted of, charged with or investigated for a violation of federal or state Law related to fraud, theft, embezzlement, breach of fiduciary responsibility, financial misconduct, obstruction of an investigation of controlled substances, or has been debarred, excluded or suspended from participation in a Federal Health Care Program (nor is any such debarment, exclusion or suspension pending), or been subject to any Order or consent decree of, or criminal or civil fine or penalty imposed by, any Governmental Authority except, in each case of this Section 3.22(h), as would not be material to the Company Group, taken as a whole.
SECTION 3.23   Products Liability.   Since January 1, 2021, all Company Products and all services related thereto have been manufactured, marketed, promoted, sold and delivered in conformity with all applicable Laws and express and implied warranties, in each case, except as would not be material to the Company Group, taken as a whole. Except as would not be material to the Company Group, taken as a whole, there are no claims existing, to the Knowledge of the Company, threatened against a member of the Company Group that a Company Product or any services related thereto are defective or fail to meet any requirements of applicable Laws or express and implied warranties.
SECTION 3.24   Affiliate Transactions.   As of the date of this Agreement, there are no transactions, Contracts between (i) the Company or the Company Subsidiaries, on the one hand, and (ii) any of the Company’s “affiliates” (as such term is defined in Rule 12b-2 promulgated under the Exchange Act) or “associates” (or any member of any of their “immediate family”) (as such terms are respectively defined in Rule 12b-2 and Rule 16a-1 of the Exchange Act), on the other hand, that would be required to be disclosed by the Company under Item 401 or Item 404 of Regulation S-K under the Securities Act (each, an “Affiliate Transaction”).
SECTION 3.25   Board Approvals; Vote Required.
(a)   The Company Board, by resolutions duly adopted at a meeting duly called and held, unanimously (i) determined that this Agreement, the Merger and the other Transactions to be consummated by the Company, are advisable and fair to, and in the best interests of, the Company and its stockholders, (ii) duly authorized and approved the execution, delivery and performance by the Company of this Agreement and the consummation by the Company of the Transactions to be consummated by the Company, including the Merger, and (iii) resolved, subject to Section 6.03(d), to recommend adoption of this Agreement by the stockholders of the Company (such recommendation, the “Company Board Recommendation”) and (iv) directed that the adoption of this Agreement be submitted to a vote of the Company’s stockholders. As of the date of this Agreement, the foregoing determinations and resolutions have not been rescinded, modified or withdrawn in any way.
(b)   Assuming the accuracy of the representations and warranties in Section 4.04, the affirmative vote of the holders of a majority of all outstanding shares of Company Common Stock to adopt this Agreement (the “Company Stockholder Approval”) is the only vote or consent of the holders of any class or series of the Company’s capital stock or other securities necessary to approve and adopt this Agreement and consummate the Merger.
SECTION 3.26   Takeover Laws.   Assuming the accuracy of the representations and warranties in Section 4.04, no “fair price”, “moratorium”, “control share acquisition”, “interested stockholder” or other applicable anti-takeover Law (including Section 203 of the DGCL), or any comparable anti-takeover provisions of the Company Charter or the Company Bylaws, would reasonably be expected to restrict or prohibit the execution of this Agreement, each party performing its obligations hereunder or the consummation of the Transactions. The Company has no “rights plan”, “rights agreement” or “poison pill” in effect.
SECTION 3.27   Opinion of the Company’s Financial Advisor.   The Company Board has received an opinion from Truist Securities, Inc. (“Truist”) to the effect that, as of the date of such opinion and based on and subject to certain assumptions, qualifications, limitations and other matters set forth therein, the Merger Consideration to be received by the holders of Shares pursuant to this Agreement is fair, from a financial point of view, to such holders (other than, as applicable, Parent, Merger Sub and their respective Affiliates). Promptly following the receipt thereof by the Company Board, the Company shall make available to Parent a copy of such opinion solely on a non-reliance basis and for informational purposes.
SECTION 3.28   Brokers.   No broker, finder or investment banker (other than Truist) is entitled to any brokerage, finder’s or other fee or commission in connection with the Transactions based upon arrangements made by or on behalf of the Company. Prior to the date of this Agreement, the Company has made available to Parent a copy of the engagement letter, dated April 5, 2024, between the Company and Truist and such engagement letter has not been amended or modified.
ARTICLE IV
REPRESENTATIONS AND WARRANTIES OF PARENT AND MERGER SUB
Parent and Merger Sub hereby, jointly and severally, represent and warrant to the Company that:
SECTION 4.01   Corporate Organization.   Each of Parent and Merger Sub is a corporation, in each case, validly existing and in good standing under the applicable Laws of the jurisdiction of its organization and has the requisite power and authority to own, lease and operate its properties and to carry on its business as it is now being conducted, except where the failure to be so validly existing and in good standing or to have such power and authority would not, individually or in the aggregate, prevent or materially delay the consummation of any of the Transactions.
SECTION 4.02   Authority Relative to This Agreement.   Each of Parent and Merger Sub has all necessary corporate power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the Transactions to be consummated by it. The execution, delivery and performance of this Agreement by Parent and Merger Sub and the consummation by Parent and Merger Sub of the Transactions to be consummated by them have been duly and validly authorized by all necessary corporate action, and no other corporate proceedings on the part of Parent or Merger Sub are necessary to authorize this Agreement or to consummate the Transactions to be consummated by them (subject, in the case of the Merger, to the adoption of this Agreement by the sole stockholder of Merger Sub and the filing and recordation of appropriate merger documents as required by the DGCL). This Agreement has been duly and validly executed and delivered by Parent and Merger Sub and, assuming due authorization, execution and delivery by the Company, constitutes a legal, valid and binding obligation of each of Parent and Merger Sub, enforceable against each of Parent and Merger Sub in accordance with its terms, subject to the Enforceability Exceptions.
SECTION 4.03   No Conflict; Required Filings and Consents; Agreements.
(a)   The execution and delivery of this Agreement by Parent and Merger Sub do not, and the performance of this Agreement by Parent and Merger Sub and the consummation by Parent and Merger Sub of the Transactions will not, (i) conflict with or violate the certificate of incorporation or bylaws of Parent or Merger Sub, (ii) assuming that all waiting period terminations or expirations, consents, approvals and other authorizations described in Section 4.03(b) have been obtained and that all filings and other actions described in Section 4.03(b) have been made or taken, conflict with or violate any Law applicable to Parent or Merger Sub or by which any property or asset of either of them is bound or affected or (iii) result in any breach or violation of, or constitute a default (or an event which, with notice or lapse of time or both, would become a default) under, or give to others any right of termination, amendment, acceleration or cancellation of, any Contract or other instrument or obligation to which Parent or Merger Sub is a party or by which Parent or Merger Sub or any property or asset of either of them is bound or affected, except, with respect to each of the foregoing clauses (ii) and (iii), for any such conflicts, violations, breaches, defaults or other occurrences which would not prevent or materially delay consummation of any of the Transactions or otherwise prevent or materially delay Parent and Merger Sub from performing their obligations under this Agreement.
(b)   The execution and delivery of this Agreement by Parent and Merger Sub do not, and the performance of this Agreement by Parent and Merger Sub and the consummation by Parent and Merger Sub of the Transactions will not, require any consent, approval, authorization or permit of, or filing with or notification to, any Governmental Authority, except for (i) applicable requirements, if any, of the Exchange Act and the rules and regulations promulgated thereunder, (ii) any filings required under the rules and regulations of Nasdaq, (iii) the filing of the Certificate of Merger with the Secretary of State of the State of Delaware pursuant to the DGCL, (iv) the premerger notification and waiting period requirements of the HSR Act and such other Antitrust Laws or Foreign Investment Laws set forth on Section 3.06(b) of the Company Disclosure Schedule and

(v) when the failure to obtain such consent, approval, authorization or permit of, or to make such filing with or notification to, any Governmental Authority would not, individually or in the aggregate, prevent or materially delay the consummation of any of the Transactions.
SECTION 4.04   Ownership of Company Common Stock.   Neither Parent nor any of its Subsidiaries (including Merger Sub) is, and at no time during the three (3) years prior to the date of this Agreement has Parent or any of its Subsidiaries (including Merger Sub) been, an “interested stockholder” of the Company (as defined in Section 203 of the DGCL). Neither Parent nor any of its Subsidiaries (including Merger Sub) is a party to any agreement, arrangement or understanding (other than this Agreement or any Voting Agreement) for the purpose of acquiring, holding, voting or disposing of, any shares of capital stock of the Company.
SECTION 4.05   Absence of Litigation.   There is no Action pending or, to the knowledge of Parent, threatened, against Parent or any of its Subsidiaries (including Merger Sub) before any Governmental Authority that would reasonably be expected to prevent or materially delay the consummation of any of the Transactions or otherwise prevent or materially delay Parent or Merger Sub from performing their respective obligations under this Agreement. As of the date of this Agreement, neither Parent nor any of its Subsidiaries (including Merger Sub) is subject to any continuing Order of, or settlement agreement or other similar written agreement with, any Governmental Authority, that would or seeks to prevent or materially delay the consummation of any of the Transactions or otherwise prevent or materially delay Parent or Merger Sub from performing their respective obligations under this Agreement.
SECTION 4.06   Operations of Merger Sub.   Merger Sub is a wholly-owned Subsidiary of Parent, was formed solely for the purpose of engaging in the Transactions, has engaged in no other business activities prior to the date of this Agreement and has conducted its operations only as contemplated by this Agreement.
SECTION 4.07   Sufficient Funds.   Parent and Merger Sub will have available to them at the Effective Time sufficient cash to perform all of their respective obligations under this Agreement and to consummate the Merger and the Transactions to be consummated by them. Parent’s and Merger Sub’s obligations under this Agreement are not subject to any conditions regarding Parent’s or Merger Sub’s ability to obtain financing for the consummation of the Merger or the other Transactions to be consummated by Parent or Merger Sub.
SECTION 4.08   Brokers.   The Company will not be responsible for any brokerage, finder’s or other fee or commission to any broker, finder or investment banker in connection with the Transactions based upon arrangements made by or on behalf of Parent or Merger Sub.

ARTICLE V
CONDUCT OF BUSINESS PENDING THE MERGER
SECTION 5.01   Conduct of Business by the Company Pending the Merger.
(a)   The Company agrees that, between the date of this Agreement and the earlier of the Effective Time and the termination of this Agreement in accordance with its terms (the “Pre-Closing Period”), except (i) as required by applicable Law, (ii) with the prior written consent of Parent (such consent not to be unreasonably withheld, conditioned or delayed, and such consent shall be deemed given if Parent provides no written response within five (5) Business Days after a written request by the Company for such consent), (iii) as expressly contemplated by any other provision of this Agreement or (iv) as set forth in Section 5.01(a) of the Company Disclosure Schedule, the Company shall, and shall cause the Company Subsidiaries to, use reasonable best efforts (A) to conduct the businesses of the Company Group in the ordinary course of business consistent with past practice and (B) to: (1) preserve substantially intact the business organization, material assets and material properties of the Company Group, (2) keep available the services of its Key Employees on commercially reasonable terms, (3) maintain in effect all Company Permits and (4) maintain in full force and effect its insurance policies (including, for the avoidance of doubt, paying all premiums thereon and renewing or replacing such insurance policies on or prior to their expiration).
(b)   Without limiting Section 5.01(a), and as an extension thereof, except as expressly contemplated by any other provision of this Agreement, as set forth in Section 5.01(b) of the Company Disclosure Schedule or as required by applicable Law, neither the Company nor any Company Subsidiary shall, during the Pre-Closing Period, do any of the following without the prior written consent of Parent (such consent not to be unreasonably withheld, conditioned or delayed, and such consent shall be deemed given if Parent provides no written response within five (5) Business Days after a written request by the Company for such consent):
(i)   amend or otherwise change its certificate of incorporation, bylaws or other similar organizational documents (including the Company Charter and the Company Bylaws), whether by merger, consolidation or otherwise;
(ii)   issue, grant, sell, dispose of, encumber or authorize such issuance, sale, disposition or encumbrance of, any Equity Interests of the Company or any Company Subsidiary (except for the issuance or withholding of Shares issuable pursuant to Company RSUs that are outstanding on the date of this Agreement (in accordance with their existing terms));
(iii)   declare, set aside, make or pay any dividend or other distribution, payable in cash, shares, property or otherwise, with respect to any of Equity Interests of the Company or any Company Subsidiary, except for dividends or other distributions by any direct or indirect wholly owned Company Subsidiary to the Company or any other direct or indirect wholly owned Company Subsidiary;
(iv)   adjust, reclassify, combine, split (including any reverse stock split), recapitalize, exchange, subdivide or redeem, repurchase, or purchase or otherwise acquire, directly or indirectly, any Equity Interests of the Company or any Company Subsidiary;
(v)   sell, transfer, lease, sublease, license, mortgage, pledge, encumber, allow to lapse, assign, abandon, disclaim, dedicate to the public, incur any Lien on (other than a Permitted Lien) or otherwise dispose of, or authorize any of the foregoing with respect to, any of its properties, assets, licenses, operations, rights, businesses or interests therein (but not including Intellectual Property, which is the subject of Section 5.01(b)(xv)) except (A) pursuant to Contracts in force on the date of this Agreement and made available to Parent, (B) such dispositions of assets no longer used in the ordinary course of business of the Company’s or the applicable Company Subsidiary’s business as conducted as of the date of this Agreement, (C) such dispositions among the Company and the wholly-owned Company Subsidiaries, or (D) Company Products to customers in the ordinary course of business consistent with past practice;
(vi)   acquire (including by amalgamation, merger, consolidation or acquisition of Equity Interests or assets or any other business combination), directly or indirectly, (A) any assets, securities, or interests, other than in the ordinary course of business consistent with past practice or pursuant to Contracts in effect on the date hereof and made available to Parent, (B) any company, corporation, partnership or other business organization (or any division thereof or any Equity Interest thereof), or (C) any real property;
(vii)   (A) repurchase, prepay or incur any indebtedness for borrowed money or issue any debt securities, or issue or sell options, warrants, calls or other rights to acquire any of its debt securities, (B) make any loans, advances or capital contributions to, or investments in, any other person (other than a Company Subsidiary) or (C) assume, guarantee, endorse or otherwise become liable or responsible for the indebtedness or other obligations of another person (other than a guaranty by the Company on behalf of any Company Subsidiary), in each case, except pursuant to borrowings under existing lines of credit, letters of credit or similar arrangements as of the date hereof and Contracts for which are made available to Parent;
(viii)   enter into, materially amend, waive any rights under, or voluntarily terminate any Material Contract (or any other Contract that would be deemed a Material Contract if it had been entered into prior to the date of this Agreement), other than (A) with respect to Contracts that are Material Contracts solely as a result of clauses (i), (ii) and (iii) of Section 3.16(a), in the ordinary course of business consistent with past practice or (B) terminations as a result of a material breach or default of the counterparty, or the expiration of such Contract in accordance with its terms as in effect on the date of this Agreement;
(ix)   authorize, or make any commitment with respect to, capital expenditures that exceed $500,000 individually or $1,500,000 in the aggregate;
(x)   except to the extent required by applicable Law, or as otherwise required pursuant to the terms of any Plan in effect as of the date hereof or entered into, amended or modified after the date of this Agreement in a manner not in contravention with this Section 5.01(b)(x), (A) increase the compensation payable or to become payable or the benefits provided to any Employee or Non-Employee Service Provider (except for increases in the ordinary course of business consistent with past practice to Employees who are not Key Employees of not more than ten percent (10%) on an individual basis, and not more than ten percent (10%) in the aggregate, in annual base salary or wages in connection with promotions), (B) establish, adopt, enter into, terminate or amend any Plan, or establish, adopt or enter into any plan, agreement, program, policy, trust, fund or other arrangement that would be a Plan if it were in existence as of the date of this Agreement, (C) grant any retention, severance, termination pay, deferred compensation, change in control, transaction bonus or other incentive compensation (or enter into or amend any plan, agreement, program, policy or other arrangement providing for the foregoing), (D) grant any equity or equity-based awards to, or discretionarily accelerate the vesting or payment of any equity or equity-based awards held by, any Employee or Non-Employee Service Provider, (E) establish, adopt, enter into or amend any collective bargaining agreement or similar labor agreement, (F) hire any employees who, upon hire, would be a Key Employee, (G) terminate the employment of any Key Employee other than for cause; or (H) take any action that is reasonably likely to result in a reduction in force or terminations employment that would give rise to notice or payment in lieu of notice obligations under the WARN Act;
(xi)   (A) settle (or propose to settle) any Action, other than (1) settlements for monetary damages (net of insurance proceeds) involving not more than $250,000 in the aggregate and that do not (x) require any material actions or impose any restrictions or future payment obligations on the business or operations of the Company Group, or after the Effective Time, Parent or its Subsidiaries or (y) include the admission of wrongdoing by any member of the Company Group and (2) stockholder litigation, which is the subject of, and settled in accordance with, Section 6.10 or (B) settle or propose to settle any investigation or inquiry by any Governmental Authority, including by entering into any consent decree or other similar agreement;
(xii)   (A) change the Company’s financial accounting policies or procedures in effect as of December 31, 2023, other than as required by applicable Law or GAAP or (B) write up, write down or write off the book value of any of the Company’s assets, other than (1) in the ordinary course of business consistent with past practice or (2) as may be required by applicable Law or GAAP, as approved by the Company’s independent public accountants;
(xiii)   adopt a plan of complete or partial liquidation or resolutions providing for a complete or partial liquidation, dissolution, restructuring, recapitalization or other reorganization of the Company or any of the Company Subsidiaries;
(xiv)   (A) materially change or adopt (or file a request to change or adopt) any method of Tax accounting or any annual Tax accounting period,

(B) make, change or rescind any material Tax election, (C) file any material Tax Return relating to the Company or any of the Company Subsidiaries that has been prepared in a manner that is inconsistent with past practice, as applicable, (D) settle or compromise any material claim, investigation, audit or controversy relating to Taxes, (E) surrender any right to claim a material Tax refund, (F) file any material amended Tax Return, (G) enter into any closing agreement with respect to any material amount of Tax or (H) waive or extend the statute of limitations with respect to any Tax Return other than pursuant to extensions of time to file Tax Returns obtained in the ordinary course of business consistent with past practice;
(xv)   abandon, disclaim, dedicate to the public, allow to lapse, sell, assign, transfer, license, sublicense, dispose of, or incur any Lien (other than Permitted Liens) on, or otherwise fail to take any action necessary to maintain, enforce, or protect, any material Owned Intellectual Property, other than non-exclusive licenses granted in the ordinary course of business consistent with past practice;
(xvi)   enter into, amend, waive or terminate (other than expirations or terminations in accordance with their terms) any Affiliate Transaction;
(xvii)   enter into any new line of business outside the existing businesses of the Company and its Subsidiaries as of the date of this Agreement; or
(xviii)   agree, resolve, announce an intention, enter into any formal or informal Contract or otherwise make a commitment, to do any of the foregoing.
SECTION 5.02   Control of Operations.   Without limiting Section 5.01, nothing contained in this Agreement shall give Parent or Merger Sub, directly or indirectly, the right to control or direct the operations of the Company prior to the Closing. Prior to the Closing, the Company shall exercise, consistent with and subject to the terms and conditions of this Agreement, including Section 5.01, control and supervision over such matters.
ARTICLE VI
ADDITIONAL AGREEMENTS
SECTION 6.01   Proxy Statement; Company Stockholders’ Meeting.
(a)   As promptly as reasonably practicable following the date of this Agreement, and in any event within twenty (20) Business Days, the Company shall prepare and file with the SEC a preliminary proxy statement (such proxy statement, in preliminary and definitive form, and each as amended from time to time, the “Proxy Statement”). Each of the Company and Parent shall furnish all information concerning itself and its Affiliates that is required to be included in the Proxy Statement or that is customarily included in proxy statements prepared in connection with transactions of the type contemplated by this Agreement, and each covenants that none of the information supplied or to be supplied by it for inclusion or incorporation in the Proxy Statement will, at the date it is filed with the

SEC or first mailed to the Company’s stockholders or at the time of the Company Stockholders’ Meeting or at the time of any amendment or supplement thereof, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading. The Company shall cause the Proxy Statement to comply as to form in all material respects with the requirements of the Exchange Act and the rules and regulations promulgated thereunder. Each of the Company and Parent shall use its reasonable best efforts to respond as promptly as reasonably practicable to any comments of the SEC with respect to the Proxy Statement. As soon as reasonably practicable after the date hereof, the Company shall set a preliminary record date for the Company Stockholders’ Meeting and commence a broker search pursuant to Section 14a-13 of the Exchange Act. Within three (3) Business Days of the Proxy Statement Clearance Date, the Company shall establish a record date for the Company Stockholders’ Meeting and shall commence mailing the definitive Proxy Statement to the Company’s stockholders. Except to the extent that the Company Board shall have effected an Adverse Recommendation Change in accordance with Section 6.03(d), the Proxy Statement shall include the Company Board Recommendation. The Company shall as soon as reasonably practicable (i) notify Parent upon the receipt of any comments from the SEC or its staff or any request from the SEC or its staff for amendments or supplements to the Proxy Statement and (ii) provide Parent with a copy of all written correspondence between the Company or any Representatives of the Company, on the one hand, and the SEC or its staff, on the other hand, with regard to the Proxy Statement. The Company shall give Parent and its counsel a reasonable opportunity to review and comment on the Proxy Statement, including all amendments and supplements thereto, and any response to SEC comments in respect of the Proxy Statement, prior to filing such documents with the SEC or disseminating to holders of Shares and a reasonable opportunity to review and comment on all responses to requests for additional information and shall in good faith consider all reasonable changes suggested by Parent. The Company shall provide Parent and its Representatives a reasonable opportunity to participate with the Company or its counsel in any discussions or meetings with the SEC in connection with the Proxy Statement and any comments from the SEC in respect thereto, to the extent permitted by the SEC and applicable Law. If, at any time prior to the Company Stockholders’ Meeting, any information relating to the Company, Parent or any of their respective Affiliates, officers or directors should be discovered by the Company or Parent which should be set forth in an amendment or supplement to the Proxy Statement, so that the Proxy Statement shall not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading, the party which discovers such information shall promptly notify the other parties, and an appropriate amendment or supplement describing such information shall be filed with the SEC and, to the extent required by applicable Law, disseminated to the stockholders of the Company.
(b)   Unless this Agreement is validly terminated pursuant to Section 8.01, the Company shall, as promptly as reasonably practicable after the Proxy Statement Clearance Date, duly call, give notice of, convene and hold the Company Stockholders’ Meeting; provided, that the Company Stockholders’ Meeting shall not be initially scheduled to occur later than forty-five (45) days following the Proxy Statement Clearance Date. The Company shall not, without the prior written consent of Parent (which consent shall not be unreasonably withheld, conditioned or delayed), adjourn or postpone, cancel, recess or reschedule, the Company Stockholders’ Meeting; provided, that the Company may, and shall at Parent’s reasonable written request, postpone or adjourn the Company Stockholders’ Meeting: (i) if a quorum has not been established; (ii) to allow reasonable additional time for the filing and mailing of any supplemental or amended disclosure which the Company has determined in good faith after consultation with outside counsel is reasonably likely to be required under applicable Law and for such supplemental or amended disclosure to be disseminated and reviewed by the Company’s stockholders prior to Company Stockholders’ Meeting; (iii) to allow reasonable additional time to solicit additional proxies, if and to the extent the Company reasonably believes the requisite Company Stockholder Approval would not otherwise be obtained; or (iv) if required by applicable Law; provided, further, that the Company Stockholders’ Meeting shall not be postponed or adjourned (A) to a date later than the fifth (5th) Business Day preceding the Outside Date or (B) for more than ten (10) Business Days in the aggregate from the originally scheduled date of the Company Stockholders’ Meeting, in each case, without the prior written consent of Parent. The Company shall, upon the reasonable request of Parent, advise Parent at least on a daily basis on each of the last seven (7) Business Days prior to the date of the Company Stockholders’ Meeting as to the aggregate tally of proxies received by the Company with respect to the Company Stockholder Approval. Notwithstanding the foregoing, in no event will the record date of the Company Stockholders’ Meeting be changed without Parent’s prior written consent, unless required by applicable Law.
(c)   Unless the Company Board has effected an Adverse Recommendation Change in accordance with Section 6.03(d), the Company shall use its reasonable best efforts to solicit from its stockholders proxies in favor of the adoption of this Agreement and a non-binding, advisory vote to approve certain compensation that may become payable to the Company’s named executive officers in connection with the consummation of the Transactions, and to take all other actions necessary or advisable to secure the Company Stockholder Approval. Without limiting the generality of the foregoing, if, at the time of the originally scheduled date of the Company Stockholders’ Meeting, a quorum has not been established or the Company has not received proxies representing a sufficient number of Shares for the Company Stockholder Approval, then the Company shall, at the request of Parent (to the extent permitted by applicable Law), adjourn the Company Stockholders’ Meeting to a date specified by Parent; provided that the Company shall not be required pursuant to this sentence to adjourn the Company Stockholders’ Meeting more than two (2) times or for more than twenty (20) Business Days in the aggregate from the originally scheduled date of the Company Stockholders’ Meeting. Without the prior written consent of Parent, the adoption of this Agreement and the matters related to this Agreement and the Transactions shall be the only matters that the Company shall propose to be acted on by the stockholders of the Company at the Company Stockholders’ Meeting. The Company agrees that, unless this Agreement shall have been validly terminated in accordance with Article VIII, the Company’s obligations to hold the Company Stockholders’ Meeting pursuant to this Section 6.01 shall not be affected by the commencement, public proposal, public disclosure or communication to the Company of any Acquisition Proposal or by any Adverse Recommendation Change.

SECTION 6.02   Access to Information; Confidentiality.
(a)   Except as otherwise prohibited by applicable Law or as would be reasonably expected to violate or result in the loss or waiver of any attorney-client (or other legal) privilege, during the Pre-Closing Period, the Company shall (and shall cause the Company Subsidiaries to), under the supervision of appropriate personnel of the Company and in such a manner as not to unreasonably interfere with the normal operation of the business of the Company or any Company Subsidiary: (i) provide to Parent and its Representatives reasonable access, during normal business hours and upon reasonable prior notice to the Company by Parent, to the officers, employees, agents, properties, offices and other facilities of the Company and the Company Subsidiaries and to the books and records, work papers and other documents thereof (including up-to-date employee census documents), and (ii) furnish as promptly as practicable to Parent such information concerning the business, properties, Company Products, Contracts, assets, liabilities, personnel and other aspects of the Company and the Company Subsidiaries as Parent or its Representatives may reasonably request; provided that nothing herein shall require the Company to (or cause its Company Subsidiaries to) afford such access or furnish such information to that extent that the Company’s outside legal counsel advising it in writing that doing so would (A) potentially contravene applicable Law, (B) jeopardize any attorney-client (or other legal) privilege, or (C) require the disclosure of materials provided to the Company Board or resolutions or minutes of the Company Board, in each case, related to or in connection with the Company Board’s consideration of the Merger; provided, further, that, in the case of the foregoing clause (A), the Company shall use reasonable best efforts to provide such access or disclosure in a manner that does not contravene applicable Law, in the case of the foregoing clause (B), the Company shall use its reasonable best efforts to allow for such access or disclosure (or as much of it as possible) in a manner that would not result in a loss of such privilege, including to the extent requested by Parent and if applicable, by arrangement of appropriate clean room procedures, redaction of text from documents or entry into a customary joint defense agreement that would alleviate such loss of privilege, and, in the case of the foregoing clause (C), the Company shall use its reasonable best efforts to allow for such access or disclosure (or as much of it as possible) in a manner that would not result in the disclosure of materials provided to the Company Board or resolutions or minutes of the Company Board, in each case, related to or in connection with the Company Board’s consideration of the Merger, including if applicable, by redacting any portions of such materials, minutes or resolutions related to the Company Board’s consideration of the Merger where such materials, minutes or resolutions include matters that are not related to the Company Board’s consideration of the Merger.
(b)   All information obtained by Parent, Merger Sub or their respective Representatives pursuant to this Section 6.02 shall be kept confidential in accordance with the Confidentiality Agreement and the Clean Team Agreement. Prior to the Closing, each of Parent and Merger Sub shall not, and shall cause their respective Representatives not to, contact or otherwise communicate with the employees (other than members of the Company’s senior leadership team), customers, suppliers or distributors of the Company and any Company Subsidiaries regarding the business of the Company, this Agreement or the Transactions without the prior written consent of the Company, which consent shall not be unreasonably withheld, conditioned or delayed; provided that nothing in this (b) shall prevent Parent and its Affiliates from operating in the ordinary course of business, including contacting or otherwise communicating in the ordinary course of business with such employees, customers, suppliers or distributors. The Company and Parent hereby agree, in accordance with Section 20 of the Confidentiality Agreement, that the Confidentiality Agreement shall be deemed to have been, and hereby is, amended by the provisions of this Section 6.02(b). If the Effective Time occurs, the Confidentiality Agreement and the Clean Team Agreement shall immediately and automatically terminate and be of no further force and effect with no further action on the part of any person.
SECTION 6.03   No Solicitation.
(a)   Except as expressly permitted by this Section 6.03, during the Pre-Closing Period, the Company agrees that it shall not and shall cause each Company Subsidiary and each of the officers, directors and employees of it and each Company Subsidiary not to, and shall instruct the other Representatives of the Company and the Company Subsidiaries not to, directly or indirectly, (i) solicit, initiate, knowingly facilitate or knowingly encourage any inquiries, proposals or offers that would be reasonably expected to lead to, an Acquisition Proposal, (ii) engage in, continue or otherwise participate in any discussions or negotiations regarding, or furnish to any person any non-public information in connection with, any inquiries, proposals or offers that constitute, or would be reasonably expected to lead to, an Acquisition Proposal except to notify such person of the existence of this Section 6.03(a) and to clarify the terms of any such Acquisition Proposal or (iii) execute or enter into any Acquisition Agreement; provided, further, that, prior to the receipt of the Company Stockholder Approval, nothing contained in this Section 6.03 shall prevent the Company or the Company Board (or any committee thereof), whether directly or indirectly through any Representative, from furnishing information to, or engaging in negotiations or discussions with, any person that has made a bona fide Acquisition Proposal after the date hereof, which Acquisition Proposal did not result from a material breach of this Section 6.03, if, and only if, prior to taking such action (except that the Company or its Representatives may notify any person of the existence of this Section 6.03(a) and may engage in discussions to clarify the terms of any such Acquisition Proposal), (1) the Company Board (x) determines in good faith (after consultation with its outside legal counsel and outside financial advisor) that such Acquisition Proposal is, or would reasonably be likely to lead to, a Superior Proposal and (y) determines in good faith (after consultation with its outside legal counsel) that its failure to take such actions would be reasonably likely to be inconsistent with its fiduciary duties under applicable Law, (2) the Company provides written notice to Parent of the determination referenced in subclause (1) promptly (and in any event within twenty-four (24) hours of such determination), and (3) the Company receives or has received from such person an executed Acceptable Confidentiality Agreement. The Company shall deliver to Parent a copy of any executed Acceptable Confidentiality Agreement promptly (and in any event within twenty-four (24) hours) following its execution. The Company shall provide to Parent any non-public information concerning the Company or any of the Company Subsidiaries provided by the Company or any Company Subsidiary to any person entering into an Acceptable Confidentiality Agreement pursuant to this Section 6.03(a) that has not been previously provided to Parent prior to or substantially concurrently with the time it is provided to such person. The Company shall, and shall cause its Subsidiaries and its and their Representatives to, cease immediately and cause to be terminated any and all existing activities, discussions or negotiations with any person (other than Parent and its controlled Affiliates) and its Representatives conducted prior to the date hereof with respect to any Acquisition Proposal. Within four Business Days after the date hereof, the Company shall (i) request in writing that each person that has heretofore executed a confidentiality agreement in connection with its consideration of an Acquisition Proposal or potential Acquisition Proposal promptly destroy or return to the Company all nonpublic information heretofore furnished by the Company or any of its Representatives to such person or any of its Representatives in accordance with the terms of such confidentiality agreement, and (ii) terminate access to any physical or electronic data rooms relating to a potential Acquisition Proposal by such person and its Representatives.
(b)   The Company shall promptly (and in any event within two (2) calendar days after delivery to the Company) (i) provide Parent written notice of (A) the receipt of any Acquisition Proposal (including any material modification thereto) or (B) any inquiries, proposals or offers received by, or any discussions or negotiations sought to be initiated or continued with, the Company, any Company Subsidiary or any Representatives of the Company concerning an Acquisition Proposal and (ii) disclose to Parent the identity of such person making, and an unredacted copy of, any such Acquisition Proposal or any such inquiry, offer, proposal or request made in writing (or, if made orally, a reasonably detailed description of the material terms of such Acquisition Proposal, inquiry, offer, proposal or request). The Company will, promptly upon receipt or delivery thereof (and in any event within two (2) calendar days), provide Parent (and its outside counsel) with copies of all drafts and final versions of definitive or other agreements including schedules and exhibits thereto relating to such Acquisition Proposal, in each case exchanged between the Company or any of its Representatives, on the one hand, and the person making such Acquisition Proposal or any of its Representatives, on the other hand. The Company will keep Parent reasonably informed on a reasonably prompt basis (and in any event within twenty-four (24) hours of any material development) of the status and details (including with respect to any change in price, any change in the amount or form of consideration, or any other material amendments) of any such Acquisition Proposal or other inquiry, offer, proposal or request concerning an Acquisition Proposal. The Company shall promptly, and in any event within one (1) calendar day, following a determination by the Company Board (or any committee thereof) that an Acquisition Proposal is a Superior Proposal, notify Parent of such determination.
(c)   Except as expressly set forth in Section 6.03(d), during the Pre-Closing Period, neither the Company nor the Company Board (or any committee thereof), as applicable, shall, and neither shall publicly propose to: (i) withhold, withdraw or qualify (or modify in a manner adverse to Parent or Merger Sub), the Company Board Recommendation; (ii) approve, adopt, endorse, recommend or otherwise declare advisable any Acquisition Proposal; (iii) enter into any Acquisition Agreement; (iv) submit any Acquisition Proposal or any matter related thereto to the vote of the stockholders of the Company; (v) if an Acquisition Proposal or any material modification thereto has been publicly announced or disclosed (other than by the commencement of a tender offer or exchange offer), refuse to issue a press release affirming publicly the Company Board Recommendation following any written request by Parent to provide such reaffirmation within five (5) Business Days after Parent’s written request therefor (provided that the Company shall not be required to make more than two (2) such reaffirmations with respect to any Acquisition Proposal); (vi) refrain from recommending against any Acquisition Proposal that is a tender offer or exchange offer within ten (10) Business Days after the commencement thereof; (vii) fail to include the Company Board Recommendation in the Proxy Statement when disseminated to the Company’s stockholders; or (viii) propose, authorize, commit, resolve or agree to take any such actions (any such action, other than those set forth in the preceding clause (iii), an “Adverse Recommendation Change”); provided, that neither (A) the determination by the Company in accordance with Section 6.03(a) that an Acquisition Proposal constitutes or would be reasonably likely to lead to a Superior Proposal pursuant to and in compliance with Section 6.03(a) nor (B) the delivery by the Company of the notice with respect to an Acquisition Proposal required by Section 6.03(b) shall in and of itself constitute an Adverse Recommendation Change.
(d)   Notwithstanding anything in this Agreement to the contrary, prior to the receipt of the Company Stockholder Approval, the Company Board (i) may effect an Adverse Recommendation Change and cause the Company to terminate this Agreement by written notice to Parent of such Adverse Recommendation Change and termination in order to enter into, or cause a Company Subsidiary to enter into, an Acquisition Proposal (subject to the payment of the Company Termination Fee in accordance with Section 8.03(b)), if the Company receives a written Acquisition Proposal that did not result from a material breach of this Section 6.03 that the Company Board determines in good faith (after consultation with its outside legal counsel and outside financial advisor) is a Superior Proposal and determines in good faith (after consultation with its outside legal counsel) that its failure to take such actions would be reasonably likely to be inconsistent with its fiduciary duties under applicable Law or (ii) may effect an Adverse Recommendation Change if an Intervening Event occurs and as a result thereof the Company Board determines in good faith (after consultation with its outside legal counsel) that the failure to effect an Adverse Recommendation Change would be reasonably likely to be inconsistent with its fiduciary duties under applicable Law; provided that:
(i)   prior to effecting such an Adverse Recommendation Change with respect to a Superior Proposal and terminating this Agreement pursuant to Section 8.01(f), (A) the Company has notified Parent in writing that it intends to effect an Adverse Recommendation Change (which notice shall not constitute an Adverse Recommendation Change) and terminate this Agreement pursuant to Section 8.01(f), (B) the Company has provided Parent a summary of the material terms and conditions of such Acquisition Proposal, which shall include (at a minimum) all of the information that is specified in Section 6.03(b), (C) if requested to do so by Parent, for a period of three (3) Business Days following delivery of such notice, the Company shall have discussed and negotiated in good faith, and shall have made the Representatives of the Company reasonably available to discuss and negotiate in good faith, with Parent and its Representatives, any bona fide proposed modifications to the terms and conditions of this Agreement and (D) no earlier than the end of such three (3) Business Day period, the Company Board shall have determined in good faith (after consultation with its outside legal counsel and outside financial advisor), after considering the terms of any proposed amendment or modification to this Agreement proposed by Parent during such three (3) Business Day period, that such Superior Proposal still constitutes a Superior Proposal and (after consultation with its outside legal counsel) that the failure to make an Adverse Recommendation Change and terminate this Agreement pursuant to Section 8.01(f) in connection therewith would be reasonably likely to be inconsistent with its fiduciary duties under applicable Law (it being understood and agreed that any change to the financial or other material terms of a proposal that was previously the subject of a notice hereunder shall require a new notice to Parent as provided above, but with respect to any such subsequent notices references herein to a “three (3) Business Day period” shall be deemed to be references to a “two (2) Business Day period”); and
(ii)   prior to effecting such an Adverse Recommendation Change with respect to an Intervening Event, (A) the Company has notified Parent in writing that it intends to effect such an Adverse Recommendation Change, describing in reasonable detail the reasons for such Adverse Recommendation Change, (B) if requested to do so by Parent, for a period of three (3) Business Days following delivery of such notice, the Company shall have discussed and negotiated in good faith, and shall have made the Representatives of the Company reasonably available to discuss and negotiate in good faith, with Parent and its Representatives any bona fide proposed modifications to the terms and conditions of this Agreement and (C) no earlier than the end of such three (3) Business Day period, the Company Board shall have determined in good faith, after considering the terms of any proposed amendment or modification to this Agreement proposed by Parent during such three (3) Business Day period, that the failure to effect an Adverse Recommendation Change would still be reasonably likely to be inconsistent with the Company Board’s fiduciary duties under applicable Law.
(e)   Nothing contained in this Agreement shall prevent the Company or the Company Board from issuing a “stop, look and listen” communication pursuant to Rule 14d-9(f) under the Exchange Act or complying with Rule 14d-9, Item 1012(a) of Regulation M-A promulgated under the Exchange Act and Rule 14e-2 under the Exchange Act with respect to an Acquisition Proposal or from making any disclosure to the Company’s stockholders if the Company Board determines (after consultation with its outside legal counsel) that its failure to do so would be reasonably likely to be inconsistent with its fiduciary duties under applicable Law; provided that such action that would otherwise constitute an Adverse Recommendation Change may only be made in accordance with Section 6.03(d).
(f)   Except as set forth in Section 8.03(d) with respect to an Acquisition Proposal, for purposes of this Agreement:
(i)   “Acquisition Proposal” means any proposal or offer from any person or group (other than Parent or any of its Subsidiaries) relating to, in a single transaction or series of related transactions: (A) any direct or indirect acquisition of (1) more than 20% of the assets (whether based on the fair market value, revenue generation or net income) of the Company Group, taken as a whole, including in any such case through the acquisition of one or more Company Subsidiaries owning such assets, or (2) more than 20% of the outstanding Company Common Stock (or any Equity Interests convertible into, or exchangeable for, such Company Common Stock); (B) any tender offer or exchange offer, as defined pursuant to the Exchange Act, that if consummated would result, directly or indirectly, in any person or group (or the shareholders of any person or group) beneficially owning 20% or more of the outstanding Company Common Stock; or (C) any merger, consolidation, business combination, share exchange, recapitalization, liquidation, dissolution or other similar transaction involving the Company which would result in any person or group (or the shareholders of any person or group) beneficially owning, directly or indirectly, more than 20% of the outstanding Company Common Stock or 20% of the voting power of the surviving entity in a merger involving the Company or the resulting direct or indirect parent of the Company or such surviving entity (or any securities convertible into, or exchangeable for, securities representing such voting power). Whenever the term “group” is used in this Agreement, it shall have the definition set forth in Rule 13d-3 of the Exchange Act.
(ii)   “Intervening Event” means any material event, circumstance, change, effect, development or condition first occurring or arising after the date of this Agreement that was not known or reasonably foreseeable by the Company Board as of the date of this Agreement (or if known, the magnitude or material consequences of which were not known or reasonably foreseeable by the Company Board as of the date of this Agreement); provided, that in no event shall any Effect (as defined below) result from or relating to any of the following give rise to or contribute to an Intervening Event: (A) any Acquisition Proposal or any inquiry, proposal, or offer that would be reasonably expected to lead to an Acquisition Proposal; (B) the public announcement, execution, delivery or performance of this Agreement, the identity of Parent or the pendency or consummation of the Transactions; (C) any change in the trading price or trading volume of the Company Common Stock on Nasdaq or any change in the Company’s credit rating; or (D) the fact that the Company meets or exceeds internal or published projections, forecasts, estimates, expectations or predictions in respect of any financial or operating metrics for any period (provided that, in each case, the underlying causes thereof may constitute or be taken into account in determining whether there has been an Intervening Event).
(iii)   “Superior Proposal” means any bona fide written Acquisition Proposal (that is not made as a result of a material breach of Section 6.03) made by any person or group (other than Parent or any of its Subsidiaries) after the date of this Agreement, that (A) would result in such person or group (or in the case of a direct merger between such person and the Company, the shareholders of such person) acquiring, directly or indirectly, more than 50% of the outstanding Shares or all or substantially all of the assets of the Company Group, taken as a whole, (B) is on terms that the Company Board determines in good faith (after consultation with its outside legal counsel and outside financial advisor and after taking into account all the terms and conditions of the Acquisition Proposal) are more favorable to the Company’s stockholders from a financial point of view than the Merger and the Transactions (taking into account any bona fide proposed amendment or modification proposed by Parent pursuant to Section 6.03(d)(i)) and (C) the Company Board determines (after consultation with its outside legal counsel and outside financial advisor) is reasonably capable of being consummated in accordance with its terms, taking into account all financial, regulatory, legal and other aspects (including certainty of closing, certainty of financing and the identity of the person making the Acquisition Proposal) of such proposal.
SECTION 6.04   Directors’ and Officers’ Indemnification and Insurance.
(a)   For six years after the Effective Time, the Surviving Corporation and its Subsidiaries shall, and Parent shall cause the Surviving Corporation to, to the fullest extent permitted under the DGCL, honor and fulfill in all respects the obligations of the Company and the Company Subsidiaries under (i) the Company Charter, the Company Bylaws, and the certificate of incorporation and bylaws (or equivalent organizational documents) of each Company Subsidiary and (ii) any and all indemnification agreements between the Company or any Company Subsidiary and any of their respective present or former directors and officers (and any Person who becomes a director or officer of the Company or any such Company Subsidiary prior to the Effective Time) (collectively, the “Indemnified Parties”). In addition, for six years after the Effective Time, the certificate of incorporation and bylaws of the Surviving Corporation shall contain provisions no less favorable with respect to exculpation, indemnification and advancement of expenses than are set forth in the Company Charter or the Company Bylaws, which provisions shall not be amended, repealed or otherwise modified for a period of six (6) years from the Effective Time in any manner that would affect adversely the rights thereunder of the Indemnified Parties, and any claim made pursuant to such rights within such six (6) year period shall continue to be subject to this Section 6.04(a) and the rights provided under this Section 6.04(a) until disposition of such claim.
(b)   For a period of six (6) years after the Effective Time, Parent shall, and shall cause the Surviving Corporation to, to the fullest extent permitted under applicable Law, indemnify and hold harmless each Indemnified Party against all costs and expenses (including attorneys’ fees), judgments, fines, losses, claims, damages, liabilities and settlement amounts paid in connection with any Action (whether arising before or after the Effective Time), whether civil, criminal, administrative or investigative, arising out of or relating to any action or omission in their capacity as a director or officer of the Company or any Company Subsidiary, occurring on or before the Effective Time, to the same extent such Indemnified Parties are indemnified as of the date of this Agreement pursuant to the Company Charter, the Company Bylaws, and the certificate of incorporation and bylaws (or equivalent organizational documents) of each Company Subsidiary and to the fullest extent permitted by applicable Law, the Surviving Corporation shall pay all expenses of each Indemnified Party in advance of the final disposition of any such Action, subject to receipt of an undertaking to repay such advances if it is ultimately determined in accordance with applicable Law that such Indemnified Party is not entitled to indemnification.
(c)   The Surviving Corporation shall either (i) cause to be obtained at the Effective Time “tail” insurance policies with a claims period of at least six (6) years from the Effective Time with respect to directors’ and officers’ liability insurance in amount and scope at least as favorable as the Company’s existing policies for claims arising from facts or events that occurred on or prior to the Effective Time or (ii) maintain in effect for six (6) years from the Effective Time, if available, the current directors’ and officers’ liability insurance policies maintained by the Company; provided that the Surviving Corporation may substitute therefor policies of at least the same coverage containing terms and conditions that are substantially similar with respect to matters occurring prior to the Effective Time; provided, however, that in no event shall the Surviving Corporation be required to expend pursuant to this Section 6.04(c) more than an amount per year equal to 300% of current annual premiums paid by the Company for such insurance; provided further that in the event of an expiration, termination or cancellation of such current policies, Parent or the Surviving Corporation shall be required to obtain as much coverage as is possible under substantially similar policies for such maximum annual amount in aggregate annual premiums.
(d)   In the event the Surviving Corporation or any of its successors or assigns (i) consolidates or amalgamates with or merges into any other person and shall not be the continuing or surviving company or entity of such consolidation, amalgamation or merger or (ii) transfers all or substantially all of its properties and assets to any person, then, and in each such case, the proper provision shall be made so that the successors and assigns of the Surviving Corporation, as the case may be, shall succeed to the obligations set forth in this Section 6.04.
(e)   Parent shall cause the Surviving Corporation to perform all of the obligations of the Surviving Corporation under this Section 6.04.
(f)   The provisions of this Section 6.04 shall survive the Merger and are (i) intended to be for the benefit of, and shall be enforceable by, each of the Indemnified Parties and their successors, assigns and heirs (each of whom shall be third party beneficiaries of this Section 6.04) and (ii) in addition to, and not in substitution for, any other rights to indemnification or contribution that any such person may have by contract or otherwise. Unless required by applicable Law, this Section 6.04 may not be amended, altered or repealed after the Effective Time in such a manner as to adversely affect the rights of any Indemnified Parties or any of their successors, assigns or heirs without the prior written consent of the affected Indemnified Parties.
SECTION 6.05   Employee Benefits Matters.
(a)   Parent hereby agrees that, for a period of one (1) year immediately following the Effective Time, it shall, or it shall cause the Surviving Corporation and its Subsidiaries to provide each Employee as of the Effective Time (each, a “Continuing Service Provider”) to the extent such Continuing Service Provider remains employed by Parent or its Subsidiaries with (i) a base salary or wage rate that is not less than the base salary or wage rate provided by the Company Group to such Continuing Service Provider as of immediately prior to the Effective Time, (ii) target annual cash incentive compensation opportunities for such Continuing Service Provider that are no less favorable than those in effect immediately prior to the Effective Time, and (iii) all other employee benefits (excluding any equity or equity-based compensation, severance, defined benefit pension benefits, non-qualified deferred compensation benefits, retiree health and welfare benefits or change in control, transaction or retention bonuses or payments) that are substantially comparable, in the aggregate to either (A) those in effect for such Continuing Service Providers immediately prior to the Effective Time or (B) those provided by Parent or its Subsidiaries to similarly situated employees of Parent or its Subsidiaries. Without limiting the generality of this Section 6.05(a), and subject to Section 6.05(f) from and after the Effective Time, Parent shall, or it shall cause the Surviving Corporation and its Subsidiaries, to honor all obligations under the Plans other than those terminated pursuant to Section 6.05(e), in each case in accordance with and subject to their terms as in effect immediately prior to the

Effective Time, including with respect to any payments, benefits or rights arising as a result of the Transactions (either alone or in combination with any other event).
(b)   Parent shall, or shall cause the Surviving Corporation and its Subsidiaries to cause Continuing Service Providers to receive full service credit for purposes of eligibility to participate and vesting (but not for benefit accrual purposes, except for paid time off and severance) under any employee benefit plan, program, policy or arrangement, in each case, established or maintained by Parent, the Surviving Corporation or any of their respective Subsidiaries under which each Continuing Service Provider may be eligible to participate on or after the Effective Time (a “Parent Plan”) to the same extent recognized by the Company or any of the Company Subsidiaries under comparable Plans immediately prior to the Effective Time; provided, however, that such crediting of service shall not be credited for the purposes of any retiree health or welfare plan, defined benefit pension plan or long-term equity incentive program (including in respect of any “retirement” provisions thereunder) and shall not operate to duplicate any benefit or the funding of any such benefit. In addition, Parent shall use reasonable best efforts to (i) waive, or cause to be waived, any limitations on benefits relating to any pre-existing conditions under a Parent Plan to the extent such conditions are covered immediately prior to the Effective Time a comparable Plan and to the same extent such limitations are waived under such Plan as in effect immediately prior to the Effective Time and (ii) recognize, for purposes of the annual deductible and out-of-pocket limits under its medical and dental plans, the deductible and out-of-pocket expenses paid by Continuing Service Provider in the calendar year in which the Effective Time occurs to the same extent recognized under any comparable Plan prior to the Effective Time.
(c)   With respect to each Continuing Service Provider whose employment is terminated without cause during the period commencing on the Closing Date and ending one (1) year after the Closing Date, Parent shall, or it shall cause the Surviving Corporation and its Subsidiaries, to provide such Continuing Service Provider with severance benefits equal in value to the severance benefits determined in accordance with (and subject to the terms and conditions of) the policy set forth on Section 6.05(c) of the Company Disclosure Schedule, in each case, taking into account the Continuing Service Provider’s service with the Company Group prior to the Closing and with Parent or its Subsidiaries on or after the Closing.
(d)   To the extent the Closing Date occurs in the 2024 calendar year, Parent shall, or it shall cause the Surviving Corporation and its Subsidiaries to, continue any Plan that is an annual bonus plan for the 2024 calendar year and will administer it in the ordinary course of business consistent with past practice and taking into account determinations made prior to the Closing with respect to such annual bonus program or target amounts thereunder, in all cases pursuant to and subject to the terms of Section 6.05(d) of the Company Disclosure Schedule.
(e)   If requested by Parent as of at least ten (10) days prior to the Closing Date (but conditioned upon the occurrence of the Closing), the Company shall take all necessary actions to terminate or cause to be terminated any or all of the Plans sponsored or maintained by the Company or any Company Subsidiaries. The Company shall, or shall cause its applicable Affiliate to, provide Parent with evidence that any requested terminated Plan has been terminated, with the termination of the applicable Plans effective no later than the day immediately preceding the Closing Date, pursuant to a duly adopted resolution of the Company or its applicable Affiliate (the form and substance of which shall be subject to review and approval by Parent, which approval shall not be unreasonably withheld, conditioned or delayed) no later than the day immediately preceding the Effective Time.
(f)   Without limiting the generality of Section 9.09, nothing contained in this Agreement is intended to be treated as an amendment to any Plan or any employee benefit plan or arrangement of Parent or any of its Affiliates, or to create any third-party beneficiary rights in any Employee or Non-Employee Service Provider, any beneficiary or dependent thereof, or any collective bargaining representative thereof. Nothing contained herein, express or implied, shall (i) alter or limit the ability of Parent or the Surviving Corporation or any of their respective Affiliates to amend, modify or terminate any Plan or any other benefit plan, program, agreement or arrangement at any time assumed, established, sponsored or maintained by any of them or (ii) create any rights to continued employment or service with Parent, the Surviving Corporation or any Company Subsidiary or any of their respective Affiliates or in any way limit the ability of Parent, the Surviving Corporation or any Company Subsidiary or any of their respective Affiliates to terminate the employment or service of any Employee or Non-Employee Service Provider at any time and for any reason.
SECTION 6.06   Regulatory Filings.
(a)   As promptly as practicable after the execution and delivery of this Agreement, each of Parent and the Company shall cooperate with each other and use its reasonable best efforts to take, or cause to be taken, all actions, and to do, or cause to be done, all things necessary, appropriate or desirable to consummate the Transactions, including (i) within ten (10) Business Days after the date of this Agreement (unless a later date is agreed to by the parties), making or causing to be made all filings and submissions required to be made by Parent, the Company or any of their Affiliates under the HSR Act, and (ii) no later than twenty (20) Business Days after the date of this Agreement (and in any event, prior to the expiration of any deadlines under applicable Antitrust Law or any Foreign Investment Law), making or causing to be made all filings and submissions, with prenotification where appropriate, required to be made by any party or any of its Affiliates under any other applicable Antitrust Law or any Foreign Investment Law, as applicable (including the HSR Act filings, the “Regulatory Filings”). The parties shall cooperate in good faith with the applicable Governmental Authorities in connection with the Regulatory Filings and submissions and shall, as promptly as reasonably practicable, comply with any requests for information, including, if applicable, requests for the production of documents and the production of witnesses for interviews or depositions by any Governmental Authorities. Parent shall pay, or cause its Affiliates to pay, all filing fees required under any applicable Antitrust Law or any applicable Foreign Investment Law for the consummation of the Transactions. Other than in connection with obtaining the authorizations, consents, orders and approvals described in Section 3.06 of the Company Disclosure Schedule, Parent shall not make any filings or notifications under any applicable Antitrust Law or any Foreign Investment Law with any Governmental Authority in respect of the Transactions without the prior written consent of the Company (such consent not to be unreasonably withheld, conditioned or delayed).
(b)   Subject to the last sentence of Section 6.06(a), each of Parent and the Company shall diligently assist and cooperate with each other in preparing and filing all documents required or reasonably deemed advisable by Parent to be submitted by any of them or their Affiliates to any Governmental Authorities in connection with the Transactions and in obtaining any Governmental Authority waiting period expirations or terminations, consents, waivers, authorizations, clearances or approvals which may be required to be obtained by Parent, the Company or any of their Affiliates in connection with the Transactions (which assistance and cooperation shall include timely furnishing to the requesting party all information that such party or its counsel reasonably determines is required to be included in such documents or would be helpful in obtaining such required waiting period expirations or terminations, consents, waivers, authorizations, clearances or approvals). Parent and the Company shall consult in good faith regarding strategy for obtaining approvals or expiration or termination of any waiting period required to be obtained by Parent, the Company or any of their Affiliates in connection with the Transactions; provided, that in the event of a dispute between Parent and the Company, the final determination regarding such strategy (including, the conduct and scheduling of any negotiations with Governmental Authorities, and decisions regarding the defense and settlement of any litigation under any applicable Antitrust Law or Foreign Investment Law) shall be made by Parent. Notwithstanding the foregoing, neither Parent nor the Company shall, without the prior written consent of the other (such consent not to be unreasonably withheld, conditioned or delayed), commit to or agree with any Governmental Authority (A) to enter into any timing agreement, stop the clock, stay, toll or extend any applicable waiting period, or pull and refile, under the HSR Act, or any other applicable Antitrust Law or any other Foreign Investment Law, or (B) not to consummate the Transactions for any period of time; provided that, Parent may determine in its sole discretion (without the Company’s consent) to pull and refile its filing made under the HSR Act in connection with the transactions contemplated hereby on one occasion.
(c)   Each of the parties shall (i) promptly inform the other parties of any oral communication, and provide copies of written communications, with any Governmental Authority regarding any Regulatory Filing or any review or investigation of the Transactions under any applicable Antitrust Law or Foreign Investment Law and (ii) have the right to review in advance any filing made with, or other material communications submitted to, any Governmental Authority in connection with the Transactions. Subject to this Section 6.06 and applicable Laws relating to the exchange of information, each party shall consider in good faith the views of the other parties in connection with any analysis, appearance, presentation, memorandum, brief, argument, opinion, proposal or other communication to be made or submitted in connection with any such request, inquiry, investigation, action or legal proceeding, and each party shall give reasonable advance notice to the other parties of, and afford the other parties the opportunity to attend or participate in, material conferences, meetings and telephone or other communications between the other parties and Governmental Authorities concerning the Transactions, unless prohibited by such Governmental Authority. Materials required to be provided pursuant to this Section 6.06(c) may be redacted (i) to remove references concerning the valuation of the Company, (ii) as necessary to comply with contractual arrangements in existence as of the date of this Agreement, and (iii) as necessary to address attorney-client or other privilege concerns. Each party, as each reasonably deems advisable, shall be entitled to designate any competitively sensitive material provided to the other parties under this Section 6.06 as “Antitrust/FDI Counsel Only Material”. Such materials and the information contained therein shall be given only to the outside antitrust and foreign direct investment counsel of the recipient and, unless explicitly excluded, in-house counsel of the recipient approved by the providing party and will not be disclosed by such outside counsel or approved in-house counsel to other Representatives of the recipient unless express written permission is obtained in advance from the source of the materials or its legal counsel.
(d)   Notwithstanding anything in this Agreement to the contrary, nothing in this Agreement shall require, or be construed to require, Parent, Merger Sub or any of their respective Affiliates to (and neither the Company nor any of its Subsidiaries shall, without the prior written consent of Parent, agree to, or take any of the following actions): (i) propose, negotiate, commit to or effect, by consent decree, hold separate orders or otherwise, the sale, divestiture, disposition, license or other conveyance of any categories, portions or parts of assets, properties, products, rights, services, or businesses of Parent, the Company or any of their respective Affiliates, or agree to any other structural or conduct remedy (including any conduct of business arrangements or termination of any existing relationships or contractual rights and obligations); or (ii) otherwise take or commit to take any actions that would limit Parent’s, the Company’s or any of their respective Affiliates’ freedom of action with respect to, or its or their ability to retain any assets, properties, products, rights, services or businesses, or any interest or interests therein (any of the actions described in the preceding clauses (i)-(ii), a “Burdensome Condition”). Notwithstanding the foregoing, at the written request of Parent, the Company shall, and shall cause its Subsidiaries to, agree to take any action that would constitute a Burdensome Condition so long as such action is conditioned upon the occurrence of the Closing.
(e)   Each of Parent and the Company shall use its reasonable best efforts to defend through litigation on the merits any claim under any applicable Antitrust Law asserted in court or any administrative or other tribunal by any third party, including any Governmental Authority of competent jurisdiction, challenging the Transactions, in order to avoid the entry of, or to have vacated or terminated, any decree, Order or judgment (whether temporary, preliminary or permanent), in each case that would reasonably be expected to prevent, materially delay or materially impair the parties’ ability to consummate the Transactions.
(f)   Until the earlier of the termination of this Agreement and the Effective Time, none of the Company, Parent, Merger Sub nor any of their controlled Affiliates shall after the date of this Agreement acquire or agree to acquire any rights, business, person or division thereof (by way of license, merger, consolidation, share exchange, investment or other business combination, asset, stock or equity purchase or otherwise) or enter into or agree to enter into any joint venture, collaboration or other similar arrangement, in each case that would reasonably be expected to prevent, materially delay or materially impair the parties’ ability to obtain the approval of any Governmental Authority under any applicable Antitrust Law or Foreign Investment Law or the expiration or termination of any applicable waiting period with respect to the Transactions.
SECTION 6.07   Obligations of Parent and Merger Sub.   Parent hereby guarantees the due, prompt and faithful payment, performance and discharge by Merger Sub of, and the compliance by Merger Sub with, all of the covenants, agreements, obligations and undertakings of Merger Sub under this Agreement in accordance with the terms of this Agreement, and covenants and agrees to take all actions necessary or advisable to ensure such payment, performance and discharge by Merger Sub hereunder. Promptly following the execution of this Agreement, Parent shall, or shall cause the sole stockholder of Merger Sub to, execute and deliver to the Company a written consent adopting this Agreement in accordance with the DGCL.
SECTION 6.08   Public Announcements.   The parties agree that the initial press releases to be issued by the Company and Parent with respect to the Transactions shall be in the forms heretofore agreed to by the parties. Thereafter until the Effective Time, each of Parent and the Company shall consult with each other before issuing any press release or otherwise making any public statements with respect to this Agreement or any of the Transactions, except to the extent (i) the press release or public statement contains information that is consistent with the press release referred to in the preceding sentence or any other release or public statement previously issued or made in accordance with this Section 6.08 or (ii) public disclosure is required by applicable Law or the requirements of Nasdaq, in which case the issuing party shall use its reasonable efforts to consult with the other party before issuing any press release or making any such public statements, except no party shall be required to consult with any other party respect to the matters described in, and subject to the requirements of, Section 6.03, Section 8.01 and Section 8.03 or any dispute between the parties regarding this Agreement or the Transactions.
SECTION 6.09   Stock Exchange De-Listing.   The Company shall cooperate with any reasonable requests of Parent and in response thereto, use reasonable best efforts to take, or cause to be taken, all actions, and do or cause to be done all things, reasonably necessary, proper or advisable on its part under applicable Laws and rules and policies of Nasdaq to enable the de-listing by the Surviving Corporation of the Shares from Nasdaq and the deregistration of the Shares under the Exchange Act as promptly as practicable after the Effective Time.
SECTION 6.10   Stockholder Litigation.   During the Pre-Closing Period, in the event that any stockholder litigation related to this Agreement, the Merger or the other Transactions is brought or, to the Knowledge of the Company, threatened, by any stockholder of the Company against any member of the Company Group, any of their respective Representatives (the “Transaction Litigation”), the Company shall, promptly (and in any event within forty-eight (48) hours) after receiving notice of any such Transaction Litigation, notify Parent and Merger Sub of such Transaction Litigation. The Company shall give Parent reasonable opportunity to participate in the defense (at Parent’s sole cost and subject to a joint defense agreement) of any Transaction Litigation. Without limiting the preceding sentence, the Company shall provide Parent with a reasonable opportunity to review and comment on all material filings and responses to be made by the Company in connection with any such Transaction Litigation, and reasonable opportunity to consult on the settlement with respect to such Transaction Litigation. The Company will consider in good faith any comments by Parent with respect to such matters and the Company shall not agree to settle any such Transaction Litigation without Parent’s prior written consent (which shall not be unreasonably withheld, conditioned or delayed). The Company shall keep Parent reasonably and promptly informed with respect to the status of any Transaction Litigation.
SECTION 6.11   Takeover Laws.   If any “fair price”, “moratorium”, “control share acquisition”, “interested stockholder” or other applicable anti-takeover Law (including Section 203 of the DGCL) becomes or is deemed to be applicable to this Agreement or the Transactions, then the Company Board shall grant such approvals and take such actions as are necessary so that the Transactions may be consummated as promptly as practicable on the terms contemplated hereby and otherwise act to render such Law or Laws inapplicable to the foregoing.
SECTION 6.12   Notification of Certain Matters.   Parent and the Company shall each give prompt notice to the other party if any of the following occur after the date of this Agreement: (a) receipt of any written notice to the receiving party from any third person alleging that the consent or approval of such third person is or may be required in connection with the Transactions; (b) receipt of any notice or other communication from any Governmental Authority, the Nasdaq (or any other securities market) in connection with the Transactions; or (c) if to the Knowledge of the Company there has occurred, or if Parent obtains knowledge of the occurrence of, as applicable, an event which would or would be reasonably likely to result in the failure of any condition set forth in Article VII to be satisfied. Without limiting the foregoing, unless prohibited under any Privacy Obligations, and in each case subject to Section 6.02(a), the Company shall notify Parent in writing promptly, and in any event within seventy-two (72) hours, upon becoming aware of any unauthorized access or use of any sensitive or confidential information, including Personally Identifiable Information, in the possession or control of the Company or any Company Subsidiary that would (i) reasonably be expected to be material to the Company Group, taken as a whole, or (ii) require any notification to be given to any Person under any Privacy Obligation, and provide Parent with the following information in reasonable detail (to the extent reasonably available to the Company): (A) the nature and scope of such Data Breach (including the types of Personally Identifiable Information and number of individuals impacted, if applicable), (B) a summary of efforts taken or anticipated to be taken by the Company to investigate, remediate, mitigate and contain such Data Breach and (C) any notifications provided (or anticipated or otherwise required to be provided) to any Governmental Authority, impacted individual or other third party with respect to such Data Breach. Subject to, and in accordance with, Section 6.02(a), the Company shall provide Parent with reasonable periodic updates of the foregoing information with respect to any such Data Breach reported to Parent. In no event shall (A) the delivery of any notice by a party pursuant to this Section 6.12 limit or otherwise affect the respective rights, obligations, representations, warranties, covenants or agreements of the parties or the conditions to the obligations of the parties under this Agreement, or (B) disclosure by the Company or Parent be deemed to amend or supplement the Company Disclosure Schedule or constitute an exception to any representation or warranty. Notwithstanding anything to the contrary in this Agreement, the failure to deliver any such notice, in and of itself, shall not give rise to any right to terminate under Article VIII.
SECTION 6.13   Section 16.   Prior to the Effective Time, the Company shall take all such steps as may be required to cause any dispositions of Company Common Stock (including derivative securities with respect to Company Common Stock) resulting from the Transactions by each individual who is subject to the reporting requirements of Section 16(a) of the Exchange Act with respect to the Company to be exempt under Rule 16b-3 promulgated under the Exchange Act.
SECTION 6.14   Payoff Letter.   The Company shall use its reasonable best efforts to: (a) obtain a customary pay-off letter or termination agreement (in form and substance reasonably acceptable to Parent) (the “Debt Payoff Letter”) and lien terminations to the extent necessary for the release of all Liens related to, and the payoff, discharge and termination in full of, all obligations outstanding under the Amended and Restated Credit

Agreement, dated as of December 21, 2023, among Atrion Corporation, as borrower, and Wells Fargo Bank, National Association, as lender (as amended, restated, amended and restated or otherwise modified from time to time, the “Credit Agreement”); and (b) provide Parent with a copy of such fully executed Debt Payoff Letter at least two (2) Business Days prior to the Closing Date.
ARTICLE VII
CONDITIONS TO THE MERGER
SECTION 7.01   Conditions to the Obligations of Each Party.   The respective obligations of the Company, Parent and Merger Sub to consummate the Merger are subject to the satisfaction or written waiver (where permissible under applicable Law) of the following conditions:
(a)   Company Stockholder Approval.   The Company Stockholder Approval shall have been obtained.
(b)   No Order.   No Governmental Authority of competent jurisdiction shall have enacted, issued, promulgated, enforced or entered any decision, injunction, decree, ruling, Law or Order (whether temporary, preliminary or permanent) that is in effect and enjoins or otherwise prohibits or makes illegal the consummation of the Merger.
(c)   Regulatory Approvals.   (i) Any waiting period (and any extension thereof) applicable to the consummation of the Merger under the HSR Act and any agreement with a Governmental Authority not to consummate the Merger shall have expired or been terminated, and (ii) all required consents, approvals, non-disapprovals and other authorizations of any Governmental Authority set forth in Section 7.01(c) of the Company Disclosure Schedule shall have been obtained (all such consents, approvals, non-disapprovals, authorizations, and the lapse of waiting periods, including under the HSR Act, of such jurisdictions, being the “Requisite Regulatory Approvals”).
SECTION 7.02   Conditions to the Obligations of Parent and Merger Sub.   The obligations of Parent and Merger Sub to consummate the Merger are subject to the satisfaction or waiver (where permissible under applicable Law) of the following additional conditions:
(a)   Representations and Warranties.   (i) Each of the representations and warranties of the Company in Section 3.01, Section 3.02(c), Section 3.02(d), Section 3.04, Section 3.05, Section 3.06(a)(i), Section 3.25, Section 3.26, Section 3.27, and Section 3.28 shall, if qualified by materiality or “Company Material Adverse Effect” be true and correct in all respects, or if not so qualified, be true and correct in all material respects (except for the representations and warranties of the Company in (A) Section 3.04(a), Section 3.04(d) and Section 3.04(e), which shall be true and correct in all respects, and (B) Section 3.04(b), which shall be true and correct in all respects, except for de minimis deviations), in each case, as of the date of this Agreement and as of the Closing Date with the same force and effect as if made on and as of such date (except to the extent such representations and warranties are, by their terms, made as of a specified date, in which case such representations and warranties shall be so true and correct as of such specified date), (ii) the representation and warranty of the Company in Section 3.10(a) shall be true and correct in all respects as of the date of this Agreement and as of the Closing Date with the same force and effect as if made on and as of such date, and (iii) each of the other representations and warranties contained in Article III (disregarding all qualifications set forth therein relating to “materiality”, “Company Material Adverse Effect” or other qualifications based on the word “material” or similar phrases) shall be true and correct as of the date of this Agreement and as of the Closing Date with the same force and effect as if made on and as of such date (except to the extent such representations and warranties are, by their terms, made as of a specified date, in which case such representations and warranties shall be so true and correct as of such specified date), except where the failure of such representations and warranties referenced in this clause (iii) to be so true and correct would not have a Company Material Adverse Effect.
(b)   Agreements and Covenants.   The Company shall have performed or complied in all material respects with each of the agreements and covenants required by this Agreement to be performed or complied with by it on or prior to the Effective Time.
(c)   No Company Material Adverse Effect.   Since the date of this Agreement, there shall not have occurred a Company Material Adverse Effect.
(d)   Officer Certificate.   The Company shall have delivered to Parent a certificate, dated the Closing Date, signed by a duly authorized officer of the Company, certifying as to the satisfaction of the conditions specified in Section 7.02(a), Section 7.02(b) and Section 7.02(c).
(e)   No Order.   The condition set forth in Section 7.01(b) (if the decision, injunction, decree, ruling, Law or Order relates to a Requisite Regulatory Approval) shall have been satisfied without the imposition of a Burdensome Condition (including any Burdensome Condition that would come into effect at the Closing).
(f)   Regulatory Approvals.   The condition set forth in Section 7.01(c) shall have been satisfied without the imposition of a Burdensome Condition (including any Burdensome Condition that would come into effect at the Closing).
SECTION 7.03   Conditions to the Obligations of the Company.   The obligations of the Company to consummate the Merger are subject to the satisfaction or waiver (where permissible) of the following additional conditions:
(a)   Representations and Warranties.   (i) Each of the representations and warranties of Parent in Section 4.01, Section 4.02 and Section 4.08 shall be true and correct in all material respects as of the date of this Agreement and as of the Closing Date with the same force and effect as if made on and as of such date (except to the extent such representations and warranties are, by their terms, made as of a specified date, in which case such representations and warranties shall be true and correct as of such specified date) and (ii) each of the other representations and warranties of Parent and Merger Sub contained in Article IV (disregarding all qualifications set forth therein relating to “materiality” or “material adverse effect” or other qualifications based on the word “material” or similar phrases) shall have been true and correct as of the date of this Agreement and as of the Closing Date with the same force and effect as if made on and as of such date (except to the extent such representations and warranties are, by their terms, made as of a specified date, in which case such representations and warranties shall be so true and correct as of such specified date), except where the failure of such representations and warranties to be true and correct would not, individually or in the aggregate, reasonably be expected to prevent, materially delay or otherwise have a material adverse effect on, the ability of Parent and Merger Sub to consummate the Merger and the other Transactions.
(b)   Agreements and Covenants.   Each of Parent and Merger Sub shall have performed or complied in all material respects with each of the agreements and covenants required by this Agreement to be performed or complied with by it on or prior to the Effective Time.
(c)   Officer Certificate.   Parent shall have delivered to the Company a certificate, dated the Closing Date, signed by a duly authorized officer of Parent, certifying as to the satisfaction of the conditions specified in Section 7.03(a) and Section 7.03(b).
ARTICLE VIII
TERMINATION, AMENDMENT AND WAIVER
SECTION 8.01   Termination.   This Agreement may be terminated and the Transactions may be abandoned at any time prior to the Effective Time as follows (the date of any such termination, the “Termination Date”):
(a)   by mutual written consent of Parent and the Company;
(b)   by either Parent or the Company, if the Effective Time shall not have occurred by 5:00 p.m., New York time, on February 28, 2025 (as it may be extended pursuant to the following proviso, the “Outside Date”); provided that if, on such date, any of the conditions set forth in Section 7.01(b) (solely to the extent the Law or Order giving rise to such condition not having been satisfied relates to a Requisite Regulatory Approval), Section 7.01(c), Section 7.02(e) (solely to the extent the Law or Order giving rise to such condition not having been satisfied relates to a Requisite Regulatory Approval) or Section 7.02(f) shall not have been satisfied but all other conditions set forth in Article VII shall have been satisfied or waived or shall then be capable of being satisfied if the Closing were to take place on such date, then either Parent or the Company may, by written notice to the other party, elect to extend such date to August 28, 2025; provided further that the right to terminate this Agreement under this Section 8.01(b), shall not be available to any party whose failure to fulfill any agreements and covenants under this Agreement has been the principal cause of, or resulted in, the failure of the Effective Time to occur on or before such date;
(c)   by either Parent or the Company, if any Governmental Authority of competent jurisdiction shall have enacted, issued, promulgated, enforced or entered any Law or Order permanently enjoining or otherwise prohibiting or making illegal the consummation of the Merger and such Law or Order shall have become final and nonappealable, or if there shall be adopted following the date of execution of this Agreement any Law that makes consummation of the Merger illegal or otherwise prohibited;
(d)   by either Parent or the Company, if this Agreement shall fail to receive the Company Stockholder Approval at the Company Stockholders’ Meeting (or any adjournment or postponement thereof at which a vote is taken on the Merger);
(e)   by Parent if, prior to obtaining the Company Stockholder Approval, the Company Board shall have effected an Adverse Recommendation Change;

(f)   by the Company, at any time prior to the time at which the Company Stockholder Approval is obtained, if the Company Board determines to enter into an Acquisition Agreement with respect to a Superior Proposal in accordance with Section 6.03.
(g)   by Parent, if the Company shall have breached any of its representations or warranties, or failed to perform any of its covenants or agreements set forth in this Agreement, which breach or failure to perform (i) would give rise to the failure of a condition set forth in Section 7.02(a) or Section 7.02(b), as applicable, if measured as of the time Parent asserts a right of termination pursuant to this Section 8.01(g), and (ii) is incapable of being cured prior to the Outside Date or, if curable by such date, is not cured within the earlier of (A) thirty (30) calendar days after written notice thereof is given by Parent to the Company stating Parent’s intention to terminate this Agreement pursuant to this Section 8.01(g), and (B) the Outside Date; provided that Parent shall not have the right to terminate this Agreement pursuant to this Section 8.01(g) if Parent is then in breach of any of its representations or warranties or Parent or Merger Sub is then in breach of any of its covenants or agreements hereunder, in either case, such that any condition in Section 7.03(a) or Section 7.03(b) is not satisfied or capable of being satisfied by the Outside Date; or
(h)   by the Company, if Parent shall have breached any of its representations or warranties, or Parent or Merger Sub shall have failed to perform any of its covenants or agreements set forth in this Agreement, which breach or failure to perform (i) would give rise to the failure of a condition set forth in Section 7.03(a) or Section 7.03(b), as applicable, if measured as of the time the Company asserts a right of termination pursuant to this Section 8.01(h), and (ii) is incapable of being cured prior to the Outside Date or, if curable by such date, is not cured within the earlier of (A) thirty (30) calendar days after written notice thereof is given by the Company to Parent stating the Company’s intention to terminate this Agreement pursuant to this Section 8.01(h) and (B) the Outside Date; provided that the Company shall not have the right to terminate this Agreement pursuant to this Section 8.01(h) if the Company is then in breach of any of its representations, warranties, covenants or agreements hereunder such that any condition in Section 7.02(a) or Section 7.02(b) is not satisfied or capable of being satisfied by the Outside Date.
SECTION 8.02   Notice of Termination; Effect of Termination.
(a)   A terminating party shall provide written notice of termination to the other party specifying with particularity the reason for such termination, and any valid termination in accordance with Section 8.01 (other than Section 8.01(a)) shall be effective immediately upon delivery of such written notice to the other party.
(b)   In the event of a valid termination of this Agreement by the Company or Parent as provided in Section 8.01, this Agreement shall forthwith become void and of no further force or effect and there shall be no liability or obligation on the part of any party, except that (i) this Section 8.02, Section 6.02(b), Section 8.03 and Article IX shall remain in full force and effect and (ii) subject to Section 8.03, nothing herein shall relieve any party from liability for any Fraud or Willful Breach of any representation, warranty, covenant or other agreement contained in this Agreement prior to the date of such termination, in which case the aggrieved party shall be entitled to all rights and remedies available at law or in equity.

SECTION 8.03   Fees and Expenses.
(a)   Subject to Section 8.03(b), all Expenses incurred in connection with this Agreement, the Transactions, the solicitation of stockholder approvals and all other matters related to the consummation of the Merger shall be paid by the party incurring such Expenses, whether or not the Merger or any other Transaction is consummated, except as otherwise set forth in this Agreement, including Section 2.02(a), Section 6.04(c) and Section 6.06(a).
(b)   If this Agreement is validly terminated:
(i)   by (A) Parent or the Company pursuant to (x) Section 8.01(b) (but only if at such time Parent would not be prohibited from terminating this Agreement by the proviso in Section 8.01(b) and, in each case, excluding any termination for which the Parent Termination Fee is paid or becomes payable to the Company pursuant to Section 8.03(b)(iv)) or (y) Section 8.01(d), or (B) by Parent pursuant to Section 8.01(g), then, if (1) at or prior to the Termination Date, an Acquisition Proposal shall have been publicly announced, disclosed or otherwise made public that remains outstanding and is not publicly withdrawn as of (x) in the case of clause (A)(y), the date that is seven (7) Business Days prior to the Company Stockholders’ Meeting and (y) in the case of clause (A)(x) and clause (B), the Termination Date, and (2) within twelve (12) months of the Termination Date, an Acquisition Proposal is consummated by the Company or any Company Subsidiary, or a definitive agreement with respect to an Acquisition Proposal is entered into by the Company or any Company Subsidiary or is submitted to the stockholders of the Company or any Company Subsidiary for adoption, then the Company shall pay Parent the amount of $20,000,000 (the “Company Termination Fee”), which payment shall be made by wire transfer of immediately available funds within two (2) Business Days of the earliest to occur of the entry by the Company into the agreement with respect to an Acquisition Proposal, the submission of an agreement with respect to an Acquisition Proposal to the stockholders of the Company for adoption or the consummation of any transaction that is the subject of an Acquisition Proposal;
(ii)   by Parent pursuant to Section 8.01(e), then the Company shall pay to Parent the Company Termination Fee;
(iii)   by the Company pursuant to Section 8.01(f), then the Company shall pay to Parent the Company Termination Fee; or
(iv)   by (A) Parent or the Company pursuant to Section 8.01(b) or (B) Parent or the Company pursuant to Section 8.01(c) (if the Law or Order giving rise to such termination right relates to Requisite Regulatory Approvals) and, in each case, at the time of such termination, (1) one or more of the conditions set forth in Section 7.01(b), Section 7.02(e) (in the case of Section 7.01(b) and Section 7.02(e), only if the Law or Order giving rise to such condition not having been satisfied relates to Requisite Regulatory Approvals), Section 7.01(c) or Section 7.02(f) shall not have been satisfied, and (2) the other conditions set forth in Section 7.01 and Section 7.02 shall have been satisfied (other than those conditions that by their terms are to be satisfied at the Closing; provided that those conditions would have been capable of being satisfied if the Closing were to occur on such Termination Date), then Parent shall pay, or cause to be paid, to the Company an amount equal to $40,725,000 (the “Parent Termination Fee”), which payment shall be made by wire transfer of immediately available funds within two (2) Business Days after such Termination Date.
(c)   The Company Termination Fee payable by the Company under (i) Section 8.03(b)(iii) shall be paid to Parent or its designee by the Company by wire transfer of immediately available funds prior to or substantially concurrently with, and as a condition to the effectiveness of, termination of this Agreement by the Company pursuant to Section 8.01(f) and (ii) Section 8.03(b)(ii) shall be paid to Parent or its designee by the Company in immediately available funds within two (2) Business Days after the termination of this Agreement by Parent pursuant to Section 8.01(e).
(d)   For purposes of Section 8.03(b)(i), Acquisition Proposal shall have the meaning assigned to such term in Section 6.03(f)(i), except that references to 20% in the definition thereof shall be deemed to be references to 50%.
(e)   The parties acknowledge and agree that the agreements contained in this Section 8.03 are an integral part of the Transactions, and that, without these agreements, the parties hereto would not enter into this Agreement. Accordingly, if the Company or Parent, as applicable, fails to pay when due any amount pursuant to this Section 8.03, then the Company or Parent, as applicable, shall also (i) reimburse the other party for all Expenses incurred in connection with the collection of such overdue amount and the enforcement by such other party of its rights under this Section 8.03, and (ii) pay to the other party, interest on such overdue amount from the date such payment was required to be paid until the date of payment at the prime lending rate as published in the Wall Street Journal in effect on the date such payment was required to be made. In no event shall (A) the Company be required to pay the Company Termination Fee or (B) Parent be required to pay the Parent Termination Fee, in each case, in connection with the termination of this Agreement or the Transactions more than once. In no event will any party be entitled to receive both (x) a grant of specific performance which results in the consummation of the Effective Time as contemplated in this Agreement, and (y) payment of the Company Termination Fee or the Parent Termination Fee, as applicable.
(f)   Each of the parties acknowledges that any amounts payable by the Company pursuant to this Section 8.03, including the Company Termination Fee or the Parent Termination Fee, does not constitute a penalty, but rather shall constitute liquidated damages in a reasonable amount that will compensate Parent or the Company, as applicable, for the disposition of its rights under this Agreement in the circumstances in which such amounts are due and payable, which amounts would otherwise be impossible to calculate with precision.
(g)   In circumstances where (i) the Company Termination Fee is payable in accordance with Section 8.03(b), the payment of the Company Termination Fee by or on behalf of the Company shall be Parent’s and Merger Sub’s sole and exclusive remedy (whether based in contract, tort or strict liability, by the enforcement of any assessment, by any legal or equitable proceeding, by virtue of any statute, regulation or applicable Laws or otherwise) against the Company, the Company Subsidiaries and any of their respective former, current or future direct or indirect equity holders, general or limited partners, controlling persons, stockholders, members, managers, directors, officers, employees, agents, Affiliates or assignees, for all losses and damages suffered as a result of the failure of the Merger or the other Transactions to be consummated, for any breach or failure to perform hereunder or otherwise or (ii) the Parent Termination Fee is payable in accordance with Section 8.03(b), the payment of the Parent Termination Fee by or on behalf of Parent shall be the Company’s sole and exclusive remedy (whether based in contract, tort or strict liability, by the enforcement of any assessment, by any legal or equitable proceeding, by virtue of any statute, regulation or applicable Laws or otherwise) against Parent, Merger Sub and any of their respective former, current or future direct or indirect equity holders, general or limited partners, controlling persons, stockholders, members, managers, directors, officers, employees, agents, Affiliates or assignees, for all losses and damages suffered as a result of the failure of the Merger or the other Transactions to be consummated, for any breach or failure to perform hereunder or otherwise, and, in each case, upon payment of such amount, no such person shall have any further liability or obligation relating to or arising out of this Agreement, the termination hereof or the Transactions; provided that, nothing herein shall release either the Company or Parent from liability for Fraud or Willful Breach.
ARTICLE IX
GENERAL PROVISIONS
SECTION 9.01   Non-Survival of Representations, Warranties and Agreements.   The representations, warranties and agreements in this Agreement and in any certificate delivered pursuant hereto shall terminate at the Effective Time; provided, however, that this Section 9.01 shall not limit any covenant or agreement of the parties which by its terms contemplates performance after the Effective Time.
SECTION 9.02   Notices.   All notices, requests, claims, demands and other communications under this Agreement shall be in writing and shall be given or made (and shall be deemed to have been duly given or made upon receipt) by delivery in person, by an internationally recognized overnight courier service or by email transmission (upon confirmation of receipt and provided that if sent by email transmission prior to 6:00 p.m. recipient’s local time, upon transmission (provided, no “bounce back” or similar message of non-delivery is received with respect thereto) or if sent by email transmission after 6:00 p.m. recipient’s local time and no “bounce back” or similar message of non-delivery is received with respect thereto, the Business Day following the date of transmission) to the respective parties at the following coordinates (or at such other coordinates for a party as shall be specified in a notice given in accordance with this Section 9.02):

(a)
if to Parent or Merger Sub:

Nordson Corporation
28601 Clemens Road
Westlake, Ohio 44145
Attention: Jennifer L. McDonough
Email:
with a copy (which shall not constitute notice) to:
Davis Polk & Wardwell LLP
450 Lexington Avenue
New York, New York 10017
Attention: James P. Dougherty
Shanu Bajaj
Email:
(b)
if to the Company:

Atrion Corporation
2700 Halkey-Roberts Place North
Saint Petersburg, FL 33716
Attention: David A. Battat
Email:
with a copy (which shall not constitute notice) to:
Allen Overy Shearman Sterling US LLP
599 Lexington Avenue
New York, NY 10022
Attention: Clare O’Brien
Derrick Lott
Email:
SECTION 9.03   Certain Definitions.
(a)   For purposes of this Agreement:
“Acceptable Confidentiality Agreement” means an executed confidentiality agreement that (a) does not contain any provision prohibiting or otherwise restricting the Company from making any of the disclosures required to be made by Section 6.03 or any other provision of this Agreement and (b) contains provisions with respect to confidentiality that are no more favorable to the counterparty than those contained in the Confidentiality Agreement.
“Acquisition Agreement” means any letter of intent, memorandum of understanding, agreement in principle, acquisition agreement, merger agreement, option or other similar agreement (other than an Acceptable Confidentiality Agreement entered into in accordance with the terms of Section 6.03) regarding, or that is intended to result in, or could reasonably be expected to lead to, any Acquisition Proposal.

“Affiliate” of a specified person means a person that or who, directly or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, such specified person.
“Anti-Corruption Laws” means Laws relating to bribery, corruption or money laundering, including the FCPA, the UK Bribery Act of 2010, as amended, or any successor statute, rules or regulations thereto and the OECD Convention Combating Bribery of Foreign Public Officials in International Business Transactions.
“Antitrust Laws” means all antitrust, competition or trade regulation Laws or Laws (including the HSR Act) that are otherwise designed or intended to prohibit, restrict or regulate actions or transactions having the purpose or effect of monopolization, restraint of trade or lessening of competition.
“Business Day” means any day (other than Saturday or Sunday) on which commercial banks banking in the County of New York, New York are not required or permitted by applicable Law to close.
“Clean Team Agreement” means that certain Clean Team Confidentiality Agreement, dated April 25, 2024, between Parent and the Company.
“Code” means the Internal Revenue Code of 1986, as amended.
“Company Group” means the Company and each Company Subsidiary.
“Company Material Adverse Effect” means any event, circumstance, change, condition, occurrence or effect (each, an “Effect,” and collectively, “Effects”) that, individually or in the aggregate with any other Effect, has had, or would reasonably be expected to have (a) a material adverse effect on the assets, business, condition (financial or otherwise) or results of operations of the Company Group, taken as a whole, or (b) a material adverse effect on the ability of the Company to consummate the Transactions on or prior to the Outside Date; provided, however, that, in the case of clause (a), in no event shall any Effect resulting from or relating to any of the following, alone or in combination, be deemed to constitute a Company Material Adverse Effect, and no Effect resulting from or relating to any of the following shall be taken into account in determining whether there has been, a Company Material Adverse Effect: (i) general economic, political, regulatory, business, banking, financial, credit or capital market conditions, or any changes therein, including interest or exchange rates, or fluctuations in the value of any currency, (ii) changes generally affecting the industries (including seasonal fluctuations) in which the Company or any of the Company Subsidiaries operates, (iii) any change in accounting requirements or principles required by GAAP (or the interpretation thereof) or required by any change in applicable Laws (or the interpretation thereof) after the date hereof, (iv) any disease outbreak, epidemic or pandemic (including the SARS CoV-2 or COVID-19 virus) and any evolutions or mutations thereof or quarantine restrictions, natural disasters or other force majeure events or the worsening of any of the foregoing, or the escalation of or acts of armed hostility or terrorism or escalation or worsening of war, (v) changes proximately caused by the announcement of the execution of this Agreement or the pendency of the Transactions, the identity of, or any facts or circumstances relating to, Parent, Merger Sub or their respective Subsidiaries, and any loss of or adverse change in any relationship, contractual or otherwise, with any Governmental Authority, supplier, vendor, Employee or Non-Employee Service Provider, partner, licensor, licensee or any other party having business dealings with the Company or any Company Subsidiary, or departure of any employees or officers of the Company or any Company Subsidiary, in each case as a result thereof or in connection therewith (provided that the exceptions in this subclause (v) shall not apply to any representations and warranties that purport to address, as applicable, the consequences resulting from the execution, delivery and performance of this Agreement or the announcement or completion of the Transactions, including as contained in Section 3.06 or the condition in Section 7.02(a) as it relates to the representations or warranties contained in Section 3.06), (vi) compliance with the express terms of, or the taking of any action expressly required by, this Agreement (excluding the Company operating in the ordinary course of business) or the taking of any action requested or consented to in writing by Parent prior to the taking of such action, (vii) any change or volatility in the trading price or trading volume of Shares or any suspension of trading, or any changes in the ratings or the ratings outlook for the Company by any applicable rating agency or changes in any analyst’s recommendations or ratings with respect to the Company (provided that, except as otherwise provided in this definition, the underlying cause of such change or volatility may be considered in determining whether there is a Company Material Adverse Effect), or (viii) any failure to meet internal or published projections, forecasts, estimates, expectations or predictions in respect of any financial or operating metrics for any period or a decline in the price or trading volume of the Shares (provided that, except as otherwise provided in this definition, the underlying causes of such failure or decline may be considered in determining whether there is a Company Material Adverse Effect); provided further, that if the exceptions set forth in subclauses (i), (ii) , (iii) and (iv) have a disproportionate impact on the Company Group, taken as a whole, compared to other companies that operate in the industries in which the Company Group operates, then such disproportionate impact may be taken into account in determining whether a Company Material Adverse Effect has occurred solely to the extent of such disproportionate impact.
“Company Product” means the products and services currently being sold or distributed by a member of the Company Group.
“Company RSU” means each restricted stock unit (including any Director DSUs) granted to an Employee or Non-Employee Service Provider, whether stock-settled or cash-settled, whether settled on a current or a deferred basis, and whether or not granted pursuant to a Company Stock Plan.
“Company Stock Plans” means the Amended and Restated Atrion Corporation 2006 Equity Incentive Plan, and the Atrion Corporation 2021 Equity Incentive Plan, in each case, as amended.
“Company Stockholders’ Meeting” means a duly convened meeting of the stockholders of the Company called to obtain the Company Stockholder Approval, or any valid adjournment or postponement thereof made in accordance with this Agreement.
“Company Subsidiary” means a Subsidiary of the Company.
“Confidentiality Agreement” means that certain Confidentiality Agreement, dated March 11, 2024, between Parent and the Company, as amended.
“Contract” means any legally binding contract, subcontract, agreement, note, bond, mortgage, indenture, lease, sublease, license, sublicense, permit, franchise or other instrument, obligation, commitment or arrangement or understanding of any kind or character.

“control” (including the terms “controlled by” and “under common control with”) means the possession, directly or indirectly, or as trustee or executor, of the power to direct or cause the direction of the management and policies of a person, whether through the ownership of voting securities, as trustee or executor, by Contract or credit arrangement or otherwise.
“Device Regulatory Laws” means (i) Laws administered by the FDA relating to the regulation of the procurement, design, research, development, testing, studying, manufacturing, quality, licensing, production, processing, handling, packaging, labeling, storage, advertising, use, promotion, marketing, importation, exportation, sale and distribution of medical devices or components thereof, and any analogous applicable Laws of any State or non-U.S. jurisdiction; (ii) ISO 13485:2016, EU Medical Devices Directive 93/42/EEC, and the EU Medical Devices Regulation 2017/746; (iii) any applicable civil and criminal health care Laws, including the U.S. federal Anti-Kickback Statute (42 U.S.C. § 1320a-7b(b)), Stark Law (42 U.S.C. § 1320a-7b(f)), the Physician Payment Sunshine Act (42 U.S.C. § 1320a-7h), and any analogous applicable Laws of any State or non-U.S. jurisdiction; and (iv) any guidance documents that are issued by the FDA (e.g., Guidance for Industry) or any other Governmental Authority with jurisdiction over any member of the Company Group.
“Director DSU” means each time-based restricted stock unit granted to a non-employee director of the Company under the Atrion Corporation 2021 Equity Incentive Plan, which settles on a deferred basis.
“Employee” means any current or former officer or employee of the Company or any Company Subsidiary.
“Environmental Law” means any Law relating to human health and safety as they relate to Hazardous Materials, or to the protection of the environment or any Release, use, handling, treatment, storage, disposal, generation or manufacture of any Hazardous Material.
“Environmental Permit” means any Company Permit relating to or required by Environmental Laws.
“Equity Interests” means any (a) shares or other equity interests or capital stock of any corporation, limited liability company, partnership, joint venture or other business association or entity, (b) options, warrants, calls, restricted stock units, performance stock units, contingent value rights, “phantom” stock or rights, subscriptions or other rights, agreements, arrangements or commitments of any character relating to the issued or unissued shares or other equity interests or capital stock of any corporation, limited liability company, partnership, joint venture or other business association or entity, (c) securities convertible into or exchangeable or exercisable for any such shares, capital stock or other equity interests, or (d) any other rights or instruments that are linked in any way to the price of the shares of capital stock of any other person or the value of all or any part of another person.
“ERISA” means the Employee Retirement Income Security Act of 1974, as amended.
“ERISA Affiliate” means any person or trade or business under common control with the Company as determined under Sections 414(b), (c), (m) or (o) of the Code.

“Expenses” means all reasonable out-of-pocket expenses (including all fees and expenses of counsel, accountants, investment bankers, financing sources, hedging counterparties, experts and consultants to a party and its Affiliates) incurred (whether or not billed) at any time (whether before or after the date of this Agreement) by a party or on its behalf in connection with or related to the authorization, preparation, negotiation, execution and performance of this Agreement.
“FCPA” means the Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder.
“Federal Health Care Program” means Medicare, Medicaid or any other federal or state health program, as defined in 42 U.S.C. § 1320a-7b(f).
“FDA” means the United States Food and Drug Administration, or any successor agency thereto having the administrative authority to regulate the marketing of human pharmaceutical products or biological therapeutic products, delivery systems and devices in the United States of America.
“FDCA” means the Federal Food, Drug, and Cosmetic Act, at 21 U.S.C. §§ 301 et. seq. and its implementing regulations and guidance.
“Foreign Investment Law” means any Laws that are designed to prohibit, restrict or regulate foreign investment.
“Fraud” means common law fraud under Delaware Law; provided that, under no circumstances shall “Fraud” include any equitable fraud, constructive fraud, negligent misrepresentation, unfair dealings, or other fraud or torts based on reckless disregard or negligence.
“Good Clinical Practices” means the FDA’s standards for the design, conduct, performance, monitoring, auditing, recording, analysis, and reporting of clinical trials contained in 21 C.F.R. Parts 50, 54, 56 and 812, and equivalent non-U.S. Laws to which any member of the Company Group is subject.
“Good Laboratory Practices” means the FDA’s standards for the design, conduct, performance, monitoring, auditing, recording, analysis, and reporting of nonclinical laboratory studies that support or are intended to support applications for research or marketing permits for products regulated by FDA, including but not limited to FDA’s regulations in 21 C.F.R. Part 58.
“Hazardous Materials” means (i) any petroleum products or byproducts, radioactive materials, asbestos, asbestos-containing material, ethylene oxide, per- and polyfluoroalkyl substances or polychlorinated biphenyls or (ii) any waste, material or substance defined as a “hazardous” or “toxic” substance, material, or waste, or as a “pollutant” or “contaminant”, or analogous terminology under any applicable Law pertaining to the environment.
“HIPAA” means the Health Insurance Portability and Accountability Act as amended, 42 U.S.C. § 1320d et seq.
“Intellectual Property” means any and all intellectual property and equivalent proprietary rights in any jurisdiction throughout the world, including any and all: (a) trademarks, service marks, trade names, trade dress, Internet domain names and any and all other identifiers indicating the business or source of goods or services (whether Registered, arising under common law or statutory law, or otherwise) and any and all goodwill connected with the use thereof and symbolized thereby; (b) patents (including provisionals, reissues, divisionals, reexaminations, continuations and continuations-in-part, extensions and counterparts thereof); (c) trade secrets and rights in know-how, methodologies, pricing information, confidential research, algorithms, models, processes, formulas, client lists, invention rights, and other confidential or proprietary information; (d) copyrights (whether Registered or not and including copyrights in Software), moral rights and design rights; (e) other intellectual property rights in Software, data, and databases; and (f) registrations, applications, renewals and extensions for any of the foregoing in clauses (a) through (e).
“Key Employee” means an Employee (i) with an annual base salary or wages of $200,000 or above or (ii) who has a title of Vice President or above.
“Knowledge of the Company” or “Company’s Knowledge” means the actual knowledge of the individuals identified in Section 9.03(a) of the Company Disclosure Schedule.
“Licensed Intellectual Property” means any and all Intellectual Property owned by a third party that the Company or any Company Subsidiary is, or is purported to be, licensed, sublicensed or otherwise permitted to use (including through having obtained a covenant not to sue).
“Liens” means any and all security interests, pledges, claims, charges, options, puts, calls, preemptive purchase rights, easements, restrictions, rights of first refusal, licenses, hypothecation, mortgages, liens and any other encumbrances of any kind or nature whatsoever.
“Nasdaq” means the Nasdaq Global Select Market.
“Non-Employee Service Provider” means any current or former non-employee director, consultant, advisor, vendor or other individual independent contractor of the Company or any Company Subsidiary.
“Notified Body” means an entity licensed, authorized or approved by the applicable government agency, department or other authority to assess and certify the conformity of a medical device with the requirements of Regulation (EU) 2017/745 of the European Parliament and of the Council of 5 April 2017 on medical devices, amending Directive 2001/83/EC, Regulation (EC) No 178/2002 and Regulation (EC) No 1223/2009 and repealing Council Directives 90/385/EEC and 93/42/EEC concerning medical devices, as amended from time to time, and applicable harmonized standards.
“OAI” means Official Action Indicated, which is a designation that FDA issues after conducting an inspection and finding regulatory violations that require further regulatory and/or administrative actions.
“Open Source Software” means any “open source” Software, or other Software having an equivalent licensing or distribution model (including Software licensed pursuant to any GNU General Public License, Library General Public License, Lesser General Public License, Mozilla License, Berkeley Software Distribution License, Open Source Initiative License or MIT, or Apache licenses).

“Order” means, with respect to any person, any award, decision, injunction, judgment, stipulation, order, ruling, subpoena, writ, decree, consent decree or verdict entered, issued, made or rendered by any arbitrator or Governmental Authority of competent jurisdiction affecting such person or any of its properties.
“Owned Intellectual Property” means any and all Intellectual Property owned or purported to be owned by the Company or any Company Subsidiary.
“Permitted Lien” means (a) statutory Liens for Taxes not yet due and payable or the amount or validity of which is being contested in good faith in appropriate proceedings and for which adequate reserves have been set aside in accordance with GAAP, (b) mechanics’, materialmen’s, carriers’, workers’, repairers’ and similar statutory liens arising or incurred in the ordinary course of business, (c) zoning, entitlement, building and other land use regulations imposed by governmental agencies having jurisdiction over any Owned Real Property and which are not violated by the current use and operation of the real property, (d) deposits or pledges made in connection with, or to secure payment of, worker’s compensation, unemployment insurance, old age pension programs mandated under applicable legal requirements or other social security, (e) covenants, conditions, restrictions, easements, encumbrances and other similar matters of record affecting title to but not adversely affecting current occupancy, operation or use of any Owned Real Property in any material respect, (f) restrictions on the transfer of securities arising under federal and state securities laws, (g) any non-exclusive licenses to or of, or other permissions to use, Intellectual Property granted in the ordinary course of business consistent with past practice and (h) any statutory Liens caused by state statutes and/or principles of common law and specific agreements within some leases providing for landlord liens with respect to tenant’s personal property, fixtures and/or leasehold improvements at the subject premises which are not materially adverse to the current occupancy, operation or use of any Owned Real Property.
“person” means an individual, company, corporation, partnership, limited partnership, limited liability company, syndicate, person (including a “person” as defined in Section 13(d)(3) of the Exchange Act), trust, association or entity or government, political subdivision, agency or instrumentality of a government.
“Personally Identifiable Information” means any data or information that constitutes personal data, Protected Health Information (as defined by HIPAA), personally identifiable information, personal information or similar defined term under applicable Laws or any information that is governed, regulated or protected by one or more applicable Laws concerning information relating to an identified or identifiable individual natural person or household.
“Plan” means any (i) “employee benefit plan” (as defined in Section 3(3) of ERISA), whether written or unwritten and whether or not subject to ERISA, (ii) bonus, stock option, stock purchase, restricted stock, restricted stock unit, phantom stock, stock appreciation right, incentive, deferred compensation, performance award, retiree medical or life insurance, supplemental retirement, severance or other benefit plan, agreement, program, policy or arrangement, and (iii) any employment, consulting, termination, severance, change of control, retention or other plan, agreement, program, policy or arrangement, in each case, (A) to which the Company or any Company Subsidiary is a party, (B) with respect to which the Company or any Company Subsidiary has or would reasonably be expected to have any obligation or direct or indirect liability or (C) which are established, maintained, administered, contributed to (or required to be contributed to) or sponsored by the Company or any Company Subsidiary for the current or future benefit of any Employee or Non-Employee Service Provider, other than a plan, policy, program or arrangement which is sponsored or maintained by a Governmental Authority.
“Privacy Laws” means all applicable Laws that govern or relate to privacy, data security, marketing or the receipt, collection, compilation, use, storage, sharing, safeguarding, security, disposal, destruction, disclosure, transfer, or other processing of Personally Identifiable Information.
“Privacy Obligations” means all (a) Privacy Laws and (b) internal and external published policies and procedures, binding industry standards, and restrictions and requirements contained in any Contract to which the Company or any Company Subsidiary is bound, in each case under this clause (b), relating to privacy, data security, marketing or the receipt, collection, compilation, use, storage, sharing, safeguarding, security, disposal, destruction, disclosure, transfer, or other processing of Personally Identifiable Information.
“Proxy Statement Clearance Date” means the earlier of (a) the date on which the Company is informed by the SEC, orally or in writing, that the Proxy Statement will not be reviewed by the SEC, including the first (1st) Business Day that is at least ten (10) calendar days after the filing of the preliminary Proxy Statement if the SEC has not informed the Company that it intends to review the Proxy Statement, and (b) in the event that the Company receives comments from the SEC on the preliminary Proxy Statement, the first (1st) Business Day immediately following the date the SEC informs the Company, orally or in writing, that the SEC staff has no further comments on the preliminary Proxy Statement.
“QSR” means Quality System Regulations, which are promulgated in 21 C.F.R. Part 820.
“Registered” means registrations, recordations, filings, renewals and applications for any of the foregoing with, granted by or pending before a Governmental Authority or Internet domain name registrar.
“Release” means any spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, dumping, or disposing into the environment.
“Representatives” of any person shall mean the officers, directors, employees, accountants, consultants, legal counsel, agents and other representatives of such person or any of its Subsidiaries.
“Sanctioned Country” means any country or region that is (or the government of which is) or has been since January 1, 2021, the subject or target of a comprehensive embargo under Sanctions Laws (including, as of the date of this Agreement, the so-called Donetsk People’s Republic, the so-called Luhansk People’s Republic, the Crimea Region of Ukraine, Cuba, Iran, North Korea, Russia and Syria).
“Sanctioned Person” means any person that is the subject or target of sanctions or restrictions under Sanctions Laws or Ex-Im Laws, including: (a) any person listed on any applicable U.S. or non-U.S. sanctions- or export-related restricted party list, including OFAC’s Specially Designated Nationals and Blocked Persons List; (b) any person that is, in the aggregate, fifty percent (50%) or greater owned, directly or indirectly, or otherwise controlled by a person or persons described in clause (a) of this definition; or (c) any national of a Sanctioned Country.
“Sanctions Laws” means all U.S. and non-U.S. Laws relating to economic or trade sanctions, including the Laws administered or enforced by the United States (including by the U.S. Department of the Treasury, OFAC or the U.S. Department of State), the United Kingdom of Great Britain, the European Union or the United Nations Security Council.
“Software” means (a) computer programs, software, systems and code, including software implementation of algorithms, models and methodologies, program interfaces, source-code and object-code; (b) databases and compilations, operating systems and specifications, data and database management code; (c) utilities, graphical user interfaces, menus, images, icons, forms, methods of processing; (d) documentation, including programmer notes, user manuals and training materials, relating to such computer programs; and (e) in each case of the foregoing clauses (a) through (d), all versions, updates, corrections, enhancements and modifications thereof.
“Subsidiary” or “Subsidiaries” of any person shall mean (a) a corporation more than 50% of the combined voting power of the outstanding voting stock of which is owned by such person or by one or more other Subsidiaries of such person, (b) a partnership of which such person or one or more other Subsidiaries thereof is the general partner and has the power to direct the policies, management and affairs of such partnership, (c) a limited liability company of which such person or one or more other Subsidiaries thereof is the managing member and has the power to direct the policies, management and affairs of such company or (d) any other person (other than a corporation, partnership or limited liability company) in which such person or one or more other Subsidiaries of such person has at least a majority ownership and power to direct the policies, management and affairs thereof.
“Systems” means any and all computers, information technology and data processing systems, assets, equipment, facilities and services used or held for use by any member of the Company Group, including all Software, hardware, firmware, middleware, servers, workstations, routers, hubs, switches, algorithms, telemetry, charging, communication protocols, hosting, applications, networks (including cloud-based), data, communications facilities, platforms and related equipment, systems and services, and all content and related documentation associated with each of the foregoing.
“Tax” or “Taxes” means any federal, state, local and non-U.S. taxes of any kind whatsoever, including income, gross receipts, license, payroll, employment, excise, severance, stamp, occupation, premium, windfall profits, environmental, stock, franchise, profits, withholding, social security, unemployment, disability, real property, personal property, unclaimed property, sales, use, transfer, registration, value-added, alternative or add-on minimum, estimated and other similar taxes and any other assessment, fee, duty, levy or charge, imposed by any Governmental Authority, together with any interest, penalties and additions to tax imposed with respect thereto, whether disputed or not.
“Tax Returns” means any returns, declarations, claims for refund, or information returns or statements, and reports relating to Taxes that are required to be filed with any Governmental Authority, including any documents with respect to or accompanying payments of estimated Taxes, or with respect to or accompanying requests for the extension of time in which to file any such return, declaration, claim for refund or information return or statement, as well as any schedule or attachment thereto and any amendment thereof.
“Transactions” means the Merger and the other transactions contemplated by this Agreement.
“WARN Act” means the Worker Adjustment and Retraining Notification Act of 1988, as amended, or any similar state or local Law.
“Willful Breach” means a material breach of, or material failure to perform a covenant or other agreement contained in, this Agreement, that is a consequence of an act or omission undertaken by the breaching party with the knowledge that the taking of, or failure to take, such act would, or would be reasonably expected to, cause a material breach of this Agreement.
(b)   The following terms have the meaning set forth in the Sections set forth below:
Defined Term	Location of Definition
Acquisition Proposal	§ 6.03(f)(i)
Action	§ 3.11
Adverse Recommendation Change	§ 6.03(c)
Affiliate Transaction	§ 3.24
Agreement	Preamble
Book-Entry Shares	§ 2.02(a)
Burdensome Condition	§ 6.06(d)
Capitalization Date	§ 3.04(b)
Certificate of Merger	§ 1.03
Certificates	§ 2.02(a)
Closing	§ 1.02
Closing Date	§ 1.02
Company	Preamble
Company Agent	§ 9.09(b)
Company Board	Recitals
Company Board Recommendation	§ 3.25(a)
Company Bylaws	§ 1.05
Company Charter	§ 1.05
Company Common Stock	§ 3.04(a)
Company Disclosure Schedule	Article III
Company Permits	§ 3.07
Company PSUs	§ 2.04(a)
Company Stockholder Approval	§ 3.25(b)
Company Termination Fee	§ 8.03(b)(i)

Defined Term	Location of Definition
Confidentiality Agreement	§ 6.02(b)
Continuing Service Provider	§ 6.05(a)
Debt Payoff Letter	§ 6.14
DGCL	Recitals
Dissenting Shares	§ 2.06
Effect	§ 9.03(a)
Effective Time	§ 1.03
Enforceability Exceptions	§ 3.05
Exchange Act	§ 3.06(b)
Excluded Shares	§ 2.01(a)
FDA Application Integrity Policy	§ 3.22(e)
GAAP	§ 3.09(b)
Governmental Authority	§ 3.06(b)
HSR Act	§ 3.06(a)
Indemnified Parties	§ 6.04(a)
Intervening Event	§ 6.03(f)(ii)
IRS	§ 3.12(a)
Latest Balance Sheet	§ 3.09(e)
Law	§ 3.06(a)
Material Contracts	§ 3.16(a)
Merger	Recitals
Merger Consideration	§ 2.01(a)
Merger Sub	Preamble
Opinion	§ 3.27
Outside Date	§ 8.01(b)
Owned Real Property	§ 3.14(a)
Parent	Preamble
Parent Board	Recitals
Parent Termination Fee	§ 8.03(b)(iv)
party	Preamble
Paying Agent	§ 2.02(a)
Paying Agent Agreement	§ 2.02(a)
Payment Fund	§ 2.02(a)
Pre-Closing Period	§ 5.01(a)
Proxy Statement	§ 6.01(a)
Requisite Regulatory Approvals	§ 7.01(c)
Sarbanes-Oxley Act	§ 3.09(a)
SEC	Article III
SEC Reports	§ 3.09(a)

Defined Term	Location of Definition
Securities Act	§ 3.09(a)
Shares	§ 2.01(a)
Superior Proposal	§ 6.03(f)(iii)
Surviving Corporation	§ 1.01
Termination Date	§ 8.01
Truist	§ 3.27
Voting Agreement	Recitals
SECTION 9.04   Interpretation and Rules of Construction.   When a reference is made in this Agreement to an Exhibit, a Schedule, an Article or a Section, such reference shall be to an Exhibit, a Schedule, an Article or a Section of this Agreement unless otherwise indicated. The table of contents, index of defined terms and headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Whenever the words “include”, “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation”. The words “hereof”, “hereto”, “hereby”, “herein” and “hereunder” and words of similar import, when used in this Agreement, shall refer to this Agreement as a whole and not to any particular provision of this Agreement. Documents, materials and information are deemed to have been “made available” to (i) Parent and Merger Sub if such documents, materials or information were available for review by Parent or its Representatives through the electronic data room hosted by Datasite LLC at least one (1) Business Day prior to the date of this Agreement, and (ii) the Company if such documents, materials or information were delivered electronically to the Company or its Representatives by Parent or its Representatives in connection with the Transactions and receipt thereof was acknowledged by the Company or its Representatives at least one (1) Business Day prior to the date of this Agreement, or, in either case, disclosed in an SEC Report filed and publicly available at least two (2) Business Days prior to the date of this Agreement. The term “or” is not exclusive. The word “extent” in the phrase “to the extent” shall mean the degree to which a subject or other thing extends, and such phrase shall not mean simply “if”. The definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms. Any agreement, instrument or Law defined or referred to herein means such agreement, instrument or Law as from time to time amended, modified or supplemented, unless otherwise specifically indicated. When calculating the period of time before which, within which or following which any act is to be done or step taken pursuant to this Agreement, the date that is the reference date in calculating such period shall be excluded, and if the last day of such period is not a Business Day, the period shall end on the immediately following Business Day. Unless otherwise specifically indicated, all references to “dollars” and “$” will be deemed references to the lawful money of the United States of America. Each of the parties has participated in the drafting and negotiation of this Agreement. If an ambiguity or question of intent or interpretation arises, this Agreement must be construed as if it is drafted by all the parties, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement. References to “days” shall mean “calendar days” unless expressly stated otherwise. No specific provision, representation or warranty shall limit the applicability of a more general provision, representation or warranty. Any reference in this Agreement to a date or time shall be deemed to be such date or time in the City of New York, New York, U.S.A., unless otherwise specified.
SECTION 9.05   Severability.   If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of Law, or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the Transactions is not affected in any manner materially adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the Transactions be consummated as originally contemplated to the fullest extent possible.
SECTION 9.06   Disclaimer of Other Representations and Warranties.   Parent, Merger Sub and the Company each acknowledges and agrees that, except for the representations and warranties expressly set forth in Article III (including and as qualified by the Company Disclosure Schedule), with respect to the Company, and Article IV, with respect to Parent, which representations and warranties by the Company and Parent constitute the sole and exclusive representations and warranties of the Company and Parent in connection with this Agreement or the Transactions, (a) no party makes, no party has made, and no party is relying on or has relied on, any representations or warranties relating to itself or its businesses or otherwise in connection with this Agreement or the Transactions, (b) no person has been authorized by any party to make any representation or warranty relating to such party or its businesses or otherwise in connection with this Agreement or the Transactions and, if made, such representation or warranty must not be relied upon as having been authorized by such party, and (c) any estimates, projections, predictions, data, financial information, memoranda, presentations or any other materials or information provided or addressed to any party or any of its Representatives, whether received prior to or after the date of this Agreement, are not and shall not be deemed to be or to include representations or warranties (unless such material or information is the subject of any representation or warranty set forth in this Agreement) and none of Parent or Merger Sub, on the one hand, or any member of the Company Group, on the other hand, will have any claim against such other persons, or any of their respective Affiliates, shareholders or Representatives, or any other person with respect thereto.
SECTION 9.07   Entire Agreement.   This Agreement, taken together with the Company Disclosure Schedule, the Confidentiality Agreement and the Clean Team Agreement, constitutes the entire agreement among the parties with respect to the subject matter hereof and thereof and supersedes all prior agreements and undertakings, both written and oral, among the parties, or any of them, with respect to the subject matter hereof and thereof.
SECTION 9.08   Assignment.   Neither this Agreement nor any of the rights, interests or obligations under this Agreement shall be assigned, in whole or in part, by operation of Law or otherwise by any of the parties without the prior written consent of the other parties; provided that Parent and Merger Sub may assign all or any of their rights and obligations hereunder to any direct or indirect wholly-owned Subsidiary of Parent so long as Parent continues to remain liable for all of such obligations as if no such assignment had occurred. Any purported assignment without such consent shall be void. Subject to the preceding sentences, this Agreement will be binding upon, inure to the benefit of, and be enforceable by, the parties and their respective successors and assigns.
SECTION 9.09   No Third-Party Beneficiaries; Appointment of Agent.
(a)   Each of the parties agrees that (i) their respective representations, warranties, covenants and agreements set forth herein are solely for the benefit of the applicable parties hereto, in accordance with and subject to the terms of this Agreement, and (ii) this Agreement is not intended to, and does not, confer upon any person other than the parties hereto any rights or remedies hereunder, including the right to rely upon the representations and warranties set forth herein, except in each case, for (A) Section 6.04 (of which the Indemnified Parties are express third party beneficiaries), and (B) if the Effective Time occurs, the right of the holders of Company Common Stock to receive the Merger Consideration in accordance with Article II. Notwithstanding the foregoing, in the event of Parent or Merger Sub’s Willful Breach of this Agreement or Fraud, then the stockholders of the Company, acting solely through the Company Agent (as defined below), shall, following valid termination of this Agreement pursuant to Article 8 (and subject in any event to Section 8.02 and Section 8.03), be entitled to pursue damages (which may include the benefit of the bargain lost by the stockholders of the Company); provided that in no event shall any such stockholder of the Company be entitled to enforce any of their rights, or any of Parent or Merger Sub’s obligations, under this Agreement, including in the event of any such Willful Breach of this Agreement or Fraud, and, to the extent permitted by applicable Law, the rights granted pursuant to this sentence shall be enforceable only by the Company Agent, on behalf of and as agent for the stockholders of the Company, in the Company Agent’s sole discretion.
(b)   For purposes of efficiency and administrability, in order to enforce such third party beneficiary rights set forth in Section 9.09(a), to the fullest extent permitted by applicable Law, the Company shall be designated as and act as the sole and exclusive agent of the holders of Shares prior to the Closing (the “Company Agent”), with the right, on behalf of such holders, to pursue and recover any remedies, damages or other amounts, whether in law or in equity, to which such holders may be entitled arising out of this Agreement, under which designation, the rights granted pursuant to this Section 9.09 and Section 8.02 with respect to the recovery of damages based on the losses suffered by the stockholders of the Company (including the loss of the economic benefit of the bargain of the Transactions to the stockholders of the Company) shall be enforceable on behalf of the stockholders of the Company only by the Company in accordance with Section 9.09(a); provided that, in such capacity as sole and exclusive agent for the stockholders of the Company, the Company shall not be liable to the stockholders of the Company for any action taken, suffered or omitted to be taken by it in good faith except to the extent that the Company’s gross negligence or willful misconduct was the cause of any direct loss to the stockholders of the Company.
SECTION 9.10   Remedies; Specific Performance.   The parties acknowledge and agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. Each party agrees that, in the event of any breach or threatened breach by any other party of any covenant or obligation contained in this Agreement, the non-breaching party shall be entitled (in addition to any other remedy that may be available to it whether in law or equity, including monetary damages, except as limited by

Section 8.03) to (a) specific performance to enforce the observance and performance of such covenant or obligation and (b) an injunction restraining such breach or threatened breach. Each party further agrees that no other party or any other person shall be required to obtain, furnish or post any bond or similar instrument in connection with or as a condition to obtaining any remedy referred to in this Section 9.10, and each party irrevocably waives any right it may have to require the obtaining, furnishing or posting of any such bond or similar instrument. Each party hereto hereby waives and agrees not to assert any objections to any remedy referred to in this Section 9.10 (including any objection on the basis that there is an adequate remedy at law or that an award of such remedy is not an appropriate remedy for any reason at law or equity).
SECTION 9.11   Governing Law.
(a)   This Agreement and all Actions arising under this Agreement shall be governed by and construed in accordance with the Laws of the State of Delaware, without giving effect to any applicable principles of conflict of laws that would cause the applicable Laws of another jurisdiction other than the State of Delaware to otherwise govern this Agreement.
(b)   The parties agree that any suit, action or proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement or the Transactions (whether brought by any party or any of its Affiliates or against any party or any of its Affiliates) shall be heard and determined exclusively in the Delaware Court of Chancery; provided, however, that if the Delaware Court of Chancery does not have jurisdiction over such Action, such Action shall be heard and determined exclusively in the United States District Court for the District of Delaware. Consistent with the preceding sentence, each of the parties hereby (i) submits to the exclusive jurisdiction of such courts for the purpose of any Action arising out of or relating to this Agreement brought by either party; (ii) agrees that service of process will be validly effected by sending notice in accordance with Section 9.02; and (iii) irrevocably waive, and agree not to assert by way of motion, defense, or otherwise, in any such Action, any claim that it is not subject personally to the jurisdiction of the above-named courts, that its property is exempt or immune from attachment or execution, that the Action is brought in an inconvenient forum, that the venue of the Action is improper, or that this Agreement or the Transactions may not be enforced in or by any of the above-named courts. Process in any such Action may be served on any party anywhere in the world, whether within or without the jurisdiction of any such court. Without limiting the foregoing, each party agrees that service of process on such party as provided in Section 9.02 shall be deemed effective service of process on such party.
SECTION 9.12   Waiver of Jury Trial.   EACH OF THE PARTIES HEREBY WAIVES TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY WITH RESPECT TO ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR THE TRANSACTIONS. EACH OF THE PARTIES HEREBY (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT HAS BEEN INDUCED TO ENTER INTO THIS

AGREEMENT AND THE TRANSACTIONS, AS APPLICABLE, BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 9.12.
SECTION 9.13   Amendment.   This Agreement may be amended by the parties by action taken by or on behalf of the Company Board or Parent Board, as applicable, at any time prior to the Effective Time; provided, however, that, after receipt of the Company Stockholder Approval, no amendment may be made that would reduce the amount or change the type of consideration into which each Share shall be converted upon consummation of the Merger or that would otherwise require the approval of the stockholders of the Company under applicable Law. This Agreement may not be amended except by an instrument in writing signed by each of the parties.
SECTION 9.14   Waiver.   At any time prior to the Effective Time, any party may (a) extend the time for the performance of any obligation or other act of any other party, (b) waive any inaccuracy in the representations and warranties of any other party contained herein or in any document delivered pursuant hereto and (c) waive compliance with any agreement of any other party or any condition to its own obligations contained herein. Any such extension or waiver shall be valid if set forth in an instrument in writing signed by the party or parties to be bound thereby. The failure of any party to assert any of its rights under this Agreement or otherwise shall not constitute a waiver of those rights.
SECTION 9.15   Company Disclosure Schedule.   The parties agree that any reference in a particular Section of the Company Disclosure Schedule shall be deemed to be disclosed and incorporated by reference in each other Section of the Company Disclosure Schedule to which such information reasonably relates as though fully set forth in such other Section to the extent the applicability and relevance of such information to such other Section is reasonably apparent on the face of such disclosure. Certain items and matters may be listed in the Company Disclosure Schedule for informational purposes only and may not be required to be listed therein by the terms of this Agreement. In no event shall the listing of items or matters in the Company Disclosure Schedule be deemed or interpreted to broaden, or otherwise expand the scope of, the representations and warranties or covenants contained in this Agreement except to the extent set forth in this Agreement. The mere inclusion of an item in the Company Disclosure Schedule as an exception to a representation or warranty (a) shall not be deemed an admission that such item represents a material exception or material event, circumstance, change, effect, development or condition or that such item would constitute a Company Material Adverse Effect and (b) shall not be construed as an admission by the Company to any third party of any non-compliance with, or violation of, any third party rights (including any Intellectual Property rights) or any applicable Law or Order of any Governmental Authority, such disclosures having been made solely for the purposes of creating exceptions to the representations made herein or of disclosing any information required to be disclosed under this Agreement. Without limiting the foregoing, no reference to or disclosure of a possible breach or violation of any Contract or agreement, applicable Law or Order shall be construed as an admission or indication to any third party that a breach or violation exists or has actually occurred. Notwithstanding anything in this Agreement to the contrary, the parties acknowledge and agree that, solely for purposes of Section 251 of the DGCL, the Company Disclosure Schedule is not incorporated by reference into, and shall not be deemed to constitute a part of, this Agreement or the “agreement of merger.”

SECTION 9.16   Counterparts.   This Agreement may be executed and delivered (including by electronic transmission, such as by electronic mail in “pdf” form) in counterparts, and by the different parties in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement.
[REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, Parent, Merger Sub and the Company have caused this Agreement to be executed as of the date first written above by their respective officers thereunto duly authorized.
NORDSON CORPORATION
By:	/s/ Stephen Lovass
Name:	Stephen Lovass
Title:	Executive Vice President
ALPHA MEDICAL MERGER SUB, INC.
By:	/s/ Stephen Lovass
Name:	Stephen Lovass
Title:	President
[Signature Page to Agreement and Plan of Merger]

ATRION CORPORATION
By:	/s/ David A. Battat
Name:	David A. Battat
Title:	President and Chief Executive Officer
[Signature Page to Agreement and Plan of Merger]

EXHIBIT A
FORM OF VOTING AND SUPPORT AGREEMENT
[See attached]

FORM OF VOTING AND SUPPORT AGREEMENT
This VOTING AND SUPPORT AGREEMENT (as the same may be amended from time to time in accordance with its terms, this “Agreement”), dated as of May 28, 2024, by and among the Persons listed on Schedule A (each a “Stockholder” and collectively, the “Stockholders”) in each such person’s capacity as a stockholder of Atrion Corporation, a Delaware corporation (the “Company”), and Nordson Corporation, an Ohio corporation (“Parent”). Capitalized terms used but not otherwise defined herein shall have the meanings given to such terms in the Merger Agreement (as defined below).
WHEREAS, in order to induce Parent and Alpha Medical Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub”), to enter into an Agreement and Plan of Merger, dated as of the date hereof (the “Merger Agreement”), with the Company, Parent has requested each Stockholder, and each Stockholder has agreed, to enter into this Agreement with respect to the number of shares of common stock, par value $0.10 per share, of the Company (the “Shares”) that such Stockholder beneficially owns and are set forth next to such Stockholder’s name on Schedule A (together with such additional Shares or voting securities of which such Stockholder acquires record or beneficial ownership after the date hereof, such Stockholder’s “Subject Shares”).
NOW, THEREFORE, in consideration of the foregoing and the respective representations, warranties, covenants and agreements set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:
ARTICLE 1
Grant of Proxy; Voting Agreement
Section 1.01.   Voting Agreement.   Beginning on the date hereof until the Expiration Date, each Stockholder hereby irrevocably and unconditionally agrees that at any meeting of the stockholders of the Company, however called, and at any adjournment thereof, at which the Merger Agreement (or any amended version thereof) or the Transactions, are submitted for the consideration and vote of the stockholders of the Company, or in any other circumstance in which the vote or other approval of the stockholders of the Company is sought, each Stockholder shall, in each case to the fullest extent that its Subject Shares are entitled to vote thereon, (a) appear at such meeting or otherwise cause its Subject Shares to be counted as present thereat for purposes of calculating a quorum, (b) vote (or cause to be voted), in person or by proxy, all Subject Shares that such Stockholder is entitled to vote at the time of any vote (i) in favor of the approval and adoption (as applicable) of the Merger Agreement and any actions related thereto, (ii) in favor of any proposal to adjourn a meeting of the stockholders of the Company to solicit additional proxies in favor of the approval and adoption (as applicable) of the Merger Agreement and any actions related thereto, and (iii) against any (1) Acquisition Proposal, (2) reorganization, recapitalization, liquidation or winding-up of the Company or any other extraordinary transaction involving the Company, (3) action or agreement the consummation of which would reasonably be expected to prevent or delay the consummation of the Transactions, (4) any action or agreement that would reasonably be expected to result in a material breach or violation of any covenant, representation or warranty or any other obligation of such Stockholder contained in this Agreement, or (5) any change in the membership of the Company Board, unless approved by Parent.
Section 1.02.   Irrevocable Proxy.   Each Stockholder hereby revokes any and all previous proxies granted with respect to its Subject Shares (and such Stockholder hereby represents that any such prior proxy is revocable). By entering into this Agreement, such Stockholder hereby grants a proxy appointing Parent as such Stockholder’s attorney-in-fact and proxy, with full power of substitution, for and in such Stockholder’s name, to vote, express dissent, or otherwise to utilize such voting power in the manner contemplated by Section 1.01 as Parent or its proxy or substitute shall, in Parent’s sole discretion, deem proper with respect to the Subject Shares; provided that (a) Parent shall not exercise the proxy granted by such Stockholder under this Section 1.02 more than ten (10) Business Days prior to the Company Stockholders’ Meeting unless such Stockholder fails to comply with his obligation under this Agreement or attempts or purports to vote the Subject Shares in a manner inconsistent with Section 1.01 and (b) if Parent intends to exercise the proxy granted by such Stockholder under this Section 1.02 between the tenth (10th) Business Day and the second (2nd) Business Day prior to the Company Stockholders’ Meeting, Parent shall provide the applicable Stockholder with written notice at least twenty-four (24) hours prior to exercising such proxy. The proxy granted by such Stockholder pursuant to this Article 1 is irrevocable and is granted in consideration of Parent entering into the Merger Agreement and incurring certain related fees and expenses. The proxy granted by such Stockholder shall automatically be revoked upon the Expiration Date. Each Stockholder hereby ratifies and confirms all actions that the proxy appointed hereunder may lawfully do or cause to be done in accordance with this Section 1.02. Each Stockholder intends this proxy to be irrevocable and unconditional during the term of this Agreement and coupled with an interest and will take such further action or execute such other instruments as may be reasonably necessary to effect the intent of this proxy. Each Stockholder hereby agrees not to grant any proxy during the term of this Agreement with respect to any Subject Shares that is inconsistent with the proxy granted pursuant to this Section 1.02. Any attempt by such Stockholder to grant a proxy, vote or express dissent with respect to (or otherwise to utilize the voting power of) its Subject Shares in a manner inconsistent with the proxy granted pursuant to this Section 1.02 shall be null and void ab initio.
ARTICLE 2
Representations and Warranties of Stockholders
Each Stockholder on its own behalf represents and warrants to Parent, severally and not jointly, as of the date hereof with respect to such Stockholder, that:
Section 2.01.   Authorization; Binding Agreement.   The execution, delivery and performance by such Stockholder of this Agreement and the consummation by such Stockholder of the transactions contemplated hereby are within the organizational or individual powers of such Stockholder and have been duly authorized by all necessary action on the part of such Stockholder. This Agreement constitutes a legal, valid and binding Agreement of such Stockholder, enforceable against such Stockholder in accordance with its terms, subject, in the case of enforceability, to the Enforceability Exceptions. If such Stockholder is married and the Subject Shares set forth on Schedule A hereto opposite such Stockholder’s name constitute community property under applicable Law, this Agreement has been duly authorized, executed and delivered by, and constitutes the valid and binding agreement of, such Stockholder’s spouse. If this Agreement is being executed in a representative or fiduciary capacity, the Person signing this Agreement has full power and authority to enter into and perform this Agreement. Other than as provided in the Merger Agreement and except for any filings by such Stockholder with the SEC, the execution, delivery and performance by such Stockholder of this Agreement do not require any action by or in respect of, or any notice, report or other filing by such Stockholder with or to, or any consent, registration, approval, permit or authorization from, any Governmental Authority, other than any actions or filings the absence of which would not reasonably be expected to, individually or in the aggregate, prevent, delay or impair such Stockholder’s ability to perform its obligations hereunder.
Section 2.02.   Non-Contravention.   The execution, delivery and performance by such Stockholder of this Agreement and the performance of its obligations hereunder do not and will not (i) if such Stockholder is an entity, violate the certificate of incorporation or bylaws (or other comparable organizational documents) of such Stockholder, (ii) violate any Law applicable to such Stockholder, or (iii) require any consent, payment, notice to, or other action by any Person under, constitute a default under, or give rise to any right of termination, cancellation or acceleration or to a loss of any benefit to which such Stockholder is entitled under any provision of any Contract to which such Stockholder is a party, in each case of this clause (iii), other than such consents, payments, notices to, or other actions that (A) have been duly obtained prior to the execution and delivery of this Agreement or (B) would not reasonably be expected to, individually or in the aggregate, prevent, delay or impair such Stockholder’s ability to perform its obligations hereunder.
Section 2.03.   Ownership of Shares.   [Except as disclosed in Footnote 7 under the heading “Securities Ownership” in the Company’s Schedule 14A, dated April 9, 2024 (such disclosure, the “Ownership Disclosure”),]1 such Stockholder is the sole record and beneficial owner of the Subject Shares, free and clear of any Liens (other than Permitted Liens and any Liens created by this Agreement). Except for this Agreement, none of the Subject Shares is subject to any voting trust or other Contract with respect to the voting of such Subject Shares. Except as otherwise provided in Article 1 of this Agreement [or as disclosed in the Ownership Disclosure], such Stockholder has, and will have at all times during the term of this Agreement, the sole right to vote and direct the vote of, and to dispose of and direct the disposition of, such Stockholder’s Subject Shares, and there are no Contracts of any kind, contingent or otherwise, obligating such Stockholder to Transfer, or cause to be Transferred, any of its Subject Shares, and no Person has any contractual or other right or obligation to purchase or otherwise acquire any of such Stockholder’s Subject Shares. Except for this Agreement, none of such Stockholder’s Subject Shares are subject to any voting agreement, voting trust or other agreement or arrangement, including any proxy, consent or power of attorney. For purposes of this Agreement, “beneficial ownership” and “beneficially own” and similar terms have the meaning set forth in Rule 13d-3 under the U.S. Securities Exchange Act of 1934.
Section 2.04.   Total Shares.   Except for its Subject Shares set forth on Schedule A hereto, such Stockholder does not beneficially own any other Equity Interests of the Company.

1 Note to Draft: To be included solely in the voting agreement for John P. Stupp, Jr.

Section 2.05.   Reliance.   Such Stockholder understands and acknowledges that Parent is entering into the Merger Agreement in reliance upon such Stockholder’s execution and delivery of this Agreement and the representations, warranties, covenants and obligations of Stockholder contained herein. Such Stockholder acknowledges that it has had the opportunity to seek independent legal advice from legal counsel of such Stockholder’s own choosing prior to executing this Agreement. Such Stockholder understands and acknowledges that the Merger Agreement governs the terms of the Merger and the Transactions.
Section 2.06.   Absence of Litigation.   Such Stockholder represents that there is no Action pending or, to the knowledge of such Stockholder, threatened against or affecting (i) such Stockholder or any of its properties or assets (including such Stockholder’s Subject Shares) or (ii) any of its controlled Affiliates or any of their respective properties or assets, in each case before (or, in the case of threatened Actions, that would be before) or by any Governmental Authority or arbitrator that would reasonably be expected to, individually or in the aggregate, prevent or delay or impair the consummation by such Stockholder of the transactions contemplated by this Agreement or otherwise adversely impact such Stockholder’s ability to perform its obligations hereunder on a timely basis.
Section 2.07.   Finder’s Fees.   No investment banker, broker, finder or other intermediary is entitled to a fee or commission from any member of the Company Group in respect of this Agreement or the Transactions based upon any arrangement or agreement made by or on behalf of such Stockholder in such Stockholder’s capacity as such.
Section 2.08.   No Other Representations.   Such Stockholder acknowledges and agrees that other than the representations expressly set forth in this Agreement, Parent has not made, and is not making, any representations or warranties to such Stockholder with respect to Parent, the Merger Agreement or any other matter. Such Stockholder hereby specifically disclaims reliance upon any representations or warranties (other than the representations expressly set forth in this Agreement).
ARTICLE 3
Representations and Warranties of Parent
Parent represents and warrants to each Stockholder, as of the date hereof, as follows:
Section 3.01.   Corporation Authorization.   The execution, delivery and performance by Parent of this Agreement and the consummation by Parent of the transactions contemplated hereby are within the corporate powers of Parent and have been duly authorized by all necessary corporate action. This Agreement constitutes a valid and binding agreement of Parent, enforceable against Parent in accordance with its terms, subject, in the case of enforceability, to the Enforceability Exceptions.
Section 3.02.   Non-Contravention.   The execution, delivery and performance by Parent of this Agreement and the performance of its obligations hereunder do not and will not (i) violate the certificate of incorporation or bylaws (or other comparable organizational documents) of Parent, (ii) violate any Law applicable to Parent, (iii) other than the filing of a Schedule 13D with the SEC, require any consent, payment, notice to, or other action by any Person under, constitute a default under, or give rise to any right of termination, cancellation or acceleration or to a loss of any benefit to which Parent is entitled under any provision of any Contract to which Parent is a party, in each case, other than such consents, payments, notices to, or other actions that (A) have been duly obtained prior to the execution and delivery of this Agreement or (B) would not reasonably be expected to, individually or in the aggregate, prevent, delay or impair Parent ability to perform its obligations hereunder.
Section 3.03.   No Other Representations.   Parent acknowledges and agrees that other than the representations expressly set forth in this Agreement, each Stockholder has not made, and is not making, any representations or warranties to Parent with respect to such Stockholder, the Merger Agreement or any other matter. Parent hereby specifically disclaims reliance upon any representations or warranties (other than the representations expressly set forth in this Agreement).
ARTICLE 4
Covenants of Stockholders
Each Stockholder hereby covenants and agrees that:
Section 4.01.   No Proxies for or Encumbrances on Subject Shares.
(a)   Except pursuant to the terms of this Agreement, such Stockholder shall not, without the prior written consent of Parent, directly or indirectly, (i) grant any proxies, powers of attorney, or any other authorizations or consents, or enter into any voting trust or other agreement or arrangement with respect to the voting of any Subject Shares, (ii) acquire, sell, assign, transfer, encumber or otherwise dispose of, or enter into any Contract with respect to the direct or indirect acquisition or sale, assignment, transfer, encumbrance or other disposition of (including by gift, and whether by merger, by tendering into any tender or exchange offer, by testamentary disposition, by operation of law or otherwise, and including pursuant to any derivative transaction), any Subject Shares (or any beneficial ownership therein or portion thereof) during the term of this Agreement or consent to any of the foregoing (each, a “Transfer” (which defined term includes derivations of such defined term)), (iii) otherwise permit any Liens to be created on any of such Stockholder’s Subject Shares, or (iv) enter into any Contract with respect to the direct or indirect Transfer of any of such Stockholder’s Subject Shares; provided that nothing herein shall prohibit a Stockholder from the following: (A) if such Stockholder is an individual, make Transfers of the Subject Shares (w) to any trust for the direct benefit of such Stockholder or the immediate family of such Stockholder, (x) by will, other testamentary document or intestate succession to the legal representative, heir, beneficiary or a member of the immediate family of such Stockholder, (y) by operation of law pursuant to a qualified domestic relations order or in connection with a divorce settlement, or (z) to the Company to cover tax withholding obligations of such Stockholder in connection with the vesting of any Company RSU award, provided that the underlying Subject Shares held by such Stockholder shall continue to be subject to the restrictions and obligations set forth in this Agreement, or (B) Transfer Subject Shares to an Affiliate of such Stockholder (any such Transfer, a “Permitted Transfer”); provided, further, that any Permitted Transfer shall be permitted only if, as a precondition to such Transfer, the transferee agrees in writing to be bound by each of the terms of, and to assume all of the obligations of such Stockholder under, this Agreement with respect to the Subject Shares so Transferred by executing and delivering a joinder agreement, in form and substance reasonably acceptable to Parent.
(b)   Such Stockholder hereby agrees that this Agreement and the obligations hereunder shall attach to such Stockholder’s Subject Shares and shall be binding upon any

Person to which legal or beneficial ownership shall pass, whether by operation of law or otherwise including its successors or permitted assigns and if any involuntary Transfer of any of such Stockholder’s Subject Shares shall occur (including a sale by such Stockholder’s trustee in any bankruptcy, or a sale to a purchaser at any creditor’s or court sale), the transferee (which term, as used herein, shall include any and all transferees and subsequent transferees of the initial transferee) shall take and hold such Stockholder’s Subject Shares subject to all of the restrictions, liabilities and rights under this Agreement as such Stockholder for all purposes hereunder.
(c)   Except as otherwise expressly permitted by this Section 4.01, each Stockholder hereby agrees not to request that the Company register the Transfer of any certificate or uncertificated interest representing any or all of the Subject Shares and each Stockholder authorizes the Company to impose stop orders to prevent the Transfer of any of such Stockholder’s Subject Shares in violation of this Agreement.
Section 4.02.   No Solicitation.   No Stockholder shall take any action that the Company would then be prohibited from taking under Section 6.03 of the Merger Agreement.
Section 4.03.   Appraisal Rights.   Each Stockholder hereby irrevocable waives and agrees not to exercise any rights (including under Section 262 of the General Corporation Law of the State of Delaware) it may have to demand appraisal, dissent or any similar or related matter with respect to any Subject Shares that may arise with respect to the Merger.
Section 4.04.   Notice of Certain Events.   Each Stockholder shall promptly notify Parent of any fact, change or development occurring or arising after the date hereof that causes, or would reasonably be expected to cause, any breach of any representation, warranty, covenant or agreement of such Stockholder hereunder.
Section 4.05.   Adjustments.   In the event of any stock split, stock dividend or distribution, reorganization, recapitalization, readjustment, reclassification, combination, exchange of shares or the like of the capital stock of the Company on, of or affecting the Subject Shares, then the terms of this Agreement shall apply to the Company Securities received in respect of the Subject Shares by such Stockholder immediately following the effectiveness of the events described in this Section 4.05, as though they were Subject Shares hereunder.
Section 4.06.   Directors and Officers.   Nothing in this Agreement shall limit or restrict any Stockholder who serves as a director or officer of the Company or any of its Subsidiaries in acting in his or her capacity as a director or as an officer, as applicable, of the Company or such Subsidiary, as applicable. Each Stockholder is entering into this Agreement solely in his or her capacity as a stockholder of the Company and nothing herein shall not limit or affect in any manner, any such Stockholder’s actions, omissions, judgments or decisions as a director or officer, as applicable, of the Company or any of its Subsidiaries, including, taking any action permitted by Section 6.03 of the Merger Agreement, and no such action, omission, judgment or decision, in such Stockholder, affiliate or designee’s capacity as member of the director or officer of the Company or any of its Subsidiaries shall violate any of such Stockholder’s agreements or obligations under this Agreement. Parent shall not assert any claim that any action taken by such Stockholder in his capacity as a director or officer of the Company or any of its Subsidiaries violates any provision of this Agreement.

Section 4.07.   Disclosure.   Each Stockholder shall permit Parent and the Company to publish and disclose in all documents and schedules filed with the SEC, and any press release or other disclosure document Parent or the Company determines to be necessary in connection with the Merger and the Transactions, such Stockholder’s identity and ownership of Subject Shares and the nature of such Stockholder’s commitments under this Agreement.
Section 4.08.   Additional Shares.   In the event that any Stockholder acquires record or beneficial ownership of, or the power to vote or direct the voting of, any additional Shares or other voting interests with respect to the Company, such Shares or voting interests shall, without further action of the parties, be deemed Subject Shares and subject to the provisions of this Agreement, the number of Shares held by such Stockholders shall be deemed amended accordingly, and such Shares or voting interests shall automatically become subject to the terms of this Agreement. Each Stockholder shall promptly notify Parent of any such event.
Section 4.09.   Actions.   Each Stockholder hereby agrees not to commence or participate in any Action or claim, whether derivative or otherwise, against Parent, Merger Sub, the Company or any of their respective Affiliates, or their respective boards of directors or members thereof or officers, relating to the negotiation, execution or delivery of this Agreement or the Merger Agreement, or the consummation of the Transactions, including any such claim (i) challenging the validity of, or seeking to enjoin the operation of, any provision of this Agreement, or (ii) alleging a breach of any fiduciary duty of the Company Board in connection with the Merger Agreement or the Transactions, and such Stockholder hereby agrees to take all actions necessary to opt out of any class in any class action relating to the foregoing; provided that the foregoing shall not limit a Stockholder from (A) participating as a defendant or asserting counterclaims in response to any claims commenced against such Stockholder relating to this Agreement, the Merger Agreement or the Transactions or (B) asserting a claim against Parent or Merger Sub for breach of this Agreement or, to the extent permitted by the Merger Agreement and applicable Law, the Merger Agreement.
Section 4.10.   Adverse Actions.   Each Stockholder hereby covenants and agrees that such Stockholder shall not, at any time prior to the Expiration Date, take any action that would prevent, delay, or would reasonably be expected to delay in any material respect the Transactions.
ARTICLE 5
Miscellaneous
Section 5.01.   Other Definitional and Interpretative Provisions.   When a reference is made in this Agreement to a Schedule, an Article or a Section, such reference shall be to a Schedule, an Article or a Section of this Agreement unless otherwise indicated. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Whenever the words “include”, “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation”. The words “hereof”, “hereto”, “hereby”, “herein” and “hereunder” and words of similar import, when used in this Agreement, shall refer to this Agreement as a whole and not to any particular provision of this Agreement. The term “or” is not exclusive. The word “extent” in the phrase “to the extent” shall mean the degree to which a subject or other thing extends, and such phrase shall not mean simply “if”. The definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms. Any agreement, instrument or Law defined or referred to herein means such agreement, instrument or Law as from time to time amended, modified or supplemented, unless otherwise specifically indicated. When calculating the period of time before which, within which or following which any act is to be done or step taken pursuant to this Agreement, the date that is the reference date in calculating such period shall be excluded, and if the last day of such period is not a Business Day, the period shall end on the immediately following Business Day. Each of the parties has participated in the drafting and negotiation of this Agreement. If an ambiguity or question of intent or interpretation arises, this Agreement must be construed as if it is drafted by all the parties, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement. No specific provision, representation or warranty shall limit the applicability of a more general provision, representation or warranty.
Section 5.02.   Further Assurances.   Parent and each Stockholder will each execute and deliver, or cause to be executed and delivered, all further documents and instruments and use its best efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable under applicable laws and regulations, to consummate and make effective the transactions contemplated by this Agreement.
Section 5.03.   No Ownership Interest.   Nothing contained in this Agreement shall be deemed to vest in Parent any direct or indirect ownership or incidence of ownership of or with respect to the Subject Shares. All rights, ownership and economic benefits of and relating to the Subject Shares shall remain vested in and belong to the relevant Stockholder, and Parent shall have no authority to exercise any power or authority to direct any Stockholder in the voting or disposition of any of the Subject Shares, except as otherwise provided herein.
Section 5.04.   Notices.   All notices, requests, claims, demands and other communications under this Agreement shall be in writing and shall be given or made (and shall be deemed to have been duly given or made upon receipt) by delivery in person, by an internationally recognized overnight courier service or by email transmission (upon confirmation of receipt and provided that if sent by email transmission prior to 6:00 p.m. recipient’s local time, upon transmission (provided, no “bounce back” or similar message of non-delivery is received with respect thereto) or if sent by email transmission after 6:00 p.m. recipient’s local time and no “bounce back” or similar message of non-delivery is received with respect thereto, the Business Day following the date of transmission) to the respective parties at the following coordinates (or at such other coordinates for a party as shall be specified in a notice given in accordance with this Section 5.04):

if to Parent, to:
Nordson Corporation
28601 Clemens Road
Westlake, Ohio 44145
Attention: Jennifer L. McDonough
Email:
with a copy (which shall not constitute notice) to:
Davis Polk & Wardwell LLP
450 Lexington Avenue
New York, New York 10017
Attention: James P. Dougherty
Shanu Bajaj
Email:
if to any Stockholder, to the address set forth on Schedule A opposite the name(s) of such Stockholder(s), with a copy to (which shall not constitute notice) to:
Allen Overy Shearman Sterling US LLP
599 Lexington Avenue
New York, NY 10022
Attention: Clare O’Brien
Derrick Lott
Email:
Section 5.05.   Amendments; Termination.   Any provision of this Agreement may be amended or waived if, but only if, such amendment or waiver is in writing and is signed, in the case of an amendment, by each party to this Agreement or in the case of a waiver, by the party against whom the waiver is to be effective. This Agreement shall automatically terminate without further action of any party hereto upon the earlier of (i) the Effective Time, (ii) the termination of the Merger Agreement in accordance with its terms, (iii) as to any Stockholder, any amendment to the Merger Agreement that reduces the amount of or changes the form of, or imposes any material restrictions or conditions on the payment of, the Merger Consideration or extends the Outside Date, in each case, unless such amendment has been consented to by such Stockholder, or (iv) the mutual written agreement of each party to this Agreement (any such date under clauses (i) through (iv) being referred to herein as the “Expiration Date”). Notwithstanding the foregoing, (i) the provisions set forth in this Article 5 shall survive the termination of this Agreement and (ii) no termination of this Agreement shall relieve any party hereto from liability, or otherwise limit the liability of any party hereto, for any Willful Breach of this Agreement that occurred prior to the Expiration Date.
Section 5.06.   Expenses.   All costs and expenses incurred in connection with this Agreement shall be paid by the party incurring such cost or expense.
Section 5.07.   Successors and Assigns.   Neither this Agreement nor any of the rights, interests or obligations under this Agreement shall be assigned, in whole or in part, by operation of Law or otherwise by any of the parties without the prior written consent of the other parties. Any purported assignment without such consent shall be void.

Subject to the preceding sentences, this Agreement will be binding upon, inure to the benefit of, and be enforceable by, the parties and their respective successors and assigns.
Section 5.08.   Governing Law.   This Agreement and all Actions arising under this Agreement shall be governed by and construed in accordance with the Laws of the State of Delaware, without giving effect to any applicable principles of conflict of laws that would cause the applicable Laws of another jurisdiction other than the State of Delaware to otherwise govern this Agreement.
Section 5.09.   Jurisdiction.   The parties agree that any suit, action or proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement (whether brought by any party or any of its Affiliates or against any party or any of its Affiliates) shall be heard and determined exclusively in the Delaware Court of Chancery; provided, however, that if the Delaware Court of Chancery does not have jurisdiction over such Action, such Action shall be heard and determined exclusively in the United States District Court for the District of Delaware. Consistent with the preceding sentence, each of the parties hereby (i) submits to the exclusive jurisdiction of such courts for the purpose of any Action arising out of or relating to this Agreement brought by either party; (ii) agrees that service of process will be validly effected by sending notice in accordance with Section 5.04; and (iii) irrevocably waive, and agree not to assert by way of motion, defense, or otherwise, in any such Action, any claim that it is not subject personally to the jurisdiction of the above-named courts, that its property is exempt or immune from attachment or execution, that the Action is brought in an inconvenient forum, that the venue of the Action is improper, or that this Agreement or the Transactions may not be enforced in or by any of the above-named courts. Process in any such Action may be served on any party anywhere in the world, whether within or without the jurisdiction of any such court. Without limiting the foregoing, each party agrees that service of process on such party as provided in Section 5.04 shall be deemed effective service of process on such party.
Section 5.10.   WAIVER OF JURY TRIAL.   EACH OF THE PARTIES HEREBY WAIVES TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY WITH RESPECT TO ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT. EACH OF THE PARTIES HEREBY (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT, AS APPLICABLE, BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 5.10.
Section 5.11.   Counterparts.   This Agreement may be executed and delivered (including by electronic transmission, such as by electronic mail in “pdf” form) in counterparts, and by the different parties in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement.
Section 5.12.   Severability.   If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of Law, or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the fullest extent possible.
Section 5.13.   Specific Performance.   The parties acknowledge and agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. Each party agrees that, in the event of any breach or threatened breach by any other party of any covenant or obligation contained in this Agreement, the non-breaching party shall be entitled (in addition to any other remedy that may be available to it whether in law or equity, including monetary damages) to (a) specific performance to enforce the observance and performance of such covenant or obligation and (b) an injunction restraining such breach or threatened breach. Each party further agrees that no other party or any other person shall be required to obtain, furnish or post any bond or similar instrument in connection with or as a condition to obtaining any remedy referred to in this Section 5.13, and each party irrevocably waives any right it may have to require the obtaining, furnishing or posting of any such bond or similar instrument. Each party hereto hereby waives and agrees not to assert any objections to any remedy referred to in this Section 5.13 (including any objection on the basis that there is an adequate remedy at law or that an award of such remedy is not an appropriate remedy for any reason at law or equity).
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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.
NORDSON CORPORATION
By:
Name: Title:
[STOCKHOLDER]
By:
Name: Title:
[Voting and Support Agreement Signature Page]

Schedule A
Name of Stockholder	Subject Shares	Address for Notices (including email)

EXHIBIT B
FORM OF CERTIFICATE OF INCORPORATION OF SURVIVING CORPORATION
[See attached]

AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
ATRION CORPORATION
FIRST:   The name of the corporation is Atrion Corporation (the “Corporation”).
SECOND:   The address of its registered office in the State of Delaware is 251 Little Falls Drive, City of Wilmington, County of New Castle, Delaware 19808. The name of its registered agent at such address is Corporation Service Company.
THIRD:   The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware as the same exists or may hereafter be amended (“Delaware Law”).
FOURTH:   The total number of shares of stock which the Corporation shall have authority to issue is 100, and the par value of each such share is $0.10, amounting in the aggregate to $10.00.
FIFTH:   The Board of Directors shall have the power to adopt, amend or repeal the bylaws of the Corporation.
SIXTH:   Election of directors need not be by written ballot unless the bylaws of the Corporation so provide.
SEVENTH:   The Corporation expressly elects not to be governed by Section 203 of Delaware Law.
EIGHTH:   A director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director’s duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of Delaware Law, or (iv) for any transaction from which the director derived any improper personal benefit. If Delaware Law is hereafter amended to authorize, with the approval of a corporation’s stockholder, further reductions in the liability of the directors of a corporation for breach of fiduciary duty, then a director of the Corporation shall not be liable for any such breach to the fullest extent permitted by Delaware Law as so amended. Any repeal or modification of the foregoing provisions of this ARTICLE EIGHTH by the stockholders of the Corporation shall not adversely affect any right or protection of a director of the Corporation existing at the time of such repeal or modification.
NINTH:   To the fullest extent permitted by Delaware Law, an officer of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as an officer, except for liability (i) for any breach of the officer’s duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the Delaware Law, (iv) for any transaction from which the officer derived any improper personal benefit, or (v) in any action by or in the right of the Corporation. If the Delaware Law is hereafter amended to authorize, with the approval of the Corporation’s stockholders, further reductions in the liability of the officers of a corporation for breach of fiduciary duty, then an officer of the Corporation shall not be liable for any such breach to the fullest extent permitted by the Delaware Law as so amended. Any repeal or modification of the foregoing provisions of this ARTICLE NINTH by the stockholders of the Corporation shall not adversely affect any right or protection of any officer of the Corporation existing at the time of such repeal or modification.
TENTH:   The Corporation reserves the right to amend this Certificate of Incorporation in any manner permitted by Delaware Law and all rights and powers conferred herein on stockholders, directors and officers, if any, are subject to this reserved power.

Annex B
Opinion of Truist Securities, Inc.
May 27, 2024
The Board of Directors
Atrion Corporation
One Allentown Parkway
Allen, Texas 75002
The Board of Directors:
We understand that Atrion Corporation (“Atrion”), Nordson Corporation (“Nordson”) and Alpha Medical Merger Sub, Inc., a wholly owned subsidiary of Nordson (“Merger Sub”), propose to enter into an Agreement and Plan of Merger (the “Agreement”) pursuant to which (i) Merger Sub will be merged with and into Atrion, with Atrion as the surviving corporation (the “Merger”), and (ii) all outstanding shares of the common stock, par value $0.10 per share, of Atrion (“Atrion Common Stock”) will be converted in the Merger into the right to receive $460 per share in cash (the “Merger Consideration”). The terms and conditions of the Merger are more fully set forth in the Agreement.
You have requested that Truist Securities, Inc. render its opinion (this “Opinion”) to the Board of Directors of Atrion (the “Board of Directors”), in its capacity as such, with respect to the fairness, from a financial point of view, of the Merger Consideration to be paid pursuant to the Agreement to holders of Atrion Common Stock (other than, as applicable, Nordson, Merger Sub and their respective affiliates).
In connection with this Opinion, we have conducted such reviews, analyses and inquiries as we have deemed necessary and appropriate under the circumstances. Among other things, we have reviewed:
(i)
a version, as of May 27, 2024, of the Agreement;

(ii)
certain publicly available business and financial information relating to Atrion and historical market prices for Atrion Common Stock;

(iii)
certain other financial information relating to Atrion made available to us by the management of Atrion, including financial projections and estimates relating to Atrion provided to or discussed with us by the management of Atrion;

(iv)
the financial and operating performance of Atrion and certain other companies with publicly traded equity securities that we deemed relevant; and

(v)
publicly available financial terms of certain transactions that we deemed relevant.

We also have had discussions with certain members of the senior management and other representatives of Atrion regarding the business, financial condition, results of operations and prospects of Atrion and certain matters pertaining to or resulting from the Merger and have undertaken such other studies, analyses and investigations as we deemed appropriate.
We have relied upon and assumed, without independent verification, the accuracy and completeness of all data, materials and other information furnished or otherwise made available to us, discussed with or reviewed by us, or publicly available, and upon assurances of the management and other representatives of Atrion that they are not aware of any relevant information that has been omitted or that remains undisclosed to us and we do not assume any

The Board of Directors
Atrion Corporation
May 27, 2024

responsibility with respect to any such data, materials or other information. Our role in reviewing such data, materials and other information was limited solely to performing such review as we deemed necessary and appropriate to support this Opinion and such review was not conducted on behalf of Atrion or any other party. In addition, the management of Atrion has advised us, and we have assumed, that the financial projections, estimates and other information that we have been directed to utilize for purposes of our analyses and this Opinion have been reasonably prepared in good faith on bases reflecting the best currently available estimates and judgments of such management as to, and are a reasonable basis upon which to evaluate, the future financial results and condition of Atrion and the other matters covered thereby, and we express no opinion with respect to any such projections, estimates or other information or the assumptions on which they are based. We also have assumed, without independent verification, that there has been no change in the business, assets, liabilities, financial condition, results of operations, cash flows or prospects of Atrion since the respective dates of the most recent financial statements and other information, financial or otherwise, provided to, discussed with or reviewed by us that would be meaningful in any respect to our analyses or this Opinion, and that there is no information or any facts that would make any of the information provided to, discussed with or reviewed by us incomplete or misleading.
We have relied upon, without independent verification, the assessments of the management of Atrion as to, among other things, (i) the potential impact on Atrion of macroeconomic, geopolitical, market, competitive and other conditions, trends and developments in and prospects for, and governmental, regulatory and legislative matters relating to or otherwise affecting, the healthcare industry and the medical device sector thereof, including the pricing and availability of raw materials utilized in Atrion’s business, which are subject to significant volatility and which, if different than as assumed, could have a meaningful impact on our analyses and this Opinion, (ii) the products, technology and intellectual property of Atrion and associated risks, including, without limitation, with respect to the development, manufacturing and commercialization of product candidates and the validity and duration of patents, and (iii) existing and future agreements and other arrangements involving, and the ability to attract, retain and/or replace, key employees, customers, suppliers, distributors, healthcare professionals, clinical advisors and other commercial relationships of Atrion. We have assumed that there will be no developments with respect to any such matters that would have an adverse effect on Atrion or the Merger or that otherwise would be meaningful in any respect to our analyses and this Opinion.
We also have relied upon and assumed, without independent verification, that (a) the representations and warranties of all parties to the Agreement are true and correct; (b) each party to the Agreement will fully and timely perform all of the covenants and agreements required to be performed by such party under the Agreement; (c) all conditions to the consummation of the Merger will be satisfied without waiver thereof; and (d) the Merger will be consummated in accordance with the terms of the Agreement, and in compliance with all applicable laws and requirements, without waiver, modification or amendment of any term, condition or agreement therein and that, in the course of obtaining any governmental, regulatory or third party consents, approvals, releases, waivers or agreements in connection with the Merger, no delay, limitation, restriction or condition, including any divestiture requirements or other modifications, will be imposed that would have an adverse effect on Atrion or the Merger. In addition, we have assumed that the Agreement, when executed by the parties thereto, will conform to the version reviewed by us in all respects meaningful to our analyses and this Opinion.

The Board of Directors
Atrion Corporation
May 27, 2024

In connection with this Opinion, we have not been requested to make, and we have not made, any physical inspection or independent appraisal or evaluation of any of the assets, properties or liabilities (fixed, contingent, accrued, derivative, off-balance sheet or otherwise) of Atrion or any other entity, nor were we provided with any such appraisal or evaluation. We also have not undertaken any independent analysis of any potential or actual litigation, regulatory action, governmental investigation, possible unasserted claims or other contingent liabilities to which Atrion or any other entity is or may be a party or is or may be subject.
This Opinion is necessarily based on financial, economic, monetary, market and other conditions as in effect on, and the information made available to us as of, the date hereof. We have no obligation to update, revise, reaffirm or withdraw this Opinion or otherwise comment upon events occurring or information that becomes available after the date hereof. As you are aware, the credit, financial and stock markets, the industry in which Atrion operates and the securities of Atrion have experienced and may continue to experience volatility and we express no opinion as to any potential effects of such volatility on Atrion or the Merger.
As you are aware, in connection with our engagement, we were not requested to, and we did not, undertake on behalf of Atrion a process to solicit indications of interest or proposals from third parties regarding the possible acquisition of all or a part of Atrion or any alternative transaction. This Opinion only addresses the fairness, from a financial point of view, of the Merger Consideration to holders of Atrion Common Stock (to the extent expressly specified herein), without regard to individual circumstances of holders of Atrion Common Stock (whether by virtue of control, voting, liquidity, contractual arrangements or otherwise) that may distinguish such holders or the securities of Atrion held by such holders, and this Opinion does not in any way address proportionate allocation or relative fairness. This Opinion also does not address any other term, aspect or implication of the Merger, including any voting and support or other agreement, arrangement or understanding entered into in connection therewith or otherwise. We are not expressing any opinion as to: (i) the underlying business decision of Atrion, its security holders or any other party to proceed with or effect the Merger; (ii) the relative merits of the Merger as compared to any alternative business strategies that might exist for Atrion or any other party or the effect of any other transaction in which Atrion or any other party might engage; (iii) the form, structure or any other portion or aspect of the Merger or otherwise; (iv) the fairness of any portion or aspect of the Merger to the holders of any class of securities, creditors or other constituencies of Atrion or any other party; (v) the fairness of any portion or aspect of the Merger to any one class or group of security holders or other constituents vis-à-vis any other class or group of security holders or other constituents (including, without limitation, the allocation of any consideration among or within such classes or groups of security holders or other constituents); (vi) whether or not Atrion, its security holders or any other party is paying or receiving reasonably equivalent value in the Merger; (vii) the solvency, creditworthiness or fair value of Atrion or any other party or any of their respective assets under any applicable laws relating to bankruptcy, insolvency, fraudulent conveyance or similar matters; or (viii) the fairness, financial or otherwise, of the amount, nature or any other aspect of any compensation to or consideration payable to or received by any officers, directors or employees of any party to the Merger, any class of such persons or any other party, relative to the Merger Consideration or otherwise. We also are not expressing any opinion as to the prices at which Atrion Common Stock or any other securities of Atrion may trade or otherwise be transferable at any time, including following announcement or consummation of the Merger. Furthermore, no opinion, view or interpretation is intended in matters that

The Board of Directors
Atrion Corporation
May 27, 2024

require legal, regulatory, accounting, tax or other similar professional advice. We have assumed that such opinions, views or interpretations have been or will be obtained from appropriate professional sources, and we have relied on the assessments of Atrion as to all legal, regulatory, accounting and tax matters relating to Atrion and the Merger.
We have acted as financial advisor to Atrion in connection with the Merger and will receive a fee for such services, the principal portion of which is contingent upon the consummation of the Merger. We also will receive a fee upon the delivery of this Opinion. In addition, Atrion has agreed to reimburse certain of our expenses and to indemnify us and certain related parties for certain liabilities arising out of our engagement. Although we and our affiliates currently are not providing, and during the past two years have not provided, investment banking and other financial services to Atrion unrelated to the Merger for which we have received or expect to receive compensation, we and our affiliates in the future may provide such services to Atrion and/or its affiliates for which we and our affiliates would expect to receive compensation. As you are aware, we and our affiliates (including Truist Bank) in the past have provided, currently are providing and in the future may provide investment banking and other financial services to Nordson and/or its affiliates, including, during the past two years, having acted or acting as a lender under certain credit facilities of, and having provided or providing certain corporate banking services to, Nordson and/or certain of its subsidiaries, for which services we and/or our affiliates have received or expect to receive compensation. We are a full service securities firm engaged in securities trading and brokerage activities as well as providing investment banking and other financial services. In the ordinary course of business, we and our affiliates may acquire, hold or sell, for our and our affiliates’ own accounts and the accounts of customers, equity, debt and other securities and financial instruments (including bank loans and other obligations) of Atrion, Nordson, their respective affiliates and any other party that may be involved in the Merger, as well as provide investment banking and other financial services to such parties. In addition, we and our affiliates (including Truist Bank) may have other financing and business relationships with Atrion, Nordson and/or their respective affiliates.
This Opinion is furnished for the use of the Board of Directors (in its capacity as such) in connection with its evaluation of the Merger Consideration. This Opinion is not intended to be, and does not constitute, a recommendation to the Board of Directors, any security holder of Atrion or any other party as to how to vote or act with respect to any matter relating to the Merger or otherwise. The issuance of this Opinion has been approved by an internal committee of Truist Securities, Inc.
Based upon and subject to the foregoing, it is our opinion that, as of the date hereof, the Merger Consideration to be paid to holders of Atrion Common Stock pursuant to the Agreement is fair, from a financial point of view, to such holders (other than, as applicable, Nordson, Merger Sub and their respective affiliates).
Very truly yours,
TRUIST SECURITIES, INC.

Annex C
§ 262. Appraisal rights.
(a)   Any stockholder of a corporation of this State who holds shares of stock on the date of the making of a demand pursuant to subsection (d) of this section with respect to such shares, who continuously holds such shares through the effective date of the merger, consolidation, conversion, transfer, domestication or continuance, who has otherwise complied with subsection (d) of this section and who has neither voted in favor of the merger, consolidation, conversion, transfer, domestication or continuance nor consented thereto in writing pursuant to § 228 of this title shall be entitled to an appraisal by the Court of Chancery of the fair value of the stockholder’s shares of stock under the circumstances described in subsections (b) and (c) of this section. As used in this section, the word “stockholder” means a holder of record of stock in a corporation; the words “stock” and “share” mean and include what is ordinarily meant by those words; the words “depository receipt” mean a receipt or other instrument issued by a depository representing an interest in 1 or more shares, or fractions thereof, solely of stock of a corporation, which stock is deposited with the depository; the words “beneficial owner” mean a person who is the beneficial owner of shares of stock held either in voting trust or by a nominee on behalf of such person; and the word “person” means any individual, corporation, partnership, unincorporated association or other entity.
(b)   Appraisal rights shall be available for the shares of any class or series of stock of a constituent, converting, transferring, domesticating or continuing corporation in a merger, consolidation, conversion, transfer, domestication or continuance to be effected pursuant to § 251 (other than a merger effected pursuant to § 251(g) of this title), § 252, § 254, § 255, § 256, § 257, § 258, § 263, § 264, § 266 or § 390 of this title (other than, in each case and solely with respect to a converted or domesticated corporation, a merger, consolidation, conversion, transfer, domestication or continuance authorized pursuant to and in accordance with the provisions of § 265 or § 388 of this title):
(1)   Provided, however, that no appraisal rights under this section shall be available for the shares of any class or series of stock, which stock, or depository receipts in respect thereof, at the record date fixed to determine the stockholders entitled to receive notice of the meeting of stockholders, or at the record date fixed to determine the stockholders entitled to consent pursuant to § 228 of this title, to act upon the agreement of merger or consolidation or the resolution providing for the conversion, transfer, domestication or continuance (or, in the case of a merger pursuant to § 251(h) of this title, as of immediately prior to the execution of the agreement of merger), were either: (i) listed on a national securities exchange or (ii) held of record by more than 2,000 holders; and further provided that no appraisal rights shall be available for any shares of stock of the constituent corporation surviving a merger if the merger did not require for its approval the vote of the stockholders of the surviving corporation as provided in § 251(f) of this title.
(2)   Notwithstanding paragraph (b)(1) of this section, appraisal rights under this section shall be available for the shares of any class or series of stock of a constituent, converting, transferring, domesticating or continuing corporation if the holders thereof are required by the terms of an agreement of merger or consolidation, or by the terms of a resolution providing for conversion, transfer, domestication or continuance, pursuant to § 251, § 252, § 254, § 255, § 256, § 257, § 258, § 263, § 264, § 266 or § 390 of this title to accept for such stock anything except:
a.   Shares of stock of the corporation surviving or resulting from such merger or consolidation, or of the converted entity or the entity resulting from a transfer, domestication or continuance if such entity is a corporation as a result of the conversion, transfer, domestication or continuance, or depository receipts in respect thereof;
b.   Shares of stock of any other corporation, or depository receipts in respect thereof, which shares of stock (or depository receipts in respect thereof) or depository receipts at the effective date of the merger, consolidation, conversion, transfer, domestication or continuance will be either listed on a national securities exchange or held of record by more than 2,000 holders;
c.   Cash in lieu of fractional shares or fractional depository receipts described in the foregoing paragraphs (b)(2)a. and b. of this section; or
d.   Any combination of the shares of stock, depository receipts and cash in lieu of fractional shares or fractional depository receipts described in the foregoing paragraphs (b)(2)a., b. and c. of this section.
(3)   In the event all of the stock of a subsidiary Delaware corporation party to a merger effected under § 253 or § 267 of this title is not owned by the parent immediately prior to the merger, appraisal rights shall be available for the shares of the subsidiary Delaware corporation.
(4)   [Repealed.]
(c)   Any corporation may provide in its certificate of incorporation that appraisal rights under this section shall be available for the shares of any class or series of its stock as a result of an amendment to its certificate of incorporation, any merger or consolidation in which the corporation is a constituent corporation, the sale of all or substantially all of the assets of the corporation or a conversion effected pursuant to § 266 of this title or a transfer, domestication or continuance effected pursuant to § 390 of this title. If the certificate of incorporation contains such a provision, the provisions of this section, including those set forth in subsections (d), (e), and (g) of this section, shall apply as nearly as is practicable.
(d)   Appraisal rights shall be perfected as follows:
(1)   If a proposed merger, consolidation, conversion, transfer, domestication or continuance for which appraisal rights are provided under this section is to be submitted for approval at a meeting of stockholders, the corporation, not less than 20 days prior to the meeting, shall notify each of its stockholders who was such on the record date for notice of such meeting (or such members who received notice in accordance with § 255(c) of this title) with respect to shares for which appraisal rights are available pursuant to subsection (b) or (c) of this section that appraisal rights are available for any or all of the shares of the constituent corporations or the converting, transferring, domesticating or continuing corporation, and shall include in such notice either a copy of this section (and, if 1 of the constituent corporations or the converting corporation is a nonstock corporation, a copy of § 114 of this title) or information directing the stockholders to a publicly available electronic resource at which this section (and, § 114 of this title, if applicable) may be accessed without subscription or cost. Each stockholder electing to demand the appraisal of such stockholder’s shares shall deliver to the corporation, before the taking of the vote on the merger, consolidation, conversion, transfer, domestication or continuance, a written demand for appraisal of such stockholder’s shares; provided that a demand may be delivered to the corporation by electronic transmission if directed to an information processing system (if any) expressly designated for that purpose in such notice. Such demand will be sufficient if it reasonably informs the corporation of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of such stockholder’s shares. A proxy or vote against the merger, consolidation, conversion, transfer, domestication or continuance shall not constitute such a demand. A stockholder electing to take such action must do so by a separate written demand as herein provided. Within 10 days after the effective date of such merger, consolidation, conversion, transfer, domestication or continuance, the surviving, resulting or converted entity shall notify each stockholder of each constituent or converting, transferring, domesticating or continuing corporation who has complied with this subsection and has not voted in favor of or consented to the merger, consolidation, conversion, transfer, domestication or continuance, and any beneficial owner who has demanded appraisal under paragraph (d)(3) of this section, of the date that the merger, consolidation or conversion has become effective; or
(2)   If the merger, consolidation, conversion, transfer, domestication or continuance was approved pursuant to § 228, § 251(h), § 253, or § 267 of this title, then either a constituent, converting, transferring, domesticating or continuing corporation before the effective date of the merger, consolidation, conversion, transfer, domestication or continuance, or the surviving, resulting or converted entity within 10 days after such effective date, shall notify each stockholder of any class or series of stock of such constituent, converting, transferring, domesticating or continuing corporation who is entitled to appraisal rights of the approval of the merger, consolidation, conversion, transfer, domestication or continuance and that appraisal rights are available for any or all shares of such class or series of stock of such constituent, converting, transferring, domesticating or continuing corporation, and shall include in such notice either a copy of this section (and, if 1 of the constituent corporations or the converting, transferring, domesticating or continuing corporation is a nonstock corporation, a copy of § 114 of this title) or information directing the stockholders to a publicly available electronic resource at which this section (and § 114 of this title, if applicable) may be accessed without subscription or cost. Such notice may, and, if given on or after the effective date of the merger, consolidation, conversion, transfer, domestication or continuance, shall, also notify such stockholders of the effective date of the merger, consolidation, conversion, transfer, domestication or continuance. Any stockholder entitled to appraisal rights may, within 20 days after the date of giving such notice or, in the case of a merger approved pursuant to § 251(h) of this title, within the later of the consummation of the offer contemplated by § 251(h) of this title and 20 days after the date of giving such notice, demand in writing from the surviving, resulting or converted entity the appraisal of such holder’s shares; provided that a demand may be delivered to such entity by electronic transmission if directed to an information processing system (if any) expressly designated for that purpose in such notice. Such demand will be sufficient if it reasonably informs such entity of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of such holder’s shares. If such notice did not notify stockholders of the effective date of the merger, consolidation, conversion, transfer, domestication or continuance, either (i) each such constituent corporation or the converting, transferring, domesticating or continuing corporation shall send a second notice before the effective date of the merger, consolidation, conversion, transfer, domestication or continuance notifying each of the holders of any class or series of stock of such constituent, converting, transferring, domesticating or continuing corporation that are entitled to appraisal rights of the effective date of the merger, consolidation, conversion, transfer, domestication or continuance or (ii) the surviving, resulting or converted entity shall send such a second notice to all such holders on or within 10 days after such effective date; provided, however, that if such second notice is sent more than 20 days following the sending of the first notice or, in the case of a merger approved pursuant to § 251(h) of this title, later than the later of the consummation of the offer contemplated by § 251(h) of this title and 20 days following the sending of the first notice, such second notice need only be sent to each stockholder who is entitled to appraisal rights and who has demanded appraisal of such holder’s shares in accordance with this subsection and any beneficial owner who has demanded appraisal under paragraph (d)(3) of this section. An affidavit of the secretary or assistant secretary or of the transfer agent of the corporation or entity that is required to give either notice that such notice has been given shall, in the absence of fraud, be prima facie evidence of the facts stated therein. For purposes of determining the stockholders entitled to receive either notice, each constituent corporation or the converting, transferring, domesticating or continuing corporation may fix, in advance, a record date that shall be not more than 10 days prior to the date the notice is given, provided, that if the notice is given on or after the effective date of the merger, consolidation, conversion, transfer, domestication or continuance, the record date shall be such effective date. If no record date is fixed and the notice is given prior to the effective date, the record date shall be the close of business on the day next preceding the day on which the notice is given.
(3)   Notwithstanding subsection (a) of this section (but subject to this paragraph (d)(3)), a beneficial owner may, in such person’s name, demand in writing an appraisal of such beneficial owner’s shares in accordance with either paragraph (d)(1) or (2) of this section, as applicable; provided that (i) such beneficial owner continuously owns such shares through the effective date of the merger, consolidation, conversion, transfer, domestication or continuance and otherwise satisfies the requirements applicable to a stockholder under the first sentence of subsection (a) of this section and (ii) the demand made by such beneficial owner reasonably identifies the holder of record of the shares for which the demand is made, is accompanied by documentary evidence of such beneficial owner’s beneficial ownership of stock and a statement that such documentary evidence is a true and correct copy of what it purports to be, and provides an address at which such beneficial owner consents to receive notices given by the surviving, resulting or converted entity hereunder and to be set forth on the verified list required by subsection (f) of this section.
(e)   Within 120 days after the effective date of the merger, consolidation, conversion, transfer, domestication or continuance, the surviving, resulting or converted entity, or any person who has complied with subsections (a) and (d) of this section and who is otherwise entitled to appraisal rights, may commence an appraisal proceeding by filing a petition in the Court of Chancery demanding a determination of the value of the stock of all such stockholders. Notwithstanding the foregoing, at any time within 60 days after the effective date of the merger, consolidation, conversion, transfer, domestication or continuance, any person entitled to appraisal rights who has not commenced an appraisal proceeding or joined that proceeding as a named party shall have the right to withdraw such person’s demand for appraisal and to accept the terms offered upon the merger, consolidation, conversion, transfer, domestication or continuance. Within 120 days after the effective date of the merger, consolidation, conversion, transfer, domestication or continuance, any person who has complied with the requirements of subsections (a) and (d) of this section, upon request given in writing (or by electronic transmission directed to an information processing system (if any) expressly designated for that purpose in the notice of appraisal), shall be entitled to receive from the surviving, resulting or converted entity a statement setting forth the aggregate number of shares not voted in favor of the merger, consolidation, conversion, transfer, domestication or continuance (or, in the case of a merger approved pursuant to § 251(h) of this title, the aggregate number of shares (other than any excluded stock (as defined in § 251(h)(6)d. of this title)) that were the subject of, and were not tendered into, and accepted for purchase or exchange in, the offer referred to in § 251(h)(2) of this title)), and, in either case, with respect to which demands for appraisal have been received and the aggregate number of stockholders or beneficial owners holding or owning such shares (provided that, where a beneficial owner makes a demand pursuant to paragraph (d)(3) of this section, the record holder of such shares shall not be considered a separate stockholder holding such shares for purposes of such aggregate number). Such statement shall be given to the person within 10 days after such person’s request for such a statement is received by the surviving, resulting or converted entity or within 10 days after expiration of the period for delivery of demands for appraisal under subsection (d) of this section, whichever is later.
(f)   Upon the filing of any such petition by any person other than the surviving, resulting or converted entity, service of a copy thereof shall be made upon such entity, which shall within 20 days after such service file in the office of the Register in Chancery in which the petition was filed a duly verified list containing the names and addresses of all persons who have demanded appraisal for their shares and with whom agreements as to the value of their shares have not been reached by such entity. If the petition shall be filed by the surviving, resulting or converted entity, the petition shall be accompanied by such a duly verified list. The Register in Chancery, if so ordered by the Court, shall give notice of the time and place fixed for the hearing of such petition by registered or certified mail to the surviving, resulting or converted entity and to the persons shown on the list at the addresses therein stated. The forms of the notices by mail and by publication shall be approved by the Court, and the costs thereof shall be borne by the surviving, resulting or converted entity.
(g)   At the hearing on such petition, the Court shall determine the persons who have complied with this section and who have become entitled to appraisal rights. The Court may require the persons who have demanded an appraisal for their shares and who hold stock represented by certificates to submit their certificates of stock to the Register in Chancery for notation thereon of the pendency of the appraisal proceedings; and if any person fails to comply with such direction, the Court may dismiss the proceedings as to such person. If immediately before the merger, consolidation, conversion, transfer, domestication or continuance the shares of the class or series of stock of the constituent, converting, transferring, domesticating or continuing corporation as to which appraisal rights are available were listed on a national securities exchange, the Court shall dismiss the proceedings as to all holders of such shares who are otherwise entitled to appraisal rights unless (1) the total number of shares entitled to appraisal exceeds 1% of the outstanding shares of the class or series eligible for appraisal, (2) the value of the consideration provided in the merger, consolidation, conversion, transfer, domestication or continuance for such total number of shares exceeds $1 million, or (3) the merger was approved pursuant to § 253 or § 267 of this title.
(h)   After the Court determines the persons entitled to an appraisal, the appraisal proceeding shall be conducted in accordance with the rules of the Court of Chancery, including any rules specifically governing appraisal proceedings. Through such proceeding the Court shall determine the fair value of the shares exclusive of any element of value arising from the accomplishment or expectation of the merger, consolidation, conversion, transfer, domestication or continuance, together with interest, if any, to be paid upon the amount determined to be the fair value. In determining such fair value, the Court shall take into account all relevant factors. Unless the Court in its discretion determines otherwise for good cause shown, and except as provided in this subsection, interest from the effective date of the merger, consolidation, conversion, transfer, domestication or continuance through the date of payment of the judgment shall be compounded quarterly and shall accrue at 5% over the Federal Reserve discount rate (including any surcharge) as established from time to time during the period between the effective date of the merger, consolidation or conversion and the date of payment of the judgment. At any time before the entry of judgment in the proceedings, the surviving, resulting or converted entity may pay to each person entitled to appraisal an amount in cash, in which case interest shall accrue thereafter as provided herein only upon the sum of (1) the difference, if any, between the amount so paid and the fair value of the shares as determined by the Court, and (2) interest theretofore accrued, unless paid at that time. Upon application by the surviving, resulting or converted entity or by any person entitled to participate in the appraisal proceeding, the Court may, in its discretion, proceed to trial upon the appraisal prior to the final determination of the persons entitled to an appraisal. Any person whose name appears on the list filed by the surviving, resulting or converted entity pursuant to subsection (f) of this section may participate fully in all proceedings until it is finally determined that such person is not entitled to appraisal rights under this section.
(i)   The Court shall direct the payment of the fair value of the shares, together with interest, if any, by the surviving, resulting or converted entity to the persons entitled thereto. Payment shall be so made to each such person upon such terms and conditions as the Court may order. The Court’s decree may be enforced as other decrees in the Court of Chancery may be enforced, whether such surviving, resulting or converted entity be an entity of this State or of any state.
(j)   The costs of the proceeding may be determined by the Court and taxed upon the parties as the Court deems equitable in the circumstances. Upon application of a person whose name appears on the list filed by the surviving, resulting or converted entity pursuant to subsection (f) of this section who participated in the proceeding and incurred expenses in connection therewith, the Court may order all or a portion of such expenses, including, without limitation, reasonable attorney’s fees and the fees and expenses of experts, to be charged pro rata against the value of all the shares entitled to an appraisal not dismissed pursuant to subsection (k) of this section or subject to such an award pursuant to a reservation of jurisdiction under subsection (k) of this section.
(k)   Subject to the remainder of this subsection, from and after the effective date of the merger, consolidation, conversion, transfer, domestication or continuance, no person who has demanded appraisal rights with respect to some or all of such person’s shares as provided in subsection (d) of this section shall be entitled to vote such shares for any purpose or to receive payment of dividends or other distributions on such shares (except dividends or other distributions payable to stockholders of record at a date which is prior to the effective date of the merger, consolidation, conversion, transfer, domestication or continuance). If a person who has made a demand for an appraisal in accordance with this section shall deliver to the surviving, resulting or converted entity a written withdrawal of such person’s demand for an appraisal in respect of some or all of such person’s shares in accordance with subsection (e) of this section, either within 60 days after such effective date or thereafter with the written approval of the corporation, then the right of such person to an appraisal of the shares subject to the withdrawal shall cease. Notwithstanding the foregoing, an appraisal proceeding in the Court of Chancery shall not be dismissed as to any person without the approval of the Court, and such approval may be conditioned upon such terms as the Court deems just, including without limitation, a reservation of jurisdiction for any application to the Court made under subsection (j) of this section; provided, however that this provision shall not affect the right of any person who has not commenced an appraisal proceeding or joined that proceeding as a named party to withdraw such person’s demand for appraisal and to accept the terms offered upon the merger, consolidation, conversion, transfer, domestication or continuance within 60 days after the effective date of the merger, consolidation, conversion, transfer, domestication or continuance, as set forth in subsection (e) of this section. If a petition for an appraisal is not filed within the time provided in subsection (e) of this section, the right to appraisal with respect to all shares shall cease.
(l)   The shares or other equity interests of the surviving, resulting or converted entity to which the shares of stock subject to appraisal under this section would have otherwise converted but for an appraisal demand made in accordance with this section shall have the status of authorized but not outstanding shares of stock or other equity interests of the surviving, resulting or converted entity, unless and until the person that has demanded appraisal is no longer entitled to appraisal pursuant to this section.

Annex D
ACTION OF DIRECTORS OF ATRION CORPORATION
BY UNANIMOUS WRITTEN CONSENT
IN LIEU OF SPECIAL MEETING
The following actions are hereby taken by the directors of Atrion Corporation (the “Corporation”) through this Action by Unanimous Written Consent and in lieu of holding a special meeting of the Board of Directors of the Corporation, pursuant to the provisions of Section 141 of the Delaware General Corporation Law (the “DGCL”), the Certificate of Incorporation of the Corporation, and the Bylaws of the Corporation:
1.
Adoption of the following resolutions:

WHEREAS, on May 28, 2024, the Corporation entered into an Agreement and Plan of Merger (such agreement, as it may be amended, modified or supplemented from time to time, the “Merger Agreement”), by and among the Corporation, Nordson Corporation, an Ohio corporation (“Parent”), Alpha Medical Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Nordson (“Merger Sub”), pursuant to which, among other matters, Merger Sub will merge with and into the Corporation, with the Corporation surviving as the surviving corporation and a wholly owned subsidiary of Parent (the “Merger,” and together with the other transactions contemplated by the Merger Agreement, the “Transactions”), pursuant to the terms and subject to the conditions set forth in the Merger Agreement (defined terms used in herein have the meanings assigned to them in the Merger Agreement).
WHEREAS, the Board of Directors adopted resolutions on May 27, 2024 (the “Resolutions”), approving, among other matters, the Merger Agreement.
WHEREAS, the Board of Directors has been advised by Allen Overy Shearman Sterling US LLP, the Corporation’s outside counsel in connection with the Merger, of the Delaware Court of Chancery’s opinion issued on February 29, 2024 in the case Sjunde AP-Fonden v. Activision Blizzard, Inc., et al., C.A. No. 2022-1001-KSJM (Del. Ch. Feb. 29, 2024) (“Activision”), pursuant to which the court held that, in approving a merger transaction in accordance with Section 251 of the DGCL, the relevant agreement and plan of merger must be, at minimum, “essentially complete” at the time such agreement is adopted by the board of directors of a Delaware corporation.
WHEREAS, certain ministerial updates were made to the Merger Agreement, including the Company Disclosure Schedule, following the Board of Directors’ prior approval of the Merger Agreement.
WHEREAS, the directors of the Corporation have received and reviewed the final execution versions of the Merger Agreement and the additional documentation related thereto (including the form of the certificate of incorporation of the Surviving Corporation, the form of voting and support agreement that was entered into by certain stockholders of the Corporation and the Company Disclosure Schedule).
WHEREAS, the directors of the Corporation believe that the Board of Directors’ prior approval of the Merger Agreement and the Corporation’s execution thereof complied with the requirements of DGCL Section 251; however, the directors of the Corporation desire to ratify the approval and execution of the Merger Agreement pursuant to DGCL Section 204 to eliminate the risk that, or any uncertainty as to whether, such approval or execution did not comply with DGCL Section 251 or otherwise potentially constituted a “defective corporate act” (as defined in DGCL Section 204(h)(1)).
WHEREAS, in light of the Activision decision, the prior approval by the directors of the Corporation, and their declaration of the advisability, of the Merger Agreement and the Corporation’s execution of the Merger Agreement on May 28, 2024 are the potentially defective corporate acts (collectively, the “Subject Acts”).
WHEREAS, the Subject Acts may not have been taken in compliance with DGCL Section 251, given that certain ministerial updates were made to the Merger Agreement and the Company Disclosure Schedule after the Board of Directors’ adoption of the Resolutions.

Action of Directors of Atrion Corporation By Unanimous Written Consent In Lieu Of Special Meeting Page Two
NOW, THEREFORE, BE IT RESOLVED, that the directors of the Corporation hereby approve the ratification of the Subject Acts and approve and declare advisable the Merger Agreement executed by the Corporation on May 28, 2024, the final execution version of which has been provided to and reviewed by the directors of the Corporation, along with the final versions of the additional related documentation, including the Company Disclosure Schedule, and confirm and ratify the directors’ recommendation that the Corporation’s stockholders approve and adopt the Merger Agreement and each of the other actions taken pursuant to the Resolutions.
FURTHER RESOLVED, that the directors of the Corporation hereby direct the Corporation’s President and Chief Executive Officer and any other officer of the Corporation designated by the Corporation’s President and Chief Executive Officer (each such person, an “Authorized Officer”) to provide prompt notice, in the name of and on behalf of the Corporation, of the ratification of the Subject Acts in accordance with DGCL Section 204(g).
FURTHER RESOLVED, that any and all action heretofore or hereafter taken by the Authorized Officers of the Corporation in connection with the subject matter of these resolutions are hereby ratified and confirmed in all respects as the act and deed of the Corporation.
FURTHER RESOLVED, that the Authorized Officers be, and each of them acting alone hereby is, authorized, in the name of and on behalf of the Corporation, to execute and deliver, or to cause to be executed and delivered, any and all notices, instruments, requests, reports, applications, amendments, agreements, certificates and other documents, and to obtain any necessary consents or adopt applicable resolutions, and to do or cause to be done all such further acts and things as they deem necessary, appropriate or desirable, in connection with the Transactions and any other agreements referred to in or contemplated by the Merger Agreement and in order to effectuate the purpose and intent of the foregoing resolutions; that their authority to act under these resolutions shall be conclusively evidenced by their so acting; and that any and all such actions heretofore taken on behalf of the Corporation in connection with the Transactions and documents contemplated by these resolutions and the Transactions are hereby ratified, approved and confirmed as the act and deed of the Corporation.
2.
The Secretary is hereby instructed to insert this instrument in the Corporation’s minute book.

This Action by Unanimous Written Consent may be executed and delivered in person or by facsimile or other electronic means and in counterparts, each of which when executed and delivered (including delivery by facsimile or other electronic means) shall be deemed an original, but all of which together shall be deemed one and the same instrument. The foregoing actions are unanimously consented to, without a meeting, by all of the members of the Board of Directors of the Corporation as evidenced by their execution of this instrument.
(Signature page follows.)

Action of Directors of Atrion Corporation By Unanimous Written Consent In Lieu Of Special Meeting Signature Page
This action by unanimous written consent shall be effective on the date the Company receives the unanimous written consent of the Corporation’s directors.
/s/ Preston G. Athey Preston G. Athey	Date:	June 30, 2024
/s/ Jeannette Bankes Jeannette Bankes	Date:	June 30, 2024
/s/ Emile A Battat Emile A Battat	Date:	June 30, 2024
/s/ Ronald N. Spaulding Ronald N. Spaulding	Date:	July 1, 2024
/s/ John P. Stupp, Jr. John P. Stupp, Jr.	Date:	July 1, 2024

Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) DateTO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:KEEP THIS PORTION FOR YOUR RECORDSTHIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLYPreliminary - Subject to CompletionPreliminary - Subject to CompletionV53826-TBDFor Against Abstain! ! !! ! !! ! !ATRION CORPORATIONThe Board of Directors recommends you vote "FOR" proposals 1, 2 and 3:1. To adopt the Agreement and Plan of Merger, dated May 28, 2024 (such agreement, as it may be amended, modified or supplemented from time totime, the “Merger Agreement”), by and among Nordson Corporation, an Ohio corporation (“Nordson”), Alpha Medical Merger Sub, Inc., a Delawarecorporation and a wholly owned subsidiary of Nordson (“Merger Sub”) and Atrion. Upon the terms and subject to the conditions of the Merger Agreement,Nordson will acquire Atrion via a merger of Merger Sub with and into Atrion, with the separate corporate existence of Merger Sub thereupon ceasingand Atrion continuing as the surviving corporation and a wholly owned subsidiary of Nordson.2. To approve, on an advisory (non-binding) basis, the compensation that may be paid or become payable to Atrion’s named executive officers that is basedon or otherwise relates to the Merger Agreement and the transactions contemplated by the Merger Agreement.3. To adjourn the special meeting of the Atrion stockholders (the "Special Meeting") to a later date or dates, if necessary or appropriate, including tosolicit additional proxies to approve the proposal to adopt the Merger Agreement if there are insufficient votes to adopt the Merger Agreement at thetime of the Special Meeting.Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Jointowners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.SCAN TOVIEW MATERIALS & VOTE wATRION CORPORATIONONE ALLENTOWN PARKWAYALLEN, TX 75002VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode aboveUse the Internet to transmit your voting instructions and for electronic delivery ofinformation up until 11:59 p.m. Eastern Time the day before the cut-off date or meetingdate. Have your proxy card in hand when you access the web site and follow theinstructions to obtain your records and to create an electronic voting instruction form.ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALSIf you would like to reduce the costs incurred by our company in mailing proxy materials,you can consent to receiving all future proxy statements, proxy cards and annual reportselectronically via e-mail or the Internet. To sign up for electronic delivery, please followthe instructions above to vote using the Internet and, when prompted, indicate thatyou agree to receive or access proxy materials electronically in future years.VOTE BY PHONE - 1-800-690-6903Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m.Eastern Time the day before the cut-off date or meeting date. Have your proxy card inhand when you call and then follow the instructions.VOTE BY MAILMark, sign and date your proxy card and return it in the postage-paid envelope wehave provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way,Edgewood, NY 11717.Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:The Notice and Proxy Statement is available at www.proxyvote.com.V53827-TBD

Preliminary - Subject to CompletionPreliminary - Subject to CompletionATRION CORPORATIONSPECIAL MEETING OF STOCKHOLDERS[TBD], 2024 [TBD] CENTRAL TIMETHIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORSThe undersigned hereby appoints David A. Battat and Cindy Ferguson, or either of them, each with power of substitution, as proxies of the undersigned, and hereby authorizes them to represent and to vote, as specified on the reverse side of this proxy, and in their discretion upon such other matters that may properly come before the meeting or any adjournment thereof, all of the shares of Common Stock of Atrion Corporation that the undersigned is entitled to vote at the Special Meeting of Stockholders of Atrion Corporation to be held at [TBD], Central Time, on [TBD], 2024, at the offices of Atrion Corporation,One Allentown Parkway, Allen, TX 75002, and at any adjournment thereof.This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE.Continued and to be signed on reverse side.